The Prudential Series Fund, Inc.

[GRAPHIC]

Annual Report to Contract Owners

Prudential's Variable Universal Life
Pruco Life's Variable Universal Life
Pruco Life's PruSelectSM III
Pruco Life of New Jersey's PruSelectSM III

December 31, 1999

VARIABLE INVESTMENT OPTIONS

  .    The Prudential Series Fund, Inc.

       Money Market Portfolio
       Diversified Bond Portfolio
       Conservative Balanced Portfolio
       Flexible Managed Portfolio
       High Yield Bond Portfolio
       Stock Index Portfolio
       Equity Income Portfolio
       Equity Portfolio
       Prudential Jennison Portfolio
       Global Portfolio

  .    AIM Variable Insurance Funds, Inc.
          AIM V.I. Value Fund

  .    American Century Variable Portfolios, Inc.
          American Century VP Value Fund

  .    Janus Aspen Series
          Janus Aspen Growth Portfolio

  .    MFS(R) Variable Investment TrustSM
          MFS(R) Emerging Growth Series

  .    T. Rowe Price International Series, Inc.
          International Stock Portfolio

[LOGO OF PRUDENTIAL]
The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

Pruco Life Insurance Company
213 Washington Street
Newark, NJ 07102-2992

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This Report may be used with the public only when preceded or accompanied by current prospectuses for The Prudential Series Fund, Inc., the applicable variable life product and the current Performance Data Update for the applicable product. The Performance Data Update shows historical investment performance after the deduction of investment management fees, investment-related expenses and the product's mortality and expense risk charge.

For the variable life insurance products, additional contract charges include the cost of insurance, administrative, sales and any applicable withdrawal or surrender charges. These charges will reduce the rates of return shown on the Performance Data Update. The prospectuses contain more information concerning charges and expenses, including hypothetical performance illustrations that show the effects of performance on various assumptions. The prospectus should be read carefully before you invest or send money.

Variable Universal Life is issued by Pruco Life Insurance Company, located at 213 Washington Street, Newark, NJ 07102 and in New York, by Prudential, 751 Broad Street, Newark, NJ 07102-3777. Pruco Life Insurance Company is a subsidiary of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777.

Variable Universal Life is offered by Registered Representatives of Pruco Securities Corporation, or by Registered Representatives of Broker Dealers with whom Pruco Securities Corporation has a selling agreement and Prudential Securities Incorporated, both subsidiaries of Prudential. The principal address of Pruco Securities is 751 Broad Street, Newark, NJ 07102-3777. Prudential Securities is located at One Seaport Plaza, New York, NY 10292.

PruSelectSM III is issued by Pruco Life Insurance Company (except in New Jersey and New York, where it will be issued by Pruco Life of New Jersey, upon approval of contracts in those states) and offered by Registered Representatives of Pruco Securities Corporation, or by Registered Representatives of Broker Dealers with whom Pruco Securities Corporation has a selling agreement. Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey are both located at 213 Washington Street, Newark, NJ 07102-2992 and Pruco Securities Corporation is located at 751 Broad Street, Newark, NJ, 07102-3777. All are subsidiaries of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777. PruSelectSM III may not be available in all states.

Table of Contents
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Letter to Contract Owners .....................................................3
Commentary and Outlook ......................................................4-7

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The Prudential Series Fund, Inc. Portfolios
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  Money Market Portfolio
  Diversified Bond Portfolio
  Conservative Balanced Portfolio
  Flexible Managed Portfolio
  High Yield Bond Portfolio
  Stock Index Portfolio
  Equity Income Portfolio
  Equity Portfolio
  Prudential Jennison Portfolio
  Global Portfolio

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AIM Variable Insurance Funds, Inc.
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  AIM V.I. Value

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American Century Variable Portfolios, Inc.
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  American Century VP Value Fund

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Janus Aspen Series
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  Janus Aspen Growth Portfolio

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MFS(R) Variable Insurance TrustSM
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  MFS(R) Emerging Growth Series

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T. Rowe Price International Series, Inc.
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  T. Rowe Price International Stock Portfolio

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                        The Prudential Series Fund, Inc.
                               Board of Directors


JOHN R. STRANGFELD                   W. SCOTT McDONALD, JR., Ph.D.
Chairman,                            Vice President,
The Prudential Series Fund, Inc.     Kaludis Consulting Group

SAUL K. FENSTER, Ph.D.               JOSEPH WEBER, Ph.D.
President,                           Vice President,
New Jersey Institute of Technology   Interclass (international corporate
                                     learning)

Letter To Contract Owners
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Year Ended December 31, 1999
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[PHOTO]

CHAIRMAN
JOHN R. STRANGFELD

"People differ in their level of comfort when the value of their investments fluctuates. Moreover, they may prefer less volatility as they approach retirement. We recommend that you consider your variable life insurance or variable annuity contract in the context of your entire portfolio of investments."

Dear Contract Owner:

This Annual Report reviews the investment strategies and performance of the portfolios available in your Prudential variable life insurance or variable annuity contract.

A look back at 1999
Last year, technology growth stocks far outperformed most other investments. Around the world, the spread of computers, the Internet, and wireless telecommunications is transforming the way people live. This resulted in increases in the valuation of many companies in that sector. Emerging market securities also had particularly strong returns, as the economic recovery of Asia restored investor confidence in these countries. Meanwhile, most bond investments did not perform well, nor did small-cap value stocks.

2000: A first glance
The new year began with a wave of profit taking, offset by good news on inflation, only to be driven lower by renewed concerns about inflation. The result has been significant daily market moves, both positive and negative. These daily, monthly, and even yearly developments in the market are important, and can be very interesting. It's equally important, however, to keep in mind the fundamentals of investing: asset allocation, diversification, and a systematic plan to reach long-term goals.

Know your own comfort level
People differ in their level of comfort when the value of their investments fluctuates. Moreover, they may prefer less volatility as they approach retirement. We recommend that you consider your variable life insurance or variable annuity contract in the context of your entire portfolio of investments.

Rebalancing your portfolio
After a divergent market such as the past year's, when returns were concentrated in a narrow group of securities, you may find that the balance among your holdings has changed. You may have a larger proportion in stocks than you are comfortable with, or a larger proportion in growth stocks. It may be a good idea to rebalance your holdings to restore the allocation that you had chosen to meet your needs.

The value of professional guidance
Your financial professional can help you determine if adjustments should be made, whether in light of today's dynamic marketplace, or if your needs have changed. The important point is for you to be comfortable with a plan to help reach your personal goals, rather than allowing your assets to drift with market activity.


Sincerely,

/s/ John R. Strangfeld

John R. Strangfeld
Chairman
The Prudential Series Fund, Inc.                            January 26, 2000

Equity Commentary
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December 31, 1999
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Global economic recovery and tech take off
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Economies around the world began to recover in 1999 as a global financial crisis that had roiled financial markets in 1997 and 1998 subsided. A flight of capital away from emerging market countries had resulted in economic recessions and weakened currencies in many of these nations. But in 1999 the weaker currencies helped boost their exports and revive their economies. Because the world economy was more stable, investors poured money into stocks and bonds of developing markets and stocks in Latin America, eastern Europe and Asia rose dramatically. Japanese stocks also rallied as that nation attacked its structural, financial and business problems.

The pickup in global economic demand boosted commodity prices. The United States saw strong advances for industrial cyclical stocks such as basic materials and capital goods. Booming economies, however, often lead to higher interest rates, so investors were cautious about rising rates throughout the year.

Performance of Key Stock Market Indexes
Through December 31, 1999

[GRAPH]
                                           Six Months     1999

S&P 500                                       7.7%        21.0%
S&P 500/BARRAValue                           -1.1         12.7
S&P 500/BARRA Growth                         15.6         28.3
Russell 2000 Value                           -6.4         -1.5
Russell 2000 Growth                          28.8         43.1
MSCI World Index Free*                       25.1         24.8
MSCI Europe Index*                           18.8         15.9
MSCI Japan Index*                            33.8         61.5

*In U.S. currency.

Sources: Morgan Stanley Capital International (MSCI), Standard & Poor's, Frank Russell Company and Prudential as of December 31, 1999. S&P 500 Composite, Russell 2000, and Morgan Stanley Capital International indexes are unmanaged indexes of stocks that provide an indication of stock price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index. Please refer to inside back cover for benchmark definitions.

Growth stocks are normally interest rate sensitive, because rising rates reduce the value of future earnings. In addition, growth companies looking to expand may borrow from banks or issue bonds. This year, however, a surging tech sector provided an environment in which companies could raise funds relatively easily by issuing stock. The tech-heavy Nasdaq Composite closed at a record 4,069--an 86% gain for the year. Small and mid-cap U.S. growth stocks also had strong performances. The Russell Midcap Growth Index gained 51%; the Russell 2000 Smallcap Growth Index rose 43%.

In contrast, both small-cap value and mid-cap value stocks declined during 1999. At the beginning of 1999, value stocks were already much cheaper than growth stocks, and the sharp difference in performance over the course of the year increased these disparities in relative value.

Geographically broad-based stock gains
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The improved commodities markets and lower production costs due to currency devaluations made an excellent environment for the stocks of many developing countries. In Latin America, Mexico benefited from the increased linkage of its economy to the developed countries to its north; its stocks soared 82% (in U.S. dollars). Brazil also had a strong year. Both were rebounding from severe declines in 1998.

Among developed markets, the telecommunications sector saw considerable jockeying for position, with merger and takeover offers common. Telecom giant Nokia led the Nordic region to an 88% return. Developed Europe, as a whole, trailed the global markets but picked up toward the end of the year. The Japanese stock market rose 62% (in U.S. dollars) in part from the rise of the yen with respect to the U.S. dollar.

Within the United States, gains were narrow
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Increases in prices of U.S. stocks were concentrated. Many technology stocks had extraordinary returns, whether they were giant companies like Cisco Systems and Intel or initial public offerings (IPOs) of Internet companies with no earnings. Although some inexpensive sectors of the U.S. stock market--capital goods, basic materials, consumer cyclicals and energy--had good returns in 1999, value stocks overall trailed growth by a very broad margin. In the Russell 3000, which reflects all market capitalization sectors, growth stocks returned 34% while value stocks gained 7%.


The views expressed are as of January 26, 2000, and are subject to change based on market and other conditions.

Equity Outlook 2000
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December 31, 1999
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How long can it continue?
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The key uncertainty is whether the intense speculation in technology, Internet and communications stocks that accelerated late in 1999 will continue this year, or will investors turn to inexpensive industrial cyclical stocks such as capital goods and basic materials?

Although commodity prices and basic materials shares rose about 15% to 30% in 1999, they started from a very low base and are still relatively cheap. Commodity inventories are low, so accelerating global economic activity could push up prices and attract more investors to basic materials stocks. Because rising commodity prices also typically drive interest rates higher, this could trigger a market rotation away from the techs to industrials. Many industrial stocks have become quite inexpensive, while consolidation and restraint in investing in new capacity have prepared them to leverage the benefits of improving demand.

We expect continued earnings growth from many technology leaders as Internet use and wireless telecommunications spread to relatively undeveloped markets. Business-to-business Internet services are also growing rapidly. Despite the tremendous average gain of technology stocks in 1999, stock selection was and will continue to be important: When investors lost confidence in companies' prospects, the stocks fell, whether it was Amazon.com or a start-up.

U.S. stocks are generally expensive
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Our valuation models suggest the U.S. stock market (as represented by the S&P
500) is 15% to 20% overvalued. Market valuations are at a historic extreme--the dividend yield on the S&P 500 dropped to 1.16% and the price/earnings ratio reached 32.0. However, earnings estimates and revisions of estimates are still positive, which could provide the market with continued momentum.

Investors are paying more attention to earnings and trends than to valuations. When companies have missed estimates, even by small amounts, their shares have been punished. A broad decline in profit growth would be a danger signal. Normally, rising interest rates pose a threat to highly valued growth companies. In this earnings-focused market, however, it is not clear how investors will react should both interest rates and earnings continue to rise.

Given the uncertainty, the prudent course is to be exposed to the current trend and to alternatives--that is, to technology-intensive funds and to funds with a heavy exposure to commodity cyclicals. Although U.S. stocks are generally overvalued, there are still companies in many sectors that have good fundamentals, and whose shares are relatively inexpensive.

Performance of U.S. Market Sectors Through December 31, 1999

[GRAPH]

                                 Six Months              1999

Technology                          40.4%                75.1%
Energy                              -0.3                 19.0
Capital Goods                        8.7                 28.9
Utilities                           -9.9                 -8.9
Communications Services              1.7                 19.1
Basic Materials                      3.4                 26.4
Consumer Cylicals                    8.9                 22.3
Healthcare                          -7.9                 -8.2
Consumer Staples                    -4.2                 -6.3
Financials                          -7.9                 -4.0
Transportation                     -18.9                 -9.7

Source: Standard & Poor's as of December 31, 1999. The S&P 500 Index is an unmanaged index of stocks that provides an indication of stock price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

Bond Commentary
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December 31, 1999
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A challenging year for U.S. bonds.
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This year proved to be the worst in the history of the 30-year U.S. Treasury bond. An investor who purchased this Treasury bond at a 5.10% yield at the beginning of 1999 lost more than 14% by the end of the year. Many investors sold Treasuries, believing they no longer needed these conservative securities because the global financial crisis had begun to fade in the first quarter of 1999. Later in the year, Treasuries sold off amid fear that inflation was building in the domestic and global economies. Rising inflation hurts bonds by eroding the value of their fixed interest payments.

Concerns about mounting inflation were well founded. Crude oil prices more than doubled in 1999, albeit from their lowest level in more than a decade. Furthermore, the lowest U.S. unemployment rate in 30 years fueled fears of growing wage pressures. Consumers and businesses spent vigorously, threatening to boost the prices of goods and services. With the U.S. economy growing rapidly, the Federal Reserve was bound to increase short-term interest rates to slow economic growth and prevent spiraling inflation. To compensate for the risk of rising short-term rates, investors drove prices of Treasuries lower, which caused their yields to climb. The Treasury market was down 2.56% in 1999, as measured by the Lehman Brothers U.S. Treasury Index.

The first short-term rate hike occurred in June 1999, when the Fed raised the federal funds rate (the rate U.S. banks charge each other for overnight loans) by a quarter of a percentage point to 5.00%. Two more of the same magnitude followed in August and November 1999, which left the federal funds rate at 5.50%.

In this rising interest-rate environment, other fixed-income markets in the United States also sold off. Their prices, however, did not decline as much as the prices of Treasuries, because investors worried less about credit risks in 1999 than during the global financial crisis of 1997 and 1998. As a result, spreads--or the differences between the yields of other U.S. bond markets and Treasuries--generally declined in 1999, albeit with a fair amount of volatility. Among the U.S. bond market sectors that performed better than Treasuries in 1999 were investment-grade corporate bonds, federal government agency securities, high-yield (junk) bonds, asset-backed securities and mortgage-backed securities.

 ...but global growth aided emerging market bonds
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Although stronger-than-expected economic growth hurt bond markets in the United States, emerging market bonds benefited from the resurgence in the global economy.

They returned 23.07% for the year, beating all other fixed-income markets, as measured by the Lehman Brothers Emerging Market Index. As Asian and Latin American economies rebounded in 1999 from the global financial crisis, investors sought the bonds of nations such as South Korea and Brazil for their higher yields. Investors felt more confident about owning these riskier debt securities. Indeed, Moody's Investors Service upgraded the credit ratings of certain South Korean and Brazilian bonds.

Performance of Fixed Income Market Indexes Through December 31, 1999

[GRAPH]

                                        Six Months              1999

Global (U.S. dollar) Index                  2.3%                -5.2%
U.S. Mortgage-Backed Securities             1.3                  1.9
Emerging Markets                           11.7                 23.1
U.S. Treasuries                            -0.1                 -2.6
U.S. Aggregate Index                        0.6                 -0.8
U.S. Corp. Invest. Grade                    0.3                 -2.0
U.S. Municipals                            -1.2                 -2.1
U.S. Corporate High Yield                   0.2                  2.4

Source: Lehman Brothers as of December 31, 1999. The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

Bond Outlook 2000
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December 31, 1999
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U.S bonds still haunted by rate-hike fears
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Uncertainty about whether the Federal Reserve will leave short-term interest rates unchanged or increase them by a quarter or half percentage point should heighten volatility in U.S. bond markets early in 2000.

After their most recent meeting in late December 1999, the Fed voted to hold monetary policy steady. But the central bank issued a statement which warned that if strong demand for goods and services continues to outstrip the potential supply, inflation could build in the U.S. economy, despite the growth in productivity. In other words, the Fed might need to hike short-term rates again to cool off the economy and keep inflation in check. The U.S. central bank's next meeting is scheduled for February 2000.

Prudential economists expect U.S. economic growth to slow substantially in the first half of 2000. But if signs of moderating economic growth do not emerge quickly enough, the belief that another increase in the federal funds rate is necessary should prompt investors to push bond yields higher (and their prices lower) early in the year. We expect the yield on the 30-year U.S. Treasury bond to climb early in 2000 toward the upper end of our expected trading range, which is 6.00% to 7.00%. The benchmark yield could then drift lower as it becomes clear that the U.S. economy is losing steam. Indeed, we expect the 30-year Treasury bond yield to end the year closer to 6.00%. Despite the uncertainty facing the bond market early in 2000, we expect returns on U.S. investment-grade bonds to exceed their rather dismal performance of 1999.

There is also upward pressure on European bond yields, because many economists expect the European Central Bank (ECB) eventually to increase its 3.00% refinancing rate (what it charges commercial banks for short-term loans) in the first half of 2000. European economic growth has accelerated amid growing demand for European exports, which became very competitive because of the euro's 14% decline against the U.S. dollar in 1999.

U.S. corporate bonds expected to outperform Treasuries
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We expect both U.S. investment-grade and high-yield (junk) corporate bonds to continue to perform better than comparable Treasuries, albeit to a lesser extent than in 1999. We believe many investors will remain comfortable owning the debt securities of corporations if economic growth in the United States stabilizes at a 3.5% annualized pace this year, as expected by Prudential economists. Junk bonds appear to be attractive in light of their higher-than-normal yields. The average yield of the Lehman Brothers High Yield Index stood at 11.50% at the end of 1999--its highest level in more than seven years.

Rally in emerging market bonds seen on track
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This growing appetite for higher-yielding assets should also continue to benefit emerging market bonds. We expect crossover buyers--such as those that normally purchase investment-grade bonds--to turn to emerging market bonds in Asia, Latin America and eastern Europe to enhance yields on their portfolios. For example, such investors might be attracted to Brazilian bonds because of that nation's improving economic fundamentals, consolidating fiscal reform, increasing levels of foreign direct investment, and better climate for Brazilian exports created by the global economic recovery. All things considered, we anticipate further improvement in emerging market bonds, even though we do not expect them to replicate the hefty returns of 1999.

Prudential Series Fund
Money Market Portfolio
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December 31, 1999
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INVESTMENT GOAL
Current income, stability of capital and maintenance of liquidity.

TYPES OF INVESTMENTS
Short-term money market securities that generally mature in 13 months or less. These securities primarily consist of Certificates of Deposit (CDs), Commercial Paper and Bankers' Acceptances, U.S. Treasury bills (T-bills) and other instruments issued by or guaranteed by the U.S. government or its agencies.

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Seven-Day Current Net Yields
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[GRAPH]

Jun                      4.56          4.23
                         4.58          4.23
                         4.63          4.27
                         4.73          4.32
                         4.73          4.34
Jul                      4.77          4.37
                         4.84          4.39
                         4.82          4.41
                         4.83          4.41
                         4.85          4.46
Aug                      4.88          4.49
                          4.9          4.55
                         4.95          4.58
                         4.96           4.6
                         4.98          4.64
Sep                      5.03          4.66
                         5.09          4.67
                         5.11          4.71
                         5.11          4.74
Oct                      5.14          4.77
                         5.16           4.8
                         5.19          4.81
                         5.24          4.87
                         5.28          4.91
Nov                      5.29          4.98
                         5.38          5.01
                         5.46          5.07
                         5.56          5.12
Dec                      5.65          5.16

Weekly seven-day current net yields of the Money Market Portfolio and the IBC Taxable General Purpose, First and Second Tier Money Market Fund.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
2 The Lipper Variable Insurance Products (VIP) Money Market Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 Source: IBC Financial Data, Inc. As of 12/28/99, based on 311 funds in the IBC Taxable General Purpose, First and Second Tier Money Market Fund.

Performance Summary
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                                     Six                                                7-day
Average Annual Returns              Months   1-Year   3-Year   5-Year   10-Year   Current Net Yield
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Money Market Portfolio1              2.63%    4.97%    5.26%    5.36%    5.18%          5.65%
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Lipper (VIP) Money Market Avg.2      2.48%    4.75%    5.02%    5.12%    4.88%           N/A
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Money Market Portfolio inception date: 5/13/83. The yield quotation more closely reflects the current earnings of the money market portfolio than the total return quotation.

The Prudential Series Fund Money Market Portfolio returned 4.97% in 1999, compared with a 4.75% return reported by the average money market fund as tracked by Lipper, Inc. On December 28, 1999, the Portfolio's seven-day yield was 5.65%, up from 4.58% on June 25, 1999.

Investors demanded higher yields on money market securities during 1999 in order to keep pace with the Federal Reserve's three increases in a key short-term interest rate. Under these market conditions, the Prudential Series Fund Money Market Portfolio provided a higher-than-average return for 1999.

We managed the Portfolio's cash flow so that we had ample money to buy the higher-yielding securities that became available after each change in U.S. monetary policy. We also bought attractively priced adjustable-rate securities later in the year.

(An investment in the Prudential Series Fund Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio.)

Performance Review
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Portfolio well-positioned heading into 2000. The Portfolio benefited from the attractively priced fixed-rate money market securities that we purchased near the end of 1999 and its higher-than-normal exposure to adjustable-rate securities of banks and corporations.

Strategy Session
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Portfolio performed well as interest rates rose. The brisk pace of U.S. economic growth in 1999 threatened to boost the prices of goods and services, and a low U.S. unemployment rate fueled fears that some employers might have to pay higher wages to attract or keep their workers. Because of these robust economic conditions, many investors worried that the Federal Reserve would increase the federal funds rate (what U.S. banks charge each other for overnight loans) to curb economic growth and prevent rising inflation. Investors pushed money market yields higher during the first quarter of 1999 in anticipation of this change in monetary policy. We locked in yields on one-year securities of banks and corporations because we did not believe a short-term rate hike was imminent, nor did we believe the Fed would move as aggressively as indicated by the rise in yields.

Fed policy makers finally released a statement in mid-May indicating they were leaning toward tightening monetary policy. In response to this information, we allowed the Portfolio's weighted average maturity (WAM) to shorten. WAM is a measurement tool that determines a fund's sensitivity to changes in the level of interest rates. It takes into account the maturity level of each security held by a fund. Having a shorter WAM prior to the change in monetary policy enabled the Portfolio to have ample money to buy higher-yielding securities that became available after the federal funds rate was increased by a quarter of a percentage point to 5.00% in June 1999. The Fed raised the key rate by the same amount in August and again in November 1999, leaving it at 5.50%. Before both of these moves, we also allowed the Portfolio's WAM to shorten and then purchased higher-yielding securities after the respective rate hikes.

Throughout the second half of 1999, we focused on money market securities whose interest rates adjusted periodically based on a London Interbank Offered Rate. Some corporations and banks rushed to issue these securities as worries that computers might malfunction at the end of the year provided incentive for them to get their year-end borrowing done early. This abnormally large supply of adjustable-rate securities provided unusually attractive yield spreads in order to entice investors. We took advantage of this buying opportunity.

Outlook
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Portfolio Managers Manolita Brasil, Joseph Tully

[PHOTO]  [PHOTO]

We expect more short-term rate hikes.
"Continued heavy spending by consumers and a strong domestic labor market have heightened the risk of rising inflation in the U.S. economy. Therefore, we expect the Fed to tighten monetary policy on more than one occasion in 2000."

Portfolio Composition
                                              as of 12/31/99
                                              --------------
Other Corporate Obligations                            36.4%
Other Commercial Paper                                 29.6%
Foreign Bank Obligations                               15.0%
U.S. Bank Obligations                                  10.4%
Yankee Commercial Paper                                 8.1%
Funding Agreements                                      0.5%

Source: Prudential. 37.9% of the Portfolio holdings are adjustable rate securities. Holdings are subject to change.

Prudential Series Fund
Diversified Bond Portfolio
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December 31, 1999
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INVESTMENT GOAL
High level of income over the long term while providing reasonable safety of capital.

TYPES OF INVESTMENTS
U.S. government securities, mortgage-backed bonds, both investment-grade and high-yield ("junk bond") corporate debt and foreign securities (dollar and non-dollar denominated).

INVESTMENT STYLE
This Portfolio seeks the highest yield while maintaining safety of capital, by strategically allocating Portfolio assets among the above classes of bonds.

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$10,000 Invested Over Ten Years
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[GRAPH]

             89        10,000        10,000        10,000
                       10,220        10,224        10,283
             90        10,832        10,608        10,896
                       11,319        11,184        11,383
             91        12,613        12,432        12,640
                       12,954        12,806        12,982
             92        13,519        13,401        13,575
                       14,497        14,527        14,511
             93        14,889        15,049        14,899
                       14,321        14,282        14,323
             94        14,408        14,373        14,464
                       16,148        16,173        16,120
             95        17,395        17,346        17,136
                       17,128        17,061        16,928
             96        18,160        18,034        17,759
                       18,906        18,609        18,308
             97        19,716        19,885        19,473
                       20,590        20,697        20,238
             98        21,126        21,323        21,165
                       20,779        20,832        20,875
             99        20,971        20,884        20,991

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
2 The Lipper Variable Insurance Products (VIP) Corporate Debt BBB Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The Lehman Aggregate Bond Index (LAI) is comprised of more than 5,000 government and corporate bonds. The LAI is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LAI may differ substantially from the securities in the Portfolio. The LAI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

Performance Summary
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                                         Six
Average Annual Returns                  Months   1-Year   3-Year   5-Year   10-Year
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Diversified Bond Portfolio1              0.92%   -0.74%    4.91%    7.80%     7.69%
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Lipper (VIP) Corp. Debt BBB Avg.2        0.23%   -1.62%    5.15%    7.83%     7.62%
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Lehman Aggregate Bond Index3             0.56%   -0.82%    5.73%    7.73%     7.70%
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Diversified Bond Portfolio inception date: 5/13/83.

For 1999, the Prudential Series Fund Diversified Bond Portfolio's decline of 0.74% still outperformed the 1.62% drop on the Lipper (VIP) Corporate Debt BBB Average.

The Portfolio had a disappointing year in 1999, as did the bond market as a whole, primarily because of inflation fears along with the resurgence of the global economy sending interest rates higher. Anticipating that the Federal Reserve would have to raise the federal funds rate to slow the U.S. economy and quell inflation fears, investors drove yields of many debt securities higher and their prices, which move in the opposite direction, lower.

Among the debt securities affected were U.S. Treasuries and investment-grade corporate bonds. The federal funds rate was indeed increased on June 30, 1999, as well as on August 24, 1999, and November 16, 1999. Each increase was 25 basis points (one quarter of 1 percent).

Performance Review
--------------------------------------------------------------------------------
The Portfolio's performance was affected by its fairly large exposure to investment-grade corporate bonds, particularly early in the year, and the sell-off in U.S. Treasuries.

The corporate bond market still performed better than U.S. Treasuries in 1999 as corporate bond spreads recovered from their 1998 wide levels. As the year progressed, the market became soft, and prices of long-term, investment-grade corporate bonds, which we mostly held, fell further than those with a shorter duration stance. The Lehman Brothers Government/Corporate Bond Index fell 2.15% overall in 1999, with a 0.39% gain in intermediate-term securities, but a 7.65% drop in long-term securities.

Strategy Session
--------------------------------------------------------------------------------
A tough time for bonds. The U.S. economy continued its strong growth cycle in 1999, and the global economy sustained its rebound throughout the year. Under this scenario, inflation fears grew, and investors drove the yields on many fixed-income securities higher and their prices lower. Lower-rated fixed-income securities that offer a large incremental yield over U.S. Treasuries, such as high-yield corporate bonds and emerging market bonds, fared better in this market environment. By contrast, the general safety of investment-grade corporate bonds and U.S. Treasuries, which the Portfolio mostly holds, was not sought after by investors, and these sectors performed poorly.

We began 1999 holding more corporate bonds than our competitive universe. Furthermore, the corporate bonds we held had longer-than-average maturities than that of the average bond portfolio. As the year progressed, investors decided the world was now a safer place to invest their money and sold out of U.S. Treasuries and investment-grade corporate bonds. By doing this, they drove the prices of these securities lower and their yields higher. Additionally, the prices of securities that had a longer-than-average duration fell substantially compared to those with a shorter duration. Duration is a measure of sensitivity to interest rate changes. We did cut back on our investment-grade corporate bond holdings in the spring, especially longer-maturity issues, to realize spread profits from prior purchases. We moved to pull the Portfolio's duration closer to a neutral stance throughout the year, which stabilized its performance.

After selling our longer-duration, investment-grade corporate bonds to cut our duration stance and help performance, we bought U.S. Treasuries that mostly had shorter-term maturities. We did this to position the Portfolio for the anticipated interest-rate hike by the Federal Reserve. The Fed did raise the federal funds rate (the rate that banks charge each other for overnight loans) 25 basis points, or 0.25%, on June 30, 1999. By using this strategy, we were able to find good bargains in Treasuries because they were fairly cheap, and bring some safety and liquidity back into the Portfolio. Furthermore, the corporate bond market, overall, became soft reflecting the continued heavy new-issue calendar it had.

Bolstered by Asia's continued economic turnaround, emerging market fixed-income securities began to perform nicely, and their countries' economic fundamentals strengthened as well. Many of the countries in this sector (Malaysia, Mexico, Bulgaria and Brazil) had their bonds upgraded. Therefore, we were able to add emerging market, dollar-denominated bonds to the Portfolio at cheap levels. This greatly increased our exposure to these bonds and benefited the Portfolio's performance.

Outlook
--------------------------------------------------------------------------------
Portfolio Manager Steven Kellner

[PHOTO]

U.S. economic expansion could moderate.
"Although economic activity in 1999 was stronger than expected, we still may not see significantly higher Treasury yields than where they are currently positioned. We also believe the U.S. economic expansion could moderate in 2000. If the economy behaves as expected, the 30-year Treasury bond yield could fluctuate in a range of 6% to 7%."


Portfolio Composition
                                             as of 12/31/99
                                             --------------
Corporate Bonds                                       80.4%
U.S. Treasuries                                        9.8%
Asset-Backed                                           5.3%
Mortgages                                              2.0%
Cash/Other                                             2.0%
U.S. Government Agencies                               0.5%

Source: Prudential. Holdings are subject to change.


Credit Quality
                                             as of 12/31/99
                                             --------------

U.S. Government Agencies                              10.3%
AAA                                                    7.6%
AA                                                     6.6%
A                                                     24.0%
BBB                                                   38.7%
BB                                                    11.2%
Short-Term/Cash                                        1.6%

Average Credit Quality                                    A
Duration                                         5.30 years
Average Maturity                                 9.42 years

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Conservative Balanced Portfolio
--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT GOAL
Favorable total return consistent with a more conservatively managed diversified portfolio

TYPES OF INVESTMENTS
Money market instruments, bonds and common stocks of both established and smaller companies.

INVESTMENT STYLE
The Portfolio management team holds a baseline allocation of 35% stocks and 65% debt obligations and money market securities.

--------------------------------------------------------------------------------
$10,000 Invested Over Ten Years
--------------------------------------------------------------------------------

[GRAPH]

89        10,000        10,000        10,000        10,000
          10,336        10,209        10,242        10,308
90        10,527        10,134        10,828         9,689
          11,386        10,975        11,288        11,068
91        12,535        12,197        12,575        12,635
          12,647        12,320        12,888        12,550
92        13,406        13,198        13,528        13,596
          14,456        13,983        14,582        14,257
93        15,042        14,678        15,020        14,963
          14,691        14,059        14,369        14,457
94        14,896        14,298        14,493        15,160
          16,362        16,278        16,203        18,220
95        17,469        17,732        17,282        20,850
          18,350        18,525        16,957        22,953
96        19,675        19,933        17,784        25,634
          21,208        21,906        18,272        30,914
97        22,322        23,605        19,519        34,183
          24,112        25,925        20,333        40,241
98        24,941        27,134        21,368        43,959
          25,949        28,972        20,881        49,400
99        26,611        30,228        20,909        53,205

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.
2 The Lipper Variable Insurance Products (VIP) Balanced Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.
4 The Lehman Government/Corporate Bond Index is comprised of government and corporate bonds. The Index is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the index may differ substantially from the securities in the Portfolio. The Lehman Gov't./Corp. Bond Index is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

Performance Summary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                      Six
Average Annual Returns               Months   1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Conservative Balanced Portfolio1      2.55%    6.69%   10.59%   12.30%    10.28%
--------------------------------------------------------------------------------
Lipper (VIP) Balanced Funds Avg.2     2.48%    8.58%   14.28%   15.99%    11.65%
--------------------------------------------------------------------------------
S&P 500 Index3                        7.70%   21.03%   27.56%   28.54%    18.19%
--------------------------------------------------------------------------------
Lehman Gov't./Corp. Bond Index4       0.04%   -2.23%    5.58%    7.44%     7.71%
--------------------------------------------------------------------------------
Conservative Balanced Portfolio inception date: 5/13/83.


The Prudential Series Fund Conservative Balanced Portfolio--which invests in a conservative mix of bonds, stocks and money market securities--returned 6.69% in 1999, well above the average bond return, because this was a strong year for stocks and a very poor one for bonds. It trailed the 8.58% return of the Lipper
(VIP) Balanced Fund Average because the Portfolio's conservative mandate requires a smaller proportion of equities in the asset allocation than the typical balanced portfolio.

In 1999, stock allocations were kept somewhat above the Portfolio's normal 35%, adding to the benefit of the strong stock market performance. However, the portion of our stocks that were actively managed in a value style substantially trailed the S&P 500, because the index return was boosted by the exceptionally high returns of technology growth stocks. Moreover, the benefit of the larger stock allocation was offset by the impact of shifting most of the normal money market allocation into intermediate bonds. Although the Portfolio's bonds outperformed their intermediate-bond benchmark, 1999 was a very poor year for bonds.

Performance Review
--------------------------------------------------------------------------------
The normal allocation of the Conservative Balanced Portfolio is approximately equal holdings of stocks, bonds and money market instruments. This balance is intended to provide better performance than a portfolio consisting only of bonds, but with less annual volatility. For the past several years, we shifted most of the money market allocation to intermediate-term bonds to improve the Portfolio's return. Although that strategy was rewarded in preceding years, 1999 was a particularly poor year for bonds. Our long-term bonds faced only the second year of negative performance for the bond market (as measured by the Lehman Brothers U.S. Aggregate Index) since the index began in 1976. The intermediate-term bonds, though they turned in a positive performance, contributed less than in previous years.

Another poor year for value stocks. A portion of our stocks is managed with an active style that has a significant exposure to stocks of mid-sized companies trading at attractive values. These stocks did not participate in the technology stock market rally. Consumer cyclical stocks, such as that of housing-related Owens Corning (insulation and glass), performed poorly. The insurance industry also had a weak year, which hurt the financial holdings, but brokerages and integrated financial service companies, such as Lehman Brothers, Morgan Stanley Dean Witter, and Citigroup, made a substantial contribution to the Portfolio's return.

Strategy Session
--------------------------------------------------------------------------------
Active asset allocation. We use a mathematical model to compare the expected return on the entire stock market (determined primarily by prices and estimated earnings) to interest rates on bonds. We try to increase the proportion of the asset class (e.g., stocks or bonds) that offers the best value at any given time.

Because asset class has a greater impact on returns over the long term than selection of individual securities, these shifts in allocation may affect returns significantly. However, such shifts are made less frequently than in the Flexible Managed Portfolio. The equity allocation is shared between a portion managed to mirror the behavior of the S&P 500 Index and a part actively managed in a value style. We continue to invest much of the money market allocation in intermediate bonds.

Bond strategy: no change. As the global economy speeds up with the recovery of Asia and the acceleration of Europe, the outlook for corporate profit growth is good. The higher yields of corporate bonds over government issues make them more attractive, and we have thus overweighted them.

Value investing. Industrials are our largest focus. Alcoa, the aluminum company, made a substantial contribution to our return. Demand is high, and Alcoa owns a large part of the world's supply of alumina, the ore from which aluminum comes. Paper companies, such as Boise Cascade, Champion International, Mead, and Georgia Pacific, are benefiting from a slowdown in new capacity.

Outlook
--------------------------------------------------------------------------------
Portfolio Manager Mark Stumpp

[PHOTO]

On average, stocks are expensive.
"Our asset allocation technology does not attempt to predict the future, but rather attempts to react to pricing variations as they occur in the market. At the beginning of the year 2000, our models suggest that stocks are still somewhat expensive, because today's higher interest rates reduce the value implicit in strongly rising earnings. Although we believe our models may somewhat undervalue the growth stocks that have become a larger share of the stock market, we think, nonetheless, that the risks associated with stocks at these prices are greater than the potential rewards. We will wait for either a break in interest rates or falling stock prices before significantly overweighting stocks compared with our normal levels."


Portfolio Composition (Long Term)
                                              as of 12/31/99
                                              --------------
Bonds                                                  56.2%
Stocks                                                 42.4%
Money Market                                            1.4%

Source: Prudential. Holdings subject to change.

Sector Breakdown--Stock
                                              as of 12/31/99
                                              --------------
Technology                                             25.3%
Consumer Growth & Staples                              21.0%
Industrials                                            14.9%
Financials                                             14.6%
Consumer Cyclicals                                      9.4%
Utilities                                               8.6%
Energy                                                  5.8%
Miscellaneous                                           0.4%

Sector Breakdown--Bond
                                              as of 12/31/99
                                              --------------
Corporate Bonds                                        87.6%
U.S. Treasuries                                         5.1%
Asset-Backed                                            4.1%
Short-Term/Cash                                         1.9%
Equity Securities                                       1.1%
Miscellaneous                                           0.2%

Source: Prudential. Holdings subject to change.

Prudential Series Fund
Flexible Managed Portfolio
--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT GOAL
High total return consistent with a more aggressively managed portfolio.

TYPES OF INVESTMENTS
Money market instruments, bonds and common stocks of both established and smaller companies.

INVESTMENT STYLE
The Portfolio management team holds a baseline allocation of 60% stocks and 40% bonds.

--------------------------------------------------------------------------------
$10,000 Invested Over Ten Years
--------------------------------------------------------------------------------


89        10,000        10,000        10,000        10,000
          10,198        10,266        10,242        10,308
90        10,191        10,101        10,828         9,689
          11,078        11,230        11,288        11,068
91        12,783        12,734        12,575        12,635
          12,507        12,749        12,888        12,550
92        13,756        13,750        13,528        13,596
          14,982        14,597        14,582        14,257
93        15,899        15,389        15,020        14,963
          15,032        14,771        14,369        14,457
94        15,396        15,138        14,493        15,160
          17,268        17,286        16,203        18,220
95        19,111        19,044        17,282        20,850
          20,087        20,122        16,957        22,953
96        21,717        21,797        17,784        25,634
          23,916        24,141        18,272        30,914
97        25,618        26,141        19,519        34,183
          28,073        28,951        20,333        40,241
98        28,240        30,260        21,368        43,959
          30,091        32,174        20,881        49,400
99        30,436        34,262        20,909        53,205

     The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.
2 The Lipper Variable Insurance Products (VIP) Flexible Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.
4 The Lehman Government/Corporate Bond Index is comprised of government and corporate bonds. The Index is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the index may differ substantially from the securities in the Portfolio. The Lehman Gov't./Corp. Bond Index is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

Performance Summary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     Six
Average Annual Returns              Months   1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Flexible Managed Portfolio1          1.15%    7.78%   11.91%   14.60%    11.77%
--------------------------------------------------------------------------------
Lipper (VIP) Flexible Avg.2          5.63%   12.07%   15.17%   17.11%    12.94%
--------------------------------------------------------------------------------
S&P 500 Index3                       7.70%   21.03%   27.56%   28.54%    18.19%
--------------------------------------------------------------------------------
Lehman Gov't./Corp. Bond Index4      0.04%   -2.23%    5.58%    7.44%     7.71%
--------------------------------------------------------------------------------
Flexible Managed Portfolio inception date: 5/13/83.


The Prudential Series Fund Flexible Managed Portfolio--which invests in an actively managed mix of stocks, bonds and money market securities--had an overall return of 7.78%. The gain was a result of the strong performance of stocks in 1999, while the bond market (as measured by the Lehman Brothers U.S. Aggregate Index) had only the second year of negative performance since the Index began in 1976. The Portfolio trailed the 12.07% Lipper (VIP) Flexible Fund Average, primarily because the portion of our stocks that were actively managed in a value style substantially trailed that of the S&P 500.

In addition, our models indicated that stocks were overvalued for much of the year, so we were slightly below our 60% norm and did not participate as fully, as we might have, when markets rose. Although the bond market lost ground overall in 1999, our bond holdings held up considerably better than their benchmark.

Performance Review
--------------------------------------------------------------------------------
A tightly focused market. Our asset pricing model compares the current price of stocks and bonds, considering earnings, earnings growth, and interest rates. In 1999, stocks looked overvalued, but the threat of rising interest rates and a strong enthusiasm for technology stocks pulled investors to the stock market nonetheless. The portion of our portfolio allocated to the broad stock market performed best. We had significant exposure to stocks throughout the period, but had slightly underweighted them relative to our normal position. As a result, the benefit from the rising market was somewhat less than it might have been.

Over the year, rising interest rates pushed down bond prices. Our bond portfolio had a focus on corporate bonds instead of U.S. Treasuries, and the impact of falling interest rates was mostly offset by the higher yields on corporates and by the fact that their prices held up better than those of Treasuries. They began the year being relatively inexpensive because during the financial crisis of 1997-98, investors strongly preferred the greater safety of U.S. government bonds. As the world appeared a safer place, the higher yields on corporates attracted more investors.

Another poor year for value stocks. Half of our stocks are managed with an active style that has a significant exposure to stocks of mid-sized companies trading at attractive values. These stocks did not participate in the technology stock market rally. Consumer cyclical stocks, such as those of housing-related Owens Corning (insulation and glass) and Oakwood (manufactured housing), performed poorly. The insurance industry had a poor year, which hurt the financial holdings, but brokerages and integrated financial service companies, such as Lehman Brothers, Morgan Stanley Dean Witter, and Citigroup, made a substantial contribution to the Portfolio's return.

Strategy Session
--------------------------------------------------------------------------------
Active asset allocation. We use a mathematical model to compare the expected return on the entire stock market (determined primarily by prices and estimated earnings) to interest rates on bonds. We try to increase the proportion of the asset class (e.g., stocks or bonds) that offers the best value at any time.

Because asset class has a greater impact on returns over the long term than selection of individual securities, these shifts in allocation may affect returns significantly. Your equity allocation is shared between a portion managed to mirror the behavior of the S&P 500 Index and a part actively managed in a value style.

Value investing. Industrials are our largest focus. Alcoa, the aluminum company, made a substantial contribution to our return. Demand is high, and Alcoa owns a large part of the world's supply of alumina, the ore from which aluminum comes. Paper companies, such as Boise Cascade, Champion International, Mead, and Georgia Pacific, are benefiting from a slowdown in new capacity.

Bond strategy: no change. As the global economy speeds up with the recovery of Asia and the acceleration of Europe, the outlook for corporate profit growth is good. The higher yields of corporate bonds over government issues make them more attractive, and we have thus overweighted them.

Outlook
--------------------------------------------------------------------------------
Portfolio Manager Mark Stumpp

[PHOTO]

On average, stocks are expensive.
"Our asset allocation technology does not attempt to predict the future, but rather attempts to react to pricing variations as they occur in the market. At the beginning of the year 2000, our models suggest that stocks are still somewhat expensive, because today's higher interest rates reduce the value implicit in strongly rising earnings. Although we believe our models may somewhat undervalue the growth stocks that have become a larger share of the stock market, we think, nonetheless, that the risks associated with stocks at these prices are greater than the potential rewards. We will wait for either a break in interest rates or falling stock prices before significantly overweighting stocks compared with our normal levels."

Portfolio Composition (Long Term)
                                              as of 12/31/99
                                              --------------
Stocks                                                 57.4%
Bonds                                                  41.8%
Money Market                                            0.8%

Source: Prudential. Holdings subject to change.

Sector Breakdown--Stock
                                              as of 12/31/99
                                              --------------
Industrials                                            21.9%
Consumer Growth & Staples                              18.6%
Technology                                             17.9%
Financials                                             17.0%
Consumer Cyclicals                                     11.9%
Utilities                                               6.5%
Energy                                                  5.9%
Miscellaneous                                           0.3%

Sector Breakdown--Bond
                                              as of 12/31/99
                                              --------------
Corporate Bonds                                        78.5%
U.S. Treasuries                                        13.0%
Asset-Backed                                            5.3%
Short-Term/Cash                                         1.7%
Equity Securities                                       1.3%
U.S. Government Agencies                                0.2%

Source: Prudential. Holdings subject to change.

Prudential Series Fund
High Yield Bond Portfolio
--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT GOAL
High total return.

TYPES OF INVESTMENTS
Primarily noninvestment-grade bonds. These bonds have speculative characteristics and are subject to greater credit and market risk than higher-quality securities.

INVESTMENT STYLE
Concentrates primarily on junk bonds that appear to offer an attractive combination of high current income and attractive total return.

--------------------------------------------------------------------------------
$10,000 Invested Over Ten Years
--------------------------------------------------------------------------------

[GRAPH]

89        10,000        10,000        10,000
          10,114        10,146        10,249
90         8,816         9,302         9,041
          11,044        11,294        11,718
91        12,253        12,595        13,217
          13,568        13,923        14,585
92        14,401        14,675        15,299
          16,037        16,353        16,911
93        17,176        17,446        17,917
          16,988        17,033        17,511
94        16,709        16,924        17,733
          18,302        18,762        19,934
95        19,643        20,058        21,133
          20,583        20,990        21,863
96        21,881        22,725        23,532
          23,166        24,065        24,901
97        24,897        25,677        26,535
          26,191        26,791        27,729
98        24,310        25,455        27,030
          25,160        26,200        27,625
99        25,431        26,405        27,677

     The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.
2 The Lipper Variable Insurance Products (VIP) High Current Yield Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The Lehman Corporate High Yield Index (LHYI) is comprised of over 700 noninvestment-grade bonds. The LHYI is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LHYI may differ substantially from the securities in the Portfolio. The LHYI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.


Performance Summary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                         Six
Average Annual Returns                  Months  1-Year  3-Year  5-Year   10-Year
--------------------------------------------------------------------------------
High Yield Bond Portfolio1               1.08%   4.61%   5.14%   8.76%     9.78%
--------------------------------------------------------------------------------
Lipper (VIP) High Current Yield Avg.2    0.66%   3.83%   5.72%   9.48%    10.15%
--------------------------------------------------------------------------------
Lehman Corporate High Yield Index3       0.19%   2.39%   5.56%   9.31%    10.72%
--------------------------------------------------------------------------------
High Yield Bond Portfolio inception date: 2/3/87.

The Prudential Series Fund High Yield Bond Portfolio provided a 4.61% return in 1999 that beat the 3.83% return of the average variable investment product high current yield fund as measured by Lipper, Inc.

The Portfolio outperformed its benchmark Lipper Average largely because of its exposure to the bonds of U.S. telecommunications companies and cable television firms, both of which performed extremely well during the year.

Overall, 1999 was a challenging year for all U.S. fixed-income markets, including high-yield (junk) bonds. Investors demanded higher yields and lower prices on U.S. bonds in order to keep pace with the Federal Reserve's three increases in a key short-term interest rate. Under these bearish market conditions, the Lehman Brothers Corporate High Yield Index still posted a 2.39% return in 1999 that beat all other U.S. debt securities markets.

Performance Review
--------------------------------------------------------------------------------
Bonds rated single-B or lower benefited the Portfolio. The Portfolio held a larger percentage of high-yield bonds rated single-B and below than the Lehman Brothers U.S. Corporate High Yield Index. These were the best performing quality tiers of the high-yield bond market in 1999.

Strategy Session
--------------------------------------------------------------------------------
Portfolio focused on bonds of the telecommunications and cable television sectors. Several factors affected the U.S. high-yield bond market during 1999--a rising interest rate environment, an increase in the number of companies that failed to make timely interest payments on their junk bonds, and residual concern about a global financial crisis that occurred in 1997 and 1998.

The Federal Reserve increased the federal funds rate (what banks charge each other for overnight loans) by a quarter of a percentage point in June, August, and November 1999, which left the rate at 5.50%. By hiking this key rate, the Fed hoped that higher borrowing costs for businesses and consumers would slow the brisk pace of U.S. economic growth and prevent a build-up in inflation. In this rising interest rate environment, investors required higher yields (and lower prices) on U.S. debt securities, including junk bonds. High-yield bonds also sold off amid concern about the growing number of companies that did not make scheduled interest payments on their junk bonds in 1999.

The Portfolio emphasized bonds of telecommunications companies and cable television firms amid this bearish trend. The strong performance of these bonds relative to most other sectors of the high-yield market helped the Portfolio beat its benchmark Lipper average. We believe both industries offer solid potential for earnings growth as well as potential for positive event risk, such as acquisitions or business combinations. Examples include Microsoft's investment in Comcast Corp. and Charter Communications acquisition of several small cable companies, whose bonds are held by the Portfolio. We increased telecommunications bonds to 22.6% of the Portfolio's total investments as of December 31, 1999. Meanwhile, we trimmed the Portfolio's exposure to health care bonds, as this was one of the worst performing sectors of the high-yield market in 1999.

Throughout the year, we also focused on adding larger bond issues to the Portfolio. They are more liquid or easier to buy and sell than smaller bond issues. During the global financial crisis of 1997 and 1998, many investors favored the most liquid bonds. Even though the world economy began recovering from the global financial crisis in 1999, there was a strong preference for the most liquid junk bonds within the market for high-yield debt securities.

Outlook
--------------------------------------------------------------------------------
Portfolio Managers Casey Walsh, and George W. Edwards, CFA

[PHOTO]

[PHOTO]

We see good value in the high-yield bond market.
"With the rise in interest rates, the yields offered by junk bonds appear to be attractive, and volatility has been lower in the high-yield bond market than in most other fixed-income markets. The continued expansion of the U.S. economy is another positive for high-yield bonds."

Top Industries
                                              as of 12/31/99
                                              --------------
Telecommunications                                     22.6%
Cable                                                   8.1%
Media                                                   6.2%
Capital Goods                                           5.8%
Retail                                                  5.6%

Top Issuers
                                              as of 12/31/99
                                              --------------
Nextel Communications, Inc.                             1.9%
Intermedia Communications                               1.4%
Allied Waste                                            1.2%
United Pan-Europe                                       1.2%
Adelphia Communications                                 1.0%

Source: Prudential. Holdings are subject to change.

Credit Quality
                                              as of 12/31/99
                                              --------------
Baa                                                     0.7%
Ba                                                      8.0%
B                                                      56.2%
Caa                                                    10.6%
Ca                                                      0.6%
C                                                       0.5%
Not-Rated                                               8.9%
Equity                                                  9.3%
Cash                                                    5.2%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Stock Index Portfolio
--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT GOAL
Seeks results that correspond to the price and yield performance of the S&P 500 Index.3

TYPES OF INVESTMENTS
Primarily stocks in the S&P 500 Index.

INVESTMENT STYLE
The Portfolio attempts to hold the same stocks as the S&P 500 Index, in approxi-mately the same proportions. The Portfolio thus tends to reflect the general trends of the overall U.S. equity market.

--------------------------------------------------------------------------------
$10,000 Invested Over Ten Years
--------------------------------------------------------------------------------

[GRAPH]

89        10,000        10,000        10,000
          10,267        10,224        10,308
90         9,637         9,579         9,689
          10,980        10,993        11,068
91        12,501        12,487        12,635
          12,390        12,370        12,550
92        13,393        13,403        13,596
          14,015        14,104        14,257
93        14,687        14,783        14,963
          14,168        14,266        14,457
94        14,835        14,911        15,160
          17,797        17,875        18,220
95        20,334        20,398        20,850
          22,357        22,418        22,953
96        24,923        25,028        25,634
          29,986        30,040        30,914
97        33,105        33,146        34,183
          38,890        38,925        40,241
98        42,515        42,487        43,959
          47,656        47,627        49,400
99        51,249        51,200        53,205

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.
2 The Lipper Variable Insurance Products (VIP) S&P 500 Index Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio.


Performance Summary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     Six
Average Annual Returns              Months   1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Stock Index Portfolio1               7.54%   20.54%   27.16%   28.14%    17.75%
--------------------------------------------------------------------------------
Lipper (VIP) S&P 500 Index Avg.2     7.48%   20.48%   27.07%   28.07%    17.74%
--------------------------------------------------------------------------------
S&P 500 Index3                       7.70%   21.03%   27.56%   28.54%    18.19%
--------------------------------------------------------------------------------
Stock Index Portfolio inception date: 10/19/87.


The Prudential Series Fund Stock Index Portfolio returned 20.54%, a half percentage point below the S&P 500 Index, reflecting the inclusion of transaction costs and fees for the Portfolio.

The S&P 500 Index notched the fifth consecutive year of returns above 20% with a 21.03% performance. Most of the gains came in the technology sector, which averaged a 75% return, led by electronic instruments and communication equipment. However, consumer staples, health care, transportation, and utilities all had negative annual returns.

The Standard & Poor's 500 Index is an unmanaged index. Standard & Poor's neither sponsors nor endorses the Stock Index Portfolio. Investors cannot directly invest in any index, including the S&P 500 Index.

Performance Review
--------------------------------------------------------------------------------
The revival of Asian economies contributed to the rise of U.S. capital goods and basic materials stocks, as these are the sectors to growing economies. Both sectors had languished during the Asian recession, and so could bounce up from low share prices. Aluminum, other metals, and oil and gas all were among the best-performing groups.

However, this revival of cyclical stocks was dwarfed by the enthusiasm for technology, including telecommunications equipment companies. The market leader over the year was the remarkable 2,619% return on Qualcomm, a manufacturer of cellular telephones. The technology sector had a 75% average return, compared to 29% for the second-highest performing capital goods sector.

The strong market focus on technology was reflected in disinterest in stocks in other sectors, including utilities, health care, and consumer staples. All had negative average returns.

Strategy Session
--------------------------------------------------------------------------------
The Stock Index Portfolio attempts to hold all 500 stocks included in the S&P 500 Index and to duplicate its performance. Portfolio Manager John W. Moschberger manages the Portfolio by investing funds received while trying to minimize commissions and transaction costs.

Outlook
--------------------------------------------------------------------------------
Portfolio Manager John W. Moschberger

[PHOTO]
Will momentum continue?
"Nineteen ninety-nine saw a strange mix of stock performances. Often, either growth or value stocks do well, but not both. Last year, technology growth stocks led the market by a large margin, but they were followed by value sectors, capital goods and basic materials.

"Aluminum, which had been an inexpensive commodity industry, returned more than 90%. It was not a combination of returns likely to have been predicted, which is why an index portfolio was a good place to be.

"Technology and telecommunications stocks have gotten very expensive compared with both historical price/earnings ratios and the market averages. But, given investors' apparent obliviousness to price over the past year, it would be foolhardy to try to forecast when the market will correct. The Prudential Stock Index Portfolio continues to include both the inexpensive commodity stocks and the high-momentum technology stocks. Whether the market corrects or not, you'll have a piece of the action."


S&P 500 Index--
Total Return by Sector
                                              as of 12/31/99
                                              --------------
Technology                                             75.1%
Capital Goods                                          28.9%
Basic Materials                                        26.4%
Consumer Cyclicals                                     22.3%
Communication Services                                 19.1%
Energy                                                 19.0%
Financials                                              4.0%
Consumer Staples                                       -6.3%
Health Care                                            -8.2%
Utilities                                              -8.9%
Transportation                                         -9.7%

S&P 500 Index                                          21.0%

Source: Standard & Poor's.

S&P 500 Index Composition
                                              as of 12/31/99
                                              --------------
Technology                                             29.8%
Financials                                             13.1%
Consumer Staples                                       11.1%
Consumer Cyclicals                                      9.2%
Health Care                                             9.0%
Capital Goods                                           8.4%
Communication Services                                  7.6%
Energy                                                  5.5%
Basic Materials                                         3.0%
Utilities                                               2.3%
Transportation                                          1.0%

Source: Standard & Poor's. Holdings are subject to change.


Top Ten Holdings (% of Portfolio)
                                              as of 12/31/99
                                              --------------
Microsoft Corp.                                         4.8%
General Electric Co.                                    4.1%
Cisco Systems, Inc.                                     2.8%
Wal-Mart Stores, Inc.                                   2.5%
Exxon Mobil Corp.                                       2.2%
Intel Corp.                                             2.2%
Lucent Technologies, Inc.                               1.9%
IBM                                                     1.6%
Citigroup, Inc.                                         1.5%
America Online, Inc.                                    1.4%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Equity Income Portfolio
--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT GOAL
Current income and capital appreciation.

TYPES OF INVESTMENTS
Primarily stocks and convertible securities with prospects for income returns above those of the S&P 500 Index3

INVESTMENT STYLE
The Portfolio uses a "value" investment approach to companies that are attractively priced relative to book value, earnings, discretionary cash flow, sales and other measures of value.

--------------------------------------------------------------------------------
$10,000 Invested Over Ten Years
--------------------------------------------------------------------------------

[GRAPH]

89        10,000        10,000        10,000
           9,936        10,062        10,308
90         9,627         9,230         9,689
          10,949        10,364        11,068
91        12,275        11,630        12,635
          12,438        11,739        12,550
92        13,520        12,802        13,596
          15,628        13,892        14,257
93        16,533        14,702        14,963
          16,363        14,249        14,457
94        16,770        14,727        15,160
          19,137        17,390        18,220
95        20,410        19,418        20,850
          21,849        20,702        22,953
96        24,847        23,128        25,634
          29,188        27,441        30,914
97        33,943        30,524        34,183
          37,302        34,225        40,241
98        33,134        34,940        43,959
          39,189        39,081        49,400
99        37,284        39,858        53,205

     The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.
2 The Lipper Variable Insurance Products (VIP) Equity Income Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns and rankings are net of investment fees and fund expenses, but not product charges.
3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.


Performance Summary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                      Six
Average Annual Returns               Months   1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Equity Income Portfolio1             -4.86%   12.52%   14.49%   17.33%    14.06%
--------------------------------------------------------------------------------
Lipper (VIP) Equity Income Avg.2     -1.14%    9.78%   16.38%   20.59%    14.64%
--------------------------------------------------------------------------------
S&P 500 Index3                        7.70%   21.03%   27.56%   28.54%    18.19%
--------------------------------------------------------------------------------
Equity Income Portfolio inception date: 2/19/88.


Over the past year, the Prudential Series Fund Equity Income Portfolio gained 12.52%, while the Lipper (VIP) Equity Income Average gained 9.78%. As the global economy improved, our industrial stocks--aluminum, paper, and chemicals-- performed well.

The strong stock market helped our financial services companies, particularly Lehman Brothers. Although we had strong returns on our telecommunications holdings, including two Latin American firms, we continued to be hurt by owning very little technology, where this year's largest stock market gains were focused. As value investors, we did not find attractive opportunities there.

Performance Review
--------------------------------------------------------------------------------
Industrials benefited from global growth. Industrials are our largest focus. Aluminum companies--Alcoa and Reynolds Metals--made substantial contributions to our return. Alcoa, our largest holding, returned 126% over the year.

Dow Chemical, Georgia Pacific (paper), and USX US Steel Group also had strong performances. Our largest energy holding, McDermott International, fell when oil was cheap, but the jump in prices, together with falling oil reserves, bode well for its prospects.

Mid-cap value hurt. The less-expensive mid-size companies that we favor lost market favor. Not only did mid-cap stocks trail both larger and smaller companies, but the differential between growth and value styles among mid-cap stocks was unusually large.

Missed the tech run. Less than 1% of our assets were in technology companies, which is where the market gains were concentrated. The technology-heavy Nasdaq Composite rose by more than 50% just in the last 10 1/2 weeks of 1999.

Strategy Session
--------------------------------------------------------------------------------
Industrials respond to global growth. Industrials made up more than a third of our assets at period end. Aluminum (Alcoa and Reynolds Metals) accounted for 13%. Many of the basic materials companies became proficient cost-cutters when they were in a difficult environment; they are now poised to benefit fully from rising demand.

Consolidation in the industry is concentrating market power and helping prevent the construction of additional capacity. More business, greater pricing power, and lower costs are a very powerful recipe for profit growth. We took some of our profits on the oil company Elf Aquitaine.

Financials bounced back. Financial stocks had suffered in the 1998 crisis because investors feared they might be exposed to the emerging markets or to other financial companies that had such exposure. When global financial markets stabilized and U.S. stock markets resumed their climb, the beaten-down brokerages recovered. Lehman Brothers was our second-largest holding at year end; it almost doubled in value over the year. We also had substantial holdings in Paine Webber Group and Bear Stearns.

Consumer cyclicals are inexpensive. We own a variety of consumer cyclical stocks (which sell products that consumers are more likely to buy in a growing economy), including Hanson PLC (building materials), automakers and retailers. By and large, these did not do well in 1999.

Outlook
--------------------------------------------------------------------------------
Portfolio Manager Warren E. Spitz

[PHOTO]

Inexpensive growth potential.
"We understand that technological developments may be driving economic growth, but technology companies are competing against one another. There are likely to be substantial losers even in a booming market. Moreover, if a firm's profits are only modest, it is hard to justify the large premiums now being paid for technology stocks. By contrast, many of the firms we own dominate their markets and demand for their products is likely to rise over the long term.

"In addition, as European and Asian economies accelerate, the profits of our holdings may increase substantially. We believe they also have much less risk of a profitless future than many technology companies."


Portfolio Composition
                                              as of 12/31/99
                                              --------------
Industrials                                            38.4%
Financials                                             25.6%
Consumer Cyclicals                                     13.8%
Consumer Growth & Staples                               9.0%
Energy                                                  7.0%
Utilities                                               3.8%
Cash & Equivalents                                      2.1%
Technology                                              0.3%

Source: Prudential. Holdings are subject to change.

Top Ten Holdings (% of Portfolio)
                                              as of 12/31/99
                                              --------------
ALCOA, Inc.                                             8.1%
Lehman Brothers Holdings, Inc.                          6.6%
Dow Chemical Co.                                        5.1%
Reynolds Metals Co.                                     4.0%
Hanson, PLC, ADR (U.K.)                                 4.0%
USX-U.S. Steel Group                                    3.4%
Equity Residential Properties Trust                     3.3%
AMR Corp.                                               3.1%
Crescent Real Estate Equities Co.                       2.5%
PaineWebber Group, Inc.                                 2.4%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Equity Portfolio
--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT GOAL
Capital appreciation.

TYPES OF INVESTMENTS
Primarily stocks of major, established companies.

INVESTMENT STYLE
The Portfolio uses a "deep value" investment approach to invest in stocks believed to be temporarily undervalued relative to the companies' sales, earnings, book value and cash flow.

--------------------------------------------------------------------------------
$10,000 Invested Over Ten Years
--------------------------------------------------------------------------------

[GRAPH]

89        10,000        10,000        10,000
          10,043        10,427        10,308
90         9,479         9,526         9,689
          11,430        10,988        11,068
91        11,944        12,948        12,635
          12,733        12,475        12,550
92        13,637        14,029        13,596
          15,365        14,773        14,257
93        16,619        15,938        14,963
          16,299        14,934        14,457
94        17,081        15,692        15,160
          19,914        18,680        18,220
95        22,426        21,009        20,850
          24,066        23,057        22,953
96        26,579        25,256        25,634
          30,104        29,175        30,914
97        33,133        32,142        34,183
          37,265        37,573        40,241
98        36,229        40,530        43,959
          41,833        45,550        49,400
99        40,752        53,011        53,205

     The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.
2 The Lipper Variable Insurance Products (VIP) Growth Fund Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.


Performance Summary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   Six
Average Annual Returns            Months   1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Equity Class 1 Portfolio1         -2.58%   12.49%   15.31%   18.99%    15.08%
--------------------------------------------------------------------------------
Lipper (VIP) Growth Fund Avg.2    16.27%   31.48%   26.38%   26.45%    17.79%
--------------------------------------------------------------------------------
S&P 500 Index3                     7.70%   21.03%   27.56%   28.54%    18.19%
--------------------------------------------------------------------------------
Equity Portfolio inception date: 5/13/83.


The Prudential Series Fund Equity Portfolio returned 12.49% in 1999, trailing the Lipper (VIP) Growth Fund Average of 31.48% for the period. Its value-style focus on companies with good earnings growth at attractive prices trailed a technology-euphoric market. Nonetheless, it had strong returns on its industrial commodities and investment banks. Tandy, a large holding, also performed very well. Its hospital management and tobacco companies performed poorly.

Performance Review
--------------------------------------------------------------------------------
A technology market. The Portfolio's return was in line with the historical average for the S&P 500, but it trailed this year's large-cap return, because it had less technology than the overall market, and technology stocks were far and away the best-performing sector. Its hospital management companies--such as Tenet Healthcare--tobacco, and insurers performed poorly.

Industrial commodities revived. Industrial stocks often become value priced when investors are fearful about the economy, and move up rapidly when investors become more optimistic. That happened this year. The Portfolio's holdings in Alcoa (aluminum), which also benefited from a tight alumina market and excellent management, had very strong returns. The Portfolio's performance also was enhanced by its paper companies--such as Georgia Pacific, Mead, Willamette, and Weyerhauser--and its integrated oil companies--such as Elf Aquitaine, Atlantic Richfield, and Kerr McGee.

Tandy: classic value. Tandy Corporation, which owns the Radio Shack chain, was believed to be undervalued when we bought it. It started as a supply shop for electronic hobbyists. Now it is a retail location for the hot computer and cellular telephone markets; its stock rose 140% in 1999.

Stock market activity is good for broker/investment banks. The high rate of stock issuance and merger and acquisition activity, as well as strong investor activity in the markets, benefited our shares in Morgan Stanley Dean Witter, Citigroup, and Lehman Brothers.

Strategy Session
--------------------------------------------------------------------------------
Taking profits on Tandy. Tandy, whose extraordinary return was driven by two years of double-digit increases in same-store sales and by strong profit growth, had a very good stock run. We bought Tandy when its price was depressed because of unwise investments in new businesses in which it had no competitive advantage. We thought its superb Radio Shack retail distribution system was undervalued. Tandy management came around to our view, to the benefit of their earnings and stock price. We have taken some profits.

Paper: good supply/demand prospects. Our largest industry focus is paper companies. Asia has been a major importer of forest products, and we expected demand to rebound. Moreover, the additional Asian consumption will be building on an already high level of demand from the continued strength of the U.S. market. Moreover, worldwide growth in capacity has slowed, because company managers are more reluctant than in the past to build without seeing a respectable return on their investment. Another factor is the restructuring under way in this industry, separating land ownership from processing. These all bode well for earnings.

Taking profits on financials. Our diversified financial services and investment banks had a good year and we took some profits. We sold our holdings in American Express and reduced our holdings in Citigroup, Morgan Stanley Dean Witter and Lehman Brothers. With rising interest rates and stocks at all-time highs, it seemed reasonable to take some of your money off the table.

Eastman Kodak added. Eastman Kodak was selling for very little compared with broad market levels. It has been perceived as "old economy" when investors are narrowly focused on new technology. But Kodak has a very strong franchise in photography and is adding digital imaging to its product line while increasing sales and earnings. It has been focused on becoming more cost-competitive. We think the expanding market in the U.S. for digital photography and the expanding global market for film, which is much cheaper, mean strong earnings growth for this undervalued company.

Outlook
--------------------------------------------------------------------------------
Portfolio Manager Thomas R. Jackson

Style consistency.
"In a cold winter during the American Revolution, Thomas Paine wrote, 'These are the times that try men's souls.' Well, these are times that try the souls of value investors. Stocks that had been expensive have become even more expensive, and still investors are buying them as if price were of no consequence. But we have begun to see gains in inexpensive industrial stocks, a sign that at least some investors are regaining interest in current earnings, visible sources of growth, and low prices. Expanding economies and rising interest rates historically have been associated with good performance for value stocks. In 1999, U.S. investors had a very narrow focus; we expect them to broaden their interests. We're maintaining our discipline; in a generally expensive market, our stocks are very inexpensive."


Portfolio Composition
                                              as of 12/31/99
                                              --------------
Consumer Growth & Staples                              21.6%
Industrials                                            20.3%
Financials                                             17.8%
Cash & Equivalents                                     10.5%
Technology                                             10.2%
Consumer Cyclicals                                      8.7%
Utilities                                               5.8%
Energy                                                  5.1%

Source: Prudential. Holdings are subject to change.


Top Ten Holdings (% of Portfolio)
                                              as of 12/31/99
                                              --------------
Eastman Kodak Co.                                       3.2%
Georgia Pacific Corp.                                   2.8%
Tenet Healthcare                                        2.8%
Columbia HCA Healthcare                                 2.7%
Well Point Health Networks                              2.7%
Alcoa, Inc.                                             2.5%
Total Fina S.A. -Spon ADR                               2.3%
Darden Restaurants                                      2.3%
Seagate Tech & Inc.                                     2.2%
Hewlett-Packard Co.                                     2.0%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Prudential Jennison Portfolio
--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT GOAL
Long-term growth of capital.

TYPES OF INVESTMENTS
Primarily common stocks of established companies with above-average growth prospects

INVESTMENT STYLE
The Portfolio uses a "growth" investment style to invest in the common stocks of both mid-sized and large companies.

--------------------------------------------------------------------------------
$10,000 Invested Since Inception*
--------------------------------------------------------------------------------

[GRAPH]

95        10,000        10,000        10,000
          11,276        10,783        10,640
          12,556        12,108        12,176
96        13,494        13,368        13,405
          14,362        14,588        14,970
97        16,801        16,789        18,053
          18,916        18,558        19,962
98        22,841        21,653        23,500
          26,002        23,196        25,671
          29,972        25,951        28,849
99        36,883        29,939        31,071

* Lipper provides data on a monthly basis, so for comparative purposes the Lipper Average and S&P 500 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/95.
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.
2 The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.


Performance Summary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                            Six                         Since
Average Annual Returns                     Months   1-Year   3-Year   Inception*
--------------------------------------------------------------------------------
Prudential Jennison Portfolio1             22.98%   41.76%   36.92%     32.11%
--------------------------------------------------------------------------------
Lipper (VIP) Growth Avg.2                  16.27%   31.48%   26.38%     25.81%
--------------------------------------------------------------------------------
S&P 500 Index3                              7.70%   21.03%   27.56%     27.48%
--------------------------------------------------------------------------------
Prudential Jennison Portfolio inception date:4/25/95.


Over the past year, the Prudential Series Fund Prudential Jennison Portfolio gained 41.76%, more than 10 percentage points ahead of the 31.48% Lipper (VIP) Growth Average. The Portfolio benefited from its heavy representation of technology firms because technology stocks far outperformed the rest of the market over the past 12-month period. Its performance was also helped by its holdings in media and advertising and in telecommunications. However, its drug stocks, which had a strong run earlier, fell back somewhat; concerns about Medicare reimbursements for drugs discouraged investors.

Performance Review
--------------------------------------------------------------------------------
A technology market. The primary reason for the Portfolio's solid performance was its strong focus on the technology sector. Cisco Systems, Nokia, Texas Instruments, and Microsoft were among the largest contributors to its return.

Our substantial financial holdings had been hurt in the 1998 global financial crisis, but Citigroup and Morgan Stanley Dean Witter rebounded strongly early in our reporting period and had strong performances over the year. We sold our holdings in Charles Schwab.

We also were helped by our media companies, such as CBS, which benefited from the strong economy, high profit margins, and an Internet-related advertising boom.

On the negative side, our health care stocks had risen to somewhat expensive levels, and when uncertainty about Medicare reimbursement for drugs raised questions about their earnings prospects, the stocks fell. American Home and Eli Lilly were among the poorest performers in our Portfolio.

Strategy Session
--------------------------------------------------------------------------------
Technology. About a third of our Portfolio, including our three largest holdings, are technology companies. For example, we increased our position in Cisco Systems, which provides the networking equipment that makes up the Internet infrastructure, Texas Instruments, and Microsoft. During the year, we added JDS Uniphase, Sun Microsystems, and Motorola. We sold 3Com, among our worst performers, which has been losing ground in the networking market. We also sold our holdings in Oracle and Intuit.

In telecommunications, we own wireless hardware (Nokia) and services (Vodafone Airtouch), large multiservice companies (MCI/WorldCom), and emerging providers (Qwest Communications, NextLink Communications and Allegiance Telecom). They are providing the infrastructure for the communications age, with tremendous long-term growth potential. During this reporting period, we added NextLink and acquired Vodafone shares in exchange for our Airtouch stock when the firm was acquired.

Financials. After their sharp rebound at the beginning of our reporting period, we decided that financial stocks had reached a price that fully reflected the value of the companies. Moreover, we thought it was more likely that the Federal Reserve would increase interest rates--which tends to hurt financials--than cut them. We reduced our commitment to the sector by the end of the first quarter of 1999. It peaked in April, so we avoided the worst of their subsequent fall-off. We still have a large commitment, primarily to the global consolidators in this rapidly changing industry.

Health Care. Drug companies held up well in the 1998 market drop, but shared, nonetheless, in the steep rise afterward through the first quarter of 1999, making them somewhat expensive. When concerns arose about Medicare reimbursement for drugs, the sector corrected. American Home Products, and Eli Lilly were among the largest negative contributors to our performance. We sold Pfizer, Lilly, and Merck. We added Johnson & Johnson and Bristol-Myers Squibb.

Outlook
--------------------------------------------------------------------------------
Portfolio Managers Jim Kannry, Kathleen McCarragher, and Spiros Segalas

[PHOTO]  [PHOTO]  [PHOTO]

Strong corporate earnings.
"We expect U.S. economic growth to continue, although at a somewhat slower rate. We think inflation will remain quiescent, helped by a watchful Federal Reserve. With corporate earnings strong, risk premiums--the additional price investors have been willing to pay for companies with steady earnings growth--are unlikely to shrink in this environment. However, if interest rates rise somewhat in order to slow growth, investors are unlikely to be willing to pay even higher multiples of earnings for a company's shares. We continue to believe this is an excellent environment for companies with good levels of sustainable earnings growth. We think we are well positioned with our broad selection of rapidly growing companies."


Portfolio Composition
                                              as of 12/31/99
                                              --------------
Telecommunications                                     18.7%
Computer Services                                      13.8%
Electronics                                            10.6%
Retail                                                 10.2%
Drugs & Medical Supplies                                9.9%
Media                                                   8.0%
Computers                                               6.6%
Financial Services                                      6.4%
Cash                                                    4.4%
Diversified Operations                                  3.5%
Insurance                                               2.7%
Banks and Savings & Loans                               1.6%
Business Services                                       1.6%
Restaurants                                             1.2%
Cosmetics & Soaps                                       0.8%

Source: Prudential. Holdings are subject to change.

Top Ten Holdings (% of Portfolio)
                                              as of 12/31/99
                                              --------------
Microsoft Corp.                                         4.9%
Cisco Systems, Inc.                                     4.2%
The Home Depot, Inc.                                    3.8%
General Electric Co.                                    3.5%
Nokia Corp.                                             3.3%
CBS Corp.                                               3.2%
Citigroup, Inc.                                         3.1%
American International Group, Inc.                      2.7%
Texas Instruments, Inc.                                 2.6%
Hewlett-Packard Co.                                     2.5%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Global Portfolio
--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT GOAL
Long-term growth of capital.

TYPES OF INVESTMENTS
Primarily common stock and common stock equivalents of U.S. and foreign cor-porations.

INVESTMENT STYLE
The Portfolio uses a "growth" investment approach, coupled with a theme-oriented view of the markets, to identify companies that seem best positioned to take advantage of global changes.

--------------------------------------------------------------------------------
$10,000 Invested Over Ten Years
--------------------------------------------------------------------------------

[GRAPH]

89        10,000        10,000        10,000
           9,632        10,300         9,257
90         8,709         9,405         8,298
           9,081         9,898         8,804
91         9,701        10,977         9,815
           9,692        11,134         9,175
92         9,369        11,021         9,303
          10,651        12,504        10,713
93        13,411        14,545        11,396
          12,890        14,214        11,809
94        12,756        14,382        11,974
          13,961        15,305        13,069
95        14,781        16,495        14,455
          16,296        17,883        15,479
96        17,692        19,205        16,404
          19,900        21,699        18,927
97        18,926        21,516        18,990
          22,586        24,408        22,150
98        23,672        23,888        23,611
          25,978        26,031        25,621
99        35,098        30,993        29,499

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.
2 The Lipper Variable Insurance Products (VIP) Global Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The Morgan Stanley World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the World Index. The World Index is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the World Index may differ substantially from the securities in the Portfolio. The World Index is not the only index that may be used to characterize performance of global funds, and other indexes may portray different comparative performance.


Performance Summary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    Six
Average Annual Returns             Months   1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Global Portfolio1                  35.11%   48.27%   25.65%   22.44%    13.38%
--------------------------------------------------------------------------------
Lipper (VIP) Global Avg.2          27.82%   44.18%   22.67%   19.42%    11.73%
--------------------------------------------------------------------------------
Morgan Stanley World Index3        15.14%   24.93%   21.61%   19.76%    11.42%
--------------------------------------------------------------------------------
Global Portfolio inception date: 9/19/88.


The Prudential Series Fund Global Portfolio returned 48.27% in 1999, four percentage points above the 44.18% gain of the Lipper (VIP) Global Average. The Portfolio's strong global focus on telecommunications and technology helped its return. Its holdings in Japan and the United States had particularly strong performances.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation, political and social risks and illiquidity.

Performance Review
--------------------------------------------------------------------------------
Technology. We continue to maintain our largest industry focus in technology and telecommunications services. In 1999, these sectors were the market favorites. Some of the largest contributors to our return were technology stocks, including Texas Instruments (semiconductors), PMC-Sierra (semiconductors), Oracle (software), Microsoft (software), and Solectron (contract manufacturing). Telecommunications equipment firms, such as Nokia, and mobile telecommunications network operators, such as NTT Mobile Communications, Mannesmann, and Vodafone, also were among our strong performers.

Media. Stock investors have been increasingly aware of the value of content. Our holdings in USA networks, prime manufacturer's of content, contributed to our strong performance.

Consumer focus pays off. We continue to benefit from Hennes & Mauritz, whose emphasis on providing consumer value makes it a leader in the increasingly competitive retail business. European economic integration has helped, but the firm is also expanding to the United States.

Health care hurt. Our drug and health care companies, including Glaxo Wellcome, and Healthsouth, detracted somewhat from our return. The sector was out of favor, as service companies struggled with their pricing, while drug stocks had become relatively expensive and faced concerns about future government pricing pressure should Medicare in the United States extend coverage to include drugs.

Strategy Session
--------------------------------------------------------------------------------
The United States is the Internet model. We think the explosion of Internet usage in the United States is a model for what can take place in the rest of the world. We have positioned the Portfolio to benefit from greater Internet use, focusing on companies that provide the hardware and software infrastructure. Competition among Internet sites will be fierce, but leadership among the infrastructure providers is already established. We own networking, database, cable, and semiconductor companies.

Mobile communications models are found abroad. The United States trails Europe in cellular telephone usage. It is a market with enormous potential. So is Japan. We have seen in Europe how mobile telephones can control automated functions in the home, link to e-mail, and transform the way people communicate with one another while Japanese companies are now leading in next-generation technology. We own Nokia, the leading handset manufacturer, as well as service providers based in Europe, Japan, and the United States.

Outlook
--------------------------------------------------------------------------------
Portfolio Managers Daniel J. Duane, Ingrid Holm, and Michelle Picker

[PHOTO]  [PHOTO]  [PHOTO]

Room for growth.
"We think global investors may have underestimated the impact and growth potential of technology companies, despite their strong performance in 1999. The application of new, life-style transforming technologies around the world in one sweep is rare, if not unprecedented. Wireless telecommunications and Internet communications (both personal and business to business) are rapidly penetrating even the most distant markets. So the earnings growth potential of the leaders in these technologies is enormous. That's what underlies the increasing share prices. We believe they still have some way to go."


Geographic Allocation
                                          as of 12/31/99
                                          --------------
United States                                      39.1%
Continental Europe                                 33.2%
Japan                                              18.4%
Cash & Equivalents                                  4.1%
Pacific Basin                                       3.2%
Latin America                                       1.0%
Asia                                                1.0%

Source: Prudential. Holdings are subject to change.

Top Ten Holdings (% of Portfolio)
                                          as of 12/31/99
                                          --------------
PMC-Sierra, Inc.                                    4.2%
Oracle Systems Corp.                                3.6%
Softbank Corp.                                      3.1%
Fujitsu Ltd.                                        3.0%
NTT Mobile Communications Network, Inc.             2.7%
Nokia Corp.                                         2.7%
Solectron Corp.                                     2.7%
CSK Corp.                                           2.5%
Time Warner, Inc.                                   2.3%
Texas Instruments, Inc.                             2.2%

Source: Prudential. Holdings are subject to change.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value
      (cost: $1,328,719,634)...................   $1,328,719,634
    Cash.......................................           27,534
    Receivable for capital stock sold..........          855,542
    Interest receivable........................       10,419,510
                                                  --------------
      Total Assets.............................    1,340,022,220
                                                  --------------
  LIABILITIES
    Payable for capital stock repurchased......        3,156,075
    Payable to investment adviser..............        1,302,069
    Accrued expenses...........................           89,854
                                                  --------------
      Total Liabilities........................        4,547,998
                                                  --------------
  NET ASSETS...................................   $1,335,474,222
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $    1,335,474
      Paid-in capital, in excess of par........    1,334,138,748
                                                  --------------
    Net assets.................................   $1,335,474,222
                                                  ==============
    Net asset value and redemption price per
      share, 133,547,422 outstanding shares of
      common stock (authorized 170,000,000
      shares)..................................   $        10.00
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Interest...................................   $    58,660,531
                                                  ---------------
  EXPENSES
    Investment advisory fee....................         4,400,851
    Shareholders' reports......................           150,000
    Accounting fees............................            50,000
    Custodian's fees and expenses..............            36,000
    Audit fee and expenses.....................            15,500
    Transfer agent's fees and expenses.........             8,000
    Legal fees and expenses....................             5,000
    Directors' fees............................             4,000
    Miscellaneous..............................             7,850
                                                  ---------------
      Total expenses...........................         4,677,201
    Less: custodian fee credit.................           (22,116)
                                                  ---------------
      Net expenses.............................         4,655,085
                                                  ---------------
    NET INVESTMENT INCOME......................        54,005,446
                                                  ---------------
  NET REALIZED GAIN ON INVESTMENTS.............            10,627
                                                  ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................   $    54,016,073
                                                  ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                     1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $    54,005,446       $    42,343,388
    Net realized gain on investments........................            10,627                16,489
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....        54,016,073            42,359,877
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................       (54,005,446)          (42,343,388)
    Distributions from net realized capital gains...........           (10,627)              (16,489)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................       (54,016,073)          (42,359,877)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [122,718,909 and 76,618,642 shares,
     respectively]..........................................     1,227,189,093           766,186,419
    Capital stock issued in reinvestment of dividends and
     distributions [5,401,607 and 4,235,988 shares,
     respectively]..........................................        54,016,073            42,359,877
    Capital stock repurchased [(86,592,293) and (54,581,645)
     shares, respectively]..................................      (865,922,932)         (545,816,448)
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................       415,282,234           262,729,848
                                                               ---------------       ---------------
  TOTAL INCREASE IN NET ASSETS..............................       415,282,234           262,729,848
  NET ASSETS:
    Beginning of year.......................................       920,191,988           657,462,140
                                                               ---------------       ---------------
    End of year.............................................   $ 1,335,474,222       $   920,191,988
                                                               ===============       ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A1

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           DIVERSIFIED BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value
      (cost: $1,297,259,294)...................   $1,253,503,398
    Cash.......................................              857
    Interest receivable........................       21,864,296
    Receivable for capital stock sold..........           84,272
                                                  --------------
      Total Assets.............................    1,275,452,823
                                                  --------------
  LIABILITIES
    Payable for investments purchased..........       19,689,306
    Payable to investment adviser..............        1,265,637
    Payable for capital stock repurchased......          506,980
    Accrued expenses...........................           83,825
    Due to broker -- variation margin..........           75,125
                                                  --------------
      Total Liabilities........................       21,620,873
                                                  --------------
  NET ASSETS...................................   $1,253,831,950
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $    1,145,550
      Paid-in capital, in excess of par........    1,248,882,163
                                                  --------------
                                                   1,250,027,713
    Undistributed net investment income........       76,304,703
    Accumulated net realized loss on
      investments..............................      (28,197,726)
    Net unrealized depreciation on
      investments..............................      (44,302,740)
                                                  --------------
    Net assets, December 31, 1999..............   $1,253,831,950
                                                  ==============
    Net asset value and redemption price per
      share, 114,554,992 outstanding shares of
      common stock (authorized 170,000,000
      shares)..................................   $        10.95
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Interest...................................   $    81,500,023
                                                  ---------------
  EXPENSES
    Investment advisory fee....................         4,880,364
    Shareholders' reports......................           140,000
    Accounting fees............................           110,000
    Custodian's fees and expenses..............            50,000
    Audit fee and expenses.....................            15,000
    Transfer agent's fees and expenses.........             8,100
    Legal fees and expenses....................             6,000
    Directors' fees............................             4,000
    Miscellaneous..............................            23,769
                                                  ---------------
      Total expenses...........................         5,237,233
    Less: custodian fee credit.................           (41,913)
                                                  ---------------
      Net expenses.............................         5,195,320
                                                  ---------------
  NET INVESTMENT INCOME........................        76,304,703
                                                  ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................       (26,270,908)
      Futures..................................            48,764
                                                  ---------------
                                                      (26,222,144)
                                                  ---------------
    Net change in unrealized depreciation on:
      Investments..............................       (58,177,006)
      Futures..................................          (546,844)
                                                  ---------------
                                                      (58,723,850)
                                                  ---------------
  NET LOSS ON INVESTMENTS......................       (84,945,994)
                                                  ---------------
  NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................   $    (8,641,291)
                                                  ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                     1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $    76,304,703       $    60,710,670
    Net realized gain (loss) on investments.................       (26,222,144)            1,484,118
    Net change in unrealized appreciation
     (depreciation) on investments..........................       (58,723,850)            2,237,978
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................        (8,641,291)           64,432,766
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................                --           (60,939,829)
    Distributions from net realized capital gains...........        (3,302,269)           (3,466,261)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................        (3,302,269)          (64,406,090)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [26,987,966 and 29,994,210 shares,
     respectively]..........................................       296,061,460           334,707,738
    Capital stock issued in reinvestment of dividends and
     distributions [298,578 and 5,809,428 shares,
     respectively]..........................................         3,302,269            64,406,090
    Capital stock repurchased [(14,272,876) and (8,361,173)
     shares, respectively]..................................      (156,161,922)          (93,273,532)
                                                               ---------------       ---------------
   NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
  TRANSACTIONS..............................................       143,201,807           305,840,296
                                                               ---------------       ---------------
  TOTAL INCREASE IN NET ASSETS..............................       131,258,247           305,866,972
  NET ASSETS:
    Beginning of year.......................................     1,122,573,703           816,706,731
                                                               ---------------       ---------------
    End of year(a)..........................................   $ 1,253,831,950       $ 1,122,573,703
                                                               ===============       ===============
    (a) Includes undistributed net investment income of:....   $    76,304,703       $            --
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A2

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        CONSERVATIVE BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value (cost:
      $4,474,325,684)..........................   $4,854,781,493
    Cash.......................................        1,422,807
    Receivable for securities lending,
      income...................................        4,689,111
    Interest and dividends receivable..........       42,739,444
    Receivable for investments sold............          166,868
    Receivable for capital stock sold..........           39,860
                                                  --------------
      Total Assets.............................    4,903,839,583
                                                  --------------
  LIABILITIES
    Collateral for securities on loan..........      504,046,862
    Payable to investment adviser..............        6,028,201
    Securities lending rebate payable..........        2,965,737
    Payable for investments purchased..........        2,020,467
    Payable for capital stock repurchased......        1,222,854
    Accrued expenses...........................          290,137
    Due to broker -- variation margin..........          125,094
                                                  --------------
      Total Liabilities........................      516,699,352
                                                  --------------
  NET ASSETS...................................   $4,387,140,231
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $    2,856,249
      Paid-in capital, in excess of par........    4,013,577,042
                                                  --------------
                                                   4,016,433,291
    Undistributed net investment income........          392,041
    Distributions in excess of net realized
      gains on investments.....................       (9,619,315)
    Net unrealized appreciation on
      investments..............................      379,934,214
                                                  --------------
    Net assets, December 31, 1999..............   $4,387,140,231
                                                  ==============
    Net asset value and redemption price per
      share, 285,624,853 outstanding shares of
      common stock (authorized 370,000,000
      shares)..................................   $        15.36
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $286,950 foreign
      withholding tax).........................   $    27,413,849
    Interest...................................       181,248,101
    Income from securities loaned, net.........         1,820,729
                                                  ---------------
                                                      210,482,679
                                                  ---------------
  EXPENSES
    Investment advisory fee....................        25,195,056
    Shareholders' reports......................           493,000
    Accounting fees............................           260,000
    Custodian's fees and expenses..............           210,000
    Audit fee and expenses.....................            45,000
    Legal fees and expenses....................            21,200
    Transfer agent's fees and expenses.........             8,000
    Directors' fees............................             4,000
    Miscellaneous..............................            94,076
                                                  ---------------
      Total expenses...........................        26,330,332
    Less: custodian fee credit.................           (80,190)
                                                  ---------------
      Net expenses.............................        26,250,142
                                                  ---------------
  NET INVESTMENT INCOME........................       184,232,537
                                                  ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS)ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................           938,110
      Futures..................................          (493,916)
                                                  ---------------
                                                          444,194
                                                  ---------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................       114,039,471
      Futures..................................        (3,001,308)
                                                  ---------------
                                                      111,038,163
                                                  ---------------
  NET GAIN ON INVESTMENTS......................       111,482,357
                                                  ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................   $   295,714,894
                                                  ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                     1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $   184,232,537       $   200,201,254
    Net realized gain on investments........................           444,194           263,079,117
    Net change in unrealized appreciation on investments....       111,038,163            66,472,901
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....       295,714,894           529,753,272
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................      (183,840,496)         (201,150,300)
    Distributions from net realized capital gains...........       (16,406,123)         (284,059,981)
    Distributions in excess of net realized capital gains...        (9,619,315)                   --
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................      (209,865,934)         (485,210,281)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [3,595,334 and 4,155,780 shares,
     respectively]..........................................        54,694,876            64,306,807
    Capital stock issued in reinvestment of dividends and
     distributions [13,845,674 and 32,017,520 shares,
     respectively]..........................................       209,865,934           485,210,281
    Capital stock repurchased [(49,920,477) and (34,980,138)
     shares, respectively]..................................      (759,229,309)         (542,332,348)
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     CAPITAL STOCK TRANSACTIONS.............................      (494,668,499)            7,184,740
                                                               ---------------       ---------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...................      (408,819,539)           51,727,731
  NET ASSETS:
    Beginning of year.......................................     4,795,959,770         4,744,232,039
                                                               ---------------       ---------------
    End of year (a).........................................   $ 4,387,140,231       $ 4,795,959,770
                                                               ===============       ===============
    (a) Includes undistributed net investment income of.....   $       392,041       $            --
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A3

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           FLEXIBLE MANAGED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value
      (cost: $5,219,625,332)...................   $5,631,103,413
    Cash.......................................        2,947,562
    Interest and dividends receivable..........       36,766,337
    Receivable for securities lending income...        3,251,757
    Receivable for investments sold............          488,542
    Receivable for capital stock sold..........            2,875
                                                  --------------
      Total Assets.............................    5,674,560,486
                                                  --------------
  LIABILITIES
    Collateral for securities on loan..........      526,881,461
    Payable to investment adviser..............        7,566,477
    Payable for investments purchased..........        5,161,402
    Payable from broker........................        4,214,978
    Securities lending rebate payable..........        2,877,006
    Payable for capital stock repurchased......        1,500,619
    Due from broker -- variation margin........          598,738
    Accrued expenses...........................          495,510
                                                  --------------
      Total Liabilities........................      549,296,191
                                                  --------------
  NET ASSETS...................................   $5,125,264,295
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $    2,904,882
      Paid-in capital, in excess of par........    4,494,235,963
                                                  --------------
                                                   4,497,140,845
    Undistributed net investment income........      168,078,194
    Accumulated net realized gain on
      investments..............................       50,083,953
    Net unrealized appreciation on
      investments..............................      409,961,303
                                                  --------------
    Net assets.................................   $5,125,264,295
                                                  ==============
    Net asset value and redemption price per
      share, 290,488,231 outstanding shares of
      common stock (authorized 370,000,000
      shares)..................................   $        17.64
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $611,104 foreign
      withholding tax).........................   $    43,655,429
    Income from securities loaned, net.........         1,727,448
    Interest...................................       155,468,167
                                                  ---------------
                                                      200,851,044
                                                  ---------------
  EXPENSES
    Investment advisory fee....................        31,532,667
    Shareholders' reports......................           577,000
    Accounting fees............................           240,000
    Custodian's fees and expenses..............           225,000
    Audit fee and expenses.....................            47,000
    Legal fees and expenses....................            22,000
    Transfer agent's fees and expenses.........             8,000
    Directors' fees............................             4,000
    Miscellaneous..............................           105,969
                                                  ---------------
      Total expenses...........................        32,761,636
    Less: custodian fee credit.................           (58,367)
                                                  ---------------
      Net expenses.............................        32,703,269
                                                  ---------------
  NET INVESTMENT INCOME........................       168,147,775
                                                  ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................        45,313,528
      Futures..................................        21,714,794
                                                  ---------------
                                                       67,028,322
                                                  ---------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................       174,886,106
      Futures..................................       (16,638,716)
                                                  ---------------
                                                      158,247,390
                                                  ---------------
  NET GAIN ON INVESTMENTS......................       225,275,712
                                                  ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................   $   393,423,487
                                                  ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                     1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $   168,147,775       $   177,588,088
    Net realized gain on investments........................        67,028,322           513,883,914
    Net change in unrealized appreciation on investments....       158,247,390          (167,145,159)
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....       393,423,487           524,326,843
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................          (240,137)         (178,186,396)
    Distributions from net realized capital gains...........       (60,930,102)         (552,345,875)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................       (61,170,239)         (730,532,271)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [3,138,333 and 4,188,120 shares,
     respectively]..........................................        53,348,688            74,668,669
    Capital stock issued in reinvestment of dividends and
     distributions [3,554,343 and 43,615,212 shares,
     respectively]..........................................        61,170,239           730,532,271
    Capital stock repurchased [(42,922,625) and (38,796,213)
     shares, respectively]..................................      (731,489,268)         (679,156,218)
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     CAPITAL STOCK TRANSACTIONS.............................      (616,970,341)          126,044,722
                                                               ---------------       ---------------
  TOTAL DECREASE IN NET ASSETS..............................      (284,717,093)          (80,160,706)
  NET ASSETS:
    Beginning of year.......................................     5,409,981,388         5,490,142,094
                                                               ---------------       ---------------
    End of year (a).........................................   $ 5,125,264,295       $ 5,409,981,388
                                                               ===============       ===============
    (a) Includes undistributed net investment income of:....   $   168,078,194       $       170,558
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A4

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value
      (cost: $883,301,482).....................   $  798,481,985
    Cash.......................................            8,430
    Interest and dividends receivable..........       18,917,132
    Receivable for security lending income.....           43,150
    Receivable for capital stock sold..........           71,219
    Receivable for investments sold............           71,175
                                                  --------------
      Total Assets.............................      817,593,091
                                                  --------------
  LIABILITIES
    Collateral for securities on loan..........       12,233,400
    Payable for investments purchased..........        1,650,248
    Payable to investment adviser..............        1,101,299
    Payable for capital stock repurchased......          191,678
    Accrued expenses and other liabilities.....          117,195
    Securities lending rebate payable..........           98,721
    Written options outstanding................                3
                                                  --------------
      Total Liabilities........................       15,392,544
                                                  --------------
  NET ASSETS...................................   $  802,200,547
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $    1,067,107
      Paid-in capital, in excess of par........      853,033,328
                                                  --------------
                                                     854,100,435
    Undistributed net investment income........       84,257,678
    Accumulated net realized loss on
      investments..............................      (51,406,066)
    Net unrealized depreciation on
      investments..............................      (84,751,500)
                                                  --------------
    Net assets, December 31, 1999..............   $  802,200,547
                                                  ==============
    Net asset value and redemption price per
      share, 106,710,720 outstanding shares of
      common stock (authorized 195,000,000
      shares)..................................   $         7.52
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Interest...................................   $    83,474,384
    Dividends..................................         5,444,639
    Income from securities loaned, net.........            91,475
                                                  ---------------
                                                       89,010,498
                                                  ---------------
  EXPENSES
    Investment advisory fee....................         4,421,391
    Accounting fees............................           160,000
    Shareholders' reports......................            88,000
    Custodian's fees and expenses..............            48,000
    Audit fee and expenses.....................            24,000
    Legal fees and expenses....................            14,000
    Transfer agent's fees and expenses.........             9,000
    Directors' fees............................             4,000
    Miscellaneous..............................             1,784
                                                  ---------------
      Total expenses...........................         4,770,175
    Less: custodian fee credit.................           (17,355)
                                                  ---------------
      Net expenses.............................         4,752,820
                                                  ---------------
  NET INVESTMENT INCOME........................        84,257,678
                                                  ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized loss on investments...........       (42,984,475)
    Net change in unrealized depreciation on
      investments..............................        (5,307,921)
                                                  ---------------
  NET LOSS ON INVESTMENTS......................       (48,292,396)
                                                  ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................   $    35,965,282
                                                  ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                     1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $    84,257,678       $    71,160,362
    Net realized loss on investments........................       (42,984,475)           (2,031,112)
    Net change in unrealized depreciation on investments....        (5,307,921)          (90,371,730)
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................        35,965,282           (21,242,480)
                                                               ---------------       ---------------
  DIVIDENDS:
    Dividends from net investment income....................        (2,179,668)          (69,715,948)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [17,182,804 and 42,524,544 shares,
     respectively]..........................................       127,100,943           336,104,252
    Capital stock issued in reinvestment of dividends and
     distributions [291,010 and 9,210,712 shares,
     respectively]..........................................         2,179,668            69,715,948
    Capital stock repurchased [(20,307,030) and (12,010,426)
     shares, respectively]..................................      (150,186,649)          (94,215,879)
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     CAPITAL STOCK TRANSACTIONS.............................       (20,906,038)          311,604,321
                                                               ---------------       ---------------
  TOTAL INCREASE IN NET ASSETS..............................        12,879,576           220,645,893
  NET ASSETS:
    Beginning of year.......................................       789,320,971           568,675,078
                                                               ---------------       ---------------
    End of year(a)..........................................   $   802,200,547       $   789,320,971
                                                               ===============       ===============
    (a) Includes undistributed net investment income of:....   $    84,257,678       $     2,179,668
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A5

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                             STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value
      (cost: $2,345,486,363)...................   $4,656,162,855
    Cash.......................................           16,660
    Interest and dividends receivable..........        4,103,786
    Receivable for capital stock sold..........        1,023,504
    Receivable for investments sold............          583,564
    Due from broker -- variation margin........          145,000
                                                  --------------
      Total Assets.............................    4,662,035,369
                                                  --------------
  LIABILITIES
    Payable to investment adviser..............        3,371,376
    Payable for investments purchased..........        2,251,707
    Payable for capital stock repurchased......        1,099,090
    Accrued expenses...........................          295,676
                                                  --------------
      Total Liabilities........................        7,017,849
                                                  --------------
  NET ASSETS...................................   $4,655,017,520
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $    1,047,241
      Paid-in capital, in excess of par........    2,338,932,384
                                                  --------------
                                                   2,339,979,625
    Undistributed net investment income........          315,792
    Accumulated net realized gain on
      investments..............................        1,621,348
    Net unrealized appreciation on
      investments..............................    2,313,100,755
                                                  --------------
    Net assets, December 31, 1999..............   $4,655,017,520
                                                  ==============
    Net asset value and redemption price per
      share, 104,724,109 outstanding shares of
      common stock (authorized 170,000,000
      shares)..................................   $        44.45
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $566,445 foreign
      withholding tax).........................   $    54,524,413
    Interest...................................         5,110,430
                                                  ---------------
                                                       59,634,843
                                                  ---------------
  EXPENSES
    Investment advisory fee....................        14,259,131
    Shareholders' reports......................           550,000
    Custodian's fees and expenses..............           140,000
    Accounting fees............................           131,000
    Audit fee and expenses.....................            40,000
    Legal fees and expenses....................            20,000
    Transfer agent's fees and expenses.........             8,500
    Directors' fees............................             4,000
    Miscellaneous..............................            78,482
                                                  ---------------
      Total expenses...........................        15,231,113
    Less: custodian fee credit.................            (4,650)
                                                  ---------------
      Net expenses.............................        15,226,463
                                                  ---------------
  NET INVESTMENT INCOME........................        44,408,380
                                                  ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................        32,943,947
      Futures..................................        13,251,281
                                                  ---------------
                                                       46,195,228
                                                  ---------------
    Net change in unrealized appreciation on:
      Investments..............................       685,134,062
      Futures..................................        (2,181,112)
                                                  ---------------
                                                      682,952,950
                                                  ---------------
  NET GAIN ON INVESTMENTS......................       729,148,178
                                                  ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................   $   773,556,558
                                                  ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                     1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $    44,408,380       $    36,771,654
    Net realized gain on investments........................        46,195,228            57,465,213
    Net change in unrealized appreciation on investments....       682,952,950           644,691,671
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....       773,556,558           738,928,538
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income....................       (44,092,588)          (37,075,916)
    Distributions from net realized capital gains...........       (54,347,010)          (53,566,202)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................       (98,439,598)          (90,642,118)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [19,061,602 and 21,945,962 shares,
     respectively]..........................................       768,257,840           739,810,425
    Capital stock issued in reinvestment of dividends and
     distributions [2,357,499 and 2,541,175 shares,
     respectively]..........................................        98,439,598            90,642,118
    Capital stock repurchased [(10,712,263) and (11,483,263)
     shares, respectively]..................................      (434,885,868)         (378,841,199)
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................       431,811,570           451,611,344
                                                               ---------------       ---------------
  TOTAL INCREASE IN NET ASSETS..............................     1,106,928,530         1,099,897,764
  NET ASSETS:
    Beginning of year.......................................     3,548,088,990         2,448,191,226
                                                               ---------------       ---------------
    End of year (a).........................................   $ 4,655,017,520       $ 3,548,088,990
                                                               ===============       ===============
    (a) Included undistributed net investment income of:....   $       315,792       $            --
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A6

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                            EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value
      (cost: $1,837,415,249)...................   $2,079,658,692
    Cash.......................................              857
    Interest and dividends receivable..........        5,934,776
    Receivable for securities lending income...          363,588
    Receivable for capital stock sold..........           72,990
                                                  --------------
      Total Assets.............................    2,086,030,903
                                                  --------------
  LIABILITIES
    Collateral for securities on loan..........       57,973,945
    Payable to investment adviser..............        1,941,452
    Payable for capital stock repurchased......        1,201,032
    Securities lending rebate payable..........          688,567
    Accrued expenses...........................          186,547
                                                  --------------
      Total Liabilities........................       61,991,543
                                                  --------------
  NET ASSETS...................................   $2,024,039,360
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $    1,036,951
      Paid-in capital, in excess of par........    1,774,194,608
                                                  --------------
                                                   1,775,231,559
    Undistributed net investment income........        3,322,069
    Accumulated net realized gain on
      investments..............................        3,242,289
    Net unrealized appreciation on
      investments..............................      242,243,443
                                                  --------------
    Net assets, December 31, 1999..............   $2,024,039,360
                                                  ==============
    Net asset value and redemption price per
      share, 103,695,100 outstanding shares of
      common stock (authorized 170,000,000
      shares)..................................   $        19.52
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $742,260 foreign
      withholding tax).........................   $    55,616,065
    Interest...................................         2,029,036
    Income from securities loaned, net.........           432,635
                                                  ---------------
                                                       58,077,736
                                                  ---------------
  EXPENSES
    Investment advisory fee....................         8,409,886
    Shareholders' reports......................           214,000
    Accounting fees............................            96,000
    Custodian's fees and expenses..............            80,000
    Audit fee and expenses.....................            22,400
    Transfer agent's fees and expenses.........             8,000
    Legal fees and expenses....................             8,000
    Directors' fees............................             4,000
    Miscellaneous..............................            42,368
                                                  ---------------
      Total expenses...........................         8,884,654
    Less: custodian fee credit.................            (4,606)
                                                  ---------------
      Net expenses.............................         8,880,048
                                                  ---------------
  NET INVESTMENT INCOME........................        49,197,688
                                                  ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
      Net realized gain on investments.........       196,991,597
      Net change in unrealized appreciation on
        investments............................         1,676,194
                                                  ---------------
  NET GAIN ON INVESTMENTS......................       198,667,791
                                                  ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................   $   247,865,479
                                                  ===============

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $    49,197,688       $    56,212,487
    Net realized gain on investments........................       196,991,597           129,490,381
    Net change in unrealized appreciation on investments....         1,676,194          (258,928,963)
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................       247,865,479           (73,226,095)
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................       (47,863,180)          (58,670,537)
    Distributions from net realized capital gains...........      (228,772,711)         (129,895,659)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................      (276,635,891)         (188,566,196)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [4,932,597 and 17,968,538
     respectively]..........................................       106,031,268           414,994,376
    Capital stock issued in reinvestment of dividends and
     distributions [14,298,341 and 8,899,832 shares,
     respectively]..........................................       276,635,891           188,566,196
    Capital stock repurchased [(22,475,612) and (10,593,789)
     shares, respectively]..................................      (472,178,202)         (229,203,355)
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     CAPITAL STOCK TRANSACTIONS.............................       (89,511,043)          374,357,217
                                                               ---------------       ---------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...................      (118,281,455)          112,564,926
  NET ASSETS:
    Beginning of year.......................................     2,142,320,815         2,029,755,889
                                                               ---------------       ---------------
    End of year(a)..........................................   $ 2,024,039,360       $ 2,142,320,815
                                                               ===============       ===============
    (a) Includes undistributed net investment income of:....   $     3,322,069       $     1,987,561
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A7

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value
      (cost: $4,885,331,050)...................   $6,235,357,940
    Cash.......................................           58,953
    Interest and dividends receivable..........       11,253,951
    Receivable for captial stock sold..........           94,134
                                                  --------------
      Total Assets.............................    6,246,764,978
                                                  --------------
  LIABILITIES
    Payable to investment adviser..............        6,736,764
    Payable for capital stock repurchased......        2,845,468
    Payable for investments purchased..........        1,326,576
    Accrued expenses...........................          559,649
    Distribution fee payable...................              174
    Administration fee payable.................              105
                                                  --------------
      Total Liabilities........................       11,468,736
                                                  --------------
  NET ASSETS...................................   $6,235,296,242
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $    2,157,333
      Paid-in capital, in excess of par........    4,743,333,540
                                                  --------------
                                                   4,745,490,873
    Undistributed net investment income........        2,943,614
    Accumulated net realized gain on
      investments..............................      136,974,864
    Net unrealized appreciation on investments
      and foreign currencies...................    1,349,886,891
                                                  --------------
    Net assets, December 31, 1999..............   $6,235,296,242
                                                  ==============
  CLASS I:
    Net asset value and redemption price per
      share,
      $6,234,976,708 DIVIDED BY 215,722,265
      outstanding shares of common stock
      (authorized 295,000,000 shares)..........   $        28.90
                                                  ==============
  CLASS II:
    Net asset value and redemption price per
      share, $319,534 DIVIDED BY 11,050
      outstanding shares of common stock
      (authorized 5,000,000 shares)............   $        28.92
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $844,442 foreign
      withholding tax).........................   $   112,553,009
    Interest...................................        24,847,638
                                                  ---------------
                                                      137,400,647
                                                  ---------------
  EXPENSES
    Investment advisory fee....................        28,188,855
    Distribution fee - Class II................               358
    Shareholders' reports......................           694,000
    Custodian's fees and expenses..............           212,000
    Accounting fees............................            92,000
    Audit fee and expenses.....................            50,000
    Legal fees and expenses....................            21,000
    Transfer agent's fees and expenses.........             9,000
    Directors' fees............................             4,000
    Miscellaneous..............................           122,035
                                                  ---------------
      Total expenses...........................        29,393,248
    Less: custodian fee credit.................           (23,473)
                                                  ---------------
      Net expenses.............................        29,369,775
                                                  ---------------
  NET INVESTMENT INCOME........................       108,030,872
                                                  ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on:
      Investments..............................       762,125,712
      Foreign currencies.......................            (2,464)
                                                  ---------------
                                                      762,123,248
                                                  ---------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................      (132,692,386)
      Foreign currencies.......................          (139,868)
                                                  ---------------
                                                     (132,832,254)
                                                  ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................       629,290,994
                                                  ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................   $   737,321,866
                                                  ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                     1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $   108,030,872       $   114,479,882
    Net realized gain on investments and foreign
     currencies.............................................       762,123,248           766,481,591
    Net change in unrealized appreciation (depreciation) on
     investments and foreign currencies.....................      (132,832,254)         (344,074,909)
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....       737,321,866           536,886,564
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income....................      (105,056,328)         (115,394,083)
    Distributions from net realized capital gains...........      (737,934,646)         (684,800,016)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................      (842,990,974)         (800,194,099)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [8,685,422 and 12,676,785 shares,
     respectively]..........................................       269,993,500           418,548,498
    Capital stock issued in reinvestment of dividends and
     distributions [29,304,589 and 27,106,415 shares,
     respectively]..........................................       842,990,974           800,194,099
    Capital stock repurchased [(33,043,224) and (22,886,073)
     shares, respectively]..................................    (1,019,065,758)         (732,368,459)
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................        93,918,716           486,374,138
                                                               ---------------       ---------------
  TOTAL INCREASE (DECREASE)
  IN NET ASSETS.............................................       (11,750,392)          223,066,603
  NET ASSETS:
    Beginning of year.......................................     6,247,046,634         6,023,980,031
                                                               ---------------       ---------------
    End of year(a)..........................................   $ 6,235,296,242       $ 6,247,046,634
                                                               ===============       ===============
    (a) Includes undistributed net investment income of:....   $     2,943,614       $       109,952
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A8

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                         PRUDENTIAL JENNISON PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value
      (cost: $1,878,457,043)...................   $2,770,755,886
    Receivable for capital stock sold..........        3,116,216
    Interest and dividends receivable..........          689,911
                                                  --------------
      Total Assets.............................    2,774,562,013
                                                  --------------
  LIABILITIES
    Payable to investment adviser..............        3,521,607
    Accrued expenses...........................          189,370
    Payable for capital stock repurchased......          183,175
                                                  --------------
      Total Liabilities........................        3,894,152
                                                  --------------
  NET ASSETS...................................   $2,770,667,861
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $      855,320
      Paid-in capital, in excess of par........    1,828,906,678
                                                  --------------
                                                   1,829,761,998
    Accumulated net realized gain on
      investments..............................       48,607,020
    Net unrealized appreciation on
      investments..............................      892,298,843
                                                  --------------
    Net assets, December 31, 1999..............   $2,770,667,861
                                                  ==============
    Net asset value and redemption price per
      share, 85,531,975 outstanding shares of
      common stock (authorized 110,000,000
      shares)..................................   $        32.39
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $51,404 foreign
      withholding tax).........................   $    10,620,507
    Interest...................................         4,147,465
                                                  ---------------
                                                       14,767,972
                                                  ---------------
  EXPENSES
    Investment advisory fee....................        11,126,560
    Shareholders' reports......................           323,000
    Accounting fees............................            83,000
    Custodian's fees and expenses..............            58,000
    Audit fee and expenses.....................            32,000
    Legal fees and expenses....................            10,000
    Transfer agent's fees and expenses.........             8,000
    Directors' fees............................             4,000
    Miscellaneous expenses.....................            33,257
                                                  ---------------
      Total expenses...........................        11,677,817
    Less: custodian fee credit.................           (10,502)
                                                  ---------------
      Net expenses.............................        11,667,315
                                                  ---------------
  NET INVESTMENT INCOME........................         3,100,657
                                                  ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS AND FUTURES
    Net realized gain on:
      Investments..............................       147,436,610
      Futures..................................            98,386
                                                  ---------------
                                                      147,534,996
    Net change in unrealized appreciation on
      investments..............................       574,663,580
                                                  ---------------
  NET GAIN ON INVESTMENTS......................       722,198,576
                                                  ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................   $   725,299,233
                                                  ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                     1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $     3,100,657       $     1,528,070
    Net realized gain on investments........................       147,534,996            24,429,896
    Net change in unrealized appreciation on investments....       574,663,580           237,742,766
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....       725,299,233           263,700,732
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................        (3,100,657)           (1,629,850)
    Distributions from net realized capital gains...........      (109,146,897)          (17,069,906)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................      (112,247,554)          (18,699,756)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [46,076,803 and 30,113,536 shares,
     respectively]..........................................     1,238,109,549           619,908,140
    Capital stock issued in reinvestment of dividends and
     distributions [3,815,423 and 849,914 shares,
     respectively]..........................................       112,247,554            18,699,756
    Capital stock repurchased [(14,500,046) and (8,792,029)
     shares, respectively]..................................      (391,470,256)         (180,816,656)
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................       958,886,847           457,791,240
                                                               ---------------       ---------------
  TOTAL INCREASE IN NET ASSETS..............................     1,571,938,526           702,792,216
  NET ASSETS:
    Beginning of year.......................................     1,198,729,335           495,937,119
                                                               ---------------       ---------------
    End of year.............................................   $ 2,770,667,861       $ 1,198,729,335
                                                               ===============       ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A9

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value
      (cost: $724,163,895).....................   $1,275,662,478
    Foreign currency, at value
      (cost: $36,813,796)......................       36,614,585
    Cash.......................................              698
    Unrealized appreciation on interest rate
      swap.....................................        1,387,252
    Dividends and interest receivable..........          756,583
    Receivable for capital stock sold..........          405,725
                                                  --------------
      Total Assets.............................    1,314,827,321
                                                  --------------
  LIABILITIES
    Payable to investment purchased............       13,386,766
    Payable for investments adviser............        2,083,472
    Payable for capital stock repurchased......          753,737
    Accrued expenses and other liabilities.....          289,258
                                                  --------------
      Total Liabilities........................       16,513,233
                                                  --------------
  NET ASSETS...................................   $1,298,314,088
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $      419,131
      Paid-in capital, in excess of par........      651,981,706
                                                  --------------
                                                     652,400,837
    Distributions in excess of net investment
      income...................................          (31,563)
    Accumulated net realized gain on
      investments..............................       93,212,412
    Net unrealized appreciation on investments
      and foreign currencies...................      552,732,402
                                                  --------------
    Net assets, December 31, 1999..............   $1,298,314,088
                                                  ==============
    Net asset value and redemption price per
      share of 41,913,089 outstanding shares of
      common stock (authorized 70,000,000
      shares)..................................   $        30.98
                                                  ==============

STATEMENT OF OPERATIONS
December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $656,976 foreign
      witholding tax)..........................   $     8,629,752
    Interest...................................         1,625,766
                                                  ---------------
                                                       10,255,518
                                                  ---------------
  EXPENSES
    Investment advisory fee....................         7,287,427
    Custodian's fees and expenses..............           528,000
    Accounting fees............................           178,000
    Shareholders' reports......................            99,000
    Audit fee and expenses.....................            26,000
    Transfer agent's fees and expenses.........             8,000
    Directors' fees............................             4,000
    Miscellaneous..............................             3,240
                                                  ---------------
      Total expenses...........................         8,133,667
    Less: custodian fee credit.................            (3,727)
                                                  ---------------
      Net expenses.............................         8,129,940
                                                  ---------------
  NET INVESTMENT INCOME........................         2,125,578
                                                  ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on:
      Investments..............................       107,213,072
      Foreign currencies.......................        (2,319,994)
      Interest rate swaps......................           996,575
                                                  ---------------
                                                      105,889,653
                                                  ---------------
    Net change in unrealized appreciation on:
      Investments..............................       310,067,546
      Foreign currencies.......................         5,188,274
                                                  ---------------
                                                      315,255,820
                                                  ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................       421,145,473
                                                  ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................   $   423,271,051
                                                  ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                     1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $     2,125,578       $     2,043,217
    Net realized gain on investments and foreign
     currencies.............................................       105,889,653            41,097,089
    Net change in unrealized appreciation on investments and
     foreign currencies.....................................       315,255,820           121,145,340
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....       423,271,051           164,285,646
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................                --            (5,559,015)
    Distributions in excess of net investment income........        (4,140,269)           (4,481,373)
    Distributions from net realized capital gains...........        (7,259,626)          (35,181,433)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................       (11,399,895)          (45,221,821)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [12,980,789 and 9,626,530 shares,
     respectively]..........................................       303,934,195           191,039,953
    Capital stock issued in reinvestment of dividends and
     distributions [520,780 and 2,231,010 shares,
     respectively]..........................................        11,399,895            45,221,821
    Capital stock repurchased [(11,503,347) and (7,562,638)
     shares, respectively]..................................      (273,433,117)         (149,184,992)
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................        41,900,973            87,076,782
                                                               ---------------       ---------------
  TOTAL INCREASE IN NET ASSETS..............................       453,772,129           206,140,607
  NET ASSETS:
    Beginning of year.......................................       844,541,959           638,401,352
                                                               ---------------       ---------------
    End of year.............................................   $ 1,298,314,088       $   844,541,959
                                                               ===============       ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A10

                        THE PRUDENTIAL SERIES FUND, INC.
                            SCHEDULE OF INVESTMENTS
                             MONEY MARKET PORTFOLIO
DECEMBER 31, 1999

                                                                               PRINCIPAL
                                                             INTEREST MATURITY  AMOUNT       VALUE
                                                               RATE     DATE     (000)      (NOTE 2)
                                                             -------- -------- --------- --------------
BANK NOTES -- 16.6%
  Amex Centurion Bank ......................................   4.91%  03/08/00 $   5,000 $    5,000,000
  Amex Centurion Bank(a)....................................   5.19%  07/10/00     6,000      6,000,000
  Banc One Corp.(a).........................................   5.52%  08/17/00     3,100      3,100,000
  Banc One Corp.(a).........................................   5.52%  08/21/00    10,000     10,000,000
  Banc One Corp.(a).........................................   5.57%  10/06/00    14,000     14,003,348
  Comerica Bank N.A.(a).....................................   5.00%  09/01/00     6,000      5,997,188
  Commercial Bank of Detroit ...............................   5.00%  06/13/00    12,000     11,996,544
  FCC National Bank ........................................   5.12%  02/23/00    10,000      9,999,511
  FCC National Bank ........................................   5.14%  03/22/00     5,000      4,999,627
  First Union National Bank ................................   4.95%  03/10/00    20,000     20,000,000
  First Union National Bank(a)..............................   5.29%  07/21/00    24,000     24,000,000
  Ford Motor Credit Corp.(a)................................   5.44%  08/18/00    35,000     34,982,180
  Ford Motor Credit Corp.(a)................................   5.50%  10/02/00    28,000     27,979,453
  Forstal Fund .............................................   6.09%  02/11/00     9,000      8,937,577
  Keybank, N.A.(a)..........................................   5.04%  06/14/00     8,000      7,997,870
  Keybank, N.A.(a)..........................................   5.05%  07/17/00     4,000      4,001,598
  Keybank, N.A.(a)..........................................   5.11%  06/26/00     1,000        999,763
  U.S. Bank, N.A.(a)........................................   5.00%  06/21/00     8,000      7,997,405
  U.S. Bank, N.A.(a)........................................   5.02%  06/26/00    14,000     13,996,664
                                                                                         --------------
                                                                                            221,988,728
                                                                                         --------------
CERTIFICATE OF DEPOSIT-DOMESTIC -- 1.2%
  Morgan Guaranty Trust Co. ................................   5.70%  07/19/00    16,000     16,000,000
                                                                                         --------------
CERTIFICATES OF DEPOSIT-YANKEE -- 13.8%
  Bank of Scotland .........................................   6.02%  02/29/00    26,000     25,998,441
  Barclays Bank PLC ........................................   5.16%  03/31/00    10,000      9,973,542
  Deutsche Bank ............................................   4.98%  02/02/00    10,000      9,999,865
  Deutsche Bank ............................................   5.01%  01/24/00     5,000      4,999,878
  Deutsche Bank ............................................   5.06%  01/18/00    10,000      9,999,746
  National Westminster .....................................   6.10%  11/27/00    50,000     49,905,505
  Rabobank Nederland .......................................   5.66%  07/13/00    34,000     33,992,760
  Royal Bank of Canada .....................................   4.99%  01/31/00    30,000     29,999,288
  UBS, A.G. ................................................   5.29%  05/19/00    10,000      9,997,803
                                                                                         --------------
                                                                                            184,866,828
                                                                                         --------------
COMMERCIAL PAPER -- 54.6%
  Abbey National Treasury Series, PLC(a)....................   5.24%  07/24/00    20,000     19,993,412
  Aon Corp. ................................................   6.10%  02/11/00    10,000      9,930,528
  Aristar, Inc. ............................................   6.13%  03/02/00    10,000      9,896,131
  Aristar, Inc. ............................................   6.15%  01/27/00     7,000      6,968,908
  Aristar, Inc. ............................................   6.25%  01/31/00     6,200      6,167,708
  Asset Securitization Co. .................................   7.00%  02/02/00       500        496,889
  Associates First Capital Corp. ...........................   5.90%  02/18/00     9,000      8,929,200
  Association Corp. of North America(a).....................   5.10%  06/29/00    50,000     49,982,787
  Barton Capital Corp. .....................................   6.20%  01/20/00    17,000     16,944,372
  Barton Capital Corp. .....................................   6.50%  01/28/00     1,600      1,592,200
  Barton Capital Corp. .....................................   6.50%  02/11/00     1,500      1,488,896
  Barton Capital Corp. .....................................   7.05%  01/14/00     4,000      3,989,817
  Blue Ridge Asset Fund. ...................................   6.95%  02/02/00       750        745,367
  Cariplo Finance, Inc. ....................................   6.00%  02/24/00    15,000     14,865,000
  Centric Capital Corp. ....................................   5.60%  01/28/00     4,000      3,983,200
  Centric Capital Corp. ....................................   6.25%  01/11/00    13,300     13,276,910
  Chrysler Financial Corp. .................................   6.38%  01/28/00     9,000      9,008,633
  Commercial Credit Co. ....................................   6.00%  04/15/00    10,000     10,020,536
  Cregem North America .....................................   5.91%  03/30/00    15,000     14,780,838
  Daimler Chrysler(a).......................................   5.06%  07/06/00    29,000     28,980,686
  Daimler Chrysler .........................................   5.76%  03/20/00    17,000     16,785,120

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B1

DECEMBER 31, 1999

                                                                               PRINCIPAL
                                                             INTEREST MATURITY  AMOUNT       VALUE
                                                               RATE     DATE     (000)      (NOTE 2)
                                                             -------- -------- --------- --------------
  Daimler Chrysler .........................................   6.00%  01/28/00 $   9,511 $    9,468,202
  Delaware Funding Corp. ...................................   6.30%  02/24/00     4,000      3,962,200
  Duke Capital Corp. .......................................   7.00%  01/25/00     5,000      4,976,667
  Eaton Corp. ..............................................   6.85%  01/28/00    29,650     29,497,673
  Enterprise Funding Corp. .................................   6.20%  02/11/00     4,549      4,516,879
  Enterprise Funding Corp. .................................   6.25%  02/17/00    15,782     15,653,223
  Enterprise Funding Corp. .................................   6.30%  02/10/00     4,038      4,009,734
  Enterprise Funding Corp. .................................   6.30%  02/11/00     1,386      1,376,056
  Enterprise Funding Corp. .................................   6.55%  02/03/00       917        911,494
  Enterprise Funding Corp. .................................   6.77%  01/26/00     2,242      2,231,460
  Finova Capital Corp. .....................................   6.25%  03/10/00    14,000     13,832,292
  General Electric Capital Corp. ...........................   5.97%  03/10/00    44,000     43,496,530
  General Motors Accept Corp. ..............................   5.76%  02/29/00    30,000     29,716,800
  General Motors Accept Corp. ..............................   5.77%  03/03/00    30,000     29,701,883
  General Motors Accept Corp. ..............................   5.88%  02/10/00     4,000      3,973,867
  General Motors Accept Corp. ..............................   6.20%  02/14/00       806        799,892
  GTE Funding, Inc. ........................................   6.35%  02/22/00     3,140      3,111,199
  GTE Funding, Inc. ........................................   6.45%  02/24/00     1,000        990,325
  Hartford Financial Service Group, Inc. ...................   6.60%  01/28/00     1,700      1,691,585
  ING American Insurance Holdings ..........................   5.90%  02/08/00     2,000      1,987,544
  Intrepid Funding Master ..................................   6.05%  03/20/00     3,173      3,130,874
  Intrepid Funding Master ..................................   6.10%  03/13/00       938        926,556
  Morgan (J.P.) & Co., Inc. ................................   6.10%  03/31/00     7,240      7,129,590
  Morgan (J.P.) & Co., Inc. ................................   6.20%  03/13/00     1,000        987,600
  MCI Worldcom, Inc ........................................   7.10%  01/31/00    10,000      9,940,833
  Merrill Lynch & Co., Inc .................................   5.55%  01/28/00     3,249      3,235,476
  Merrill Lynch & Co., Inc .................................   5.95%  02/29/00     5,000      4,951,243
  Morgan Stanley Dean Witter & Co. .........................   5.98%  02/25/00    21,360     21,164,853
  National Australia Fund ..................................   6.25%  02/09/00     6,600      6,555,312
  Nationwide Building Society ..............................   6.00%  02/04/00    10,000      9,943,333
  Nordbankedn N.A. .........................................   5.76%  02/24/00    17,060     16,912,602
  Old Line Funding Corp. ...................................   6.20%  01/21/00     6,941      6,917,092
  Old Line Funding Corp. ...................................   6.40%  01/25/00    12,000     11,948,800
  Paribas Finance, Inc. ....................................   6.11%  02/22/00    10,000      9,911,744
  PNC Funding Corp. ........................................   5.95%  03/13/00     1,000        988,100
  PNC Student Loan Trust ...................................   5.91%  02/22/00     5,000      4,957,317
  PNC Student Loan Trust ...................................   5.93%  02/18/00     4,000      3,968,373
  Preferred Receivables Funding Corp. ......................   5.50%  01/20/00     2,500      2,492,743
  Preferred Receivables Funding Corp. ......................   6.85%  01/27/00    12,490     12,428,209
  Strategic MM Tr 99-B(a)...................................   5.00%  03/15/00     9,000      9,000,000
  Strategic MM Tr 99-B(a)...................................   6.30%  09/13/00    27,000     27,000,000
  Toronto Dominion Holdings ................................   5.02%  02/04/00     5,000      4,999,865
  Toronto Dominion Holdings ................................   5.12%  02/18/00    10,000      9,999,557
  Triple-A One Plus Funding ................................   7.00%  01/19/00     1,778      1,771,777
  Triple-A One Plus Funding ................................   7.00%  01/20/00     2,795      2,784,674
  Variable Funding Capital(a)...............................   5.50%  03/22/00    18,400     18,400,000
  Wells Fargo & Co. ........................................   5.31%  03/31/00     5,000      4,991,934
  Wells Fargo & Co. ........................................   5.75%  03/10/00    15,000     14,834,688
  Wells Fargo & Co. ........................................   5.75%  03/14/00    40,000     39,533,611
  Wood Street Funding Corp. ................................   7.07%  01/13/00     2,000      1,995,287
                                                                                         --------------
                                                                                            728,534,686
                                                                                         --------------
MEDIUM TERM NOTE -- 0.2%
  Citicorp(a)...............................................   5.21%  08/02/00     2,000      2,000,000
                                                                                         --------------
OTHER CORPORATE OBLIGATIONS -- 13.1%
  Association Corp. of North America .......................   6.00%  06/15/00     5,000      4,998,933
  Centex Home Mortgage(a)...................................   6.61%  10/20/00     5,000      5,000,000
  Chase Manhattan Bank(a)...................................   4.83%  05/25/00    25,000     24,993,632
  Commercial Credit Co. ....................................   5.75%  07/15/00     2,000      1,997,967
  Conseco Financial, Inc.(a)................................   6.62%  01/05/01     9,000      9,000,000
  General Electric Capital Corp. ...........................   6.09%  03/07/00     1,735      1,715,629

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B2

DECEMBER 31, 1999

                                                                               PRINCIPAL
                                                             INTEREST MATURITY  AMOUNT       VALUE
                                                               RATE     DATE     (000)      (NOTE 2)
                                                             -------- -------- --------- --------------
  General Electric Capital Corp.(a).........................   4.95%  05/12/00 $  20,000 $   20,000,000
  Goldman Sachs Group L.P. (a) (b) .........................   5.62%  01/18/00    30,000     30,000,000
  Restructured Asset Securities Enhanced Return(a)..........   5.46%  09/06/00    24,000     24,000,000
  Restructured Asset Securities Enhanced Return(a)..........   5.68%  01/21/00    16,000     16,000,000
  Security Life Denver(a) (b) ..............................   5.07%  04/12/00     2,000      2,000,000
  Short Term Restructured Asset(a)..........................   5.59%  08/18/00    12,000     12,000,000
  Travelers Group, Inc.(a) (b) .............................   5.34%  07/06/00     4,000      4,000,000
  Unifunding, Inc. .........................................   6.05%  01/25/00     5,385      5,363,280
  U.S. Bancorp(a)...........................................   5.48%  09/20/00    14,265     14,259,951
                                                                                         --------------
                                                                                            175,329,392
                                                                                         --------------
TOTAL INVESTMENTS -- 99.5%
  (amortized cost $1,328,719,634; (c))..................................................  1,328,719,634
                                                                                         --------------
ASSETS IN EXCESS OF OTHER LIABILITIES -- 0.5%...........................................      6,754,588
                                                                                         --------------
TOTAL NET ASSETS -- 100.0%.............................................................. $1,335,474,222
                                                                                         ==============

The following abbreviations are used in portfolio descriptions:
  AG       Aktiengesellschaft (German Stock Company)
  PLC      Public Limited Company (British Corporation)

(a) Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 1999.

(b) Indicates a restricted security and deemed illiquid. The aggregate cost and value of restricted securities is $36,000,000 and represents 2.7% of net assets.

(c) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

     The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 1999 was as follows:

Commercial Banks                                                 47.6%
Motor Vehicle Parts                                              14.1%
Asset Backed Securities                                          14.0%
Personal Credit                                                   6.5%
Short-Term Business Credit                                        6.0%
Security Brokers & Dealers                                        4.5%
Bank Holding Company U.S.                                         3.9%
Phone Communications                                              1.0%
Accidental/Health Insurance                                       0.7%
Life Insurance                                                    0.5%
Electrical Services                                               0.4%
Fire Insurance                                                    0.3%
                                                               ------
                                                                 99.5%
Other assets in excess of liabilities                             0.5%
                                                               ------
                                                                100.0%
                                                               ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B3

                           DIVERSIFIED BOND PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 96.8%                                  MOODY'S                             PRINCIPAL
                                                                RATING    INTEREST     MATURITY       AMOUNT       VALUE
LONG-TERM BONDS -- 96.5%                                      (UNAUDITED)  RATE         DATE          (000)      (NOTE 2)
                                                              ----------- ------  ----------------- ---------- --------------
AEROSPACE -- 3.2%
  Boeing Co. ...............................................      Aa3       8.75%     08/15/21      $    6,250 $    6,884,938
  Litton Industries, Inc. ..................................     Baa2       8.00%     10/15/09           4,220      4,202,276
  Northrop-Grumman Corp. ...................................     Baa3      7.875%     03/01/26           3,400      3,189,472
  Raytheon Co. .............................................     Baa1       5.95%     03/15/01           6,500      6,394,245
  Raytheon Co. .............................................     Baa1       6.45%     08/15/02           5,000      4,864,050
  Raytheon Co. .............................................     Baa1       6.50%     07/15/05           4,200      3,977,232
  Rockwell International Corp. .............................      A1        5.20%     01/15/98           6,500      4,151,030
  United Technologies Corp. ................................      A2        7.50%     09/15/29           6,000      5,895,000
                                                                                                               --------------
                                                                                                                   39,558,243
                                                                                                               --------------
AIRLINES -- 2.6%
  Continental Airlines, Inc. ...............................      Aa3      7.461%     04/01/15           5,205      5,012,417
  Continental Airlines, Inc. ...............................      Ba2       8.00%     12/15/05           4,785      4,376,648
  Delta Air Lines, Inc. ....................................     Baa3       7.90%     12/15/09           3,500      3,407,985
  Delta Air Lines, Inc. ....................................      Ba1      9.875%     05/15/00           6,000      6,062,280
  United Airlines, Inc. ....................................     Baa3      10.67%     05/01/04           7,000      7,665,910
  United Airlines, Inc. ....................................     Baa3      11.21%     05/01/14           5,000      6,065,550
                                                                                                               --------------
                                                                                                                   32,590,790
                                                                                                               --------------
ASSET-BACKED SECURITIES -- 2.4%
  Advanta Mortgage Loan Trust, Series 1994-3 ...............      Aaa       8.49%     01/25/26           8,134      8,209,939
  California Infrastructure PG&E, Series 1997-1 ............      NR        6.32%     09/25/05           4,000      3,955,000
  Chase Manhattan Credit Master Trust, Series 1996-3 .......      Aaa       7.04%     02/15/05           6,000      6,013,080
  Citibank Credit Card Master Trust, Series 1999-5 .........      NR        6.10%     05/15/08          12,500     11,768,250
                                                                                                               --------------
                                                                                                                   29,946,269
                                                                                                               --------------
AUTO-CARS & TRUCKS -- 1.5%
  Ford Motor Co. ...........................................      A1       6.375%     02/01/29          10,000      8,395,600
  Ford Motor Co. ...........................................      A1        7.45%     07/16/31           2,300      2,212,692
  Navistar International Corp. .............................      Ba1       7.00%     02/01/03           3,500      3,351,250
  Navistar International Corp. .............................      Ba3       8.00%     02/01/08           4,500      4,275,000
                                                                                                               --------------
                                                                                                                   18,234,542
                                                                                                               --------------
AUTOMOTIVE PARTS -- 1.5%
  Cooper Tire & Rubber, Inc. ...............................      A3        7.75%     12/15/09           2,000      1,958,400
  Lear Corp. ...............................................      Ba1       7.96%     05/15/05           7,590      7,362,300
  TRW, Inc. ................................................     Baa1       6.45%     06/15/01           9,200      9,090,750
  United Rentals, Inc. .....................................      B1        8.80%     08/15/08             920        857,900
                                                                                                               --------------
                                                                                                                   19,269,350
                                                                                                               --------------
BANKS AND SAVINGS & LOANS -- 6.0%
  Banco de Commercio Exterior de Columbia, SA, M.T.N.,
    (Colombia) .............................................     Baa3      8.625%     06/02/00           2,000      1,980,000
  Barclays Bank PLC, (United Kingdom) ......................      Aa3       7.40%     12/15/09           2,000      1,965,400
  Bayerische Landesbank Girozentrale, (Germany) ............      Aaa      5.875%     12/01/08           7,800      6,994,728
  Capital One Bank .........................................     Baa3       7.08%     10/30/01           5,000      4,951,150
  Chase Manhattan Corp. ....................................      A1        7.00%     11/15/09           5,000      4,810,750
  Compass Bancshares, Inc. .................................      A1        8.10%     08/15/09           4,800      4,787,040
  Dresdner Funding Trust ...................................      Aa2      8.151%     06/30/31          13,100     12,489,540
  Hypovereinsbank ..........................................      Aa3      8.741%     06/30/31           1,500      1,498,050
  International Bank for Reconstruction & Development,
    (Supranational).........................................      Aaa     12.375%     10/15/02             750        855,772
  Kansallis-Osake Pankki, (Finland) ........................     Baa1      10.00%     05/01/02           5,000      5,279,550
  KBC Bank Funding .........................................      A1        9.86%     11/29/49           5,000      5,185,500
  Keycorp Capital, Inc. ....................................      A1        7.75%     07/15/29           2,800      2,604,000
  National Australia Bank, (Australia) .....................      A1        6.40%     12/10/07           3,700      3,687,790
  Sanwa Finance Aruba A.E.C. ...............................      A3        8.35%     07/15/09           4,640      4,675,264
  Sovereign Bancorp ........................................      Ba3      10.25%     05/15/04           1,325      1,335,467
  Sovereign Bancorp ........................................      Ba3      10.50%     11/15/06           2,295      2,340,900
  Washington Mutual, Inc. ..................................      A3        7.50%     08/15/06          10,000      9,892,500
                                                                                                               --------------
                                                                                                                   75,333,401
                                                                                                               --------------
CABLE & PAY TELEVISION SYSTEMS -- 2.8%
  British Sky Broadcasting, Inc. ...........................     Baa2      6.875%     02/23/09           7,800      6,852,300
  Cable & Wire Communications PLC (United Kingdom) .........     Baa1       6.75%     12/01/08           1,650      1,624,029

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B4

DECEMBER 31, 1999

                                                                MOODY'S                             PRINCIPAL
                                                                RATING    INTEREST     MATURITY       AMOUNT       VALUE
LONG-TERM BONDS (CONTINUED)                                   (UNAUDITED)  RATE         DATE          (000)      (NOTE 2)
                                                              ----------- ------  ----------------- ---------- --------------
CABLE & PAY TELEVISION SYSTEMS (CONT'D.)
  Cox Communications, Inc. .................................     Baa2      7.875%     08/15/09      $    2,400 $    2,432,880
  Cox Enterprises, Inc. ....................................     Baa1      6.625%     06/14/02           3,200      3,153,696
  CSC Holdings, Inc. .......................................      Ba2       7.25%     07/15/08           3,400      3,206,064
  CSC Holdings, Inc. .......................................      Ba2      7.875%     12/15/07           1,900      1,865,192
  Rogers Cablesystems, Inc., (Canada) ......................      Ba3      10.00%     03/15/05           4,000      4,280,000
  Tele-Communications, Inc. ................................      Ba1       6.34%     02/01/02           3,500      3,466,190
  Tele-Communications, Inc. ................................     Baa3     10.125%     04/15/22           6,300      7,850,934
                                                                                                               --------------
                                                                                                                   34,731,285
                                                                                                               --------------
CHEMICALS -- 0.6%
  ICI Wilmington, Inc. .....................................     Baa1       9.50%     11/15/00           3,500      3,567,655
  Lyondell Chemical ........................................      NR       9.625%     05/01/07           1,760      1,799,600
  Rohm & Haas Co. ..........................................      A3        6.95%     07/15/04           2,800      2,764,356
                                                                                                               --------------
                                                                                                                    8,131,611
                                                                                                               --------------
COMPUTERS -- 0.9%
  International Business Machine Corp. .....................      A1        5.50%     01/15/09           5,000      4,422,000
  International Business Machine Corp. .....................      A1       5.625%     04/12/04           3,000      2,834,340
  Unisys Corp. .............................................      Ba1      12.00%     04/15/03           3,220      3,429,300
                                                                                                               --------------
                                                                                                                   10,685,640
                                                                                                               --------------
CONSUMER PRODUCTS -- 0.4%
  Fortune Brands ...........................................      A2       7.125%     11/01/04           5,000      4,930,450
                                                                                                               --------------
DIVERSIFIED CONSUMER PRODUCT -- 0.3%
  Owens-Illinois, Inc. .....................................      Ba1       7.50%     05/15/10           5,000      4,396,100
                                                                                                               --------------
DIVERSIFIED OPERATIONS -- 1.1%
  Tyco International Ltd. ..................................     Baa1      6.875%     01/15/29           3,350      2,847,064
  Tyco International Ltd. ..................................     Baa1       7.00%     06/15/28           1,350      1,168,236
  Xerox Cap Europe PLC .....................................      A2        5.75%     05/15/02          10,000      9,655,000
                                                                                                               --------------
                                                                                                                   13,670,300
                                                                                                               --------------
DRUGS & MEDICAL SUPPLIES -- 0.3%
  Mallinckrodt, Inc. .......................................     Baa2       6.30%     03/15/01           3,500      3,421,250
                                                                                                               --------------
FINANCIAL SERVICES -- 8.4%
  Arkwright Corp. ..........................................     Baa3      9.625%     08/15/26           5,000      4,899,000
  Bombardier Capital, Inc. M.T.N. ..........................      A3        7.30%     12/15/02           5,000      4,980,000
  Calair Capital Corp. .....................................      Ba2      8.125%     04/01/08           3,000      2,640,000
  Capital One Financial Corp. ..............................      Ba1       7.25%     05/01/06           4,200      3,969,000
  Chrysler Financial Corp. .................................      A1        5.25%     10/22/01          10,400     10,114,312
  Comdisco, Inc. ...........................................     Baa1       6.32%     11/27/00          10,000      9,932,000
  Ford Motor Credit Co. ....................................      A1        5.75%     01/25/01           4,000      3,955,480
  Ford Motor Credit Co. ....................................      A1       7.375%     10/28/09           1,600      1,584,000
  Gatx Capital Corp. .......................................     Baa2       7.75%     12/01/06           5,000      4,955,350
  General Motors Acceptance Corp. ..........................      A2        5.75%     11/10/03          10,000      9,521,600
  Heller Financial, Inc. ...................................      A3        6.00%     03/19/04           2,900      2,753,637
  HVB Funding Trust ........................................      Aa3       9.00%     10/22/31           6,000      6,153,000
  International Lease Finance Corp. ........................      A1        5.90%     03/12/03          16,000     15,393,600
  MBNA Corp. ...............................................      Aaa       5.90%     08/15/11          17,900     16,226,028
  RBF Finance Co. ..........................................      Ba3     11.375%     03/15/09             450        483,750
  The CIT Group, Inc. ......................................      Aa3       5.50%     10/15/01           8,045      7,865,275
                                                                                                               --------------
                                                                                                                  105,426,032
                                                                                                               --------------
FOOD & BEVERAGE -- 0.8%
  Archer-Daniels Midland Co. ...............................      Aa3      6.625%     05/01/29           4,700      3,998,431
  Coca-Cola Bottling Co. ...................................     Baa2      6.375%     05/01/09           2,200      1,981,760
  Coca-Cola Enterprises, Inc. ..............................      A2       7.125%     09/30/09           3,300      3,237,300
  Embotelladora Andina S.A., (Chile) .......................     Baa1      7.875%     10/01/97           1,250        961,131
                                                                                                               --------------
                                                                                                                   10,178,622
                                                                                                               --------------
FOREST PRODUCTS -- 1.8%
  Abitibi-Consolidated, Inc. ...............................     Baa3       8.50%     08/01/29           2,250      2,168,977
  Fort James Corp. .........................................     Baa3      6.234%     03/15/11           5,000      4,948,200
  Georgia-Pacific Corp. ....................................     Baa2       7.75%     11/15/29             895        852,881

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B5

DECEMBER 31, 1999

                                                                MOODY'S                             PRINCIPAL
                                                                RATING    INTEREST     MATURITY       AMOUNT       VALUE
LONG-TERM BONDS (CONTINUED)                                   (UNAUDITED)  RATE         DATE          (000)      (NOTE 2)
                                                              ----------- ------  ----------------- ---------- --------------
FOREST PRODUCTS (CONT'D.)
  Scotia Pacific Co. .......................................      NR        7.71%     01/20/14      $   12,200 $    9,150,000
  Westvaco Corp. ...........................................      A1        9.75%     06/15/20           5,000      5,855,500
                                                                                                               --------------
                                                                                                                   22,975,558
                                                                                                               --------------
HOSPITAL MANAGEMENT -- 0.3%
  Columbia/HCA Healthcare Corp. ............................      Ba2       6.91%     06/15/05           2,435      2,228,025
  Tenet Healthcare Corp. ...................................      Ba1      7.875%     01/15/03           1,825      1,770,250
                                                                                                               --------------
                                                                                                                    3,998,275
                                                                                                               --------------
INDUSTRIAL -- 0.2%
  Compania Sud Americana de Vapores, SA, (Chile) ...........      Baa      7.375%     12/08/03           2,000      1,905,140
                                                                                                               --------------
INSURANCE -- 2.3%
  Allstate Corp. ...........................................      A1        7.20%     12/01/09             900        874,971
  Conseco, Inc. ............................................      Ba1       8.50%     10/15/02           6,875      6,963,000
  Conseco, Inc. ............................................      Ba2      8.796%     04/01/27          10,100      9,167,669
  Nationwide CSN Trust .....................................      Aa3      9.875%     02/15/25           5,000      5,094,650
  Reliastar Financial Corp. ................................      A3       6.625%     09/15/03           5,000      4,855,000
  Royal & Sun Alliance Insurance Group PLC .................      A1        8.95%     10/15/29           2,300      2,349,680
                                                                                                               --------------
                                                                                                                   29,304,970
                                                                                                               --------------
INVESTMENT BANKERS -- 5.3%
  Bear Stearns & Co. .......................................      A2       7.625%     12/07/09           4,675      4,590,476
  Goldman Sachs Group, Inc. ................................      A1        5.56%     01/11/01           4,750      4,693,760
  Lehman Brothers Holdings, Inc. ...........................     Baa1      6.375%     03/15/01           1,150      1,140,282
  Lehman Brothers Holdings, Inc. ...........................     Baa1      6.625%     04/01/04          13,245     12,821,690
  Lehman Brothers Holdings, Inc. ...........................     Baa1      6.625%     02/05/06           4,585      4,331,725
  Merrill Lynch, Pierce, Fenner & Smith, Inc. ..............      Aa3      5.665%     06/24/03          15,000     14,955,000
  Morgan Stanley Dean Witter & Co. M.T.N. ..................      Aa3      5.625%     04/12/02           5,450      5,276,690
  Morgan Stanley Dean Witter & Co. .........................      Aa3      7.125%     01/15/03           2,830      2,827,764
  PaineWebber Group, Inc. ..................................     Baa1       6.45%     12/01/03           5,000      4,807,400
  Salomon, Inc., M.T.N. ....................................      Aa3       6.59%     02/21/01           3,500      3,485,790
  Salomon, Inc. ............................................      Aa3       6.65%     07/15/01           7,000      6,961,360
  Salomon, Inc., M.T.N. ....................................      Aa3       7.25%     05/01/01           1,100      1,103,487
                                                                                                               --------------
                                                                                                                   66,995,424
                                                                                                               --------------
LEISURE -- 2.2%
  Harrahs Operating Co., Inc. ..............................      Ba2      7.875%     12/15/05             290        282,750
  HMH Properties ...........................................      Ba2      7.875%     08/01/05           1,970      1,817,325
  ITT Corp. ................................................     Baa2       6.25%     11/15/00           4,250      4,167,252
  ITT Corp. ................................................     Baa2       6.75%     11/15/03           7,000      6,511,610
  Marriott International ...................................     Baa1      7.875%     09/15/09             325        319,885
  Park Place Entertainment .................................      Ba2      7.875%     12/15/05           2,265      2,163,075
  Royal Caribbean Cruises Ltd. .............................     Baa3       7.00%     10/15/07           8,000      7,527,200
  Royal Caribbean Cruises Ltd. .............................     Baa3       7.25%     08/15/06           5,000      4,820,450
                                                                                                               --------------
                                                                                                                   27,609,547
                                                                                                               --------------
MEDIA -- 4.9%
  Liberty Media Group ......................................     Baa3      7.875%     07/15/09           1,600      1,593,760
  Liberty Media Group ......................................     Baa3       8.50%     07/15/29           2,800      2,898,000
  News America Holding, Inc. ...............................     Baa3      6.703%     05/21/04          22,000     21,011,540
  Paramount Communications, Inc. ...........................      Ba2       7.50%     01/15/02           5,000      5,010,850
  Seagram (J.) & Sons ......................................     Baa3       5.79%     04/15/01          11,500     11,249,300
  Turner Broadcasting System, Inc. .........................      Ba1       7.40%     02/01/04          13,500     13,409,010
  United News & Media PLC ..................................     Baa2       7.25%     07/01/04           2,000      1,920,800
  United News & Media PLC ..................................     Baa2       7.75%     07/01/09           1,000        961,880
  World Color Press, Inc. ..................................      B1        7.75%     02/15/09           2,075      1,981,625
  World Color Press, Inc. ..................................      B1       8.375%     11/15/08           1,000        977,500
                                                                                                               --------------
                                                                                                                   61,014,265
                                                                                                               --------------
OIL & GAS -- 2.7%
  Amerada Hess Corp. .......................................     Baa1      7.375%     10/01/09             600        585,546
  Amerada Hess Corp. .......................................     Baa1      7.875%     10/01/29           1,600      1,560,480

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B6

DECEMBER 31, 1999

                                                                MOODY'S                             PRINCIPAL
                                                                RATING    INTEREST     MATURITY       AMOUNT       VALUE
LONG-TERM BONDS (CONTINUED)                                   (UNAUDITED)  RATE         DATE          (000)      (NOTE 2)
                                                              ----------- ------  ----------------- ---------- --------------
OIL & GAS (CONT'D.)
  Atlantic Richfield Co. ...................................      A2        5.55%     04/15/03      $    3,700 $    3,547,116
  Atlantic Richfield Co. ...................................      A2        5.90%     04/15/09           6,770      6,143,030
  B.J. Services Co. ........................................      Ba1       7.00%     02/01/06           5,000      4,731,700
  EOTT Energy Partners, L.P. ...............................      Ba2      11.00%     10/01/09           1,960      2,038,400
  K N Energy, Inc., ........................................     Baa2       6.30%     03/01/21          15,000     14,844,000
                                                                                                               --------------
                                                                                                                   33,450,272
                                                                                                               --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.4%
  Parker & Parsley Petroleum Co. ...........................      Ba2      8.875%     04/15/05           1,505      1,497,159
  Seagull Energy Corp. .....................................      Ba1      7.875%     08/01/03           1,830      1,788,825
  Union Pacific Resources ..................................     Baa3       7.95%     04/15/29           2,100      2,038,491
                                                                                                               --------------
                                                                                                                    5,324,475
                                                                                                               --------------
RAILROADS -- 1.2%
  Burlington Northern Santa Fe Corp. .......................     Baa2       6.05%     03/15/01           8,000      7,906,160
  Norfolk Southern Corp. ...................................     Baa1      6.875%     05/01/01           4,500      4,488,570
  Norfolk Southern Corp. ...................................     Baa1       6.95%     05/01/02           1,650      1,642,872
  Union Pacific Corp. ......................................     Baa3      7.375%     09/15/09           1,700      1,663,637
                                                                                                               --------------
                                                                                                                   15,701,239
                                                                                                               --------------
REAL ESTATE INVESTMENT TRUST -- 2.4%
  Camden Property Trust ....................................     Baa2       7.23%     10/30/00           5,000      4,981,500
  Equity Residential Properties Trust ......................      A3        6.15%     09/15/00          15,000     14,877,000
  ERP Operating, L.P. ......................................      A3        6.63%     04/13/05           3,900      3,654,846
  ERP Operating, L.P. ......................................      A3        7.10%     06/23/04           1,500      1,465,695
  HRPT Properties Trust ....................................     Baa2      7.426%     07/09/00           5,000      4,971,000
                                                                                                               --------------
                                                                                                                   29,950,041
                                                                                                               --------------
RETAIL -- 3.9%
  Dayton-Hudson Corp. ......................................      A3        6.40%     02/15/03           8,250      8,072,790
  Federated Department Stores, Inc. ........................      Ba1      8.125%     10/15/02           5,250      5,334,315
  Federated Department Stores, Inc. ........................      Ba1       8.50%     06/15/03          10,200     10,482,438
  Kmart Corp. ..............................................      Ba2       9.78%     01/05/20           3,850      3,951,063
  Kroger Co., (The) ........................................     Baa3       6.34%     06/01/01           6,500      6,426,875
  Kroger Co., (The) ........................................     Baa3      6.375%     03/01/08           6,600      6,009,960
  Kroger Co., (The) ........................................     Baa3       7.25%     06/01/09           3,800      3,648,000
  Kroger Co., (The) ........................................     Baa3       7.70%     06/01/29             960        907,200
  Saks, Inc. ...............................................     Baa3       8.25%     11/15/08           3,625      3,526,763
                                                                                                               --------------
                                                                                                                   48,359,404
                                                                                                               --------------
TELECOMMUNICATIONS -- 7.6%
  AT&T Canada, Inc., (Canada) ..............................     Baa3       7.65%     09/15/06           1,600      1,592,016
  Electric Lightwave, Inc. .................................      A2        6.05%     05/15/04           3,300      3,114,672
  Global Crossing Holdings, Ltd. ...........................      Ba2      9.125%     11/15/06           4,400      4,350,500
  GTE Corp. ................................................     Baa1      9.375%     12/01/00           6,250      6,400,438
  LCI International, Inc. ..................................      Ba1       7.25%     06/15/07          10,125      9,734,884
  Lucent Technologies, Inc. ................................      A2        6.45%     03/15/29           9,500      8,269,655
  Qwest Communications International, Inc. .................      Ba1       7.50%     11/01/08           4,000      3,910,000
  Rogers Cantel, Inc. ......................................      Ba3      9.375%     06/01/08           2,350      2,444,000
  Sprint Corp. .............................................     Baa1       5.70%     11/15/03          17,000     16,130,450
  Sprint Corp. .............................................     Baa1      6.875%     11/15/28           2,500      2,221,775
  Telecom De Puerto Rico ...................................     Baa2       6.65%     05/15/06           6,800      6,451,772
  Telecom De Puerto Rico ...................................     Baa2       6.80%     05/15/09           5,700      5,198,001
  US West, Inc. ............................................     Baa1      6.875%     08/15/01           5,000      4,979,000
  Williams Communications Group, Inc. ......................      B2       10.70%     10/01/07           2,000      2,100,000
  Williams Communications Group, Inc. ......................      B2      10.875%     10/01/09             680        711,450
  Worldcom, Inc. ...........................................     Baa2      6.125%     08/15/01           8,300      8,210,277
  Worldcom, Inc. ...........................................     Baa2       6.95%     08/15/28           9,900      8,988,804
                                                                                                               --------------
                                                                                                                   94,807,694
                                                                                                               --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B7

DECEMBER 31, 1999

                                                                MOODY'S                             PRINCIPAL
                                                                RATING    INTEREST     MATURITY       AMOUNT       VALUE
LONG-TERM BONDS (CONTINUED)                                   (UNAUDITED)  RATE         DATE          (000)      (NOTE 2)
                                                              ----------- ------  ----------------- ---------- --------------
UTILITIES -- 10.8%
  AES Corp. ................................................      Ba1       9.50%     06/01/09      $    4,905 $    5,003,100
  Arkla, Inc., M.T.N. ......................................      Ba2       9.32%     12/18/00           2,000      2,040,320
  Calenergy Co., Inc. ......................................      Ba1       6.96%     09/15/03           8,000      7,819,200
  Calenergy Co., Inc. ......................................      Ba1       7.23%     09/15/05           5,000      4,872,150
  Calpine Corp. ............................................      Ba1      10.50%     05/15/06           4,060      4,263,000
  CMS Energy Corp. .........................................      Ba3       6.75%     01/15/04           4,500      4,218,750
  CMS Energy Corp. .........................................      Ba3       8.00%     07/01/01           4,500      4,457,700
  Cogentrix Energy, Inc. ...................................      Ba1       8.75%     10/15/08          10,000      9,700,000
  Commonwealth Edison Co. ..................................     Baa3      7.625%     01/15/07           7,525      7,478,044
  Connecticut Light & Power Company ........................      Ba2       7.75%     06/01/02           5,685      5,754,698
  Edison Mission Energy ....................................      A3        7.73%     06/15/09           3,200      3,187,104
  El Paso Electric Company .................................      Ba2       7.75%     05/01/01           5,850      5,876,384
  El Paso Electric Company .................................      Ba3       9.40%     05/01/11           4,000      4,275,040
  El Paso Energy Corp. .....................................     Baa2      6.625%     07/15/01           3,800      3,769,866
  Hydro-Quebec .............................................      A2        7.50%     04/01/16           1,850      1,809,504
  Illinois Power Co. .......................................      Aaa       5.38%     06/25/07          15,000     14,015,550
  Niagara Mohawk Power .....................................      Ba3      6.875%     04/01/03           4,000      3,971,960
  Niagara Mohawk Power .....................................      Ba2      7.375%     08/01/03           8,000      8,000,800
  Niagara Mohawk Power .....................................     Baa2       8.00%     06/01/04           5,000      5,097,550
  Osprey Trust .............................................     Baa3       8.31%     01/15/03          12,000     11,937,000
  PSEG Energy Holdings, Inc. ...............................      Ba1      10.00%     10/01/09           2,230      2,202,125
  Sonat, Inc. ..............................................     Baa1      7.625%     07/15/11           5,100      5,002,845
  Texas Utilities ..........................................     Baa3       5.94%     10/15/01          10,000      9,830,200
  Utilicorp United, Inc. ...................................     Baa3       7.00%     07/15/04           1,280      1,236,147
                                                                                                               --------------
                                                                                                                  135,819,037
                                                                                                               --------------
WASTE MANAGEMENT -- 0.6%
  Allied Waste Industries, Inc. ............................      Ba2      7.625%     01/01/06           1,575      1,417,500
  USA Waste Service ........................................     Baa3      6.125%     07/15/01           7,000      6,662,250
                                                                                                               --------------
                                                                                                                    8,079,750
                                                                                                               --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 10.1%
  Resolution Funding Corp. .................................                Zero      10/15/15          17,100      5,693,958
  Resolution Funding Corp. .................................               8.125%     10/15/19             700        776,559
  Resolution Funding Corp. .................................               8.625%     01/15/21             200        233,500
  United States Treasury Bond ..............................                5.25%     02/15/29           1,000        826,870
  United States Treasury Bond(b)............................               8.125%     08/15/21          66,700     76,496,229
  United States Treasury Note ..............................                Zero      05/15/20          36,500      9,177,925
  United States Treasury Note ..............................                5.50%     01/31/03           2,500      2,442,575
  United States Treasury Note ..............................                6.00%     08/15/09          12,187     11,806,156
  United States Treasury Note ..............................                6.50% 05/15/05-10/15/06      9,965      9,952,734
  United States Treasury Note ..............................                6.75%     08/15/26           9,800      9,845,962
                                                                                                               --------------
                                                                                                                  127,252,468
                                                                                                               --------------
U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES -- 2.0%
  Federal National Mortgage Association ....................                6.50%     01/01/15          20,000     19,400,000
  Federal National Mortgage Association ....................                9.00% 10/01/16-09/01/21        267        275,901
  Government National Mortgage Association .................                7.50% 5/20/02-02/15/26       5,254      5,203,313
                                                                                                               --------------
                                                                                                                   24,879,214
                                                                                                               --------------
FOREIGN GOVERNMENT BONDS -- 5.0%
  Junta De Andaluci, (Spain) ...............................      Aa3       7.25%     10/01/29             540        514,728
  Province of Saskatchewan, (Canada) .......................      A2       9.125%     02/15/21           3,000      3,456,720

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B8

DECEMBER 31, 1999

                                                                MOODY'S                             PRINCIPAL
                                                                RATING    INTEREST     MATURITY       AMOUNT       VALUE
LONG-TERM BONDS (CONTINUED)                                   (UNAUDITED)  RATE         DATE          (000)       (NOTE 2)
                                                              ----------- ------  ----------------- ---------- --------------
FOREIGN GOVERNMENT BONDS (CONT'D.)
  Quebec Province, (Canada) ................................      A1        7.50%     07/15/23      $    6,825 $    6,654,716
  Quebec Province, (Canada) ................................      NR        7.50%     09/15/29           2,500      2,459,000
  Republic Of Argentina, (Argentina) .......................      BBB       Zero      10/15/01           5,000      4,187,500
  Republic Of Columbia, (Columbia) .........................     Baa3       9.75%     04/23/09           2,700      2,504,250
  Republic of Mexico, (Mexico) .............................      Ba2      6.836%     12/31/19           5,900      5,538,625
  Republic of Mexico, (Mexico) .............................      Ba2      6.933%     12/31/19           2,100      1,971,375
  Republic of Mexico, (Mexico) .............................      Ba2      6.943%     12/31/19           4,200      3,942,750
  Republic of Panama, (Panama) .............................      Ba1       4.25%     07/17/14           6,600      5,181,000
  Republic of Panama, (Panama) .............................      NR       7.875%     02/13/02           8,000      7,720,000
  Republic Of Philippines, (Philippines) ...................      Ba1      8.875%     04/15/08           3,200      3,120,000
  Republic of Poland, (Poland) .............................     Baa3       4.00%     10/27/24           7,500      4,950,000
  United Mexican States, (Mexico) ..........................      NR      10.375%     02/17/09           9,500     10,070,000
                                                                                                               --------------
                                                                                                                   62,270,664
                                                                                                               --------------
TOTAL LONG-TERM BONDS
  (cost $1,253,556,114).......................................................................................  1,210,201,322
                                                                                                               --------------
                                                                                                      SHARES
                                                                                                    ----------
PREFERRED STOCK -- 0.3%
  Centaur Funding (cost $4,323,180) ...............................................................     27,000      3,922,074
                                                                                                               --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,257,879,294).......................................................................................  1,214,123,396
                                                                                                               --------------
SHORT-TERM INVESTMENTS -- 3.1%
WARRANT -- 0.0% (A)
                                                                                                      UNITS
                                                                                                    ----------
  Mexico Vrr Debenture, expiring 06/30/03
    (cost $0) ..................................................................................... 18,766,000              2
                                                                                                               --------------
                                                                                                    PRINCIPAL
                                                                                                      AMOUNT
                                                                                                      (000)
                                                                                                    ----------
REPURCHASE AGREEMENT -- 3.1%
  Joint Repurchase Agreement Account (Note 5)............................  2.875%     01/03/00      $   39,380     39,380,000
                                                                                                               --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $39,380,000)..........................................................................................     39,380,002
                                                                                                               --------------
TOTAL INVESTMENTS -- 99.9%
  (cost $1,297,259,294; Note 6)...............................................................................  1,253,503,398
VARIATION MARGIN ON OPEN FUTURES CONTRACTS -- (C).............................................................        (75,125)
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1%.................................................................        403,677
                                                                                                               --------------
NET ASSETS -- 100.0%.......................................................................................... $1,253,831,950
                                                                                                               ==============

The following abbreviations are used in portfolio descriptions:
  L.P.     Limited Partnership
  M.T.N.   Medium Term Note
  PLC      Public Limited Company (British Corporation)
  SA       Sociedad Anonime (Spanish Corporation) or Societe Anonyme
           (French Corp.)
  NR       Note Rated by Moody's or Standard & Poors

(a)  Such represents less than 0.05%.

(b) Security, or a portion thereof, segregated as collateral for futures contracts.

(c) Open futures contracts as of December 31, 1999 are as follows:

NUMBER OF                                   EXPIRATION   VALUE AT          VALUE AT        APPRECIATION/
CONTRACTS                     TYPE             DATE     TRADE DATE    DECEMBER 31, 1999    DEPRECIATION
Long Position:
186                    U.S. Treasury Bond    Mar 00     $17,565,375       $16,914,375        $(651,000)
Short Position:
44                     U.S. Treasury Notes   Mar 00       4,321,969         4,217,813          104,156
                                                                                             ---------
                                                                                             $(546,844)
                                                                                             =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B9

                        CONSERVATIVE BALANCED PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 91.8%

                                 MOODY'S     PRINCIPAL
LONG-TERM                        RATING       AMOUNT         VALUE
BONDS -- 49.3%                 (UNAUDITED)     (000)         (000)
                               -----------   ---------   --------------
AEROSPACE -- 0.8%
  Litton Industries, Inc.,
    8.00%, 10/15/09 .........     Baa2       $   3,300   $    3,286,140
  Lockheed Martin Corp.,
    6.85%, 05/15/01 .........      A3            1,900        1,886,928
  Northrop-Grumman Corp.,
    7.875%, 03/01/26 ........     Baa3           4,500        4,221,360
  Raytheon Co.,
    5.95%, 03/15/01 .........     Baa1          26,900       26,462,337
                                                         --------------
                                                             35,856,765
                                                         --------------
AIRLINES -- 3.2%
  Continental Airlines, Inc.,
    7.461%, 04/01/15 ........      Aa3          11,641       11,209,589
    8.00%, 12/15/05 .........      Ba2           4,530        4,143,410
  Delta Air Lines, Inc.,
    7.90%, 12/15/09(b) ......     Baa3          47,300       46,056,483
    8.30%, 12/15/29 .........     Baa3           4,000        3,849,320
  United Airlines, Inc.,
    10.67%, 05/01/04 ........     Baa3          46,865       51,323,267
    11.21%, 05/01/14 ........     Baa3          18,433       22,361,257
                                                         --------------
                                                            138,943,326
                                                         --------------
ASSET-BACKED SECURITIES -- 2.1%
  California Infrastructure,
    6.14%, 03/25/02 .........      Aaa           1,091        1,080,166
    6.17%, 03/25/03 .........      Aaa           2,000        1,989,840
    6.28%, 09/25/05 .........      Aaa           7,000        6,861,960
  Chase Manhattan Credit
    Master Trust, Series
    1996-3,
    7.04%, 02/15/05 .........      Aaa          15,000       15,032,700
  Citibank Credit Card Master
    Trust, Series 1999-5,
    6.10%, 05/15/08 .........      NR           56,500       53,192,490
  Standard Credit Card Master
    Trust,
    5.95%, 10/07/04 .........      Aaa           4,650        4,482,879
  Team Fleet Financing Corp.,
    7.35%, 05/15/03 .........      Aa2          11,000       10,961,500
                                                         --------------
                                                             93,601,535
                                                         --------------
AUTO-CARS & TRUCKS -- 1.5%
  Ford Motor Co.,
    6.375%, 02/01/29 ........      A1           16,000       13,432,960
    7.45%, 07/16/31(b) ......      A1            2,900        2,789,916
  Lear Corp.,
    7.96%, 05/15/05 .........      Ba1          10,325       10,015,250
    8.25%, 02/01/02 .........      B2            4,710        4,615,800
  TRW, Inc.,
    6.45%, 06/15/01 .........     Baa1          35,300       34,880,812
  United Rentals, Inc.,
    8.80%, 08/15/08 .........      B1            1,435        1,338,137
                                                         --------------
                                                             67,072,875
                                                         --------------
BANKS AND SAVINGS & LOANS -- 4.0%
  Bank of Nova Scotia
    (Canada),
    6.50%, 07/15/07 .........      A1            7,200        7,083,000
  Barclays Bank PLC, (United
    Kingdom),
    7.40%, 12/15/09 .........      Aa3           2,500        2,456,750
  Bayerische Landesbank
    Girozentrale, (Germany),
    5.875%, 12/01/08 ........      Aaa           7,800        6,994,728
                                 MOODY'S     PRINCIPAL
                                 RATING       AMOUNT         VALUE
LONG-TERM                      (UNAUDITED)     (000)         (000)
BONDS (CONTINUED)              -----------   ---------   --------------
BANKS AND SAVINGS & LOANS (CONT'D.)
Capital One Bank,
    6.76%, 07/23/02 .........     Baa2       $   2,500   $    2,441,200
    6.97%, 02/04/02 .........     Baa3          25,000       24,606,000
    7.08%, 10/30/01 .........     Baa3          19,000       18,814,370
  Chase Manhattan Corp.,
    7.00%, 11/15/09(b) ......      A1            2,500        2,405,375
  Compass Bancshares, Inc.,
    8.10%, 08/15/09 .........      A1            3,900        3,889,470
  Dresdner Funding Trust,
    8.151%, 06/30/31 ........      Aa2          18,200       17,351,880
  Hypovereinsbank,
    8.741%, 06/30/31(b) .....      Aa3           1,800        1,797,660
  Key Bank NA,
    5.80%, 04/01/04 .........      Aa3          30,000       28,401,600
  Keycorp Capital, Inc.,
    7.75%, 07/15/29(b) ......      A1            5,050        4,696,500
  National Australia Bank,
    6.40%, 12/10/07 .........      A1           14,000       13,953,800
  Sanwa Finance Aruba A.E.C.,
    8.35%, 07/15/09 .........      A3            9,600        9,672,960
  Sovereign Bancorp,
    10.25%, 05/15/04 ........      Ba3           1,030        1,038,137
    10.50%, 11/15/06 ........      Ba3           1,780        1,815,600
  Sovereign Bancorp, Sr.
    Notes,
    6.625%, 03/15/01 ........      Ba3           4,000        3,870,000
  Washington Mutual, Inc.,
    8.25%, 10/01/02 .........      A3            7,800        7,944,066
  Washington Mutual, Inc.,
    7.50%, 08/15/06 .........      A3           12,000       11,871,000
                                                         --------------
                                                            171,104,096
                                                         --------------
BUILDING PRODUCTS -- 0.4%
  Hanson Overseas B.V.,
    7.375%, 01/15/03 ........      A3           16,751       16,801,085
                                                         --------------
CABLE & PAY TELEVISION SYSTEMS -- 1.6%
  British Sky Broadcasting,
    Inc.,
    6.875%, 02/23/09 ........     Baa2          12,200       10,717,700
  Cable & Wire Communications
    PLC (United Kingdom),
    6.75%, 12/01/08 .........     Baa1           4,200        4,133,892
  Cox Communications, Inc.,
    6.94%, 10/01/01 .........     Baa2           4,000        3,982,960
    7.875%, 08/15/09 ........     Baa2           5,000        5,068,500
  CSC Holdings, Inc.,
    7.25%, 07/15/08 .........      Ba2           7,600        7,166,496
    7.875%, 12/15/07 ........      Ba2           4,240        4,162,323
  Rogers Cablesystems Ltd.,
    (Canada)
    11.00%, 12/01/15 ........      B2            4,010        4,541,325
  Tele-Communications, Inc.,
    6.34%, 02/01/02 .........      Ba1           4,500        4,456,530
    8.25%, 01/15/03 .........     Baa3           2,000        2,069,580
    9.25%, 04/15/02 .........     Baa3           9,500        9,971,485
    9.875%, 06/15/22 ........     Baa3          12,900       15,743,676
                                                         --------------
                                                             72,014,467
                                                         --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

DECEMBER 31, 1999

                                 MOODY'S     PRINCIPAL
                                 RATING       AMOUNT         VALUE
LONG-TERM                      (UNAUDITED)     (000)         (000)
BONDS (CONTINUED)              -----------   ---------   --------------
CHEMICALS -- 0.1%
  Lyondell Chemical,
    9.625%, 05/01/07 ........      Ba2       $   2,745   $    2,806,762
  Monsanto Co.,
    6.85%, 12/01/28 .........      A2            1,500        1,322,355
                                                         --------------
                                                              4,129,117
                                                         --------------
CONSULTING -- 1.1%
  Comdisco, Inc.,
    6.00%, 01/30/02 .........     Baa1          30,000       29,046,600
    6.375%, 11/30/01 ........     Baa1          21,500       21,083,545
                                                         --------------
                                                             50,130,145
                                                         --------------
CONTAINERS -- 0.3%
  Owens-Illinois, Inc.,
    7.15%, 05/15/05 .........      Ba1          13,000       12,019,670
    7.50%, 05/15/10 .........      Ba1             800          703,376
                                                         --------------
                                                             12,723,046
                                                         --------------
DIVERSIFIED OPERATIONS -- 0.5%
  Corning Inc,,
    6.85%, 03/01/29 .........      A3            2,180        1,899,456
  Tyco International Group,
    SA,
    6.125%, 06/15/01 ........     Baa1          17,725       17,425,093
  Tyco International Ltd.,
    6.875%, 01/15/29(b) .....     Baa1           2,800        2,379,636
    7.00%, 06/15/28(b) ......     Baa1           1,800        1,557,648
                                                         --------------
                                                             23,261,833
                                                         --------------
DRUGS & MEDICAL SUPPLIES -- 0.4%
  Mallinckrodt, Inc.,
    6.30%, 03/15/11 .........     Baa2          16,780       16,402,450
                                                         --------------
FINANCIAL SERVICES -- 7.5%
  Arkwright Corp.,
    9.625%, 08/15/26 ........     Baa3           8,000        7,838,400
  AT&T Capital Corp.,
    6.60%, 05/15/05 .........      A1            9,000        8,655,120
  Bch Financial Ser,
    5.813%, 04/28/05 ........      A3           10,000        9,999,000
  Bombardier Capital, Inc.
    M.T.N.,
    7.30%, 12/15/02 .........      A3           10,000        9,960,000
  Capital One Financial
    Corp.,
    7.25%, 05/01/06 .........      Ba1           9,300        8,788,500
  CIT Group Inc.,
    5.80%, 03/26/02 .........      Aa3          16,000       15,592,640
  CoMed Transitional Funding
    Trust,
    5.44%, 03/25/07 .........      Aaa          10,000        9,362,500
  Enterprise Rent-A-Car USA
    Finance Co., M.T.N.
    6.35%, 01/15/01 .........     Baa3           9,000        8,908,200
    6.95%, 03/01/04 .........     Baa2          17,500       16,990,750
    7.50%, 06/15/03 .........     Baa3           5,000        4,958,000
  Finova Capital Corp.,
    6.125%, 03/15/04 ........     Baa1          21,000       19,918,500
  Ford Motor Credit Corp.,
    7.375%, 10/28/09(b) .....      A1            3,265        3,232,350
  Gatx Capital Corp.,
    7.75%, 12/01/06 .........     Baa2          10,000        9,910,700
  General Motors Acceptance
    Corp.,
    5.95%, 03/14/03 .........      A2           47,000       45,256,300
                                 MOODY'S     PRINCIPAL
                                 RATING       AMOUNT         VALUE
LONG-TERM                      (UNAUDITED)     (000)         (000)
BONDS (CONTINUED)              -----------   ---------   --------------
FINANCIAL SERVICES (CONT'D.)
Heller Financial, Inc.,
    6.00%, 03/19/04 .........      A3        $   2,500   $    2,373,825
  HVB Funding Trust,
    9.00%, 10/22/31 .........      Aa3           1,200        1,230,600
  International Lease Finance
    Corp.,
    5.90%, 03/12/03 .........      A1           37,500       36,078,750
  MBNA Corp.,
    5.90%, 08/15/11 .........      Aaa          41,400       37,528,354
  MCN Investment Corp.,
    6.30%, 04/02/11 .........     Baa2           8,250        8,102,325
  Osprey Trust,
    8.31%, 01/15/03 .........     Baa3          26,000       25,863,500
  Pemex Finance Ltd, (Cayman
    Islands),
    9.14%, 08/15/04 .........     Baa1          10,000        9,961,000
  Sears Roebuck Acceptance
    Corp.,
    6.38%, 10/07/02 .........      A2           21,000       20,325,270
  Textron Financial Corp.,
    6.05%, 03/16/09 .........      Aaa           9,404        9,348,512
                                                         --------------
                                                            330,183,096
                                                         --------------
FOOD & BEVERAGE -- 0.3%
  Archer-Daniels Midland Co.,
    6.625%, 05/01/29 ........      Aa3           8,100        6,890,913
  Coca-Cola Bottling Co.,
    6.375%, 05/01/09 ........     Baa2           3,000        2,702,400
  Coca-Cola Enterprises,
    Inc.,
    7.125%, 09/30/09(b) .....      A2            2,600        2,550,600
  Embotelladora Andina S.A.,
    7.875%, 10/01/97 ........     Baa1           1,250          961,131
                                                         --------------
                                                             13,105,044
                                                         --------------
FOREST PRODUCTS -- 0.7%
  Fort James Corp.,
    6.234%, 03/15/11 ........     Baa3          17,500       17,318,700
  Georgia-Pacific Corp.,
    7.75%, 11/15/29(b) ......     Baa2           1,015          967,234
  Scotia Pacific Co.,
    7.71%, 01/20/14 .........      NR           18,800       14,100,000
                                                         --------------
                                                             32,385,934
                                                         --------------
INDUSTRIAL -- 0.1%
  Cendant Corp.,
    7.75%, 12/01/03 .........     Baa1           2,000        1,995,200
  Compania Sud Americana de
    Vapores, S.A., (Chile),
    7.375%, 12/08/03 ........      Baa           4,600        4,381,822
                                                         --------------
                                                              6,377,022
                                                         --------------
INSURANCE -- 0.2%
  Allstate Corp.,
    7.20%, 12/01/09 .........      A1            1,700        1,652,723
  Conseco, Inc.,
    8.50%, 10/15/02 .........      Ba1           4,050        4,101,840
    8.796%, 04/01/27 ........      Ba2           2,170        1,969,687
                                                         --------------
                                                              7,724,250
                                                         --------------
INVESTMENT BANKERS -- 2.5%
  Bear Stearns & Co.,
    7.625%, 12/07/09 ........      A2            1,300        1,276,496

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

DECEMBER 31, 1999

                                 MOODY'S     PRINCIPAL
                                 RATING       AMOUNT         VALUE
LONG-TERM                      (UNAUDITED)     (000)         (000)
BONDS (CONTINUED)              -----------   ---------   --------------
INVESTMENT BANKERS (CONT'D.)
Donaldson Lufkin, & Jenrette
    Inc.,
    5.625%, 02/15/16 ........     Baa1       $   5,480   $    5,359,385
  Goldman Sachs Gp,,
    6.25%, 02/01/03 .........      A1            4,000        3,882,760
  Goldman Sachs Group, Inc.,
    5.56%, 01/11/01 .........      A1            6,800        6,719,488
    7.80%, 07/15/02 .........      A1           11,985       12,120,550
  Lehman Brothers Holdings,
    Inc.,
    6.375%, 03/15/01 ........     Baa1           4,300        4,263,665
    6.625%, 04/01/04 ........     Baa1          26,890       26,030,596
    6.625%, 02/05/06 ........     Baa1          10,645       10,056,970
  Morgan Stanley Dean Witter
    & Co.,
    6.875%, 03/01/03 ........      Aa3           3,000        2,969,940
    7.125%, 01/15/03 ........      A1           17,080       17,066,507
  PaineWebber Group, Inc.,
    7.015%, 02/10/04 ........     Baa1           6,000        5,868,900
    7.625%, 10/15/08 ........     Baa1           5,000        4,904,900
  Salomon, Inc.,
    7.25%, 05/01/01 .........     Baa1           2,165        2,171,863
  Salomon, Inc.,
    6.75%, 02/15/03 .........     Baa1           5,000        4,936,550
                                                         --------------
                                                            107,628,570
                                                         --------------
LEISURE -- 0.5%
  ITT Corp.,
    6.75%, 11/15/03 .........     Baa2          21,500       19,999,945
  Marriott International,
    7.875%, 09/15/09 ........     Baa1             250          246,065
                                                         --------------
                                                             20,246,010
                                                         --------------
MEDIA -- 1.1%
  Cox Enterprises, Inc.,
    6.625%, 06/14/02 ........     Baa1           7,200        7,095,816
  Liberty Media Group,
    7.875%, 07/15/09 ........     Baa3           3,200        3,187,520
    8.50%, 07/15/29 .........     Baa3           3,600        3,726,000
  Paramount Communications,
    Inc.,
    7.50%, 01/15/02 .........      Ba2           6,425        6,438,942
  Seagram (J.) & Sons,
    5.79%, 04/15/01 .........     Baa3          22,800       22,302,960
  Time Warner, Inc.,
    8.11%, 08/15/06 .........      Ba1           1,500        1,543,755
  United News & Media PLC,
    7.25%, 07/01/04 .........     Baa2           4,680        4,494,672
  World Color Press, Inc.,
    8.375%, 11/15/08 ........      B1            2,140        2,091,850
                                                         --------------
                                                             50,881,515
                                                         --------------
OIL & GAS -- 0.5%
  Amerada Hess Corp.,
    7.375%, 10/01/09 ........     Baa1             500          487,955
    7.875%, 10/01/29 ........     Baa1           2,020        1,970,106
  Atlantic Richfield Co.,
    5.55%, 04/15/03 .........      A2           11,300       10,833,084
    5.90%, 04/15/09 .........      A2            5,420        4,918,054
  B.J. Services Co.,
    7.00%, 02/01/06 .........      Ba1           4,000        3,785,360
                                                         --------------
                                                             21,994,559
                                                         --------------
                                 MOODY'S     PRINCIPAL
                                 RATING       AMOUNT         VALUE
LONG-TERM                      (UNAUDITED)     (000)         (000)
BONDS (CONTINUED)              -----------   ---------   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
  Parker & Parsley Petroleum
    Co.,
    8.875%, 04/15/05 ........      Ba2       $   2,340   $    2,327,809
  Union Pacific Resources,
    7.95%, 04/15/29(b) ......     Baa3           3,400        3,300,414
                                                         --------------
                                                              5,628,223
                                                         --------------
OIL & GAS SERVICES -- 1.0%
  KN Energy, Inc.,
    6.30%, 03/01/21 .........     Baa2          27,550       27,263,480
    6.45%, 11/30/01 .........     Baa2          11,950       11,740,875
    6.45%, 03/01/03 .........     Baa2           6,050        5,881,024
                                                         --------------
                                                             44,885,379
                                                         --------------
RAILROADS -- 0.2%
  Norfolk Southern Corp.,
    6.875%, 05/01/01 ........     Baa1           4,000        3,989,840
    6.95%, 05/01/02 .........     Baa1           1,300        1,294,384
  Union Pacific Corp.,
    7.375%, 09/15/09 ........     Baa3           1,400        1,370,054
                                                         --------------
                                                              6,654,278
                                                         --------------
REAL ESTATE INVESTMENT TRUST -- 1.8%
  Duke Realty L.P.,
    7.30%, 06/30/03 .........     Baa2           6,250        6,180,625
  EOP Operating, L.P.,
    6.375%, 01/15/02 ........     Baa1           7,000        6,843,200
    6.50%, 06/15/04 .........     Baa1           6,000        5,698,200
    6.625%, 02/15/05 ........      Baa          17,938       16,919,122
  ERP Operating, L.P.,
    6.63%, 04/13/15 .........      A3           13,400       12,557,676
    7.10%, 06/23/04 .........      A3            3,250        3,175,672
  First Industrial, L.P.,
    6.50%, 04/05/11 .........     Baa2           9,000        8,804,340
  HRPT Properties Trust,
    7.426%, 07/09/07 ........     Baa2           1,500        1,491,300
  Simon Debartolo Group,
    Inc.,
    6.75%, 06/15/05(b) ......     Baa1          17,500       16,306,500
                                                         --------------
                                                             77,976,635
                                                         --------------
RETAIL -- 2.2%
  Dayton-Hudson Corp.,
    6.40%, 02/15/03 .........      A3            8,250        8,072,790
  Federated Department
    Stores, Inc.,
    8.125%, 10/15/02 ........      Ba1          25,850       26,265,151
    8.50%, 06/15/03 .........      Ba1          22,400       23,020,256
  Kroger Co., (The),
    6.34%, 06/01/01 .........     Baa3          13,950       13,793,063
    7.25%, 06/01/09 .........     Baa3           8,200        7,872,000
    7.70%, 06/01/29 .........     Baa3           1,300        1,228,500
  Safeway Stores Inc.,
    6.05%, 11/15/03 .........     Baa2          12,000       11,436,480
  Saks, Inc.,
    8.25%, 11/15/08 .........     Baa3           5,000        4,864,500
                                                         --------------
                                                             96,552,740
                                                         --------------
TELECOMMUNICATIONS -- 3.6%
  360 Communication Co.,
    7.125%, 03/01/03(b) .....      Ba2          22,550       22,425,524
    7.60%, 04/01/09 .........      Ba1           7,000        7,003,780
  Airtouch Communications,
    Inc.,
    7.00%, 10/01/03 .........     Baa2           8,200        8,192,210

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B12

DECEMBER 31, 1999

                                 MOODY'S     PRINCIPAL
                                 RATING       AMOUNT         VALUE
LONG-TERM                      (UNAUDITED)     (000)         (000)
BONDS (CONTINUED)              -----------   ---------   --------------
TELECOMMUNICATIONS (CONT'D.)
AT&T Canada, Inc.,
    (Canada),
    7.65%, 09/15/06 .........     Baa3       $   3,250   $    3,233,783
  Electric Lightwave, Inc.,
    6.05%, 05/15/04 .........      A2            4,700        4,436,048
  Global Crossing Holdings,
    Ltd.,
    9.125%, 11/15/06 ........      Ba2           3,000        2,966,250
  MCI Worldcom Inc.,
    6.125%, 04/15/12 ........     Baa2          10,800       10,624,824
    7.55%, 04/01/04(b) ......      Ba1           9,535        9,646,941
  Rogers Cantel Inc.,
    9.375%, 06/01/08 ........      Ba3           1,805        1,877,200
  Sprint Capital Corp.,
    6.125%, 11/15/08 ........     Baa1          25,000       22,667,000
  Sprint Corp.,
    5.70%, 11/15/03 .........     Baa1          11,000       10,437,350
  Telecom De Puerto Rico,
    6.65%, 05/15/06 .........     Baa2          15,000       14,231,850
    6.80%, 05/15/09 .........     Baa2          12,500       11,399,125
  US West, Inc.,
    6.875%, 08/15/01 ........     Baa1          19,000       18,920,200
  Williams Communications
    Group, Inc.,
    10.875%, 10/01/09 .......      B2            2,470        2,584,238
  Worldcom Inc.,
    6.125%, 08/15/01 ........     Baa2           8,700        8,605,953
                                                         --------------
                                                            159,252,276
                                                         --------------
UTILITIES -- 2.5%
  CINergy Corp.,
    6.125%, 04/15/04 ........     Baa2          10,000        9,431,300
  Cogentrix Energy, Inc.,
    8.75%, 10/15/08 .........      Ba1           5,000        4,850,000
  Commonwealth Edison Co.,
    7.375%, 01/15/04 ........     Baa3          14,000       14,064,540
  Edison Mission Energy,
    7.73%, 06/15/09 .........      A3            6,900        6,872,193
  El Paso Energy Corp.,
    6.625%, 07/15/01 ........     Baa2           8,200        8,134,974
  Hydro-Quebec,
    7.50%, 04/01/16 .........      A2            1,900        1,858,409
  Niagara Mohawk Power,
    7.375%, 08/01/03 ........      Ba2          10,000       10,001,000
  Peco Energy Transition
    Trust,
    5.63%, 03/01/05 .........      Aaa          28,000       27,149,360
    5.80%, 03/01/07 .........      Aaa          14,500       13,703,950
  PSEG Energy Holdings, Inc.,
    10.00%, 10/01/09 ........      Ba1           3,465        3,421,688
  Sonat, Inc.,
    7.625%, 07/15/11(b) .....     Baa1           9,200        9,024,740
                                                         --------------
                                                            108,512,154
                                                         --------------
WASTE MANAGEMENT -- 0.4%
  Allied Waste Industries,
    Inc.,
    7.625%, 01/01/06 ........      Ba2             755          679,500
  USA Waste Service,
    6.125%, 07/15/01 ........     Baa3          18,000       17,131,500
                                                         --------------
                                                             17,811,000
                                                         --------------
FOREIGN GOVERNMENT BONDS -- 1.4%
  Junta De Andaluci, (Spain),
    7.25%, 10/01/29 .........      Aa3             720          686,304
  Province of Saskatchewan,
    (Canada),
    9.125%, 02/15/21 ........      A2            1,800        2,074,032
  Quebec Province, (Canada),
    7.50%, 07/15/23 .........      A1            7,075        6,898,479
    7.50%, 09/15/29(b) ......      A2            3,400        3,344,240
                                 MOODY'S     PRINCIPAL
                                 RATING       AMOUNT         VALUE
LONG-TERM                      (UNAUDITED)     (000)         (000)
BONDS (CONTINUED)              -----------   ---------   --------------
FOREIGN GOVERNMENT BONDS (CONT'D.)
Republic Of Columbia,
    9.75%, 04/23/09(b) ......     Baa3       $   6,200   $    5,750,500
  Republic of Panama,
    4.25%, 07/17/14 .........      Ba1          12,500        9,812,500
  Republic Of Philippines,
    8.875%, 04/15/08 ........      Ba1           7,600        7,410,000
  Republic of Poland,
    4.00%, 10/27/24 .........     Baa3           8,500        5,610,000
  United Mexican States,
    10.375%, 02/17/09 .......      Ba1          18,400       19,504,000
                                                         --------------
                                                             61,090,055
                                                         --------------
U.S. GOVERNMENT & AGENCY
  OBLIGATIONS -- 6.7%
  United States Treasury
    Bond,
    5.25%, 02/15/29(b) ......                   57,660       47,677,324
    6.375%, 08/15/27(b) .....                   35,800       34,384,826
    6.75%, 08/15/26(b) ......                   31,450       31,597,501
    8.125%, 05/15/21(b) .....                   57,900       66,367,875
    8.125%, 08/15/21(b) .....                   28,800       33,029,856
  United States Treasury
    Notes,
    5.875%, 11/15/04(b) .....                    7,325        7,181,943
    6.00%, 08/15/04 .........                      385          378,982
    6.00%, 08/15/09(b) ......                   55,099       53,377,156
    6.50%, 05/15/05(b)(d) ...                    1,120        1,120,347
    6.50%, 10/15/06(b) ......                   17,170       17,124,328
    7.50%, 02/15/05(d) ......                      185          192,949
                                                         --------------
                                                            292,433,087
                                                         --------------
TOTAL LONG-TERM BONDS
  (cost $2,243,049,105)...............................    2,163,362,567
                                                         --------------

                                                         VALUE
                                         SHARES         (NOTE 2)
COMMON STOCKS -- 41.6%                -------------  --------------
AEROSPACE -- 0.6%
  Boeing Co. .......................        122,100       5,074,781
  GenCorp, Inc. ....................         98,400         971,700
  General Dynamics Corp. ...........         21,800       1,149,950
  Goodrich (B.F.) Co. ..............         10,600         291,500
  Honeywell International, Inc. ....         98,912       5,705,986
  Litton Industries, Inc.(a) .......         77,600       3,870,300
  Lockheed Martin Corp. ............         50,000       1,093,750
  Northrop Grumman Corp. ...........          8,000         432,500
  Parker-Hannifin Corp. ............         56,825       2,915,833
  Raytheon Co. (Class "B" Stock) ...         42,900       1,139,531
  United Technologies Corp. ........         60,200       3,913,000
                                                     --------------
                                                         26,558,831
                                                     --------------
AIRLINES -- 0.4%
  AMR Corp. ........................        176,000      11,792,000
  Delta Air Lines, Inc. ............         17,500         871,719
  Southwest Airlines Co. ...........         59,400         961,537
  US Airways Group, Inc.(a) ........        122,300       3,921,244
                                                     --------------
                                                         17,546,500
                                                     --------------
APPAREL -- 0.0%
  Nike, Inc. (Class "B" Stock) .....         36,800       1,823,900
  Reebok International Ltd. ........          8,800          72,050
                                                     --------------
                                                          1,895,950
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B13

DECEMBER 31, 1999

                                                         VALUE
COMMON                                    SHARES         (NOTE 2)
STOCKS (CONTINUED)                    -------------  --------------
AUTOS - CARS & TRUCKS -- 0.7%
  Cummins Engine Co., Inc. .........          4,200  $      202,912
  Dana Corp. .......................         19,700         589,769
  Delphi Automotive Systems
    Corp. ..........................        132,252       2,082,969
  Ford Motor Co. ...................        196,400      10,495,125
  General Motors Corp. .............        167,700      12,189,694
  Genuine Parts Co.(b) .............         20,400         506,175
  MascoTech, Inc. ..................         94,400       1,197,700
  Midas, Inc. ......................         22,100         483,437
  Navistar International
    Corp.(a) .......................          7,200         341,100
  PACCAR, Inc. .....................          9,400         416,537
  Titan International, Inc. ........        101,250         658,125
  TRW, Inc. ........................         14,500         753,094
                                                     --------------
                                                         29,916,637
                                                     --------------
BANKS AND SAVINGS & LOANS -- 1.6%
  AmSouth Bancorporation ...........         36,400         702,975
  Banc One Corp. ...................        148,172       4,750,765
  Bank of New York Co., Inc. .......         92,500       3,700,000
  BankAmerica Corp. ................        217,061      10,893,749
  BB&T Corp. .......................         37,800       1,034,775
  Chase Manhattan Corp. ............        104,800       8,141,650
  Comerica, Inc. ...................         20,000         933,750
  First Union Corp. ................        118,500       3,888,281
  Firstar Corp. ....................        123,938       2,618,190
  Golden West Financial Corp. ......         21,900         733,650
  Hanvit Bank, GDR, (South
    Korea) .........................        238,200       1,518,525
  Huntington Bancshares, Inc. ......         28,360         677,095
  KeyCorp ..........................         56,300       1,245,637
  Mellon Financial Corp. ...........         64,000       2,180,000
  Morgan (J.P.) & Co., Inc. ........         22,100       2,798,412
  National City Corp. ..............         80,600       1,909,212
  Northern Trust Corp. .............         27,200       1,441,600
  Old Kent Financial Corp. .........          5,000         176,875
  PNC Bank Corp. ...................         37,400       1,664,300
  Providian Financial Corp. ........         17,950       1,634,572
  Regions Financial Corp. ..........         27,300         685,912
  Republic New York Corp. ..........         12,500         900,000
  SouthTrust Corp. .................         20,000         756,250
  Summit Bancorp(b) ................         21,300         652,312
  SunTrust Banks, Inc. .............         39,400       2,711,212
  Synovus Financial Corp. ..........         35,250         700,594
  U.S. Bancorp .....................         92,000       2,190,750
  Union Planters Corp. .............         17,000         670,437
  Wachovia Corp. ...................         25,700       1,747,600
  Wells Fargo & Co. ................        209,400       8,467,612
                                                     --------------
                                                         72,126,692
                                                     --------------
BUSINESS SERVICES -- 0.1%
  Equifax, Inc. ....................         16,700         393,494
  Lexmark International Group,
    Inc. ...........................         12,833       1,161,386
  Molex, Inc. ......................         14,000         793,625
  Omnicom Group, Inc.(b) ...........         21,400       2,140,000
                                                     --------------
                                                          4,488,505
                                                     --------------
                                                         VALUE
COMMON                                    SHARES         (NOTE 2)
STOCKS (CONTINUED)                    -------------  --------------
CHEMICALS -- 0.7%
  Air Products & Chemicals, Inc. ...         28,800  $      966,600
  Dow Chemical Co. .................         27,600       3,688,050
  Du Pont (E.I.) de Nemours &
    Co. ............................        132,420       8,723,167
  Eastman Chemical Co. .............          9,300         443,494
  Engelhard Corp. ..................         18,000         339,750
  Ferro Corp. ......................        134,900       2,967,800
  FMC Corp.(a) .....................          3,400         194,862
  Grace (W.R.) & Co. ...............          8,600         119,325
  Great Lakes Chemical Corp. .......          6,400         244,400
  Hercules, Inc. ...................         12,500         348,437
  Lyondell Chemical Co. ............         81,700       1,041,675
  Millennium Chemicals, Inc. .......        146,527       2,893,908
  Monsanto Co. .....................         80,300       2,860,687
  OM Group, Inc. ...................         63,300       2,179,894
  Omnova Solutions, Inc. ...........         98,400         762,600
  Praxair, Inc. ....................         18,700         940,844
  Rohm & Haas Co. ..................         27,311       1,111,216
  Sigma-Aldrich Corp. ..............         12,700         381,794
  Union Carbide Corp. ..............         16,700       1,114,725
                                                     --------------
                                                         31,323,228
                                                     --------------
COMMERCIAL SERVICES -- 0.1%
  Cendant Corp.(a) .................         96,500       2,563,281
  Deluxe Corp. .....................          8,600         235,962
  Quintiles Transnational Corp. ....          6,000         112,125
                                                     --------------
                                                          2,911,368
                                                     --------------
COMPUTER SERVICES -- 5.0%
  3Com Corp.(a) ....................         44,700       2,100,900
  Adaptec, Inc.(a) .................          6,000         299,250
  Adobe Systems, Inc. ..............         14,600         981,850
  America Online, Inc.(a) ..........        275,800      20,805,662
  Analog Devices, Inc. .............         18,000       1,674,000
  Autodesk, Inc. ...................          7,300         246,375
  Automatic Data Processing,
    Inc. ...........................         77,700       4,186,087
  BMC Software, Inc.(a) ............         29,000       2,318,187
  Cabletron Systems, Inc.(a) .......         20,800         540,800
  Ceridian Corp.(a) ................         17,300         373,031
  Cisco Systems, Inc.(a) ...........        405,100      43,396,337
  Citrix Systems, Inc. .............          8,800       1,082,400
  Computer Associates International,
    Inc. ...........................         68,700       4,804,706
  Computer Sciences Corp.(a) .......         20,000       1,892,500
  Compuware Corp.(a) ...............         44,900       1,672,525
  Comverse Technology, Inc.(a) .....          7,300       1,056,675
  Electronic Data Systems Corp. ....         61,400       4,109,962
  EMC Corp.(a)(b) ..................        125,975      13,762,769
  First Data Corp. .................         54,200       2,672,737
  Microsoft Corp.(a) ...............        635,100      74,147,925
  Novell, Inc.(a) ..................         41,900       1,673,381
  Oracle Corp.(a)(b) ...............        178,900      20,047,981
  Parametric Technology Corp.(a) ...         35,200         952,600
  Peoplesoft, Inc. .................         30,000         641,250
  Silicon Graphics, Inc.(a) ........         20,600         202,137
  Unisys Corp. .....................         32,100       1,025,194
  Yahoo!, Inc. .....................         30,600      13,240,237
                                                     --------------
                                                        219,907,458
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B14

DECEMBER 31, 1999

                                                         VALUE
COMMON                                   SHARES         (NOTE 2)
STOCKS (CONTINUED)                    -------------  --------------
COMPUTERS -- 1.9%
  Apple Computer, Inc.(a)(b) .......         17,800  $    1,830,062
  Compaq Computer Corp. ............        215,789       5,839,790
  Dell Computer Corp.(a)(b) ........        318,500      16,243,500
  Gateway, Inc. ....................         38,400       2,767,200
  Hewlett-Packard Co. ..............        127,500      14,527,031
  International Business Machines
    Corp. ..........................        224,800      24,278,400
  Networking Appliance, Inc.(a) ....         14,700       1,221,019
  Seagate Technology, Inc.(a) ......         29,700       1,382,906
  Sun Microsystems, Inc.(a) ........        192,400      14,898,975
                                                     --------------
                                                         82,988,883
                                                     --------------
CONSTRUCTION -- 0.1%
  Centex Corp. .....................          6,700         165,406
  Fluor Corp. ......................          9,400         431,225
  Foster Wheeler Corp. .............          6,400          56,800
  Pulte Corp. ......................          6,600         148,500
  Standard Pacific Corp. ...........        154,000       1,694,000
  Webb (Del E.) Corp. ..............        140,300       3,498,731
  Vulcan Materials Co. .............          9,000         359,438
                                                     --------------
                                                          6,354,100
                                                     --------------
CONTAINERS -- 0.1%
  Ball Corp. .......................          4,700         185,062
  Bemis Co., Inc. ..................          5,700         198,787
  Crown Cork & Seal Co., Inc. ......         15,100         337,862
  Owens-Illinois, Inc.(a) ..........         76,600       1,919,787
  Pactiv Corp.(a) ..................         22,000         233,750
  Sealed Air Corp. .................         10,100         523,306
                                                     --------------
                                                          3,398,554
                                                     --------------
COSMETICS & SOAPS -- 0.7%
  Alberto Culver Co. (Class "B"
    Stock) .........................          5,900         152,294
  Avon Products, Inc. ..............         29,600         976,800
  Colgate-Palmolive Co. ............         74,000       4,810,000
  Gillette Co. .....................        139,700       5,753,894
  International Flavors &
    Fragrances, Inc. ...............         11,400         430,350
  Procter & Gamble Co. .............        164,900      18,066,856
                                                     --------------
                                                         30,190,194
                                                     --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.3%
  Eastman Kodak Co. ................         76,700       5,081,375
  Philip Morris Co., Inc. ..........        408,700       9,476,731
                                                     --------------
                                                         14,558,106
                                                     --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.1%
  Avery Dennison Corp. .............         14,700       1,071,262
  Pitney Bowes, Inc. ...............         35,600       1,719,925
  Xerox Corp. ......................         83,700       1,898,944
                                                     --------------
                                                          4,690,131
                                                     --------------
                                                         VALUE
COMMON                                   SHARES         (NOTE 2)
STOCKS (CONTINUED)                    -------------  --------------
DIVERSIFIED OPERATIONS -- 1.5%
  Fortune Brands, Inc. .............         22,300  $      737,294
  General Electric Capital Corp. ...        407,200      63,014,200
  Tomkins PLC, ADR .................        131,600       1,932,875
                                                     --------------
                                                         65,684,369
                                                     --------------
DRUGS AND MEDICAL SUPPLIES -- 3.0%
  Abbott Laboratories ..............        192,200       6,979,262
  Allergan, Inc. ...................         17,000         845,750
  ALZA Corp.(a) ....................         11,500         398,187
  American Home Products Corp. .....        162,300       6,400,706
  Amgen, Inc.(a) ...................        127,300       7,645,956
  Bard (C.R.), Inc. ................          5,700         302,100
  Bausch & Lomb, Inc. ..............          6,100         417,469
  Baxter International, Inc. .......         35,700       2,242,406
  Becton, Dickinson & Co. ..........         30,400         813,200
  Biomet, Inc. .....................         13,700         548,000
  Boston Scientific Corp.(a) .......         49,100       1,074,062
  Bristol-Myers Squibb Co. .........        247,900      15,912,081
  Cardinal Health, Inc.(b) .........         35,200       1,685,200
  Guidant Corp. ....................         37,900       1,781,300
  Johnson & Johnson ................        167,800      15,626,375
  Lilly (Eli) & Co. ................        136,700       9,090,550
  Mallinckrodt, Inc. ...............          8,600         273,587
  Medtronic, Inc. ..................        146,600       5,341,737
  Merck & Co., Inc. ................        291,500      19,548,719
  Pfizer, Inc. .....................        484,600      15,719,212
  Pharmacia & Upjohn, Inc. .........         64,200       2,889,000
  Schering-Plough Corp.(b) .........        182,600       7,703,437
  St. Jude Medical, Inc.(a) ........          9,400         288,462
  Warner-Lambert Co. ...............        106,900       8,759,119
  Watson Pharmaceuticals,
    Inc.(a) ........................         11,000         393,937
                                                     --------------
                                                        132,679,814
                                                     --------------
ELECTRONICS -- 1.5%
  Advanced Micro Devices,
    Inc.(a) ........................         16,400         474,575
  Applied Materials, Inc.(a) .......         46,600       5,903,637
  Belden, Inc. .....................         67,100       1,409,100
  Emerson Electric Co. .............         54,700       3,138,412
  Grainger (W.W.), Inc. ............         12,300         588,094
  Intel Corp.(b) ...................        411,100      33,838,669
  KLA-Tencor Corp.(a) ..............         10,300       1,147,162
  LSI Logic Corp.(a) ...............         17,000       1,147,500
  Micron Technology, Inc. ..........         31,100       2,418,025
  National Semiconductor
    Corp.(a) .......................         19,100         817,719
  Rockwell International Corp. .....         23,500       1,125,062
  Solectron Corp. ..................         33,200       3,158,150
  Tektronix, Inc. ..................          5,900         229,362
  Teradyne, Inc. ...................         16,000       1,056,000
  Texas Instruments, Inc. ..........         99,600       9,648,750
  Thomas & Betts Corp. .............          6,500         207,187
  Xilinx Inc.(a) ...................         34,000       1,545,937
                                                     --------------
                                                         67,853,341
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B15

DECEMBER 31, 1999

                                                         VALUE
COMMON                                   SHARES         (NOTE 2)
STOCKS (CONTINUED)                    -------------  --------------
FINANCIAL SERVICES -- 2.8%
  American Express Co. .............         56,000  $    9,310,000
  Associates First Capital Corp. ...         91,444       2,508,995
  Bear Stearns Companies, Inc. .....         14,516         620,559
  Block (H.R.), Inc. ...............         11,400         498,750
  Capital One Financial Corp. ......         25,200       1,214,325
  Citigroup, Inc. ..................        495,750      27,545,109
  Countrywide Credit Industries,
    Inc. ...........................         14,600         368,650
  Dun & Bradstreet Corp. ...........         19,800         584,100
  Federal Home Loan Mortgage
    Corp. ..........................         86,500       4,070,906
  Federal National Mortgage
    Assoc. .........................        127,100       7,935,806
  Fifth Third Bancorp ..............         33,700       2,472,738
  Fleet Boston Financial Corp. .....        115,522       4,021,610
  Franklin Resource, Inc. ..........         32,900       1,054,856
  Goldman Sachs Group, Inc.(a) .....         13,200       1,243,275
  Household International, Inc. ....         59,852       2,229,487
  Lehman Brothers Holdings, Inc. ...        185,900      15,743,406
  MBNA Corp. .......................         98,450       2,682,763
  Merrill Lynch & Co., Inc. ........        103,900       8,675,650
  Morgan Stanley Dean Witter &
    Co. ............................        124,590      17,785,223
  PaineWebber Group, Inc. ..........         15,300         593,831
  Paychex, Inc. ....................         31,300       1,252,000
  Price (T. Rowe) Associates,
    Inc. ...........................          8,000         295,500
  Schwab (Charles) Corp.(a) ........        102,500       3,933,438
  SLM Holding Corp. ................         21,400         904,150
  State Street Corp. ...............         20,200       1,475,863
  Washington Mutual, Inc. ..........         74,278       1,931,228
                                                     --------------
                                                        120,952,218
                                                     --------------
FOOD & BEVERAGE -- 1.4%
  Anheuser-Busch Companies,
    Inc.(b) ........................         59,500       4,217,063
  Archer-Daniels-Midland Co. .......         79,038         963,276
  Bestfoods ........................         34,300       1,802,894
  Brown-Forman Corp. (Class "B"
    Stock) .........................          8,700         498,075
  Campbell Soup Co. ................         52,700       2,038,831
  Coca Cola Enterprises, Inc.(b) ...         53,800       1,082,725
  Coca-Cola Co. ....................        308,200      17,952,650
  ConAgra, Inc. ....................         61,300       1,383,081
  Coors (Adolph) Co. (Class "B"
    Stock)..........................          4,000         210,000
  General Mills, Inc. ..............         36,900       1,319,175
  Heinz (H.J.) & Co. ...............         44,400       1,767,675
  Hershey Foods Corp. ..............         16,600         788,500
  Kellogg Co. ......................         48,900       1,506,731
  Nabisco Group Holdings Corp. .....        319,400       3,393,625
  PepsiCo, Inc. ....................        185,500       6,538,875
  Quaker Oats Co. ..................         16,100       1,056,563
  Ralston-Ralston Purina
    Group(b) .......................         40,000       1,115,000
  Sara Lee Corp. ...................        114,400       2,523,950
  Seagram Co., Ltd. ................         52,800       2,372,700
  Sysco Corp. ......................         41,900       1,657,669
  Unilever NV ......................         71,018       3,866,035
  Whitman Corp. ....................        132,800       1,784,500
  Wrigley (William) Jr. Co. ........         15,000       1,244,063
                                                     --------------
                                                         61,083,656
                                                     --------------
                                                         VALUE
COMMON                                   SHARES         (NOTE 2)
STOCKS (CONTINUED)                    -------------  --------------
FOREST PRODUCTS -- 0.8%
  Boise Cascade Corp. ..............        149,900  $    6,070,950
  Champion International Corp. .....        106,400       6,590,150
  Fort James Corp. .................         28,200         771,975
  Georgia-Pacific Corp. ............         97,800       4,963,350
  International Paper Co. ..........         52,221       2,947,223
  Louisiana-Pacific Corp. ..........        184,400       2,627,700
  Mead Corp. .......................        107,900       4,686,906
  Potlatch Corp. ...................          3,500         156,187
  Temple-Inland, Inc. ..............          6,600         435,187
  Westvaco Corp. ...................         13,000         424,125
  Weyerhaeuser Co. .................         24,900       1,788,131
  Willamette Industries, Inc. ......         82,700       3,840,381
                                                     --------------
                                                         35,302,265
                                                     --------------
GAS PIPELINES -- 0.1%
  Columbia Energy Group ............         10,300         651,475
  Consolidated Natural Gas Co. .....         12,500         811,719
  El Paso Energy Corp. .............         19,100         741,319
  Peoples Energy Corp. .............          5,500         184,250
  Sempra Energy ....................         29,299         509,070
  Williams Companies, Inc. .........         54,400       1,662,600
                                                     --------------
                                                          4,560,433
                                                     --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 0.5%
  Columbia/HCA Healthcare Corp. ....        283,900       8,321,819
  Healthsouth Corp.(a) .............         51,600         277,350
  Humana, Inc.(a) ..................        266,200       2,179,512
  IMS Health, Inc. .................         39,400       1,071,187
  LifePoint Hospitals, Inc.(a) .....         10,552         124,645
  Manor Care, Inc. .................         13,000         208,000
  McKesson HBOC Inc. ...............         32,430         731,702
  Service Corp. International ......         33,800         234,487
  Shared Medical Systems Corp. .....          2,300         117,156
  Smith (A.O.) Corp. ...............        105,450       2,306,719
  Tenet Healthcare Corp.(a) ........        279,700       6,572,950
  Triad Hospitals, Inc.(a) .........         10,552         159,599
  Wellpoint Health Networks Inc. ...          6,000         395,625
                                                     --------------
                                                         22,700,751
                                                     --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.2%
  Clorox Co.(b) ....................         27,800       1,400,425
  Kimberly-Clark Corp. .............         68,200       4,450,050
  Leggett & Platt, Inc. ............        125,700       2,694,694
                                                     --------------
                                                          8,545,169
                                                     --------------
HOUSING RELATED -- 0.5%
  Armstrong World Industries,
    Inc. ...........................          4,100         136,838
  Fleetwood Enterprises, Inc. ......          3,400          70,125
  Hanson, PLC, ADR, (United
    Kingdom) .......................        309,562      12,517,913
  Kaufman & Broad Home Corp. .......          6,100         147,544
  Lowe's Companies, Inc. ...........         46,500       2,778,375
  Masco Corp. ......................         46,900       1,190,088
  Maytag Corp. .....................         11,000         528,000
  Newell Rubbermaid Inc.(b) ........         36,814       1,067,606
  Owens Corning(b) .................        106,900       2,064,506
  Stanley Works ....................         11,000         331,375
  Tupperware Corp. .................          9,600         162,600
  Whirlpool Corp. ..................          9,500         618,094
                                                     --------------
                                                         21,613,064
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B16

DECEMBER 31, 1999

                                                         VALUE
COMMON                                   SHARES         (NOTE 2)
STOCKS (CONTINUED)                    -------------  --------------
INSTRUMENT-CONTROLS -- 0.1%
  Johnson Controls, Inc. ...........         10,900  $      619,937
  PerkinElmer, Inc. ................          7,100         295,981
  PE Corp-PE Biosystems Group. .....         12,200       1,467,812
                                                     --------------
                                                          2,383,730
                                                     --------------
INSURANCE -- 1.5%
  Aetna, Inc. ......................         18,200       1,015,787
  Allstate Corp. ...................         99,700       2,392,800
  American General Corp. ...........         30,700       2,329,362
  American International Group,
    Inc. ...........................        193,553      20,927,918
  Aon Corp.(b) .....................         32,500       1,300,000
  Berkley (W.R.) Corp. .............         42,400         885,100
  Chubb Corp. ......................         74,500       4,195,281
  CIGNA Corp. ......................         25,000       2,014,062
  Cincinnati Financial Corp. .......         19,100         595,681
  Conseco, Inc. ....................         38,621         690,350
  Financial Security Assurance
    Holdings Ltd. ..................         34,000       1,772,250
  Hartford Financial Services Group,
    Inc. ...........................         27,500       1,302,812
  Jefferson-Pilot Corp. ............         13,100         894,075
  Lincoln National Corp. ...........         25,800       1,032,000
  Loews Corp. ......................         42,400       2,573,150
  Marsh & McLennan Companies,
    Inc. ...........................         33,100       3,167,256
  MBIA, Inc. .......................         13,000         686,563
  MGIC Investment Corp.(b) .........         13,900         836,606
  Progressive Corp. ................          9,400         687,375
  Reinsurance Group of America,
    Inc. ...........................        173,325       4,809,769
  SAFECO Corp. .....................        100,600       2,502,425
  St. Paul Companies, Inc. .........         28,600         963,463
  Torchmark Corp. ..................        118,400       3,441,000
  Trenwick Group, Inc. .............         64,850       1,098,397
  United Healthcare Corp. ..........         22,000       1,168,750
  UnumProvident Corp.(b) ...........         29,110         933,339
                                                     --------------
                                                         64,215,571
                                                     --------------
LEISURE -- 0.3%
  Brunswick Corp. ..................          9,000         200,250
  Carnival Corp. (Class "A"
    Stock) .........................         80,500       3,848,906
  Disney (Walt) Co. ................        260,300       7,613,775
  Harrah's Entertainment,
    Inc.(a) ........................         15,800         417,713
  Hilton Hotels Corp. ..............         30,300         291,638
  Marriott International, Inc.
    (Class "A" Stock) ..............         28,900         912,156
  Mirage Resorts, Inc.(a) ..........         23,600         361,375
                                                     --------------
                                                         13,645,813
                                                     --------------
MACHINERY -- 0.3%
  Briggs & Stratton Corp. ..........          2,200         117,975
  Caterpillar, Inc. ................         44,300       2,084,869
  Commercial Intertech Corp. .......         28,300         360,825
  Cooper Industries, Inc. ..........         12,800         517,600
  Deere & Co. ......................         28,000       1,214,500
  Dover Corp. ......................         25,700       1,166,138
  Eaton Corp. ......................          8,200         595,525
  Flowserve Corp. ..................         39,486         671,262
  Ingersoll-Rand Co. ...............         21,400       1,178,338
  Milacron, Inc. ...................          6,300          96,863
  Paxar Corp. ......................        229,925       1,939,992
  Snap-On, Inc. ....................          9,500         252,344
  Timken Co. .......................          9,900         202,331
                                                     --------------
                                                         10,398,562
                                                     --------------
                                                         VALUE
COMMON                                   SHARES         (NOTE 2)
STOCKS (CONTINUED)                    -------------  --------------
MANUFACTURING -- 0.3%
  Hussmann International, Inc. .....        122,100  $    1,839,131
  Illinois Tool Works, Inc.(b) .....         32,000       2,162,000
  Tyco International Ltd. ..........        210,022       8,164,605
                                                     --------------
                                                         12,165,736
                                                     --------------
MEDIA -- 1.5%
  CBS Corp.(a) .....................        161,547      10,328,911
  Central Newspapers,
    Inc.(Class "A" Stock) ..........        100,000       3,937,500
  Clear Channel Communications,
    Inc.(a)(b) .....................         40,900       3,650,325
  Comcast Corp. (Special Class "A"
    Stock)(b) ......................         93,800       4,713,450
  Donnelley (R.R.) & Sons Co. ......         15,700         389,556
  Dow Jones & Co., Inc. ............         10,600         720,800
  Gannett Co., Inc. ................         34,400       2,805,750
  Houghton Mifflin Co. .............         58,700       2,476,406
  Interpublic Group of Companies,
    Inc. ...........................         35,600       2,053,675
  Knight-Ridder, Inc.(b) ...........         67,800       4,034,100
  Lee Enterprises, Inc. ............         50,900       1,625,619
  McGraw-Hill, Inc. ................         23,700       1,460,513
  Mediaone Group, Inc.(b) ..........         77,700       5,968,331
  Meredith Corp. ...................          5,500         229,281
  New York Times Co. (Class "A"
    Stock)(b) ......................         22,900       1,124,963
  Time Warner, Inc. ................        157,800      11,430,638
  Times Mirror Co. (Class "A"
    Stock) .........................          8,900         596,300
  Tribune Co. ......................         30,000       1,651,875
  Viacom, Inc. (Class "B"
    Stock)(a) ......................         87,600       5,294,325
                                                     --------------
                                                         64,492,318
                                                     --------------
METALS-FERROUS -- 0.2%
  AK Steel Holding Corp. ...........        146,900       2,772,738
  Allegheny Technologies, Inc. .....         12,200         273,738
  Bethlehem Steel Corp.(a) .........        241,500       2,022,563
  Material Sciences Corp.(a) .......         96,900         987,169
  National Steel Corp. (Class "B"
    Stock)(a) ......................         36,000         267,750
  Nucor Corp. ......................         10,500         575,531
  USX-U.S. Steel Group, Inc. .......         94,100       3,105,300
  Worthington Industries, Inc. .....          9,200         152,375
                                                     --------------
                                                         10,157,164
                                                     --------------
METALS-NON FERROUS -- 0.7%
  Alcan Aluminum Ltd.(b) ...........         26,700       1,099,706
  Alcoa, Inc. ......................        326,300      27,082,900
  Inco Ltd. ........................         26,200         615,700
  Reynolds Metals Co. ..............          8,200         628,325
                                                     --------------
                                                         29,426,631
                                                     --------------
MINERAL RESOURCES -- 0.0%
  Burlington Resources, Inc.(b) ....         23,300         770,356
  Homestake Mining Co. .............         33,100         258,594
  Phelps Dodge Corp. ...............          8,393         563,380
                                                     --------------
                                                          1,592,330
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B17

DECEMBER 31, 1999

                                                         VALUE
COMMON                                   SHARES         (NOTE 2)
STOCKS (CONTINUED)                    -------------  --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.4%
  AES Corp. ........................         24,000  $    1,794,000
  Crane Co. ........................         10,800         214,650
  Danaher Corp. ....................         17,400         839,550
  Donaldson Co., Inc. ..............        109,200       2,627,625
  Ecolab, Inc. .....................         16,700         653,388
  IDEX Corp.(b) ....................         60,100       1,825,538
  ITT Industries, Inc. .............         10,700         357,781
  Mark IV Industries, Inc. .........         86,542       1,530,712
  Millipore Corp. ..................          6,800         262,650
  NACCO Industries, Inc. (Class "A"
    Stock) .........................          1,300          72,231
  Pall Corp. .......................         13,800         297,563
  PPG Industries, Inc. .............         21,100       1,320,069
  Textron, Inc. ....................         19,300       1,480,069
  Thermo Electron Corp.(a) .........         20,900         313,500
  Trinity Industries, Inc. .........         52,200       1,484,438
  Wolverine Tube, Inc.(a) ..........         37,000         522,625
  York International Corp. .........         59,100       1,621,556
                                                     --------------
                                                         17,217,945
                                                     --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.2%
  American Greetings Corp.
    (Class "A" Stock) ..............          8,200         193,725
  Black & Decker Corp. .............         10,400         543,400
  Corning, Inc. ....................         30,200       3,893,913
  Jostens, Inc. ....................          6,100         148,306
  Minnesota Mining & Manufacturing
    Co. ............................         50,000       4,893,750
  Polaroid Corp. ...................          7,000         131,688
                                                     --------------
                                                          9,804,782
                                                     --------------
OIL & GAS -- 1.9%
  Amerada Hess Corp. ...............         11,100         629,925
  Anadarko Petroleum Corp. .........         15,100         515,288
  Ashland, Inc. ....................          9,400         309,613
  Atlantic Richfield Co. ...........         41,300       3,572,450
  Basin Exploration, Inc.(a) .......         17,400         306,675
  Cabot Oil & Gas Corp. (Class "A"
    Stock) .........................         88,600       1,423,138
  Chevron Corp. ....................         82,800       7,172,550
  Coastal Corp. ....................         26,100         924,919
  Eastern Enterprises ..............          3,200         183,800
  Exxon Mobil Corp. ................        430,270      34,663,627
  Kerr-McGee Corp. .................         10,525         652,550
  Murphy Oil Corp. .................         27,600       1,583,550
  NICOR, Inc. ......................          4,900         159,250
  Noble Affiliates, Inc. ...........         50,900       1,091,169
  Ocean Energy Inc .................         63,700         493,675
  Phillips Petroleum Co. ...........         32,600       1,532,200
  Pioneer Natural Resources Co. ....        435,944       3,896,250
  Royal Dutch Petroleum Co. ........        267,500      16,167,031
  Sunoco, Inc. .....................         10,100         237,350
  Texaco, Inc. .....................         68,000       3,693,250
  Unocal Corp. .....................         30,900       1,037,081
  USX-Marathon Group ...............         36,900         910,969
  Western Gas Resources, Inc. ......        103,000       1,358,313
                                                     --------------
                                                         82,514,623
                                                     --------------
                                                         VALUE
COMMON                                   SHARES         (NOTE 2)
STOCKS (CONTINUED)                    -------------  --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
  Baker Hughes, Inc. ...............         40,150  $      845,659
  Conoco, Inc (Class "B") ..........         68,394       1,701,301
  EOG Resources, Inc. ..............         48,400         850,025
  Occidental Petroleum Corp. .......         41,300         893,113
  Transocean Sedco Forex, Inc. .....         13,397         451,315
  Union Pacific Resources Group,
    Inc. ...........................         29,700         378,675
                                                     --------------
                                                          5,120,088
                                                     --------------
OIL & GAS SERVICES -- 0.5%
  Apache Corp. .....................         15,000         554,063
  Enron Corp. ......................         89,000       3,949,375
  Halliburton Co. ..................         55,500       2,233,875
  Helmerich & Payne, Inc. ..........          7,900         172,319
  McDermott International, Inc. ....        401,600       3,639,500
  ONEOK, Inc. ......................          4,900         123,113
  Rowan Companies, Inc.(a) .........          9,600         208,200
  Schlumberger Ltd.(b) .............         69,200       3,892,500
  Tosco Corp. ......................          9,000         244,688
  Total SA (Class "B" Stock),
    (France) .......................         79,933       5,535,360
                                                     --------------
                                                         20,552,993
                                                     --------------
PRECIOUS METALS -- 0.1%
  Apex Silver Mines Ltd. ...........         82,200         981,263
  Barrick Gold Corp. ...............         50,600         894,988
  Freeport-McMoRan Copper & Gold,
    Inc. (Class "B" Stock) .........         21,300         449,963
  Newmont Mining Corp. .............         24,500         600,250
  Placer Dome, Inc. ................         32,700         351,525
  Stillwater Mining Co.(a) .........         75,000       2,390,625
                                                     --------------
                                                          5,668,614
                                                     --------------
RAILROADS -- 0.1%
  Burlington Northern Santa Fe
    Corp. ..........................         60,700       1,471,975
  CSX Corp. ........................         27,600         865,950
  Kansas City Southern Industries,
    Inc. ...........................         13,300         992,513
  Norfolk Southern Corp. ...........         46,800         959,400
  Union Pacific Corp. ..............         30,800       1,343,650
                                                     --------------
                                                          5,633,488
                                                     --------------
REAL ESTATE INVESTMENT TRUST -- 0.3%
  Crescent Real Estate Equities
    Co. ............................        336,700       6,186,863
  Equity Residential Properties
    Trust ..........................         37,700       1,609,319
  Vornado Realty Trust .............        185,200       6,019,000
                                                     --------------
                                                         13,815,182
                                                     --------------
RESTAURANTS -- 0.2%
  Darden Restaurants, Inc. .........         18,200         329,875
  McDonald's Corp. .................        171,500       6,913,594
  Tricon Global Restaurants,
    Inc.(a) ........................         19,000         733,875
  Wendy's International, Inc. ......         15,500         319,688
                                                     --------------
                                                          8,297,032
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B18

DECEMBER 31, 1999

                                                        VALUE
COMMON                                   SHARES         (NOTE 2)
STOCKS (CONTINUED)                    -------------  --------------
RETAIL -- 2.8%
  Albertson's, Inc. ................         54,566  $    1,759,754
  AutoZone, Inc.(a) ................         19,800         639,788
  Bed Bath & Beyond, Inc. ..........          8,000         278,000
  Best Buy Co., Inc.(a) ............         22,000       1,104,125
  Charming Shoppes, Inc.(a) ........        811,300       5,374,863
  Circuit City Stores, Inc. ........         25,800       1,162,613
  Consolidated Stores Corp. ........         12,400         201,500
  Costco Wholesale Corp.(b) ........         28,200       2,573,250
  CVS Corp. ........................         48,400       1,932,975
  Dayton-Hudson Corp. ..............         55,200       4,053,750
  Dillard's, Inc. ..................         43,700         882,194
  Dollar General Corporation .......         28,125         639,844
  Federated Department Stores,
    Inc.(a) ........................         26,400       1,334,850
  Great Atlantic & Pacific Tea Co.,
    Inc. ...........................          6,000         167,250
  Harcourt General, Inc. ...........          8,000         322,000
  Home Depot, Inc. .................        280,350      19,221,497
  Huttig Building Products, Inc. ...          2,400          11,849
  IKON Office Solutions, Inc. ......         17,100         116,494
  J.C. Penney Co., Inc. ............         33,100         659,931
  Kmart Corp.(a) ...................        638,100       6,420,881
  Kohl's Corp.(a) ..................         20,300       1,465,406
  Kroger Co.(a) ....................        107,946       2,037,481
  Liz Claiborne, Inc. ..............         10,500         395,063
  Longs Drug Stores, Inc. ..........          6,100         157,456
  May Department Stores Co. ........         41,900       1,351,275
  Nordstrom, Inc. ..................         17,500         458,281
  Office Depot, Inc. ...............         34,500         377,344
  Pep Boys - Manny, Moe & Jack .....          6,927          63,209
  Rite Aid Corp. ...................         31,400         351,288
  Safeway, Inc.(a) .................         62,900       2,236,881
  Sears, Roebuck & Co. .............         48,900       1,488,394
  Sherwin-Williams Co. .............         21,800         457,800
  Staples, Inc.(a) .................         59,500       1,234,625
  Supervalu, Inc. ..................         13,000         260,000
  Tandy Corp. ......................         25,400       1,249,363
  The Gap, Inc. ....................        109,300       5,027,800
  The Limited, Inc. ................        198,053       8,578,171
  TJX Companies, Inc. ..............         40,600         829,763
  Toys 'R' Us, Inc.(a) .............        146,500       2,096,781
  Wal-Mart Stores, Inc.(b) .........        553,100      38,233,038
  Walgreen Co. .....................        124,200       3,632,850
  Winn-Dixie Stores, Inc. ..........         17,500         418,906
                                                     --------------
                                                        121,258,583
                                                     --------------
RUBBER -- 0.0%
  Cooper Tire & Rubber Co. .........          9,300         144,731
  Goodyear Tire & Rubber Co. .......         59,400       1,674,338
                                                     --------------
                                                          1,819,069
                                                     --------------
                                                         VALUE
COMMON                                   SHARES         (NOTE 2)
STOCKS (CONTINUED)                    -------------  --------------
TELECOMMUNICATIONS -- 4.7%
  ADC Telecommunications,
    Inc.(a) ........................         14,000  $    1,015,875
  AFLAC Inc. .......................         30,000       1,415,625
  Alcatel Alsthom, ADR,
    (France)(b) ....................        124,900       5,620,500
  Alltel Corp. .....................         35,800       2,960,213
  Andrew Corp.(a) ..................          9,900         187,481
  AT&T Corp.(b) ....................        397,748      20,185,711
  Bell Atlantic Corp. ..............        194,900      11,998,531
  BellSouth Corp. ..................        235,600      11,029,025
  CenturyTel, Inc. .................         15,400         729,575
  General Instrument Corp. .........         21,000       1,785,000
  Global Crossing Ltd.(a) ..........         88,690       4,434,500
  GTE Corp. ........................        122,800       8,665,075
  Lucent Technologies, Inc. ........        383,755      28,709,671
  MCI Worldcom, Inc. ...............        350,421      18,594,214
  Motorola, Inc. ...................         77,100      11,352,975
  Nextel Communications, Inc.
    (Class "A" Stock)(a)(b) ........         42,300       4,362,188
  Nortel Networks Corp.(b) .........        164,980      16,662,980
  QUALCOMM, Inc.(b) ................         79,600      14,029,500
  SBC Communications, Inc. .........        426,308      20,782,515
  Scientific-Atlanta, Inc. .........          8,400         467,250
  Sprint Corp.(b) ..................        108,600       7,310,138
  Sprint Corp. (PCS Group) .........         55,450       5,683,625
  Tellabs, Inc.(a) .................         49,100       3,151,606
  US West, Inc. ....................         63,660       4,583,520
                                                     --------------
                                                        205,717,293
                                                     --------------
TEXTILES -- 0.0%
  National Service Industries,
    Inc. ...........................          4,000         118,000
  Russell Corp. ....................          5,700          95,475
  Springs Industries, Inc. .........          3,200         127,800
  VF Corp. .........................         15,600         468,000
                                                     --------------
                                                            809,275
                                                     --------------
TOBACCO -- 0.1%
  R.J. Reynolds Tobacco Holdings,
    Inc. ...........................         94,066       1,657,913
  UST, Inc. ........................         22,700         571,756
                                                     --------------
                                                          2,229,669
                                                     --------------
TOYS -- 0.0%
  Hasbro, Inc. .....................         25,500         486,094
  Mattel, Inc. .....................         47,151         618,857
                                                     --------------
                                                          1,104,951
                                                     --------------
TRUCKING/SHIPPING -- 0.1%
  Federal Express Corp.(a) .........         36,400       1,490,125
  Ryder System, Inc. ...............          9,000         219,938
  Yellow Corp.(a) ..................         43,600         733,025
                                                     --------------
                                                          2,443,088
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B19

DECEMBER 31, 1999

                                                         VALUE
COMMON STOCKS                                           (NOTE 2)
(CONTINUED)                           -------------  --------------
UTILITIES - ELECTRICAL & GAS -- 0.5%
  Ameren Corp.(b) ..................         17,700  $      579,675
  American Electric Power Co.,
    Inc.(b) ........................         23,500         754,938
  Carolina Power & Light Co. .......         20,000         608,750
  Central & South West Corp.(b) ....         27,600         552,000
  CINergy Corp. ....................         19,600         472,850
  CMS Energy Corp. .................         13,000         405,438
  Consolidated Edison, Inc.(b) .....         28,100         969,450
  Constellation Energy Group .......         18,400         533,600
  Dominion Resources, Inc.(b) ......         24,300         953,775
  DTE Energy Co. ...................         19,200         602,400
  Duke Energy Corp. ................         46,200       2,315,775
  Edison International .............         45,700       1,196,769
  Entergy Corp. ....................         29,800         767,350
  FirstEnergy Corp.(a) .............         31,300         710,119
  Florida Progress Corp. ...........          7,000         296,188
  FPL Group, Inc. ..................         23,200         993,250
  GPU, Inc. ........................         16,400         490,975
  New Century Energies, Inc. .......         15,000         455,625
  Niagara Mohawk Holdings
    Inc.(a) ........................         22,600         314,988
  Northern States Power Co. ........         17,700         345,150
  Pacific Gas & Electric, Co. ......         47,200         967,600
  PECO Energy Co. ..................         23,200         806,200
  Pinnacle West Capital Corp. ......          3,000          91,688
  PP&L Resources, Inc. .............         20,200         462,075
  Public Service Enterprise
    Group, Inc......................         28,800       1,002,600
  Reliant Energy, Inc. .............         39,100         894,413
  Southern Co.(b) ..................         89,400       2,100,900
  Texas Utilities Co. ..............         35,800       1,273,138
  Unicom Corp. .....................         27,400         917,900
                                                     --------------
                                                         22,835,579
                                                     --------------
WASTE MANAGEMENT -- 0.0%
  Allied Waste Industries, Inc. ....         10,000          88,125
  Waste Management, Inc. ...........         77,142       1,325,878
                                                     --------------
                                                          1,414,003
                                                     --------------
TOTAL COMMON STOCKS
  (cost $1,366,247,177)............................   1,826,564,329
                                                     --------------
PREFERRED STOCKS -- 0.9%
FINANCIAL SERVICES -- 0.7%
  Central Hispano Capital Corp., ...      1,225,900      30,798,669
                                                     --------------
TELECOMMUNICATIONS -- 0.2%
  Telecomunicacoes Brasileiras S.A.,
    ADR(b) .........................         50,200       6,450,700
                                                     --------------
TOTAL PREFERRED STOCKS
  (cost $36,227,123)...............................      37,249,369
                                                     --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $3,645,523,405)............................   4,027,176,265
                                                     --------------

                                 MOODY'S
                                 RATING      PRINCIPAL
                               (UNAUDITED)    AMOUNT         VALUE
SHORT-TERM                     -----------   ---------   --------------
INVESTMENTS -- 18.9%                           (000)         (000)
COMMERCIAL PAPER -- 11.5%
  Baker Hughes, Inc.,
    4.75%, 01/03/00 .........      P1        $   1,000          999,736
  Barton Capital Corp,
    5.94%, 01/21/00(c) ......      P1           20,000       19,940,600
    6.20%, 01/20/00 .........      P1           10,000        9,967,278
    6.29%, 01/10/00 .........      P1              500          499,214
    6.00%, 01/14/00(c) ......      P1            5,430        5,420,045
                                 MOODY'S
                                 RATING      PRINCIPAL
SHORT-TERM                     (UNAUDITED)    AMOUNT         VALUE
INVESTMENTS                    -----------   ---------   --------------
(CONTINUED)                                    (000)         (000)
COMMERCIAL PAPER (CONT'D.)
Bayerische Landesbank,
    5.98%, 02/23/00 .........      P1        $     570   $      564,982
  Bell Atlantic Corp.,
    5.20%, 01/07/00 .........      P1            1,016        1,015,120
  BMW U.S. Capital,
    5.00%, 01/04/00 .........      P1            1,000          999,583
  Central & SouthWest Corp.,
    7.20%, 01/21/00(c) ......      P2           25,000       24,910,000
  Clipper Receivables Corp.,
    6.12%, 01/24/00 .........      P1           12,554       12,504,914
  Coca Cola Enterprises,
    5.25%, 01/03/00 .........      NR            1,000          999,708
  Comdisco, Inc.,
    6.45%, 01/28/00(c) ......      P2           10,000        9,955,208
    6.55%, 01/28/00(c) ......      P2           15,000       14,931,771
  Cox Enterprises, Inc.,
    6.85%, 01/21/00(c) ......      P2           26,000       25,910,950
  Duke Energy Corp,
    5.00%, 01/03/00 .........      P1            1,000          999,722
  Falcon Asset Securitization
    Corp.,
    6.00%, 01/11/00(c) ......      P1           40,000       39,946,667
  Ford Motor Credit Corp,
    5.40%, 01/04/00 .........      P1            1,000          999,550
  GTE Funding, Inc.,
    6.03%, 01/10/00(c) ......      P1           25,000       24,970,688
  Heller Financial, Inc.,
    6.00%, 01/13/00(c) ......      P2           12,500       12,479,167
    6.05%, 01/14/00(c) ......      P2           10,000        9,981,514
  Kerr McGee Credit LLC,
    6.45%, 01/14/00(c) ......      P2           10,000        9,980,292
    6.50%, 01/13/00(c) ......      P2           33,000       32,940,417
  Keyspan Corp.,
    6.50%, 01/12/00(c) ......      P2           43,000       42,930,125
  Merrill Lynch & Co. Inc,
    6.12%, 01/18/00 .........      P1            1,000          997,110
  Morgan (J.P.) & Co., Inc.,
    5.96%, 03/13/00 .........      P1            1,005          993,020
  National Australia Fund,
    5.00%, 01/04/00 .........      P1            1,000          999,583
  Novartis Financial Corp.,
    5.50%, 01/05/00 .........      P1            1,000          999,389
  Old Line Funding Corp,
    6.01%, 01/12/00(c) ......      P1           22,990       22,955,458
    6.33%, 01/12/00 .........      P1            8,500        8,483,560
  Svenska Handelsbank, Inc.,
    6.07%, 01/14/00(c) ......      P1           50,000       50,000,000
  Thunder Bay Funding,
    6.27%, 01/13/00 .........      P1            1,100        1,097,701
  Triple-A One Funding, Inc.,
    6.01%, 01/12/00(c) ......      NR           21,051       21,019,371
    6.27%, 01/14/00 .........      NR           33,373       33,297,438
    6.34%, 01/19/00 .........      NR              442          440,599
  UBS Finance (Delaware),
    4.50%, 01/04/00 .........      NR            1,000          999,625
  Windmill Funding Corp.,
    6.38%, 01/07/00(c) ......      NR           58,000       57,958,884
                                                         --------------
                                                            504,088,989
                                                         --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B20

DECEMBER 31, 1999

                                 MOODY'S
                                 RATING      PRINCIPAL
SHORT-TERM                     (UNAUDITED)    AMOUNT         VALUE
INVESTMENTS                    -----------   ---------   --------------
(CONTINUED)                       (000)         (000)
OTHER CORPORATE OBLIGATIONS -- 3.6%
  Advanta Corp.,
    7.50%, 08/28/00 .........      Ba2       $  35,000   $   34,638,100
  Bear Stearns & Co.,
    6.50%, 07/05/00 .........      A2           20,000       19,976,000
  Camden Property Trust,
    7.23%, 10/30/00 .........     Baa2          22,000       21,918,600
  Carnival Corp.,
    5.65%, 10/15/00 .........      A2            5,000        4,953,450
  Comdisco, Inc.,
    5.94%, 04/13/00 .........     Baa1          12,500       12,461,250
  Equity Residential
    Properties Trust,
    6.15%, 09/15/00 .........      A3           45,000       44,631,000
  ICI Wilmington Inc.,
    9.50%, 11/15/00 .........     Baa1           8,000        8,154,640
  ITT Corp.,
    6.25%, 11/15/00 .........     Baa2           5,253        5,150,724
  Safeway Stores Inc.,
    5.75%, 11/15/00 .........     Baa2           6,000        5,946,960
                                                         --------------
                                                            157,830,724
                                                         --------------

REPURCHASE AGREEMENT -- 2.0%
  Joint Repurchase Agreement Account,
    2.875%, 01/03/00 (Note 5) ..........     87,560       87,560,000
                                                      --------------

TIME DEPOSITS -- 1.7%
  Abbey National Treasury
    Services,
    9.50%, 01/04/00(c) ......      P1           50,000       50,000,000
  Banque Nationale de Paris,
    2.00%, 01/03/00(c) ......      P1            3,345        3,345,000
  Chase Manhattan Corp.,
    5.50%, 01/03/00(c) ......      P1           10,000       10,000,000
  Deutsche Bank,
    5.00%, 01/03/00(c) ......      P1           13,000       13,000,000
                                                         --------------
                                                             76,345,000
                                                         --------------

                                          PRINCIPAL
SHORT-TERM                                 AMOUNT         VALUE
INVESTMENTS                               ---------   --------------
(CONTINUED)                                 (000)         (000)
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.1%
  United States Treasury Bill,
    5.196%, 03/16/00(d) ................  $   1,800   $    1,780,515
                                                      --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $828,802,279)..............................      827,605,228
                                                      --------------
TOTAL INVESTMENTS -- 110.7%
  (cost $4,474,325,684: Note 6)....................    4,854,781,493
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (e).....
                                                            (125,094)
LIABILITIES IN EXCESS OF OTHER ASSETS -- 10.7%.....     (467,516,168)
                                                      --------------
TOTAL NET ASSETS -- 100%...........................   $4,387,140,231
                                                      ==============

The following abbreviations are used in portfolio descriptions:
  AG       Aktiengesellschaft (German Stock Company)
  ADR      American Depository Receipt
  GDR      Global Depository Receipt
  L.P.     Limited Partnership
  M.T.N.   Medium Term Note
  SA       Sociedad Aronime (Spanish Corporation) or Societe
           Aronyme (French Corporation)

(a)  Non-income producing security.

(b) Portion of securities on loan with an aggregate market value of $481,860,900, cash collateral of $504,046,862 was received with which the portfolio purchased securities.

(c) Represents securities purchased with cash collateral received for securities on loan.

(d)  Security segregated as collateral for futures contracts.

(e) Open futures contracts as of December 31, 1999 are as follows:

                                                                       VALUE AT
      NUMBER OF                            EXPIRATION   VALUE AT     DECEMBER 31,    APPRECIATION/
      CONTRACTS               TYPE            DATE     TRADE DATE        1999        DEPRECIATION
Long Position:
         88            U.S. T-Bond          Mar 00     $ 8,310,500    $ 8,002,500      $(308,000)
         93            U.S. Treasury 10yr   Mar 00       9,129,680      8,914,922       (214,758)
         20            S&P 500 Index        Mar 00       7,175,150      7,421,000        245,850
         193           U.S. Treasury 5yr    Mar 00      19,161,703     18,917,016       (244,687)
                                                                                       ---------
                                                                                       $(521,595)
                                                                                       =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B21

                           FLEXIBLE MANAGED PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS
-- 89.3%
                                                        VALUE
                                         SHARES        (NOTE 2)
COMMON STOCKS -- 54.2%                ------------- --------------
AEROSPACE -- 0.9%
  Boeing Co. .......................        123,500 $    5,132,969
  GenCorp, Inc. ....................        403,900      3,988,512
  General Dynamics Corp. ...........         22,200      1,171,050
  Goodrich (B.F.) Co. ..............         10,600        291,500
  Honeywell International, Inc. ....         99,912      5,763,673
  Litton Industries, Inc. (a).......        306,000     15,261,750
  Lockheed Martin Corp. ............         48,900      1,069,687
  Northrop Grumman Corp. ...........          8,500        459,531
  Parker-Hannifin Corp. ............        189,500      9,723,719
  Raytheon Co. (Class "B" Stock) ...         44,100      1,171,406
  United Technologies Corp. ........         61,600      4,004,000
                                                    --------------
                                                        48,037,797
                                                    --------------
AIRLINES -- 1.2%
  AMR Corp. ........................        638,000     42,746,000
  Delta Air Lines, Inc. ............         17,800        886,662
  Southwest Airlines Co. ...........         61,800      1,000,387
  US Airways Group, Inc. (a)........        472,500     15,149,531
                                                    --------------
                                                        59,782,580
                                                    --------------
APPAREL -- 0.1%
  Nike, Inc. (Class "B" Stock) .....         37,900      1,878,419
  Reebok International Ltd. ........          9,100         74,506
  Titan International, Inc. ........        415,700      2,702,050
                                                    --------------
                                                         4,654,975
                                                    --------------
AUTOS - CARS & TRUCKS -- 1.1%
  Cummins Engine Co., Inc. .........          4,800        231,900
  Dana Corp. .......................         21,350        639,166
  Ford Motor Co. ...................        314,400     16,800,750
  General Motors Corp. .............        425,700     30,943,069
  Genuine Parts Co. (b).............         21,500        533,469
  Johnson Controls, Inc. ...........         11,600        659,750
  MascoTech, Inc. ..................        388,000      4,922,750
  Midas, Inc. ......................         90,866      1,987,694
  Navistar International Corp.
    (a).............................          6,100        288,987
  PACCAR, Inc. .....................         10,000        443,125
  TRW, Inc. ........................         12,800        664,800
                                                    --------------
                                                        58,115,460
                                                    --------------
BANKS AND SAVINGS & LOANS -- 1.6%
  AmSouth Bancorporation ...........         34,500        666,281
  Banc One Corp. ...................        149,764      4,801,808
  Bank of New York Co., Inc. .......         97,400      3,896,000
  BankAmerica Corp. ................        219,241     11,003,158
  BB&T Corp. .......................         39,500      1,081,312
  Chase Manhattan Corp. ............        104,400      8,110,575
  Comerica, Inc. ...................         19,000        887,062
  First Union Corp. ................        122,700      4,026,094
  Firstar Corp. ....................        127,247      2,688,093
  Fleet Boston Financial Corp. .....        117,551      4,092,244
  Golden West Financial Corp. ......         19,200        643,200
  Hanvit Bank-GDR ..................        976,500      6,225,187
  Huntington Bancshares, Inc. ......         29,392        701,734
  KeyCorp. .........................         54,900      1,214,662
  Mellon Financial Corp. ...........         64,200      2,186,812
  Morgan (J.P.) & Co., Inc. ........         22,900      2,899,712
  National City Corp. ..............         78,200      1,852,362
  Northern Trust Corp. .............         27,000      1,431,000
  PNC Bank Corp. ...................         38,600      1,717,700
  Providian Financial Corp. ........         17,900      1,630,019
  Regions Financial Corp. ..........         28,100        706,012
  Republic New York Corp. ..........         13,500        972,000
  SouthTrust Corp. .................         19,000        718,437
  Summit Bancorp (b)................         21,100        646,187
  Suntrust Banks, Inc. .............         40,400      2,780,025

COMMON                                                  VALUE
STOCKS (CONTINUED)                       SHARES        (NOTE 2)
                                      ------------- --------------
BANKS AND SAVINGS & LOANS (CONT'D)
  Synovus Financial Corp. ..........         35,100 $      697,612
  U.S. Bancorp. ....................         91,500      2,178,844
  Union Planters Corp. .............         18,000        709,875
  Wachovia Corp. ...................         25,200      1,713,600
  Wells Fargo & Co. ................        207,300      8,382,694
                                                    --------------
                                                        81,260,301
                                                    --------------
BUSINESS SERVICES
  Equifax, Inc. ....................         17,100        402,919
  Omnicom Group, Inc. (b)...........         22,700      2,270,000
                                                    --------------
                                                         2,672,919
                                                    --------------
CHEMICALS -- 1.2%
  Air Products & Chemicals, Inc. ...         28,900        969,956
  Dow Chemical Co. .................         27,900      3,728,137
  Du Pont (E.I.) de Nemours &
    Co. ............................        134,149      8,837,065
  Eastman Chemical Co. .............          9,800        467,337
  Engelhard Corp. ..................         15,600        294,450
  Ferro Corp. ......................        553,650     12,180,300
  FMC Corp. (a).....................          3,500        200,594
  Grace (W.R.) & Co ................          8,000        111,000
  Great Lakes Chemical Corp. .......          6,500        248,219
  Hercules, Inc. ...................         11,900        331,712
  Lyondell Chemical Co. ............        329,000      4,194,750
  Millennium Chemicals, Inc. .......        601,600     11,881,600
  Monsanto Co. .....................         79,300      2,825,062
  OM Group, Inc. ...................        260,300      8,964,081
  Omnova Solutions, Inc. ...........        403,900      3,130,225
  Praxair, Inc. ....................         19,800        996,187
  Rohm & Haas Co. ..................         27,158      1,104,991
  Sigma-Aldrich Corp. ..............         11,600        348,725
  Union Carbide Corp. ..............         15,600      1,041,300
                                                    --------------
                                                        61,855,691
                                                    --------------
CIRCUITS
  Analog Devices, Inc. .............         19,000      1,767,000
                                                    --------------
COMMERCIAL SERVICES
  Cendant Corp. (a).................         94,000      2,496,875
  Deluxe Corp. .....................          9,000        246,937
  Quintiles Transnational Corp. ....          6,000        112,125
                                                    --------------
                                                         2,855,937
                                                    --------------
COMPUTER SERVICES -- 4.3%
  3Com Corp. (a)....................         45,500      2,138,500
  Adaptec, Inc. (a).................          7,000        349,125
  Adobe Systems, Inc. ..............         13,200        887,700
  America Online, Inc. (a)(b).......        275,600     20,790,575
  Autodesk, Inc. ...................          7,600        256,500
  Automatic Data Processing,
    Inc. ...........................         80,600      4,342,325
  BMC Software, Inc. (a)............         29,200      2,334,175
  Cabletron Systems, Inc. (a).......         25,600        665,600
  Ceridian Corp. (a)................         18,600        401,062
  Cisco Systems, Inc. (a)...........        409,100     43,824,837
  Citrix Systems, Inc. .............          9,000      1,107,000
  Computer Associates International,
    Inc. ...........................         69,400      4,853,662
  Computer Sciences Corp. (a).......         20,000      1,892,500
  Compuware Corp. (a)...............         48,000      1,788,000
  Comverse Technology, Inc. (a).....          7,300      1,056,675
  Electronic Data Systems Corp. ....         62,600      4,190,287
  EMC Corp. (a)(b)..................        127,168     13,893,104
  First Data Corp. .................         54,600      2,692,462
  Lexmark International Group,
    Inc. ...........................         12,884      1,166,002
  Microsoft Corp. (a)...............        642,300     74,988,525
  Novell, Inc. (a)..................         43,500      1,737,281
  Oracle Corp. (a)(b)...............        180,550     20,232,884

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B22

DECEMBER 31, 1999

COMMON                                                  VALUE
STOCKS (CONTINUED)                       SHARES        (NOTE 2)
                                      ------------- --------------
COMPUTER SERVICES (CONT'D)
  Parametric Technology Corp. (a)...         31,500 $      852,469
  Peoplesoft, Inc. .................         30,000        641,250
  Silicon Graphics, Inc. (a)........         23,400        229,612
  Unisys Corp. .....................         31,400      1,002,837
  Yahoo!, Inc. (a)..................         31,000     13,413,312
                                                    --------------
                                                       221,728,261
                                                    --------------
COMPUTERS -- 1.6%
  Apple Computer, Inc. (a)(b).......         19,400      1,994,562
  Compaq Computer Corp. ............        217,461      5,885,038
  Dell Computer Corp. (a)...........        321,600     16,401,600
  Gateway, Inc. ....................         40,400      2,911,325
  Hewlett-Packard Co. ..............        127,800     14,561,212
  International Business Machines
    Corp. ..........................        227,000     24,516,000
  Networking Appliance, Inc. (a)....         14,700      1,221,019
  Seagate Technology, Inc. (a)......         28,900      1,345,656
  Sun Microsystems, Inc. (a)........        194,900     15,092,569
                                                    --------------
                                                        83,928,981
                                                    --------------
CONSTRUCTION -- 0.4%
  Centex Corp. .....................          7,000        172,812
  Fluor Corp. ......................          9,800        449,575
  Foster Wheeler Corp. .............          6,600         58,575
  Pulte Corp. ......................          6,900        155,250
  Standard Pacific Corp. ...........        632,400      6,956,400
  Vulcan Materials Co. .............          9,000        359,437
  Webb (Del E.) Corp. ..............        576,500     14,376,469
                                                    --------------
                                                        22,528,518
                                                    --------------
CONTAINERS -- 0.2%
  Ball Corp. .......................          2,700        106,312
  Bemis Co., Inc. ..................          6,600        230,175
  Crown Cork & Seal Co., Inc. ......         15,600        349,050
  Owens-Illinois, Inc. (a)..........        255,700      6,408,481
  Pactiv Corp. .....................         21,500        228,437
  Sealed Air Corp. .................         10,900        564,756
                                                    --------------
                                                         7,887,211
                                                    --------------
COSMETICS & SOAPS -- 0.6%
  Alberto Culver Co. (Class "B"
    Stock) .........................          6,200        160,037
  Avon Products, Inc. ..............         31,400      1,036,200
  Colgate-Palmolive Co. ............         75,100      4,881,500
  Gillette Co. .....................        136,100      5,605,619
  International Flavors &
    Fragrances, Inc. ...............         13,100        494,525
  Procter & Gamble Co. (b)..........        166,600     18,253,112
                                                    --------------
                                                        30,430,993
                                                    --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.6%
  Eastman Kodak Co. ................        184,400     12,216,500
  Philip Morris Co., Inc. ..........        750,800     17,409,175
                                                    --------------
                                                        29,625,675
                                                    --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.1%
  Avery Dennison Corp. .............         15,000      1,093,125
  Pitney Bowes, Inc. ...............         33,600      1,623,300
  Xerox Corp. ......................         84,900      1,926,169
                                                    --------------
                                                         4,642,594
                                                    --------------
DIVERSIFIED OPERATIONS -- 1.4%
  Fortune Brands, Inc. .............         21,700        717,456
  General Electric Capital Corp. ...        410,900     63,586,775
  Tomkins PLC, ADR (b)..............        617,300      9,066,594
                                                    --------------
                                                        73,370,825
                                                    --------------

COMMON                                                  VALUE
STOCKS (CONTINUED)                       SHARES        (NOTE 2)
                                      ------------- --------------
DRUGS & MEDICAL SUPPLIES -- 2.7%
  Abbott Laboratories ..............        192,800 $    7,001,050
  Allergan, Inc. ...................         17,600        875,600
  ALZA Corp. (a)....................          9,900        342,787
  American Home Products Corp. .....        163,900      6,463,806
  Amgen, Inc. (a)...................        127,400      7,651,962
  Bard (C.R.), Inc. ................          5,900        312,700
  Bausch & Lomb, Inc. ..............          7,100        485,906
  Baxter International, Inc. .......         36,700      2,305,219
  Becton, Dickinson & Co. ..........         31,500        842,625
  Biomet, Inc. .....................         14,500        580,000
  Boston Scientific Corp. (a).......         51,800      1,133,125
  Bristol-Myers Squibb Co. .........        250,200     16,059,712
  Cardinal Health, Inc. (b).........         34,450      1,649,294
  Guidant Corp. ....................         37,700      1,771,900
  Johnson & Johnson ................        170,500     15,877,812
  Lilly (Eli) & Co. ................        138,100      9,183,650
  Mallinckrodt, Inc. ...............          7,500        238,594
  Medtronic, Inc. ..................        148,200      5,400,037
  Merck & Co., Inc. ................        294,300     19,736,494
  Pfizer, Inc. .....................        489,200     15,868,425
  Pharmacia & Upjohn, Inc. .........         65,800      2,961,000
  Schering-Plough Corp. ............        184,400      7,779,375
  St. Jude Medical, Inc. (a)........          8,900        273,119
  Warner-Lambert Co. ...............        108,300      8,873,831
  Watson Pharmaceuticals, Inc.
    (a).............................          9,000        322,312
                                                    --------------
                                                       133,990,335
                                                    --------------
ELECTRONICS -- 1.7%
  Advanced Micro Devices, Inc.
    (a).............................         17,000        491,937
  Applied Materials, Inc. (a).......         47,800      6,055,662
  Belden, Inc. .....................        275,600      5,787,600
  Emerson Electric Co. .............         55,000      3,155,625
  Grainger (W.W.), Inc. ............         11,200        535,500
  Intel Corp. (b)...................        415,000     34,159,687
  KLA-Tencor Corp. (a)..............         10,900      1,213,987
  LSI Logic Corp. (a)...............         18,600      1,255,500
  Micron Technology, Inc. ..........         31,900      2,480,225
  Molex, Inc. ......................         14,000        793,625
  Motorola, Inc. ...................         78,100     11,500,225
  National Semiconductor Corp.
    (a).............................         19,000        813,437
  Rockwell International Corp. .....         24,300      1,163,362
  Solectron Corp. ..................         33,500      3,186,687
  Tektronix, Inc. ..................          6,200        241,025
  Teradyne, Inc., ..................         16,000      1,056,000
  Texas Instruments, Inc. ..........         98,600      9,551,875
  Thomas & Betts Corp. .............          5,800        184,875
  Xilinx Inc. (a)...................         34,000      1,545,937
                                                    --------------
                                                        85,172,771
                                                    --------------
EXPLORATION & PRODUCTION
  Apex Silver Mines Ltd. ...........        340,400      4,063,525
                                                    --------------
FINANCIAL SERVICES -- 4.4%
  American Express Co. .............         56,500      9,393,125
  Associates First Capital Corp. ...         92,290      2,532,207
  Bear Stearns Companies, Inc. .....         14,358        613,804
  Block (H.R.), Inc. ...............         11,400        498,750
  Capital One Financial Corp. ......         24,900      1,199,869
  Citigroup, Inc. ..................        747,876     41,553,860
  Countrywide Credit Industries,
    Inc. ...........................         14,000        353,500
  Dun & Bradstreet Corp. ...........         20,100        592,950
  Federal Home Loan Mortgage
    Corp. ..........................         87,400      4,113,262
  Federal National Mortgage
    Association ....................        131,300      8,198,044

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B23

DECEMBER 31, 1999

COMMON                                                  VALUE
STOCKS (CONTINUED)                       SHARES        (NOTE 2)
                                      ------------- --------------
FINANCIAL SERVICES (CONT'D)
  Fifth Third Bancorp ..............         34,300 $    2,516,762
  Franklin Resource, Inc. ..........         30,600        981,112
  Goldman Sachs Group, Inc. ........         53,100      5,001,356
  Household International, Inc. ....         62,492      2,327,827
  Lehman Brothers Holdings, Inc. ...        719,100     60,898,781
  MBNA Corp. .......................        101,300      2,760,425
  Merrill Lynch & Co., Inc. ........        285,000     23,797,500
  Morgan Stanley Dean Witter &
    Co. ............................        293,695     41,924,961
  Old Kent Financial Corp. .........          7,000        247,625
  PaineWebber Group, Inc. ..........         14,000        543,375
  Paychex, Inc. ....................         29,850      1,194,000
  Schwab (Charles) Corp. (a)........        102,700      3,941,112
  SLM Holding Corp. ................         19,000        802,750
  State Street Corp. ...............         20,600      1,505,087
  T. Rowe Price & Associates .......          8,000        295,500
  Washington Mutual, Inc. ..........         74,136      1,927,536
                                                    --------------
                                                       219,715,080
                                                    --------------
FOOD & BEVERAGES -- 1.4%
  Anheuser-Busch Companies, Inc.
    (b).............................         60,300      4,273,762
  Archer-Daniels-Midland Co. .......         76,560        933,075
  Bestfoods ........................         35,700      1,876,481
  Brown-Forman Corp. (Class "B"
    Stock) .........................          6,700        383,575
  Campbell Soup Co. ................         54,800      2,120,075
  Coca Cola Enterprises, Inc. (b)...         54,500      1,096,812
  Coca-Cola Co. ....................        311,200     18,127,400
  ConAgra, Inc. ....................         60,900      1,374,056
  Coors (Adolph) Co. (Class "B"
    Stock) .........................          2,900        152,250
  General Mills, Inc. ..............         37,800      1,351,350
  Heinz (H.J.) & Co. ...............         45,200      1,799,525
  Hershey Foods Corp. ..............         16,500        783,750
  Kellogg Co. ......................         50,900      1,568,356
  Nabisco Group Holdings Corp. .....      1,226,900     13,035,812
  PepsiCo, Inc. ....................        184,400      6,500,100
  Quaker Oats Co. ..................         16,000      1,050,000
  Ralston-Ralston Purina Group
    (b).............................         42,200      1,176,325
  Sara Lee Corp. ...................        115,000      2,537,187
  Seagram Co., Ltd. ................         52,600      2,363,712
  Sysco Corp. ......................         40,900      1,618,106
  Whitman Corp. ....................        545,200      7,326,125
  Wrigley (William) Jr. Co. ........         15,200      1,260,650
                                                    --------------
                                                        72,708,484
                                                    --------------
FOREST PRODUCTS -- 2.3%
  Boise Cascade Corp. ..............        665,800     26,964,900
  Champion International Corp. .....        401,600     24,874,100
  Fort James Corp. .................         27,100        741,862
  Georgia-Pacific Corp. ............        327,000     16,595,250
  International Paper Co. ..........         52,682      2,973,240
  Louisiana-Pacific Corp. ..........        699,700      9,970,725
  Mead Corp. .......................        403,000     17,505,312
  Potlatch Corp. ...................          3,700        165,112
  Temple-Inland, Inc. ..............          7,100        468,156
  Westvaco Corp. ...................         11,900        388,237
  Weyerhaeuser Co. .................         25,400      1,824,037
  Willamette Industries, Inc. ......        299,200     13,894,100
                                                    --------------
                                                       116,365,031
                                                    --------------
GAS PIPELINES -- 0.1%
  Columbia Energy Group ............         10,500        664,125
  Consolidated Natural Gas Co. .....         12,900        837,694
  El Paso Energy Co ................         19,500        756,844
  Peoples Energy Corp. .............          5,700        190,950
COMMON                                                  VALUE
STOCKS (CONTINUED)                       SHARES        (NOTE 2)
                                      ------------- --------------
GAS PIPELINES (CONT'D)
  Sempra Energy ....................         30,253 $      525,646
  Williams Companies, Inc. .........         54,800      1,674,825
                                                    --------------
                                                         4,650,084
                                                    --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 1.4%
  Columbia/HCA Healthcare Corp. ....        909,600     26,662,650
  Healthsouth Corp. (a).............         55,000        295,625
  Humana, Inc. (a)..................      1,011,100      8,278,381
  IMS Health, Inc. .................         40,900      1,111,969
  LifePoint Hospitals, Inc. (a).....         42,447        501,405
  Manor Care, Inc. .................         13,300        212,800
  McKesson HBOC, Inc. ..............         34,381        775,721
  Service Corp. International ......         35,100        243,506
  Shared Medical Systems Corp. .....          3,200        163,000
  Smith (A.O.) Corp. ...............        433,350      9,479,531
  Tenet Healthcare Corp. (a)........      1,015,800     23,871,300
  Triad Hospitals, Inc. (a).........         42,447        642,011
  Wellpoint Health Networks,
    Inc. ...........................          6,000        395,625
                                                    --------------
                                                        72,633,524
                                                    --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.3%
  Clorox Co. .......................         28,400      1,430,650
  Kimberly-Clark Corp. .............         71,100      4,639,275
  Leggett & Platt, Inc. ............        481,800     10,328,587
                                                    --------------
                                                        16,398,512
                                                    --------------
HOUSING RELATED -- 1.3%
  Armstrong World Industries,
    Inc. ...........................          5,800        193,575
  Fleetwood Enterprises, Inc. ......          4,100         84,563
  Hanson, PLC, ADR, (United
    Kingdom) .......................      1,221,100     49,378,231
  Kaufman & Broad Home Corp. .......          6,400        154,800
  Lowe's Companies, Inc. ...........         46,900      2,802,275
  Masco Corp. ......................         48,000      1,218,000
  Maytag Corp. .....................         10,700        513,600
  Newell Rubbermaid, Inc. (b).......         36,155      1,048,495
  Owens Corning ....................        410,500      7,927,781
  Stanley Works ....................          9,900        298,238
  Tupperware Corp. .................          9,900        167,681
  Whirlpool Corp. ..................          9,900        644,119
                                                    --------------
                                                        64,431,358
                                                    --------------
INSTRUMENT-CONTROLS
  PE Corp-PE Biosystems Group. .....         13,000      1,564,063
  Perkin Elmer, Inc. ...............          4,300        179,256
                                                    --------------
                                                         1,743,319
                                                    --------------
INSURANCE -- 2.4%
  Aetna, Inc. ......................         18,900      1,054,856
  Allstate Corp. ...................         99,100      2,378,400
  American General Corp. ...........         30,900      2,344,538
  American International Group,
    Inc. ...........................        195,478     21,136,059
  Aon Corp. (b).....................         33,450      1,338,000
  Berkley (W.R.) Corp. .............        175,850      3,670,869
  Chubb Corp. ......................        237,900     13,396,744
  CIGNA Corp. ......................         24,700      1,989,894
  Cincinnati Financial Corp. .......         20,200        629,988
  Conseco, Inc. ....................         41,587        743,368
  Financial Security Assurance
    Holdings Ltd. ..................        140,100      7,302,713
  Hartford Financial Services Group,
    Inc. ...........................         28,900      1,369,138
  Jefferson-Pilot Corp. ............         13,400        914,550
  Lincoln National Corp. ...........         25,000      1,000,000
  Loews Corp. ......................        178,300     10,820,581

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B24

DECEMBER 31, 1999

COMMON                                                  VALUE
STOCKS (CONTINUED)                       SHARES        (NOTE 2)
                                      ------------- --------------
INSURANCE (CONT'D)
  Marsh & McLennan Companies,
    Inc. ...........................         33,600 $    3,215,100
  MBIA, Inc. .......................         12,100        639,031
  MGIC Investment Corp. (b).........         13,300        800,494
  Progressive Corp. ................          9,400        687,375
  Reinsurance Group of America,
    Inc. ...........................        711,900     19,755,225
  SAFECO Corp. .....................        356,300      8,862,963
  St. Paul Companies, Inc. .........         29,100        980,306
  Torchmark Corp. ..................        421,600     12,252,750
  Trenwick Group, Inc. .............        273,300      4,629,019
  United Healthcare Corp. ..........         22,400      1,190,000
  UnumProvident Corp. (b)...........         30,970        992,976
                                                    --------------
                                                       124,094,937
                                                    --------------
LEISURE -- 0.3%
  Brunswick Corp. ..................         11,200        249,200
  Carnival Corp. (Class "A"
    Stock) .........................         79,600      3,805,875
  Disney (Walt) Co. ................        261,100      7,637,175
  Harrah's Entertainment, Inc.
    (a).............................         16,400        433,575
  Hilton Hotels Corp. ..............         30,800        296,450
  Marriott International, Inc.
    (Class "A" Stock) ..............         31,000        978,438
  Mirage Resorts, Inc. (a)..........         22,500        344,531
                                                    --------------
                                                        13,745,244
                                                    --------------
MACHINERY -- 0.5%
  Briggs & Stratton Corp. ..........          3,300        176,963
  Caterpillar, Inc. ................         45,100      2,122,519
  Commercial Intertech Corp. .......        115,300      1,470,075
  Cooper Industries, Inc. ..........         12,900        521,644
  Deere & Co. ......................         29,500      1,279,563
  Delphi Automotive Systems
    Corp. ..........................        347,454      5,472,401
  Dover Corp. ......................         25,800      1,170,675
  Eaton Corp. ......................          9,200        668,150
  Flowserve Corp. ..................        161,991      2,753,847
  Ingersoll-Rand Co. ...............         20,600      1,134,288
  Milacron, Inc. ...................          6,400         98,400
  Paxar Corp. ......................        954,575      8,054,227
  Snap-On, Inc. ....................          7,100        188,594
  Timken Co. .......................         10,200        208,463
                                                    --------------
                                                        25,319,809
                                                    --------------
MANUFACTURING -- 0.4%
  Hussmann International, Inc. .....        491,500      7,403,219
  Illinois Tool Works, Inc. (b).....         31,800      2,148,488
  Tyco International Ltd. ..........        211,766      8,232,403
                                                    --------------
                                                        17,784,110
                                                    --------------
MEDIA -- 2.2%
  CBS Corp. (a).....................        359,799     23,004,649
  Central Newspapers, Inc. (Class
    "A" Stock) .....................        410,600     16,167,375
  Clear Channel Communications,
    Inc. (a)(b).....................         41,200      3,677,100
  Comcast Corp. (Special Class "A"
    Stock) (b)......................         96,800      4,864,200
  Donnelley (R.R.) & Sons Co. ......         15,000        372,188
  Dow Jones & Co., Inc. ............         10,700        727,600
  Gannett Co., Inc. ................         35,500      2,895,469
  Houghton Mifflin Co. .............        240,700     10,154,531
  Interpublic Group of Companies,
    Inc. ...........................         34,600      1,995,988
  Knight-Ridder, Inc. (b)...........        248,600     14,791,700
  Lee Enterprises, Inc. ............        208,900      6,671,744
  McGraw-Hill, Inc. ................         24,700      1,522,138
  Mediaone Group, Inc. (b)..........         77,900 $    5,983,694
  Meredith Corp. ...................          4,600        191,763
  New York Times Co. (Class "A"
    Stock) (b)......................         22,200      1,090,575
COMMON                                                  VALUE
STOCKS (CONTINUED)                       SHARES        (NOTE 2)
                                      ------------- --------------
MEDIA (CONT'D)
  Time Warner, Inc. ................        159,300     11,539,294
  Times Mirror Co. (Class "A"
    Stock) .........................          8,600        576,200
  Tribune Co. ......................         29,600      1,629,850
  Viacom, Inc. (Class "B" Stock)
    (a).............................         88,700      5,360,806
                                                    --------------
                                                       113,216,864
                                                    --------------
METALS-FERROUS -- 0.7%
  AK Steel Holding Corp. ...........        606,100     11,440,138
  Allegheny Technologies, Inc. .....         12,650        283,834
  Bethlehem Steel Corp. (a).........        924,400      7,741,850
  Material Sciences Corp. (a).......        397,900      4,053,606
  National Steel Corp. (Class "B"
    Stock) (a)......................        147,300      1,095,544
  Nucor Corp. ......................         11,500        630,344
  USX-U.S. Steel Group, Inc. .......        348,500     11,500,500
  Worthington Industries, Inc. .....          9,700        160,656
                                                    --------------
                                                        36,906,472
                                                    --------------
METALS-NON FERROUS -- 2.0%
  Alcan Aluminum Ltd. (b)...........         28,800      1,186,200
  Alcoa, Inc. ......................      1,200,500     99,641,500
  Inco Ltd. ........................         27,000        634,500
  Reynolds Metals Co. ..............          8,900        681,963
                                                    --------------
                                                       102,144,163
                                                    --------------
MINERAL RESOURCES
  Burlington Resources, Inc. (b)....         21,800        720,763
  Homestake Mining Co. .............         34,300        267,969
  Phelps Dodge Corp. ...............          8,653        580,833
                                                    --------------
                                                         1,569,565
                                                    --------------
MISCELLANEOUS-BASIC INDUSTRY -- 0.9%
  AES Corp. ........................         25,000      1,868,750
  Crane Co. ........................          7,300        145,088
  Danaher Corp. ....................         16,000        772,000
  Donaldson Co., Inc. ..............        448,600     10,794,438
  Ecolab, Inc. .....................         17,300        676,863
  IDEX Corp. (b)....................        246,700      7,493,513
  ITT Industries, Inc. .............         11,100        371,156
  Mark IV Industries, Inc. .........        355,500      6,287,906
  Millipore Corp. ..................          7,000        270,375
  NACCO Industries, Inc. (Class "A"
    Stock) .........................          1,300         72,231
  Pall Corp. .......................         17,200        370,875
  PPG Industries, Inc. .............         20,400      1,276,275
  Textron, Inc. ....................         20,200      1,549,088
  Thermo Electron Corp. (a).........         17,500        262,500
  Trinity Industries, Inc. .........        214,100      6,088,469
  Wolverine Tube, Inc. (a)..........        155,300      2,193,613
  York International Corp. .........        238,800      6,552,075
                                                    --------------
                                                        47,045,215
                                                    --------------
MISCELLANEOUS-CONSUMER GROWTH/STABLE -- 0.3%
  American Greetings Corp.
    (Class "A" Stock) ..............         11,800        278,775
  Black & Decker Corp. .............         10,800        564,300
  Corning, Inc. ....................         30,500      3,932,594
  Jostens, Inc. ....................          6,300        153,169
  Minnesota Mining & Manufacturing
    Co. ............................         51,600      5,050,350

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B25

DECEMBER 31, 1999

COMMON                                                  VALUE
STOCKS (CONTINUED)                       SHARES        (NOTE 2)
                                      ------------- --------------
MISCELLANEOUS-CONSUMER GROWTH/STABLE (CONT'D)
  Polaroid Corp. ...................          5,700 $      107,231
  Unilever NV ......................         70,942      3,861,905
                                                    --------------
                                                        13,948,324
                                                    --------------
OIL & GAS -- 2.7%
  Amerada Hess Corp. ...............         10,500        595,875
  Anadarko Petroleum Corp. .........         15,300        522,113
  Ashland, Inc. ....................          8,700        286,556
  Atlantic Richfield Co. ...........         42,200      3,650,300
  Basin Exploration, Inc. (a).......         71,400      1,258,425
  Cabot Oil & Gas Corp. (Class "A"
    Stock) .........................        363,800      5,843,538
  Chevron Corp. ....................         83,600      7,241,850
  Coastal Corp. ....................         27,900        988,706
  Eastern Enterprises ..............          3,300        189,544
  Exxon Mobil Corp. ................        434,258     34,984,910
  Kerr-McGee Corp. .................         10,609        657,758
  Murphy Oil Corp. .................        114,000      6,540,750
  NICOR, Inc. ......................          5,000        162,500
  Noble Affiliates, Inc. ...........        208,900      4,478,294
  Ocean Energy, Inc. ...............        245,500      1,902,625
  Phillips Petroleum Co. ...........         31,600      1,485,200
  Pioneer Natural Resources Co. ....      1,755,631     15,690,952
  Royal Dutch Petroleum Co. ........        270,100     16,324,169
  Sunoco, Inc. .....................         10,800        253,800
  Texaco, Inc. .....................         67,200      3,649,800
  Total SA (Class "B"
    Stock), (France)................        327,959     22,711,161
  Transocean Sedco .................         14,036        472,838
  Union Pacific Resources Group,
    Inc. ...........................         32,200        410,550
  Unocal Corp. .....................         30,800      1,033,725
  USX-Marathon Group ...............         38,700        955,406
  Western Gas Resources, Inc. ......        423,100      5,579,631
                                                    --------------
                                                       137,870,976
                                                    --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
  Conoco, Inc (Class "B") ..........         69,624      1,731,897
  Eog Resources, Inc. ..............        198,700      3,489,669
  Occidental Petroleum Corp. .......         44,400        960,150
                                                    --------------
                                                         6,181,716
                                                    --------------
OIL & GAS SERVICES -- 0.5%
  Apache Corp. .....................         10,900        402,619
  Baker Hughes, Inc. ...............         41,740        879,149
  Enron Corp. ......................         91,200      4,047,000
  Halliburton Co. ..................         55,300      2,225,825
  Helmerich & Payne, Inc. ..........          8,200        178,863
  McDermott International, Inc. ....      1,629,400     14,766,438
  ONEOK, Inc. ......................          5,000        125,625
  Rowan Companies, Inc. (a).........         10,100        219,044
  Schlumberger Ltd. (b).............         72,500      4,078,125
  Tosco Corp .......................          9,000        244,688
                                                    --------------
                                                        27,167,376
                                                    --------------
PRECIOUS METALS -- 0.2%
  Barrick Gold Corp. ...............         52,400        926,825
  Freeport-McMoRan Copper & Gold,
    Inc. (Class "B" Stock) .........         22,100        466,863
  Newmont Mining Corp. .............         25,400        622,300
  Placer Dome, Inc. ................         28,000        301,000
  Stillwater Mining Co. (a).........        301,800      9,619,875
                                                    --------------
                                                        11,936,863
                                                    --------------
RAILROADS -- 0.1%
  Burlington Northern Santa Fe
    Corp. ..........................         60,500      1,467,125
  CSX Corp. ........................         29,300        919,288
COMMON                                                  VALUE
STOCKS (CONTINUED)                       SHARES        (NOTE 2)
                                      ------------- --------------
RAILROADS (CONT'D)
  Kansas City Southern
    Industries, Inc.................         11,000 $      820,875
  Norfolk Southern Corp. ...........         48,900      1,002,450
  Union Pacific Corp. ..............         31,800      1,387,275
                                                    --------------
                                                         5,597,013
                                                    --------------
REAL ESTATE DEVELOPMENT -- 1.1%
  Crescent Real Estate Equities
    Co. ............................      1,377,600     25,313,400
  Equity Residential Properties
    Trust ..........................        150,900      6,441,544
  Vornado Realty Trust .............        745,100     24,215,750
                                                    --------------
                                                        55,970,694
                                                    --------------
RESTAURANTS -- 0.2%
  Darden Restaurants, Inc. .........         19,000        344,375
  McDonald's Corp. .................        169,900      6,849,094
  Tricon Global Restaurants, Inc.
    (a).............................         20,100        776,363
  Wendy's International, Inc. ......         15,700        323,813
                                                    --------------
                                                         8,293,645
                                                    --------------
RETAIL -- 3.6%
  Albertson's, Inc. ................         53,861      1,737,017
  AutoZone, Inc. (a)................         19,700        636,556
  Bed Bath & Beyond, Inc. ..........          8,000        278,000
  Best Buy Co., Inc. (a)............         22,000      1,104,125
  Charming Shoppes, Inc. (a)........      3,332,400     22,077,150
  Circuit City Stores, Inc. ........         25,200      1,135,575
  Consolidated Stores Corp. ........         13,100        212,875
  Costco Wholesale Corp. (b)........         27,700      2,527,625
  CVS Corp. ........................         49,900      1,992,881
  Dayton-Hudson Corp. ..............         56,600      4,156,563
  Dillard's, Inc. ..................        143,100      2,888,831
  Dollar General Corporation .......         29,000        659,750
  Federated Department Stores,
    Inc. (a)........................         25,700      1,299,456
  Great Atlantic & Pacific Tea Co.,
    Inc. ...........................          5,200        144,950
  Harcourt General, Inc. ...........          8,100        326,025
  Home Depot, Inc. .................        283,350     19,427,184
  Huttig Building Products, Inc. ...          1,622          8,009
  IKON Office Solutions, Inc. ......         21,800        148,513
  J.C. Penney Co., Inc. ............         33,800        673,888
  Kmart Corp. (a)...................      2,422,300     24,374,394
  Kohl's Corp. (a)..................         20,800      1,501,500
  Kroger Co. (a)....................        103,500      1,953,563
  Liz Claiborne, Inc. ..............         10,900        410,113
  Longs Drug Stores, Inc. ..........          4,300        110,994
  May Department Stores Co. ........         43,350      1,398,038
  Nordstrom, Inc. ..................         17,400        455,663
  Office Depot, Inc. ...............         36,500        399,219
  Pep Boys - Manny, Moe & Jack .....          6,327         57,734
  Rite Aid Corp. ...................         31,600        353,525
  Safeway, Inc. (a).................         64,100      2,279,556
  Sears, Roebuck & Co. .............         48,300      1,470,131
  Sherwin-Williams Co. .............         22,500        472,500
  Staples, Inc. (a).................         59,200      1,228,400
  Supervalu, Inc. ..................         15,300        306,000
  Tandy Corp. ......................         23,800      1,170,663
  The Gap, Inc. ....................        110,100      5,064,600
  The Limited, Inc. ................        720,240     31,195,395
  TJX Companies, Inc. ..............         42,000        858,375
  Toys "R" Us, Inc. (a).............        508,100      7,272,181
  Wal-Mart Stores, Inc. (b).........        558,300     38,592,488
  Walgreen Co. .....................        129,400      3,784,950
  Winn-Dixie Stores, Inc. ..........         19,500        466,781
                                                    --------------
                                                       186,611,736
                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B26

DECEMBER 31, 1999

COMMON                                                  VALUE
STOCKS (CONTINUED)                       SHARES        (NOTE 2)
                                      ------------- --------------
RUBBER -- 0.1%
  Cooper Tire & Rubber Co. .........          8,600 $      133,838
  Goodyear Tire & Rubber Co. .......        181,800      5,124,488
                                                    --------------
                                                         5,258,326
                                                    --------------
TELECOMMUNICATIONS -- 4.2%
  ADC Telecommunications, Inc.
    (a).............................         15,000      1,088,438
  AFLAC Inc. .......................         31,000      1,462,813
  Alcatel Alsthom, ADR, (France)
    (b).............................        513,000     23,085,000
  Alltel Corp. .....................         37,200      3,075,975
  Andrew Corp. (a)..................         11,600        219,675
  AT&T Corp. .......................        401,672     20,384,854
  Bell Atlantic Corp. ..............        195,200     12,017,000
  BellSouth Corp. ..................        238,000     11,141,375
  CenturyTel, Inc. .................         11,700        554,288
  General Instrument Corp. .........         21,800      1,853,000
  Global Crossing Ltd. .............         89,460      4,473,000
  GTE Corp. ........................        121,800      8,594,513
  Lucent Technologies, Inc. ........        387,430     28,984,607
  MCI WorldCom, Inc. ...............        351,855     18,670,306
  Nextel Communications, Inc.
    (Class "A" Stock) (a)(b)........         42,400      4,372,500
  Nortel Networks Corp. (b).........        168,200     16,988,200
  Qualcomm, Inc. (b)................         79,600     14,029,500
  SBC Communications, Inc. .........        430,550     20,989,313
  Scientific-Atlanta, Inc. .........          8,200        456,125
  Sprint Corp. .....................        111,900      7,532,269
  Sprint Corp. (PCS Group) (b)......         54,350      5,570,875
  Tellabs, Inc. (a).................         50,000      3,209,375
  US West, Inc. ....................         65,641      4,726,152
                                                    --------------
                                                       213,479,153
                                                    --------------
TEXTILES
  National Service Industries,
    Inc. ...........................          4,900        144,550
  Russell Corp. ....................          5,900         98,825
  Springs Industries, Inc. .........          3,300        131,794
  VF Corp. .........................         16,700        501,000
                                                    --------------
                                                           876,169
                                                    --------------
TOBACCO -- 0.2%
  R.J. Reynolds Tobacco Holdings,
    Inc. ...........................        395,333      6,967,744
  UST, Inc. ........................         24,100        607,019
                                                    --------------
                                                         7,574,763
                                                    --------------
TOYS
  Hasbro, Inc. .....................         27,500        524,219
  Mattel, Inc. .....................         44,300        581,438
                                                    --------------
                                                         1,105,657
                                                    --------------
TRUCKING/SHIPPING -- 0.1%
  Federal Express Corp. (a)(b)......         36,100      1,477,844
  Ryder System, Inc. ...............          9,400        229,713
  Yellow Corp. (a)..................        178,700      3,004,394
                                                    --------------
                                                         4,711,951
                                                    --------------
UTILITY-ELECTRIC -- 0.5%
  Ameren Corp. (b)..................         18,400        602,600
  American Electric Power Co., Inc.
    (b).............................         24,000        771,000
  Carolina Power & Light Co. .......         18,400        560,050
  Central & South West Corp. (b)....         28,300        566,000
  Cinergy Corp. ....................         20,700        499,388
  CMS Energy Corp. .................         11,000        343,063
  Consolidated Edison, Inc. ........         28,900        997,050
  Constellation Energy Group .......         18,800        545,200
  Dominion Resources, Inc. (b)......         25,000        981,250
  DTE Energy Co. ...................         19,900        624,363
COMMON                                                  VALUE
STOCKS (CONTINUED)                       SHARES        (NOTE 2)
                                      ------------- --------------
UTILITY-ELECTRIC (CONT'D.)
  Duke Energy Corp. ................         46,000 $    2,305,750
  Edison International .............         42,800      1,120,825
  Entergy Corp. ....................         31,100        800,825
  FirstEnergy Corp. (a).............         29,000        657,938
  Florida Progress Corp. ...........          7,000        296,188
  FPL Group, Inc. ..................         22,100        946,156
  GPU, Inc. ........................         16,900        505,944
  New Century Energies, Inc. .......         15,000        455,625
  Niagara Mohawk Holdings Inc.
    (a).............................         24,300        338,681
  Northern States Power Co. ........         19,900        388,050
  Pacific Gas & Electric, Co. ......         48,600        996,300
  PECO Energy Co. ..................         24,700        858,325
  Pinnacle West Capital Corp. ......          3,000         91,688
  PP&L Resources, Inc. .............         20,900        478,088
  Public Service Enterprise Group,
    Inc. ...........................         27,100        943,419
  Reliant Energy, Inc. .............         37,400        855,525
  Southern Co. (b)..................         87,000      2,044,500
  Texas Utilities Co. ..............         37,100      1,319,369
  Unicom Corp. .....................         28,500        954,750
                                                    --------------
                                                        22,847,910
                                                    --------------
WASTE MANAGEMENT
  Allied Waste Industries, Inc. ....         10,000         88,125
  Waste Management, Inc. ...........         77,635      1,334,352
                                                    --------------
                                                         1,422,477
                                                    --------------
TOTAL COMMON STOCKS
  (cost $2,303,776,139)............................  2,779,698,869
                                                    --------------
PREFERRED STOCKS -- 1.0%
FINANCIAL SERVICES -- 0.5%
  BCH Eurocapital Limited ..........      1,000,000     25,250,000
                                                    --------------
TELECOMMUNICATIONS -- 0.5%
  Telecomunicacoes Brasileiras S.A.,
    ADR (b).........................        201,800     25,931,300
                                                    --------------
TOTAL PREFERRED STOCKS
  (cost $45,526,299)...............................     51,181,300
                                                    --------------

WARRANTS                                  UNITS
                                      -------------
  Mexico Debenture
    (cost $0) ......................         31,074              3
                                                    --------------

                                 MOODY'S   PRINCIPAL
                                 RATING     AMOUNT
LONG-TERM                      (UNAUDITED)   (000)
BONDS -- 34.1%                 ----------- ---------
AEROSPACE
  Lockheed Martin Corp.,
    6.85%, 05/15/01 .........      A3      $     400        397,248
  Rockwell International
    Corp.,
    5.20%, 01/15/98 .........      A1          2,000      1,277,240
                                                     --------------
                                                          1,674,488
                                                     --------------
AIRLINES -- 2.0%
  Continental Airlines, Inc.,
    8.00%, 12/15/05 .........      Ba2         9,970      9,119,160
    7.461%, 04/01/15 ........      Aa3         8,423      8,111,002
  Delta Airlines, Inc.,
    7.90%, 12/15/09 .........     Baa3        38,800     37,779,948
    8.30%, 12/15/29 .........     Baa3         4,000      3,849,320

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B27

DECEMBER 31, 1999

                                 MOODY'S   PRINCIPAL
LONG-TERM                        RATING     AMOUNT       VALUE
BONDS (CONTINUED)              (UNAUDITED)   (000)      (NOTE 2)
                               ----------- --------- --------------
AIRLINES (CONT'D)
  United Airlines, Inc.,
    10.67%, 05/01/04 ........     Baa3     $  19,500 $   21,355,035
    11.21%, 05/01/14 ........     Baa3        17,500     21,229,425
                                                     --------------
                                                        101,443,890
                                                     --------------
ASSET-BACKED SECURITIES -- 0.4%
  California Infrastructure,
    6.17%, 03/25/03 .........      Aaa         4,000      3,979,680
  Chase Manhattan Credit
    Master Trust, Series
    1996-3,
    7.04%, 02/15/05 .........      Aaa        11,000     11,023,980
  Standard Credit Card Master
    Trust, 5.95%,
    10/07/04 ................      Aaa         4,500      4,338,270
                                                     --------------
                                                         19,341,930
                                                     --------------
AUTOMOTIVE PARTS
  United Rentals, Inc.
    8.80%, 08/15/08 .........      B1          1,785      1,664,513
                                                     --------------
AUTO - CARS & TRUCKS -- 1.4%
  Ford Motor Co.,
    6.38%, 02/01/29 (b)......      A1         17,500     14,692,300
    7.45%, 07/16/31 (b)......      A1          3,500      3,367,140
  Lear Corp.,
    7.96%, 05/15/05 .........      Ba1        11,740     11,387,800
  Navistar International
    Corp.,
    7.00%, 02/01/03 .........      Ba1        11,500     11,011,250
  TRW, Inc.,
    6.45%, 06/15/01 .........     Baa1        32,800     32,410,500
                                                     --------------
                                                         72,868,990
                                                     --------------
BANKS & SAVINGS LOANS -- 1.3%
  Bank of Nova Scotia,
    (Canada),
    6.50%, 07/15/07 .........      A1          5,400      5,312,250
  Bayerische Landesbank
    Girozentrale, (Germany),
    5.88%, 12/01/08 .........      Aaa         9,700      8,698,572
  Central Hispano Leasing,
    6.71%, 04/28/05 .........      A3          5,000      4,999,500
  Hypovereinsbank
    8.74%, 06/30/31 (b)......      Aa3         2,100      2,097,270
  Key Bank NA,
    5.80%, 04/01/04 .........      Aa3        20,000     18,934,400
  Keycorp Capital, Inc.,
    7.75%, 07/15/29 (b)......      A1          4,400      4,092,000
  National Australia Bank,
    6.40%, 12/10/07 .........      A1          8,700      8,671,290
    6.60%, 12/10/07 .........      A1          5,000      4,688,150
  Sanwa Finance Aruba
    8.35%, 07/15/09 .........      A3          7,120      7,174,112
  Sovereign Bancorp,
    10.50%, 11/15/06 ........      Ba3         4,675      4,768,500
    10.25%, 05/15/04 ........      Ba3         2,670      2,691,093
                                                     --------------
                                                         72,127,137
                                                     --------------
CABLE & PAY TELEVISION SYSTEMS -- 1.1%
  British Sky Broadcasting,
    Inc., 6.88%, 02/23/09 ...     Baa2        12,500     10,981,250
  Cable & Wire Communications
    PLC (United Kingdom),
    6.75%, 12/01/08 .........     Baa1         3,050      3,001,993
  Cox Communications, Inc.
    6.94%, 10/01/01 .........     Baa2         4,000      3,982,960
    7.88%, 08/15/09 (b)......     Baa2         3,700      3,750,690
                                 MOODY'S   PRINCIPAL
LONG-TERM                        RATING     AMOUNT       VALUE
BONDS (CONTINUED)              (UNAUDITED)   (000)      (NOTE 2)
                               ----------- --------- --------------
CABLE & PAY TELEVISION SYSTEMS (CONT'D.)
  CSC Holdings, Inc.,
    7.25%, 07/15/08 .........      Ba2     $   5,500 $    5,186,280
    7.88%, 12/15/07 .........      Ba2         3,025      2,969,582
  Rogers Cablesystems, Inc.,
    (Canada),
    10.00%, 03/15/05 ........      Ba3         2,000      2,140,000
  Tele-Communications, Inc.,
    6.34%, 02/01/02 .........      Ba1         8,500      8,417,890
    9.88%, 06/15/22 .........     Baa3        12,878     15,716,826
                                                     --------------
                                                         56,147,471
                                                     --------------
CHEMICALS -- 0.2%
  Lyondell Chemical,
    9.63%, 05/01/07 .........      Ba3         3,625      3,706,563
  Monsanto Corp.
    6.85%, 12/01/28 .........      A2            500        440,785
  Rohm & Haas Co,
    6.95%, 07/15/04 .........      A3          4,400      4,343,988
                                                     --------------
                                                          8,491,336
                                                     --------------
COMPUTERS -- 0.2%
  International Business
    Machine Corp.,
    5.63%, 04/12/04 .........      A1          3,500      3,306,730
  Unisys Corp.,
    12.00%, 04/15/03 ........      Ba1         6,615      7,044,975
                                                     --------------
                                                         10,351,705
                                                     --------------
CONSULTING
  Comdisco, Inc.,
    6.375%, 11/30/01 ........     Baa1         2,700      2,647,701
                                                     --------------
CONTAINERS -- 0.5%
  Owens-Illinois, Inc.,
    7.15%, 05/15/05 .........      Ba1        26,250     24,270,488
                                                     --------------
DIVERSIFIED OPERATIONS -- 0.8%
  Corning, Inc.,
    6.85%, 03/01/29 .........      A3          5,000      4,356,550
  Cox Enterprises, Inc.,
    6.625%, 06/14/02 ........     Baa1         5,200      5,124,756
  Seagram (J.) & Sons,
    5.79%, 04/15/01 .........     Baa3        20,000     19,564,000
  Tyco International Group,
    Ltd.,
    6.125%, 06/15/01 ........     Baa1         5,000      4,915,400
    6.875%, 01/15/29 ........     Baa1         3,400      2,889,558
    7.00%, 06/15/28 .........     Baa1         2,100      1,817,256
                                                     --------------
                                                         38,667,520
                                                     --------------
DRUGS & MEDICAL SUPPLIES -- 0.2%
  Mallinckrodt, Inc.,
    6.30%, 03/15/11 .........     Baa2         8,000      7,820,000
  Tenet Healthcare Corp.,
    7.875%, 01/15/03 ........      BA1         3,805      3,690,850
                                                     --------------
                                                         11,510,850
                                                     --------------
FINANCIAL SERVICES -- 6.9%
  AT&T Cap Corp.,
    6.60%, 05/15/05 .........      A1         16,000     15,386,880
  Barclays Bank PLC, (United
    Kingdom)
    7.40%, 12/15/09 .........      Aa3           600        589,620
  Bear Stearns & Co.,
    7.625%, 12/07/09 ........      A2          1,035      1,016,287
  Calair Capital Corp.,
    8.125%, 04/01/08 ........      Ba2         6,000      5,280,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B28

DECEMBER 31, 1999

                                 MOODY'S   PRINCIPAL
LONG-TERM                        RATING     AMOUNT       VALUE
BONDS (CONTINUED)              (UNAUDITED)   (000)      (NOTE 2)
                               ----------- --------- --------------
FINANCIAL SERVICES (CONT'D.)
  Capital One Bank,
    6.76%, 07/23/02 .........     Baa2     $   7,500 $    7,323,600
  Capital One Financial
    Corp.,
    7.25%, 05/01/06 .........      Ba1         6,800      6,426,000
  Citibank Credit Card Master
    Trust, 6.10%,
    05/15/08 ................      Ba2        44,000     41,424,240
  Conseco, Inc.,
    8.70%, 11/15/26 .........      Ba2         7,000      6,248,060
    8.796%, 04/01/27 ........      Ba2         3,000      2,723,070
  Donaldson Lufkin &
    Jenrette,
    5.74%, 05/01/01 .........      A3         10,000      9,871,600
  Dresdner Funding Trust,
    8.151%, 06/30/31 ........      Aa2        20,800     19,830,720
  Enterprise Rent-A-Car USA
    Finance Co.,
    6.35%, 01/15/01 .........     Baa3        21,000     20,785,800
    6.95%, 03/01/04 .........     Baa2         7,500      7,281,750
  Ford Motor Credit Corp.
    6.70%, 07/16/04 (b)......      A1         10,000      9,787,500
    7.375%, 10/28/09 ........      A1          2,500      2,475,000
  General Motors Acceptance
    Corp., 5.95%,
    03/14/03 ................      A2         21,500     20,702,350
  Goldman Sachs Group, Inc.,
    5.56%, 01/11/01 .........      A1          4,200      4,150,272
  Heller Financial, Inc.,
    6.00%, 03/19/04 .........      A3          4,900      4,652,697
  HVB Funding Trust,
    9.00%, 10/22/31 .........      00          1,400      1,435,700
  International Lease Finance
    Corp., 6.00%,
    05/15/02 ................      A1         43,100     42,121,630
  Lehman Brothers Holdings,
    Inc.,
    6.625%, 04/01/04 ........     Baa1        21,910     21,209,756
    6.625%, 02/05/06 ........     Baa1         7,710      7,284,100
    6.375%, 03/15/01 ........     Baa1         4,300      4,263,665
  MBNA Corp.,
    5.90%, 08/15/11 .........      Aaa        29,800     27,013,163
  MCN Investment Corp.,
    6.30%, 04/02/11 .........     Baa2         8,250      8,102,325
  Morgan Stanley Dean Witter
    & Co., 7.125%, 01/15/03
    (b)......................      A1         14,540     14,528,513
  Osprey Trust,
    8.31%, 01/15/03 .........     Baa3        20,000     19,895,000
  RBF Finance Co.,
    11.375%, 03/15/09 .......      Ba3         2,365      2,542,375
  Salomon Smith Barney, Inc.,
    7.25%, 05/01/01 .........     Baa1         2,160      2,166,847
    6.75%, 08/15/03 .........     Baa1         5,000      4,918,350
  Textron Financial Corp.,
    6.05%, 03/16/09 .........      Aaa         6,302      6,265,300
  Washington Mutual, Inc.
    7.50%, 08/15/06 .........      A3          7,000      6,924,750
                                                     --------------
                                                        354,626,920
                                                     --------------
FOOD & BEVERAGE -- 0.3%
  Archer-Daniels Midland Co.,
    6.625%, 05/01/29 ........      Aa3         8,900      7,571,497
  Coca-Cola Bottling Co.,
    6.375%, 05/01/09 ........     Baa2         3,500      3,152,800
  Coca-Cola Enterprises,
    Inc.,
    7.125%, 09/30/09 (b).....      A2          1,650      1,618,650
                                                     --------------
                                                         12,342,947
                                                     --------------
FOREST PRODUCTS -- 0.7%
  Fort James Corp.,
    6.234%, 03/15/11 ........     Baa3        11,000     10,886,040

                                 MOODY'S   PRINCIPAL
LONG-TERM                        RATING     AMOUNT       VALUE
BONDS (CONTINUED)              (UNAUDITED)   (000)      (NOTE 2)
                               ----------- --------- --------------
FOREST PRODUCTS (CONT'D.)
  Georgia-Pacific Corp.,
    7.75%, 11/15/29 (b)......     Baa2     $   1,200 $    1,143,528
  Scotia Pacific Co.,
    7.71%, 01/20/14 .........     Baa2        29,500     22,125,000
                                                     --------------
                                                         34,154,568
                                                     --------------
HOSPITAL MANAGEMENT -- 0.1%
  Columbia/HCA Healthcare
    Corp., 6.91%,
    06/15/05 ................     Baa2         4,990      4,565,850
                                                     --------------
INDUSTRIAL -- 0.2%
  Allied Waste Industries,
    Inc.,
    7.625%, 01/01/06 ........      Ba2         4,700      4,230,000
  Cendant Corp.,
    7.75%, 12/01/03 .........     Baa1         2,000      1,995,200
  Compania Sud Americana de
    Vapores, S.A., (Chile),
    7.375%, 12/08/03 ........      Baa         3,650      3,476,880
                                                     --------------
                                                          9,702,080
                                                     --------------
INSURANCE -- 0.1%
  Conseco, Inc.,
    8.50%, 10/15/02 .........      Ba1         1,500      1,519,200
  Royal & Sun Alliance
    Insurance Group PLC,
    8.95%, 10/15/29 .........      A1          3,500      3,575,600
                                                     --------------
                                                          5,094,800
                                                     --------------
LEISURE & TOURISM -- 0.3%
  Harrahs Operating Co., Inc.
    7.875%, 12/15/05 ........      Ba2           600        585,000
  ITT Corp.,
    6.75%, 11/15/03 .........     Baa2        14,000     13,023,220
  Marriott International,
    7.875%, 09/15/09 ........     Baa1           475        467,524
  Park Place Entertainment,
    7.875%, 12/15/05 ........      Ba2         5,030      4,803,650
                                                     --------------
                                                         18,879,394
                                                     --------------
MEDIA -- 0.5%
  Liberty Media Group,
    7.875%, 07/15/09 ........     Baa3         2,400      2,390,640
    8.50%, 07/15/29 .........     Baa3         4,200      4,347,000
  Paramount Communications,
    Inc., 7.50%, 01/15/02 ...      Ba2         9,100      9,119,747
  United News & Media PLC,
    7.25%, 07/01/04 .........     Baa2         3,180      3,054,072
  World Color Press, Inc.
    7.75%, 02/15/09 .........      B1          4,960      4,736,800
    8.375%, 11/15/08 ........      B1          1,500      1,466,250
                                                     --------------
                                                         25,114,509
                                                     --------------
OIL & GAS -- 0.6%
  Atlantic Richfield Co.,
    5.55%, 04/15/03 .........      A2         22,500     21,570,300
  Amerada Hess Corp,
    7.375%, 10/01/09 ........     Baa1           900        878,319
    7.875%, 10/01/29 ........     Baa1         2,500      2,438,250
  B.J. Services Co.,
    7.00%, 02/01/06 .........      Ba1         4,000      3,785,360
  Eott Energy Partnership
    11.00%, 10/01/09 ........      Ba2         3,935      4,092,400
                                                     --------------
                                                         32,764,629
                                                     --------------
OIL & GAS SERVICES -- 0.5%
  KN Energy, Inc.,
    6.30%, 03/01/21 .........     Baa2        20,000     19,792,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B29

DECEMBER 31, 1999

                                 MOODY'S   PRINCIPAL
LONG-TERM                        RATING     AMOUNT       VALUE
BONDS (CONTINUED)              (UNAUDITED)   (000)      (NOTE 2)
                               ----------- --------- --------------
OIL & GAS SERVICES (CONT'D.)
  Northrop-Grumman Corp.,
    7.875%, 03/01/26 ........      Ba1     $   5,300 $    4,971,824
  Seagull Energy Co.,
    7.875%, 08/01/03 ........      Ba1         3,750      3,665,625
                                                     --------------
                                                         28,429,449
                                                     --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
  Parker & Parsley, Petroleum
    Co., 8.875%, 04/15/05 ...      Ba2         3,100      3,083,849
  Union Pacific Resources,
    7.95%, 04/15/29 (b)......     Baa3         3,700      3,591,627
                                                     --------------
                                                          6,675,476
                                                     --------------
RAILROADS -- 0.2%
  Norfolk Southern Corp.,
    6.875%, 05/01/01 ........     Baa1         7,200      7,181,712
    6.95%, 05/01/02 .........     Baa1         2,500      2,489,200
  Union Pacific Corp.,
    7.375%, 09/15/09 ........     Baa3           550        538,236
                                                     --------------
                                                         10,209,148
                                                     --------------
REAL ESTATE INVESTMENT TRUST -- 2.2%
  Duke Realty L.P.,
    7.30%, 06/30/03 .........     Baa2         4,350      4,301,715
  EOP Operating, L.P.,
    6.375%, 01/15/02 ........     Baa1         5,000      4,888,000
    6.50%, 06/15/04 .........     Baa1         6,000      5,698,200
    6.625%, 02/15/05 ........      Baa        18,187     17,153,978
    6.63%, 04/13/15 .........      A3          9,200      8,621,688
    7.10%, 06/23/04 .........      A3          2,375      2,320,684
  Felcor Suites, L.P.,
    7.375%, 10/01/04 ........      Ba1        25,000     23,000,000
  Hanson Overseas B.V.,
    7.375%, 01/15/03 ........      A3         17,400     17,452,026
  HMH Properties, Inc.
    7.875%, 08/01/05 ........      Ba2         6,560      6,051,600
  HRPT Properties Trust
    7.426%, 07/09/07 ........     Baa2         2,000      1,988,400
  Simon Debartolo
    Group, Inc.,
    6.75%, 06/15/05 .........     Baa1        17,500     16,306,500
                                                     --------------
                                                        107,782,791
                                                     --------------
RETAIL -- 1.2%
  Federated Department
    Stores, Inc., 8.50%,
    06/15/03 ................      Ba1        34,890     35,856,104
  Kroger Co.
    6.34%, 06/01/01 .........     Baa3        10,450     10,332,438
    7.70%, 06/01/29 .........     Baa3         1,500      1,417,500
    7.25%, 06/01/09 .........     Baa3         6,000      5,760,000
  Saks Inc.,
    8.25%, 11/15/08 .........     Baa3         3,000      2,918,700
                                                     --------------
                                                         56,284,742
                                                     --------------
TELECOMMUNICATIONS -- 3.7%
  360 Communication Co.,
    7.125%, 03/01/03 ........      Ba2        23,776     23,644,756
    7.60%, 04/01/09 .........      Ba1        12,885     12,891,958
  Airtouch Communications,
    Inc., 7.00%, 10/01/03 ...     Baa2        16,800     16,784,040
  AT&T Canada, Inc.,
    (Canada),
    7.65%, 09/15/06 .........     Baa3         2,400      2,388,024
  Electric Lightwave, Inc.,
    6.05%, 05/15/04 .........      A2          5,300      5,002,352
  Global Crossing Holdings,
    Ltd., 9.125%,
    11/15/06 ................      Ba2         9,035      8,933,356

                                 MOODY'S   PRINCIPAL
LONG-TERM                        RATING     AMOUNT       VALUE
BONDS (CONTINUED)              (UNAUDITED)   (000)      (NOTE 2)
                               ----------- --------- --------------
TELECOMMUNICATIONS (CONT'D.)
  Lucent Technologies, Inc.,
    6.45%, 03/15/29 .........      A2      $  17,500 $   15,233,575
  Qwest Communications
    International Inc.,
    7.50%, 11/01/08 .........      Ba1        31,200     30,498,000
  Rogers Cantel, Inc.,
    9.375%, 06/01/08 ........      Ba3         4,830      5,023,200
  Sprint Corp.,
    6.875%, 11/15/28 (b).....     Baa1        13,000     11,553,230
  Telecom De Puerto Rico,
    6.15%, 05/15/02 .........     Baa2        10,500     10,181,325
    6.65%, 05/15/06 .........     Baa2        10,700     10,152,053
    6.80%, 05/15/09 .........     Baa2         9,000      8,207,370
  US West, Inc.,
    6.875%, 08/15/01 ........     Baa1        10,000      9,958,000
  Williams Communications
    Group, Inc.
    10.70%, 10/01/07 ........      B2          4,100      4,305,000
    10.875%, 10/01/09 .......      B2          1,400      1,464,750
  Worldcom, Inc.,
    6.95%, 08/15/28 (b)......     Baa2        17,700     16,070,892
                                                     --------------
                                                        192,291,881
                                                     --------------
UTILITIES -- 1.5%
  AES Corp.
    9.50%, 06/01/09 .........      Ba1        10,000     10,200,000
  Calenergy Co. Inc.,
    6.96%, 09/15/03 .........      Ba1        15,000     14,661,000
  Calpine Corp.,
    10.50%, 05/15/06 ........      Ba1         8,330      8,746,500
  CMS Energy Corp.,
    8.00%, 07/01/11 .........      Ba3         7,200      7,132,320
  Cogentrix Energy, Inc.,
    8.10%, 03/15/04 .........      Ba1         5,775      5,542,499
  Edison Mission Energy,
    7.73%, 06/15/09 .........      A3          5,000      4,979,850
  El Paso Energy,
    6.625%, 07/15/01 ........     Baa2         6,000      5,952,420
  Hydro-Quebec,
    7.50%, 04/01/16 .........      A2          2,075      2,029,578
  PSEG Energy Holdings, Inc.,
    10.00%, 10/01/09 ........      Ba1         4,590      4,532,625
  Sonat, Inc.
    7.625%, 07/15/11 ........     Baa1         7,800      7,651,410
  Utilicorp United, Inc.,
    7.00%, 07/15/04 .........     Baa3         5,000      4,828,700
                                                     --------------
                                                         76,256,902
                                                     --------------
WASTE MANAGEMENT -- 0.3%
  USA Waste Service,
    6.125%, 07/15/01 ........     Baa3        15,695     14,937,716
                                                     --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 5.0%
  Federal National Mortgage
    Association, Zero Coupon,
    10/09/19(b)..............                 11,800      2,907,638
  United States Treasury
    Note,
    5.875%, 11/15/04(b)......                  4,980      4,882,741
    6.00%, 08/15/09(b).......                  2,555      2,475,156
    6.75%, 08/15/26(b).......                 70,200     70,529,238
    6.375%, 08/15/27(b)......                 61,400     58,972,858
  United States
    Treasury Bond,
    7.50%, 11/15/24(b).......                 38,800     42,358,736
    8.125%, 08/15/21(b)......                 45,000     51,609,150
    5.25%, 02/15/29(b).......                 18,320     15,148,258
    6.125%, 08/15/29(b)......                  5,000      4,766,400
                                                     --------------
                                                        253,650,175
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B30

DECEMBER 31, 1999

                                 MOODY'S   PRINCIPAL
LONG-TERM                        RATING     AMOUNT       VALUE
BONDS (CONTINUED)              (UNAUDITED)   (000)      (NOTE 2)
                               ----------- --------- --------------
FOREIGN GOVERNMENT BONDS -- 1.6%
  Junta De Andaluci, (Spain),
    7.25%, 10/01/29 .........      Aa3     $     840 $      800,688
  Province of Saskatchewan,
    (Canada),
    9.125%, 02/15/21 ........      A2          2,300      2,650,152
  Quebec Province, (Canada),
    7.50%, 09/15/29 (b)......      A2          3,700      3,639,320
    7.50%, 07/15/23 (b)......      A1          7,500      7,312,875
  Republic of Argentina
    Zero Coupon, 10/15/01 ...      BBB         7,625      6,385,938
  Republic of Columbia,
    9.75%, 04/23/09 (b)......     Baa3         4,500      4,173,750
  Republic of Mexico,
    6.836%, 12/31/19 ........      Ba2         9,750      9,152,810
    6.932%, 12/31/19 ........      Ba2         3,550      3,332,563
    6.942%, 12/31/19 ........      Ba2         6,900      6,477,375
  Republic of Panama,
    4.25%, 07/17/14 .........      Ba1        10,600      8,321,000
  Republic of Philippines,
    8.875%, 04/15/08 ........      Ba1         5,400      5,265,000
  Republic of Poland,
    4.00%, 10/27/24 .........     Baa3        11,300      7,458,000
  United Mexican States,
    10.375%, 02/17/09 .......      Ba1        15,500     16,430,000
                                                     --------------
                                                         81,399,471
                                                     --------------
TOTAL LONG-TERM BONDS
  (cost $1,820,813,183).............................  1,746,371,467
                                                     --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,170,115,621).............................  4,577,251,639
                                                     --------------

SHORT-TERM INVESTMENTS -- 20.6%
                                 MOODY'S   PRINCIPAL
                                 RATING     AMOUNT       VALUE
                               (UNAUDITED)   (000)      (NOTE 2)
                               ----------- --------- --------------
CERTIFICATE OF DEPOSIT -- 1.0%
  Bank of Montreal
    5.96%, 1/14/00 (c)(d)....      P1         50,000     50,000,000
                                                     --------------
CERTIFICATE OF DEPOSIT-YANKEE -- 1.0%
  Svenska Handels Bank
    6.07%, 1/14/00 (c)(d)....      P1         50,000     50,000,000
                                                     --------------
COMMERCIAL PAPER -- 11.2%
  Baker Hughes,
    4.75%, 01/03/00 .........      P1          1,000        999,736
  Barton Capital Corp,
    6.00%, 01/11/00 (c)(d)...      P1         12,391     12,374,479
    6.06%, 02/02/00 .........      P1          7,138      7,099,550
    6.10%, 02/03/00 .........      P1          3,700      3,679,311
    6.20%, 01/20/00 .........      P1         30,000     29,901,833
    6.56%, 02/11/00 (c)(d)...      P1          4,000      3,971,573
    6.75%, 02/01/00 (c)(d)...      P1          6,275      6,240,880
  Baus Funding LLC,
    6.20%, 01/25/00 .........      P1         10,000      9,958,668
    6.20%, 01/31/00 .........      P1         15,000     14,922,500
  Bayerische Landesbank,
    5.98%, 02/23/00 .........      P3          1,000        991,196
  BCI Funding Corp,
    6.33%, 01/11/00 .........      P1          1,500      1,497,363
  Bell Atlantic Financial
    Services,
    5.20%, 01/07/00 .........      P3          1,012      1,011,123

                                 MOODY'S   PRINCIPAL
SHORT-TERM                       RATING     AMOUNT       VALUE
INVESTMENTS (CONT'D)           (UNAUDITED)   (000)      (NOTE 2)
                               ----------- --------- --------------
COMMERCIAL PAPER (CONT'D.)
  Central & Southwest Corp.,
    7.20%, 01/21/00 (c)(d)...      P1      $  25,000 $   24,910,000
  Clipper Receivables Corp.,
    6.12%, 01/24/00 .........      P1         37,446     37,299,586
  Coastal Corp.,
    6.50%, 01/14/00 (c)(d)...      P1         35,000     34,930,485
  Coca Cola Enterprises,
    5.25%, 01/03/00 .........      P1          1,000        999,709
  Comdisco, Inc.,
    6.45%, 01/31/00 (c)(d)...      P1         25,000     24,874,580
  Cox Enterprises, Inc.,
    6.57%, 01/19/00 (c)(d)...      P1         10,495     10,464,355
    6.85%, 01/21/00 (c)(d)...      P1         26,000     25,910,950
  Cregem North America,
    5.97%, 03/01/00 .........      P1            949        939,557
  CXC, Inc.,
    6.00%, 01/21/00 .........      P1          1,700      1,694,333
  Deutche Bank
    Financial, Inc.,
    6.10%, 02/02/00 .........      P1            800        795,662
  Duke Energy Corp.,
    5.00%, 01/03/00 .........      P1            950        949,736
  Enterprise Funding Corp.,
    6.38%, 01/14/00 .........      P1          2,032      2,027,318
  Falcon Asset
    Securitization,
    6.24%, 01/21/00 .........      P1          6,850      6,826,253
  Ford Motor Credit Co.,
    6.00%, 01/21/00 .........      P1          1,153      1,149,157
  General Electric Capital
    Corp.,
    6.33%, 01/26/00 .........      P1            650        647,143
  General Motors Acceptance
    Corp.,
    5.99%, 02/17/00 .........      P1          1,000        992,180
  Heller Financial, Inc.,
    6.00%, 01/13/00 (c)(d)...      P1         12,500     12,479,167
    6.05%, 01/14/00 (c)(d)...      P1         40,000     39,926,056
  Kerr Mcgee Credit,
    6.50%, 01/13/00 (c)(d)...      P1         40,000     39,927,778
    6.45%, 01/14/00 (c)(d)...      P1          9,300      9,281,671
  Keyspan Corp.,
    6.50%, 01/12/00 (c)(d)...      P1         49,000     48,920,375
  Merrill Lynch & Co. Inc.,
    6.12%, 01/18/00 .........      P1          1,388      1,383,989
  Novartis Finance Corp.,
    5.50%, 01/05/00 .........      P1          1,000        999,389
  Old Line Funding Corp.,
    6.30%, 01/19/00 .........      P1          2,269      2,261,853
    6.33%, 01/12/00 .........      P1          8,500      8,483,560
  PHH Corp.,
    6.95%, 01/27/00 (c)(d)...      P1         25,000     24,884,167
  Sonoco Products,
    6.05%, 02/03/00 .........      P1            700        696,118
  Thunder Bay Funding, Inc.,
    6.06%, 02/04/00 .........      P1         13,680     13,601,705
    6.20%, 01/19/00 .........      P1         14,827     14,781,036
  Triple-A One Plus Funding,
    6.20%, 01/20/00 .........      P1          6,019      5,999,304
    6.27%, 01/14/00 .........      P1         46,000     45,895,849

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B31

DECEMBER 31, 1999

                                 MOODY'S   PRINCIPAL
SHORT-TERM                       RATING     AMOUNT       VALUE
INVESTMENTS (CONT'D)           (UNAUDITED)   (000)      (NOTE 2)
                               ----------- --------- --------------
COMMERCIAL PAPER (CONT'D.)
  Variable Funding Corp.,
    6.25%, 01/20/00 (c)(d)...      P1      $  20,000 $   19,940,972
  Windmill Funding Corp.,
    6.38%, 01/07/00 (c)(d)...      P1         17,000     16,987,949
                                                     --------------
                                                        574,510,154
                                                     --------------
EURO-TIME DEPOSIT -- 0.2%
  Chase Manhattan Bank
    5.50%, 01/03/00 (c)(d)...      P1         10,000     10,000,000
                                                     --------------
OTHER CORPORATE OBLIGATIONS -- 2.4%
  Banco de Commercio Exterior
    de Columbia, SA, M.T.N.,
    (Colombia),
    8.625%, 06/02/00 ........      P1          5,500      5,445,000
  Carnival Corp.,
    5.65%, 10/15/00 .........      A2          5,000      4,953,450
  Comdisco, Inc.,
    5.94%, 04/13/00 .........     Baa1        12,500     12,461,250
    6.32%, 11/27/00 .........     Baa1        19,000     18,870,800
  Dayton Hudson Corp.,
    5.95%, 06/15/00 .........      A3          9,000      8,987,310
  Equity Residential
    Properties Trust,
    6.15%, 09/15/00 .........      A3         25,000     24,795,000
  GTE Corp.,
    9.375%, 12/01/00 ........     Baa1        11,000     11,264,770
  ICI Wilmington, Inc.,
    9.50%, 11/15/00 .........     Baa1         6,500      6,625,646
  ITT Corp.,
    6.25%, 11/15/00 .........     Baa2         5,183      5,082,088
  Niagara Mohawk Power,
    7.00%, 10/01/00 .........      Ba3        18,902     18,892,994
  Ryder System, Inc.,
    7.51%, 03/24/00 .........     Baa1         3,000      3,006,510
    8.34%, 01/26/00 .........     Baa1         5,000      5,006,846
                                                     --------------
                                                        125,391,664
                                                     --------------
TIME DEPOSIT -- 1.3%
  Abbey National Treasury
    9.50%, 01/04/00 (c)(d)...      NR         50,000     50,000,000
  Banque National
    2.00%, 01/03/00 (c)(d)...      NR          2,071      2,071,000
  Deutche Bank
    5.00%, 01/03/00 (c)(d)...      NR         13,000     13,000,000
                                                     --------------
                                                         65,071,000
                                                     --------------

                                           PRINCIPAL
                                            AMOUNT       VALUE
SHORT-TERM                                   (000)      (NOTE 2)
INVESTMENTS (CONT'D)                       --------- --------------
REPURCHASE AGREEMENT -- 3.2%
  Joint Repurchase Agreement
    Account,
    2.875%, 01/03/00
      (Note 5) ..............              $ 164,437 $  164,437,000
                                                     --------------
U.S. GOVERNMENT OBLIGATIONS -- 0.3%
  United States Treasury Bill
    5.19%, 03/16/00 .........                    600        593,506
    5.196%, 03/16/00 ........                 14,000     13,848,450
                                                     --------------
                                                         14,441,956
                                                     --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $1,049,509,711).............................  1,053,851,774
                                                     --------------
TOTAL INVESTMENTS -- 109.9%
  (cost $5,219,625,332; Note 6).....................  5,631,103,413
                                                     --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(e).......
                                                           (598,738)
                                                     --------------
LIABILITIES IN EXCESS OF OTHER ASSETS -- (9.9%).....
                                                       (505,240,380)
                                                     --------------
TOTAL NET ASSETS -- 100%............................ $5,125,264,295
                                                     ==============

The following abbreviations are used in portfolio descriptions:
  ADR      American Depository Receipt
  GDR      Global Depository Receipt
  L.P.     Limited Partnership
  M.T.N.   Medium Term Note
  PLC      Public Limited Company
  SA       Sociedad Anonima (Spanish Corporation) or Societe
           Anonyme (French Corporation)

(a)  Non-Income producing security.

(b) Portion of securities on loan with an aggregate market value of $503,764,431; cash collateral of $526,881,461 was received with which the portfolio purchased securities.

(c) Represents security purchased with cash collateral received for securities on loan.

(d)  Security segregated as collateral for future contracts.

(e) Open Future Contracts as of December 31, 1999 are as follows:

                                                                          VALUE AT
      NUMBER OF                                EXPIRATION   VALUE AT    DECEMBER 31,    APPRECIATION/
      CONTRACTS                 TYPE              DATE     TRADE DATE       1999        DEPRECIATION
Long Position:
                       U.S. 5 yr Treasury
         763           Note                     Mar 00      $1,812,125   $   844,781     $  (967,344)
        1,115          U.S. Treasury Bond       Mar 00       6,695,155     3,073,281      (3,621,874)
         232           S&P 500 Index            Mar 00       1,437,163     4,509,603       3,072,440
                                                                                         -----------
                                                                                         $(1,516,778)
                                                                                         ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B32

                           HIGH YIELD BOND PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 92.7%                                  MOODY'S                      PRINCIPAL
                                                                RATING    INTEREST  MATURITY  AMOUNT       VALUE
CORPORATE BONDS -- 83.0%                                      (UNAUDITED)  RATE      DATE      (000)     (NOTE 2)
                                                              ----------- ------  ---------- --------- --------------
AEROSPACE -- 0.5%
  BE Aerospace, Inc., Sr. Sub. Notes, AB ...................      B1        9.50%  11/01/08  $   1,000 $      935,000
  Compass Aerospace Corp., Sr. Sub. Notes ..................     Caa1     10.125%  04/15/05        750        412,500
  Stellex Industries, Inc., Sr. Sub. Notes .................      B3        9.50%  11/01/07      4,000      2,860,000
                                                                                                       --------------
                                                                                                            4,207,500
                                                                                                       --------------
AUTOMOTIVE PARTS -- 1.9%
  AM General Corp., Sr. Notes ..............................      B3      12.875%  05/01/02      3,375      3,003,750
  Collins & Aikman Products, Gtd. Notes ....................      B2       11.50%  04/15/06        470        464,125
  Hayes Lemmerz International, Inc., Notes .................      B2        8.25%  12/15/08        800        736,000
  Hayes Wheels Int'l, Inc., Sr. Sub. Notes .................      B2       9.125%  07/15/07      1,000        965,624
  JPS Automotive Products Corp., L.P., Sr. Notes ...........      B2      11.125%  06/15/01      4,000      3,980,000
  Paragon Corp. Holdings, Sr. Notes ........................      B3       9.625%  04/01/08      2,000        600,000
  Standyne Automotive Corp., Sr. Sub. Notes ................      Caa      10.25%  12/15/07      3,000      2,430,000
  United Rentals, Inc., Gtd. Notes .........................      B1        8.80%  08/15/08      1,370      1,277,525
  Venture Holdings, Sr. Notes ..............................      NR        9.50%  07/01/05      2,270      2,065,700
                                                                                                       --------------
                                                                                                           15,522,724
                                                                                                       --------------
BANKS -- 0.4%
  Sovereign Bancorp, Sr. Notes .............................      Ba3      6.625%  03/15/01        795        769,162
  Sovereign Bancorp, Sr. Notes .............................      Ba3      10.50%  11/15/06      2,500      2,550,000
                                                                                                       --------------
                                                                                                            3,319,162
                                                                                                       --------------
BROADCASTING & OTHER MEDIA -- 4.5%
  Ackerley Group, Sr. Sub. Notes ...........................      B2        9.00%  01/15/09      6,000      5,880,000
  American Lawyer Media Holdings, Inc., Sr. Disc Notes,
    Zero Coupon (until 12/15/02)............................      B3       12.25%  12/15/08      3,000      2,077,500
  Capstar Broadcasting Partners, Inc., Sr. Sub. Notes ......      B2        9.25%  07/01/07        875        890,313
  Chancellor Media Corp., Sr. Sub. Notes ...................      B1        9.00%  10/01/08      2,025      2,106,000
  Globo Communicacoes, Sr. Notes (Brazil) ..................      B2       10.50%  12/20/06      1,300      1,079,000
  Grupo Televisa SA, Sr. Disc. Notes, Zero Coupon
    (until 05/15/01) (Mexico)...............................      Ba2      13.25%  05/15/08      1,175      1,072,188
  Imax Corp., Sr. Notes ....................................      Ba2      7.875%  12/01/05        500        470,000
  Liberty Group Publishing, Sr. Disc. Notes, Zero
    Coupon (until 2/01/03)..................................     Caa1     11.625%  02/01/09        240        120,000
  Lin Holdings Corp., Sr. Disc. Notes, Zero Coupon
    (until 03/01/03)........................................      B3       10.00%  03/01/08        500        337,500
  Mail-Well Corp., Sr. Sub. Notes ..........................      B1        8.75%  12/15/08      4,750      4,512,500
  Radio Unica, Sr. Disc. Notes, Zero Coupon
    (until 08/01/02)........................................      NR       11.75%  08/01/06      2,750      1,794,375
  SFX Entertainment, Sr. Sub. Notes ........................      B3       9.125%  12/01/08   4,000(e)      3,820,000
  Spectrasite Holdings, Inc., Sr. Disc. Notes, Zero
    Coupon (until 04/15/04).................................      NR       11.25%  04/15/09        900        477,000
  Susquehanna Media Co., Sr. Sub. Notes ....................      B1        8.50%  05/15/09      1,800      1,750,500
  Transwestern Publishing, Sr. Disc. Notes, Zero
    Coupon (until 11/15/02), PIK............................      B3      11.875%  11/15/08      3,650      2,628,000
  TV Azteca SA de CV, Sr. Notes (Mexico) ...................      NR       10.50%  02/15/07      2,850      2,465,250
  TVN Enterainment Corp., Sr. Notes ........................      NR       14.00%  08/01/08      3,750      1,312,500
  World Color Press, Sr. Sub. Notes ........................      B1        7.75%  02/15/09      2,375      2,268,125
  World Color Press, Sr. Sub. Notes ........................      B1       8.375%  11/15/08        875        855,313
                                                                                                       --------------
                                                                                                           35,916,064
                                                                                                       --------------
BUILDING & RELATED INDUSTRIES -- 1.8%
  Ainsworth Lumber Co., Ltd., Bonds, PIK ...................      B3       12.50%  07/15/07      4,625      5,110,625
  Engle Homes, Inc., Sr. Notes .............................      B1        9.25%  02/01/08      2,300      2,058,500
  Formica Corp., Sr. Sub. Notes ............................      B3      10.875%  03/01/09      4,250      3,888,750
  New Millenium Homes, Sr. Notes ...........................      NR       14.00%  09/03/04      3,000
                                                                                                            2,610,000
  Standard Pacific Corp., Sr. Notes ........................      Ba2       8.50%  04/01/09        590        551,650
  Webb (Del E.), Sr. Sub. Deb. .............................      B2       9.375%  05/01/09        425        388,875
                                                                                                       --------------
                                                                                                           14,608,400
                                                                                                       --------------
CABLE -- 7.2%
  Adelphia Communications, Co., Sr. Notes, PIK .............      B3        9.50%  02/15/04         43         43,206
  Adelphia Communications, Corp., Sr. Notes ................      B2       10.50%  07/15/04        500        521,250
  Avalon Cable Holding, Sr. Disc. Notes, Zero Coupon
    (until 12/01/03)........................................      Caa     11.875%  12/01/08      6,000      3,915,000
  CD Radio, Inc., Sr. Disc. Notes, Zero Coupon
    (until 12/01/02)........................................      Caa      15.00%  12/01/07      4,245      2,207,400
  Charter Communications Holdings LLC, Sr. Disc. Notes .....      B2       8.625%  04/01/09      2,000      1,865,000
  Charter Communications Holdings LLC, Sr. Disc. Notes,
    Zero Coupon (until 04/01/04)............................      B2        9.92%  04/01/11      4,855      2,888,725
  Classic Cable, Inc., Gtd. Notes ..........................      B3       9.375%  08/01/09      1,095      1,056,675

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B33

DECEMBER 31, 1999

                                                                MOODY'S                      PRINCIPAL
                                                                RATING    INTEREST  MATURITY  AMOUNT       VALUE
CORPORATE BONDS (CONTINUED)                                   (UNAUDITED)  RATE      DATE      (000)     (NOTE 2)
                                                              ----------- ------  ---------- --------- --------------
  Diamond Cable Communications, Sr. Disc. Notes, Zero
    Coupon (until 2/15/02) (United Kingdom).................      NR       10.75%  02/15/07  $   4,000 $    3,190,000
  Falcon Holding Group, Sr. Disc. Deb., Zero Coupon
    (until 04/15/03)........................................      B2       9.285%  04/15/10      3,500      2,625,000
  International Cabletel, Inc., Sr. Disc. Notes, Zero
    Coupon (until 04/15/00).................................      B3       12.75%  04/15/05      6,100      6,100,000
  Mediacom LLC, Sr. Notes ..................................      Ba2      7.875%  02/15/11      2,000      1,760,000
  Multicanal SA, Bonds .....................................      Ba3     13.125%  04/15/09   2,400(e)      2,364,000
  NTL, Inc., Sr. Notes, Zero Coupon (until 04/01/03) .......      B3        9.75%  04/01/08      2,000      1,380,000
  NTL, Inc., Sr. Notes, Zero Coupon (until 10/01/03) .......      B3      12.375%  10/01/08      1,750      1,233,750
  Rogers Cablesystems Ltd., Gtd. Notes .....................      B2       11.00%  12/01/15        235        266,137
  Rogers Cablesystems, Inc., Sr. Sec'd. Notes (Canada) .....      Ba3      10.00%  03/15/05      1,000      1,070,000
  Scott Cable Communications, Jr. Sub., PIK ................      NR       16.00%  07/18/02        108         27,000
  Star Choice Communications, Inc., Sr. Notes, (Canada) ....      NR       13.00%  12/15/05      3,000      3,052,500
  Telewest Communications PLC, Sr. Disc. Deb., Zero
    Coupon (until 04/15/04) (United Kingdom)................      B1        9.25%  04/15/09      1,600      1,016,000
  Telewest Communications PLC, Sr. Disc. Deb., Zero
    Coupon (until 10/01/00) (United Kingdom)................      B1       11.00%  10/01/07      2,850      2,657,625
  Time Warner Telecommunications LLC, Sr. Notes ............      B2        9.75%  07/15/08      2,450      2,511,250
  United International Holdings, Sr. Disc. Notes, Zero
    Coupon (until 02/15/03).................................      B3       10.75%  02/15/08      9,750      6,240,000
  United Pan-Europe Communication, Sr. Disc. Notes .........      B2      10.875%  08/01/09     13,620      9,551,550
                                                                                                       --------------
                                                                                                           57,542,068
                                                                                                       --------------
CHEMICALS -- 2.3%
  Georgia Gulf Corp., Sr. Sub. Notes .......................      B1      10.375%  11/01/07        235        245,281
  GNI Group, Inc., Sr. Notes(b) (cost $4,000,000;
    purchased 07/23/98).....................................      B2      10.875%  07/15/05      4,000      1,720,000
  Huntsman ICI Chemical, Sr. Sub. Notes ....................      B2      10.125%  07/01/09      3,500      3,587,500
  Lyondell Chemical Co., Sr. Sub. Notes ....................      Ba3     10.875%  05/01/09      7,250      7,503,750
  Sterling Chemical Holdings, Inc., Sr. Sub. Notes .........      B3       13.50%  08/15/06      1,575      1,181,250
  Sterling Chemical Holdings, Inc., Sr. Sub. Notes .........      B3      12.375%  07/15/06        690        710,700
  ZSC Specialty Chemical PLC, Sr. Notes ....................      B2       11.00%  07/01/09      3,180      3,291,300
                                                                                                       --------------
                                                                                                           18,239,781
                                                                                                       --------------
CONSUMER PRODUCTS -- 2.9%
  Coinstar, Inc., Sr. Disc. Notes ..........................      NR       13.00%  10/01/06      3,275      3,373,250
  Consumers International, Inc., Sr. Notes .................      Ba3      10.25%  04/01/05      3,125      2,500,000
  Corning Consumer Products, Sr. Sub. Notes ................      B3       9.625%  05/01/08      4,250      3,336,250
  Electronic Retailing Systems, Sr. Disc. Notes, Zero
    Coupon (until 02/01/00).................................      NR       13.25%  02/01/04      2,000        440,000
  Hedstrom Corp., Sr. Sub. Notes ...........................      NR       10.00%  06/01/07        900         54,000
  Hedstrom Holding, Inc., Sr. Disc. Notes, Zero Coupon
    (until 06/01/02) .......................................      NR       12.00%  06/01/09        400          4,000
  Interact Systems, Inc., Sr. Disc. Notes, PIK .............      NR       14.00%  08/01/03      2,200      1,188,393
  La Petite Holdings, Sr. Notes ............................      B3       10.00%  05/15/08      1,250        918,750
  Packaging Resources Group, Sr. Notes, PIK ................      NR       13.00%  06/30/03      2,251      1,958,644
  Radnor Holdings, Inc., Sr. Notes .........................      B2       10.00%  12/01/03      1,750      1,750,000
  Revlon Consumer Products Corp., Sr. Notes, PIK ...........      B2        9.00%  11/01/06      2,250      1,710,000
  Sealy Mattress Co., Sr. Sub. Disc. Notes, Zero
    Coupon (until 12/15/02).................................      B3      10.875%  12/15/07        470        329,000
  Waste Systems International, Sr. Sub. Notes ..............      B2       11.50%  01/15/06      4,000      3,875,000
  Windmere-Durable Holdings, Inc., Sr. Notes ...............      B3       10.00%  07/31/08      2,000      1,950,000
                                                                                                       --------------
                                                                                                           23,387,287
                                                                                                       --------------
CONTAINERS -- 0.1%
  Ball Corp., Sr. Sub. Notes ...............................      B1        8.25%  08/01/08        500        480,000
  Owens-Illinois, Inc., Deb. Notes .........................      Ba1       7.50%  05/15/10        340        298,935
                                                                                                       --------------
                                                                                                              778,935
                                                                                                       --------------
DIVERSIFIED INDUSTRIES -- 0.4%
  Gentek, Inc., Gtd. Notes .................................      B2       11.00%  08/01/09      1,620      1,684,800
  SCG Holding & Semiconductor Co., Sr. Sub. Notes ..........      B2       12.00%  08/01/09      1,750      1,859,375
                                                                                                       --------------
                                                                                                            3,544,175
                                                                                                       --------------
DRUGS & HEALTHCARE -- 2.4%
  Columbia/HCA Healthcare Corp., Notes .....................      Ba2       7.50% 11/15/2095       570        473,100
  Concetra Operating Corp., Sr. Sub. Notes .................      B3       13.00%  08/15/09      1,935      1,760,850
  Dade International, Inc., Sr. Sub Notes ..................      B3      11.125%  05/01/06      5,050      4,949,000
  Genesis Health Ventures, Sr. Sub. Notes ..................     Caa1      9.875%  01/15/09      1,750        735,000
  Harborside Healthcare Corp., Sr. Sub. Disc. Notes,
    Zero Coupon (until 08/01/03)............................      B3       11.00%  08/01/08      2,500        800,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B34

DECEMBER 31, 1999

                                                                MOODY'S                      PRINCIPAL
                                                                RATING    INTEREST  MATURITY  AMOUNT       VALUE
CORPORATE BONDS (CONTINUED)                                   (UNAUDITED)  RATE      DATE      (000)     (NOTE 2)
                                                              ----------- ------  ---------- --------- --------------
  Healthsouth Corp. Sr. Notes ..............................     Baa3      6.875%  06/15/05  $   1,405 $    1,216,449
  ICN Pharmaceuticals, Inc., Sr. Sub. Notes ................      Ba3       8.75%  11/15/08      3,250      3,103,750
  Integrated Health Services, Inc., Sr. Sub. Notes(d).......       C        9.25%  01/15/08      3,250        268,125
  Magellan Health Services, Sr. Sub. Notes .................     Caa1       9.00%  02/15/08      7,000      5,670,000
  Mariner Post Acute Network, Inc., Sr. Sub. Disc. Notes,
    Zero Coupon (until 11/01/02)............................      B3       10.50%  11/01/07      5,520         27,600
                                                                                                       --------------
                                                                                                           19,003,874
                                                                                                       --------------
DRUGS & MEDICAL SUPPLIES -- 1.0%
  Lifepoint Hospitals Holdings, Sr. Sub. Notes .............      B3       10.75%  05/15/09        675        702,000
  Team Health, Inc., Sr. Sub. Notes ........................      B3       12.00%  03/15/09   3,250(e)      3,168,750
  Triad Hospitals Holding, Sr. Sub. Notes ..................      B3       11.00%  05/15/09      4,285      4,456,400
                                                                                                       --------------
                                                                                                            8,327,150
                                                                                                       --------------
ENERGY -- 4.3%
  Anker Coal Group, Inc., Sr. Notes(b) PIK
    (cost $2,491,676; purchased 10/01/99)...................      B3       14.25%  09/01/07      2,400      1,752,000
  Applied Power, Inc., Sr. Sub. Notes ......................      B1        8.75%  04/01/09      1,450      1,417,375
  Chesapeake Energy Corp., Sr. Notes .......................      B1       9.625%  05/01/05      3,200      3,024,000
  Clark USA, Inc., Sr. Notes ...............................      B3      10.875%  12/01/05      1,250        562,500
  CMS Energy Corp., Sr. Notes ..............................      Ba3       7.50%  01/15/09      1,125      1,035,000
  Gothic Production Corp., Sr. Notes .......................      B3      11.125%  05/01/05        550        462,000
  Great Lakes Carbon Corp., Sr. Sub. Notes PIK .............      B3       10.25%  05/15/08      2,000      1,900,000
  Grey Wolf, Sr. Notes .....................................      B1       8.875%  07/01/07      2,295      2,122,875
  Nuevo Energy Co., Sr. Sub. Notes .........................      B1        9.50%  06/01/08        625        625,000
  P & L Coal Holdings, Sr. Notes ...........................      Ba3      8.875%  05/15/08      1,750      1,710,625
  P & L Coal Holdings, Sr. Sub. Notes ......................      B2       9.625%  05/15/08      1,245      1,210,762
  Parker Drilling Corp., Sr. Sub. Notes ....................      B1        9.75%  11/15/06      3,005      2,907,337
  RBF Finance Co., Sr. Sec'd. Notes(b) (cost $2,531,177;
    purchased on various dates: 8/23/99 through 10/06/99)...      Ba3      11.00%  03/15/06      2,410      2,602,800
  RBF Finance Co., Sr. Sec'd. Notes(b) (cost $2,600,000;
    purchased 3/19/99)......................................      Ba3     11.375%  03/15/09      2,600      2,795,000
  R&B Falcon Corp., Sr. Notes(b) (cost $952,809; purchased
    12/17/98)...............................................      NR       12.25%  03/15/06        935      1,033,175
  Santa Fe Energy Resources, Gtd., Notes ...................      B2        8.75%  06/15/07      1,000        995,000
  Seven Seas Petroleum, Inc., Sr. Notes ....................     Caa1      12.50%  05/15/05      1,500        630,000
  Tesoro Petroleum Corp., Sr. Sub. Notes ...................      B1        9.00%  07/01/08      3,000      2,857,500
  Universal Compression Holdings, Sr. Disc. Notes, Zero
    Coupon (until 02/15/03).................................      B2       9.875%  02/15/08      1,750      1,085,000
  Universial Compression Holdings, Sr. Disc. Notes, Zero
    Coupon (until 02/15/03).................................      B3      11.375%  02/15/09        700        378,000
  York Power Funding, Sr. Sec'd. Notes (Cayman Islands) ....      Ba3      12.00%  10/30/07      3,000      3,090,000
                                                                                                       --------------
                                                                                                           34,195,949
                                                                                                       --------------
FINANCIAL SERVICES -- 1.8%
  AmeriCredit Corp., Sr. Notes .............................      B1        9.25%  02/01/04   1,350(e)      1,350,000
  AmeriCredit Corp., Sr. Notes .............................      Ba1      9.875%  04/15/06      3,000      3,030,000
  Amresco, Inc., Sr. Sub. Notes ............................     Caa3      10.00%  03/15/04        280        182,000
  Amresco, Inc., Sr. Sub. Notes ............................      B2       9.875%  03/15/05      3,975      2,623,500
  BF Saul Corp., Sr. Notes .................................      B3        9.75%  04/01/08      1,750      1,592,500
  Delta Financial Corp., Sr. Notes .........................      B1        9.50%  08/01/04      1,075        698,750
  Lodgian Financing Corp., Gtd. Notes ......................      B3       12.25%  07/15/09   2,000(e)      1,990,000
  Metris Companies, Inc., Gtd. Notes .......................      Ba3     10.125%  07/15/06      3,000      2,850,000
                                                                                                       --------------
                                                                                                           14,316,750
                                                                                                       --------------
FOOD & BEVERAGE -- 4.1%
  Advantica Restaurant Group, Sr. Notes ....................      NR       11.25%  01/15/08      4,762      3,595,665
  Agrilink Foods, Inc., Gtd. Notes .........................      B3      11.875%  11/01/08      1,760      1,777,600
  Ameriking, Inc., Sr. Notes ...............................      B3       10.75%  12/01/06      1,000        925,000
  Ameriserv Food Distribution Co., Gtd. Notes ..............      B3       8.875%  10/15/06      3,000      1,650,000
  Carrols Corp., Sr. Sub. Notes ............................      B2        9.50%  12/01/08      2,885      2,625,350
  CKE Restaurants, Inc., Gtd. Notes ........................      B1       9.125%  05/01/09      2,250      1,710,000
  Del Monte Foods Co., Sr. Disc. Notes, Zero Coupon (until
    12/05/02) ..............................................     Caa1      12.50%  12/15/07        210        162,750
  Dominos, Inc., Notes .....................................      B3      10.375%  01/15/09        500        480,000
  Family Restaurant Corp., Sr. Disc. Notes .................      NR       15.00%  01/24/02      3,000      2,790,000
  Fresh Foods, Inc., Bonds .................................      B3       10.75%  06/01/06      2,500      2,356,250
  Grupo Azucarero, Sr. Notes (Mexico) ......................      B3       11.50%  01/15/05      2,900      1,189,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B35

DECEMBER 31, 1999

                                                                MOODY'S                      PRINCIPAL
                                                                RATING    INTEREST  MATURITY  AMOUNT       VALUE
CORPORATE BONDS (CONTINUED)                                   (UNAUDITED)  RATE      DATE      (000)     (NOTE 2)
                                                              ----------- ------  ---------- --------- --------------
  Packaged Ice, Inc., Sr. Notes ............................      B3        9.75%  02/01/05  $   2,880 $    2,635,200
  Pilgrim's Pride Corp. Sr. Sub. Notes .....................      B1      10.875%  08/01/03        420        423,150
  Premium Standard Farms, Sr. Sec'd. Notes, PIK(b)
    (cost $284,644; purchased 2/25/99)......................      NR       11.00%  09/17/03        285        293,184
  Purina Mills, Inc., Sr. Sub. Notes(b)(d)
    (cost $3,489,351; purchased 1/07/99 and 1/08/99)........      Ca        9.00%  03/15/10      3,500        875,000
  Sbarro, Inc., Sr. Notes ..................................      Ba3      11.00%  09/15/09      1,260      1,304,100
  SFC New Holdings, Inc., Sr. Notes PIK ....................     Caa1      11.25%  08/15/01      2,765      2,633,662
  SFC New Holdings, Inc., Sr. Sub. Notes ...................      NR       13.25%  08/15/03   1,853(e)      1,315,835
  SFC Sub, Inc., Deb. Notes, Zero Coupon (until
    06/15/05) ..............................................      NR       11.00%  12/15/09        465             46
  Stater Brothers Holdings, Sr. Notes ......................      B2       10.75%  08/15/06      3,030      3,060,300
  Vlasic Foods Intl, Inc., Sr. Sub. Notes ..................      B2       10.25%  07/01/09      1,610      1,533,525
                                                                                                       --------------
                                                                                                           33,335,617
                                                                                                       --------------
GAMING -- 3.3%
  Alliance Gaming Corp., Gtd. Notes ........................      B3       10.00%  08/01/07      1,800      1,003,500
  Aztar Corp., Sr. Sub. Notes ..............................      B1       8.875%  05/15/07      1,000        960,000
  Casino Magic Finance Corp., First Mtge. Bonds ............      B3       13.00%  08/15/03      3,750      4,125,000
  Coast Hotels & Casino Co., Sub. Gtd. Notes ...............      B3        9.50%  04/01/09      1,140      1,094,400
  Colorado Gaming & Entertainment, Sr. Notes, PIK ..........      NR       12.00%  06/01/03      3,590      2,512,976
  Fitzgeralds Gaming, Sr. Notes(b)(d) (cost $2,375,000;
    purchased 12/22/97 and 8/07/98).........................      B3       12.25%  12/15/04      2,375      1,306,250
  Hollywood Park, Inc., Gtd. Notes .........................      B2        9.25%  02/15/07      3,500      3,473,750
  Isle of Capri Black Hawk, LLC, First Mtge. Notes .........      B3       13.00%  08/31/04      4,000      4,360,000
  Mandalay Resort Group, Sr. Sub. Deb. .....................     Baa3       6.70% 11/15/2096     1,030        961,309
  Station Casinos, Inc., Sr. Sub. Notes ....................      B2      10.125%  03/15/06      2,500      2,550,000
  Trump Atlantic City Assoc., First Mtge. Notes ............      B1       11.25%  05/01/06      1,150        931,500
  Venetian Casino/LV Sands Co., Gtd. Notes .................     Caa1      12.25%  11/15/04      4,000      3,460,000
                                                                                                       --------------
                                                                                                           26,738,685
                                                                                                       --------------
INDUSTRIAL -- 5.4%
  Allied Waste Industries, Inc., Sr. Disc. Notes ...........      Ba2      7.625%  01/01/06      3,250      2,925,000
  Allied Waste Industries, Inc., Sr. Disc. Notes ...........      Ba2      7.875%  01/01/09      5,250      4,620,000
  Allied Waste Industries, Inc., Sr. Disc. Notes ...........      Ba2      10.00%  08/01/09      2,250      2,002,500
  Clean Harbors, Inc., Sr. Notes ...........................      B2       12.50%  05/15/01      1,250        975,000
  Continental Global Group, Sr. Notes ......................      B2       11.00%  04/01/07      4,120      2,018,800
  Eagle-Picher Industries, Sr. Sub. Notes ..................      B3       9.375%  03/01/08      1,750      1,557,500
  Iasis Healthcare Corp., Sr. Sub. Notes ...................      B3       13.00%  10/15/09      1,750      1,802,500
  ICF Kaiser International, Inc., Sr. Sub. Notes ...........      B3       13.00%  12/31/03      4,450      2,225,000
  International Wireless Group, Sr. Sub. Notes .............      NR       11.75%  06/01/05      3,000      3,097,500
  Kaiser Aluminum & Chemical Corp., Sr. Sub. Notes .........      B2       12.75%  02/01/03      4,000      4,000,000
  Kasper Aluminum & Chemical Corp., Sr. Sub. Notes .........      NR       12.75%  03/31/04      7,171      6,238,770
  Motors & Gears, Inc., Sr. Notes ..........................      B3       10.75%  11/15/06      3,500      3,465,000
  Neenah Corp., Sr. Sub. Notes .............................      B3      11.125%  05/01/07        250        231,250
  Thermadyne Holdings, Deb., Zero Coupon
    (until 06/01/03) .......................................     Caa1      12.50%  06/01/08      2,375      1,080,625
  Thermadyne Manufacturing, Sr. Sub. Notes .................      B3       9.875%  06/01/08      2,500      2,100,000
  UCAR Global Enterprises, Sr. Sub. Notes ..................      B1       12.00%  01/15/05      2,600      2,697,500
  Viasystems, Inc., Sr. Sub. Notes .........................      B3        9.75%  06/01/07      4,000      2,200,000
                                                                                                       --------------
                                                                                                           43,236,945
                                                                                                       --------------
LEISURE -- 0.9%
  Bally Health & Tennis Corp., Sr. Sub. Notes ..............      B3       9.875%  10/15/07      5,000      4,837,500
  Premier Cruise, Ltd., Sr. Notes, PIK (d) .................      B3       11.00%  3/15/08       1,000              0
  Premier Parks, Inc., Sr. Notes ...........................      B3        9.75%  06/15/07      2,000      2,010,000
                                                                                                       --------------
                                                                                                            6,847,500
                                                                                                       --------------
LODGING -- 0.6%
  Hilton Hotels, Sr. Notes .................................     Baa1       7.50%  12/15/17        285        237,952
  HMH Properties, Inc., Sr. Notes ..........................      Ba2       8.45%  12/01/08      2,850      2,629,125
  La Quinta Inns, Sr. Notes ................................      Ba2       7.25%  03/15/04      2,000      1,600,200
                                                                                                       --------------
                                                                                                            4,467,277
                                                                                                       --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B36

DECEMBER 31, 1999

                                                                MOODY'S                      PRINCIPAL
                                                                RATING    INTEREST  MATURITY  AMOUNT       VALUE
CORPORATE BONDS (CONTINUED)                                   (UNAUDITED)  RATE      DATE      (000)     (NOTE 2)
                                                              ----------- ------  ---------- --------- --------------
MANUFACTURING -- 0.4%
  Building Materials Corp. Sr. Notes .......................      Ba3       7.75%  07/15/05  $     265 $      241,150
  Tenneco, Inc., Sr. Sub. Notes ............................      B2      11.625%  10/15/09      3,060      3,105,900
                                                                                                       --------------
                                                                                                            3,347,050
                                                                                                       --------------
MISCELLANEOUS -- 1.7%
  Alliance Atlantis Comm. Sr. Sub. Notes ...................      B2       13.00%  12/15/09      1,670      1,670,000
  Intersil Corp., Sr. Sub. Notes ...........................      B3       13.25%  08/15/09        835        910,150
  It Group, Inc., Gtd. Notes ...............................      B3       11.25%  04/01/09      2,080      2,028,000
  Metromedia Fiber Network, Sr. Notes ......................      B2       10.00%  12/15/09      2,960      3,026,600
  MSX International, Inc., Gtd. Notes ......................      B3      11.375%  01/15/08      1,750      1,627,500
  Nebco Evans Sr. Notes, Zero Coupon (until 07/15/02) ......      Caa     12.375%  07/15/07      1,500        195,000
  Phoenix Color Corp., Gtd., Sr. Sub. Notes ................      B3      10.375%  02/01/09      4,000      3,840,000
  Sun World International, Gtd. Notes ......................      B2       11.25%  04/15/04        270        275,400
                                                                                                       --------------
                                                                                                           13,572,650
                                                                                                       --------------
OIL & GAS -- 1.4%
  Comstock Resources, Inc., Sr. Notes ......................      B2       11.25%  05/01/07      4,500      4,635,000
  Eott Energy Parters/Fin., Gtd. Notes .....................      Ba2      11.00%  10/01/09        710        738,400
  Gulf Canada Resources, Ltd., Sub. Deb ....................      Ba1       8.35%  08/01/06        385        378,744
  Gulf Canada Resources, Ltd., Sub. Deb. ...................      Ba3      9.625%  07/01/05        615        630,375
  Leviathan Gas, Sr. Sub. Notes ............................      Ba2     10.375%  06/01/09      2,000      2,080,000
  Plains Resources, Inc., Sr. Sub. Notes ...................      B2       10.25%  03/15/06        870        848,250
  Swift Energy Co., Sr. Sub. Notes .........................      B2       10.25%  08/01/09      2,015      2,030,113
                                                                                                       --------------
                                                                                                           11,340,882
                                                                                                       --------------
PAPER/PACKAGING -- 4.0%
  AMM Holdings, Inc., Sr. Disc. Notes, Zero Coupon
    (until 07/01/03)........................................     Caa1      13.50%  07/01/09      6,000        720,000
  APP International, Sr. Sec'd. Notes(b) (cost
    $2,794,324; purchased 2/11/97 and 2/20/97)..............      Ba3      11.75%  10/01/05   2,600(e)      2,184,000
  Doman Industries Limited, Sr. Notes ......................     Caa1       8.75%  03/15/04      1,805      1,552,300
  Doman Industries Limited, Sr. Notes ......................     Caa1       9.25%  11/15/07        100         80,000
  Gaylord Container Corp., Sr. Notes .......................       B        9.75%  06/15/07      2,100      1,974,000
  Graham Packaging, Sr. Disc. Notes, Zero Coupon
    (until 01/15/03)........................................      Caa      10.75%  01/15/09      1,100        759,000
  Maxxam Group Holdings, Inc., Sr. Notes ...................      NR       12.00%  08/01/03      7,550      7,059,250
  Repap New Brunswick, Inc., Sr. Sec'd. Notes ..............      B3      10.625%  04/15/05   2,840(e)      2,641,200
  Riverwood International, Gtd. Notes ......................      B3       10.25%  04/01/06   1,200(e)      1,218,000
  Riverwood International Corp. Gtd. Notes .................      B3      10.625%  08/01/07        455        468,650
  Riverwood International, Gtd. Notes ......................     Caa1     10.875%  04/01/08        455        445,900
  Silgan Holdings, Inc., Sub. Debs. PIK ....................      NR       13.25%  07/15/06      3,149      3,463,900
  Stone Container Corp., Sr. Sub. Deb. .....................      B2       12.58%  08/01/16        250        266,250
  Stone Container Corp., Sr. Sub. Notes ....................      B3       12.25%  04/01/02      6,800      6,885,000
  United Stationer Supply Co., Sr. Sub. Notes ..............      B3       12.75%  05/01/05      2,200      2,370,500
                                                                                                       --------------
                                                                                                           32,087,950
                                                                                                       --------------
PUBLISHING -- 0.6%
  Sullivan Graphics, Inc., Sr. Sub. Notes ..................      Caa      12.75%  08/01/05      4,500      4,657,500
                                                                                                       --------------
REAL ESTATE INVESTMENT TRUST -- 0.1%
  Meditrust, Notes .........................................      Ba2       7.82%  09/10/26        570        484,500
                                                                                                       --------------
RETAIL -- 2.4%
  Big 5 Holding Corp., Sr. Disc. Notes, Zero Coupon (until
    11/30/02) ..............................................      NR       13.45%  11/30/08      1,500        765,000
  Duane Reade, Inc., Sr. Sub. Notes ........................      B3        9.25%  02/15/08        270        263,925
  Frank's Nursery & Crafts, Sr. Sub. Notes .................      B3       10.25%  03/01/08      2,100      1,428,000
  French Fragrances, Inc., Sr. Notes, Ser. B ...............      B2      10.375%  05/15/07        470        455,900
  Merisel, Inc., Sr. Notes .................................      Ca       12.50%  12/31/04      5,250      4,738,125
  Musicland Group, Inc., Gtd. Notes ........................      B3       9.875%  03/15/08        110         99,550
  Musicland Stores, Sr. Sub. Notes .........................      B1        9.00%  06/15/03      4,600      4,439,000
  Phar-Mor, Inc., Sr. Notes ................................      B3       11.72%  09/11/02      4,564      4,335,800
  Phillips Van-Heusen Corp., Sr. Notes .....................      B1        9.50%  05/01/08      1,250      1,162,500
  Specialty Retailers, Inc., Gtd. Notes ....................      B2        8.50%  07/15/05      1,615      1,195,100
                                                                                                       --------------
                                                                                                           18,882,900
                                                                                                       --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B37

DECEMBER 31, 1999

                                                                MOODY'S                      PRINCIPAL
                                                                RATING    INTEREST  MATURITY  AMOUNT       VALUE
CORPORATE BONDS (CONTINUED)                                   (UNAUDITED)  RATE      DATE      (000)     (NOTE 2)
                                                              ----------- ------  ---------- --------- --------------
STEEL & METAL -- 1.4%
  Algoma Steel, Inc., First Mtge. Notes ....................      B2      12.375%  07/15/05  $     200 $      187,500
  California Steel Industry, Sr. Notes .....................      Ba3       8.50%  04/01/09        540        514,350
  LTV Corp. Sr. Notes ......................................      Ba3      11.75%  11/15/09      1,200      1,260,000
  National Steel Corp., Gtd. Sec'd. First Mtge. Notes ......      Ba3      9.875%  03/01/09      1,000      1,020,000
  Renco Steel Holdings, Sr. Notes ..........................      NR      10.875%  02/01/05        500        435,000
  Sheffield Steel Corp., First Mtge. Notes .................      NR       11.50%  12/01/05      3,500      2,975,000
  Wheeling-Pittsburgh Corp., Sr. Notes .....................      B2        9.25%  11/15/07      2,600      2,457,000
  WHX Corp., Sr. Notes .....................................      B3       10.50%  04/15/05      2,350      2,303,000
                                                                                                       --------------
                                                                                                           11,151,850
                                                                                                       --------------
SUPERMARKETS -- 1.2%
  Homeland Stores, Inc., Notes .............................      NR       10.00%  08/01/03      4,260      3,402,675
  Pantry, Inc., Sr. Sub. Notes .............................      NR       10.25%  10/15/07      3,500      3,412,500
  Pathmark Stores, Sr. Sub. Notes ..........................      B2       9.625%  05/01/03      4,790      3,496,700
                                                                                                       --------------
                                                                                                           10,311,875
                                                                                                       --------------
TECHNOLOGY -- 1.0%
  Ampex, Sr. Notes .........................................      NR       12.00%  03/15/03      5,000      5,025,000
  Decision One Corp., Sr. Sub. Notes(d).....................      B3        9.75%  08/01/07      4,000         15,000
  Details Holdings Corp., Sr. Disc. Notes, Zero Coupon
    (until 11/15/02) .......................................      NR       12.50%  11/15/07      1,080        561,600
  Details, Inc., Sr. Sub. Notes ............................      B3       10.00%  11/15/05        750        690,000
  DII Group, Sr. Sub. Notes ................................      B1        8.50%  09/15/07      2,000      1,990,000
                                                                                                       --------------
                                                                                                            8,281,600
                                                                                                       --------------
TELECOMMUNICATIONS -- 19.8%
  21st Century Telecom Group, Inc., Sr. Disc. Notes,
    Zero Coupon (until 02/15/03)............................      NR       12.25%  02/15/08      1,500      1,005,000
  Adelphia Business Solution, Sr. Notes ....................      B3       12.25%  09/01/04      1,150      1,230,500
  Adelphia Business Solution, Sr. Disc. Notes, Zero Coupon
    (until 4/15/01)(b) (cost $875,000; purchased on various
    dates: 4/07/99 through 9/22/99).........................      NR       13.00%  04/15/03        875        778,750
  Allegiance Telecommunciations, Inc., Sr. Disc. Notes,
    Zero Coupon (until 02/15/03)............................      NR       11.75%  02/15/08      3,300      2,359,500
  Allegiance Telecommunications, Inc., Sr. Notes ...........      NR      12.875%  05/15/08      1,750      1,960,000
  American Communications Lines, Bonds .....................      B1       10.25%  06/30/08      3,000      2,880,000
  AMSC Acquisition Co., Inc., Sr. Notes ....................      NR       12.25%  04/01/08      2,600      2,132,000
  Arch Communication, Inc., Sr. Notes ......................      B3       13.75%  04/15/08      1,000        810,000
  Bestel SA, Sr. Disc. Notes, Zero Coupon
    (until 05/15/01) .......................................      NR       12.75%  05/15/05      2,500      1,575,000
  Birch Telecommunications, Inc., Sr. Notes ................      NR       14.00%  06/15/08      2,500      2,525,000
  Caprock Communications, Sr. Notes ........................      Caa      12.00%  07/15/08      1,500      1,552,500
  CB Richard Ellis Services, Inc., Bonds ...................      Ba3      8.875%  06/01/06      1,600      1,424,000
  Cellnet Data Systems, Inc., Sr. Disc. Notes, Zero
    Coupon (until 10/01/02)(b) (cost $3,680,000;
    purchased 01/26/99).....................................      NR       14.00%  10/01/07      3,680        404,800
  Classic Communications, Inc., Sr. Disc. Notes, Zero
    Coupon (until 08/01/03).................................      Caa      13.25%  08/01/09      2,000      1,395,000
  Coaxial Communications, Inc., Sr. Disc. Notes ............      B3       10.00%  08/15/06      1,250      1,225,000
  DTI Holdings, Inc., Sr. Disc. Notes, Zero Coupon
    (until 03/01/03)........................................      NR       12.50%  03/01/08      1,000        360,000
  Exodus Communications, Sr. Notes .........................      NR       10.75%  12/15/09      1,680      1,705,200
  First World Communications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 04/15/03)............................      NR       13.00%  04/15/08      1,750      1,172,500
  Geotek Communication, Inc., Sr. Disc. Notes, Zero
    Coupon (until 7/15/00)(b)(d) (cost $4,512,000;
    purchased 7/20/99)......................................      Caa      15.00%  07/15/05      4,512      1,895,040
  Global Crossing Holdings, Ltd., Sr. Notes ................      Ba2      9.125%  11/15/06      1,020      1,008,525
  Global Crossing Holdings, Ltd., Sr. Notes ................      Ba2       9.50%  11/15/09      1,985      1,962,669
  Globix Corp., Sr. Notes ..................................      NR       13.00%  05/01/05      1,250      1,262,500
  GST Telecommunications, Inc., Sr. Disc. Notes, Zero
    Coupon (until 12/15/00).................................      NR      13.875%  12/15/05      6,380      4,973,375
  ICG Holdings Inc., Sr. Sub. Notes, Zero Coupon
    (until 9/15/00).........................................      NR       13.50%  09/15/05        850        735,250
  Impsat Corp., Gtd. Sr. Notes .............................      B2      12.125%  07/15/03      2,235      2,100,900
  Impsat Corp., Sr. Notes ..................................      B2      12.375%  06/15/08      3,000      2,700,000
  Intermedia Communication, Inc., Sr. Notes ................      B2        8.60%  06/01/08        230        212,175
  Intermedia Communication, Inc., Sr. Notes ................      B2       8.875%  11/01/07        600        558,000
  Intermedia Communication, Inc., Sr. Notes ................      B2        9.50%  03/01/09        370        355,200
  IPC Information Systems, Inc., Sr. Disc. Notes, Zero
    Coupon (until 05/01/01).................................      B3      10.875%  05/01/08      2,250      1,687,500
  Jordan Telecommunication Products, Inc., Sr. Notes(d).....      NR       9.875%  08/01/07      3,400      3,672,000
  Level 3 Communications, Sr. Disc. Notes, Zero
    Coupon (until 12/01/03).................................      B3       10.50%  12/01/08      2,150      1,295,375

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B38

DECEMBER 31, 1999

                                                                MOODY'S                      PRINCIPAL
                                                                RATING    INTEREST  MATURITY  AMOUNT       VALUE
CORPORATE BONDS (CONTINUED)                                   (UNAUDITED)  RATE      DATE      (000)     (NOTE 2)
                                                              ----------- ------  ---------- --------- --------------
  Level 3 Communications, Sr. Notes ........................      B3       9.125%  05/01/08  $   1,665 $    1,573,425
  Long Distance International, Inc., Sr. Notes(b)(d) (cost
    $2,000,000; purchased 4/07/98)..........................      NR       12.25%  04/15/08      2,000        900,000
  Mastec, Inc., Sr. Notes ..................................      Ba3       7.75%  02/01/08      1,000        940,000
  McCaw Int'l. Ltd., Sr. Disc. Notes, Zero Coupon
    (until 4/15/02).........................................      NR       13.00%  04/15/07      2,000      1,380,000
  Mcleodusa, Inc., Sr. Sub. Notes, Zero Coupon
    (until 03/01/02)........................................      B2       10.50%  03/01/07        750        607,500
  Microcell Telecommunications, Zero Coupon
    (until 06/01/04) .......................................      B3       12.00%  06/01/09      5,000      3,212,500
  Netia Holdings, Sr. Disc. Notes, Zero Coupon
    (until 11/01/01)........................................      B3       11.25%  11/01/07      3,000      1,875,000
  Netia Holdings, Sr. Notes ................................       B       10.25%  11/01/07      2,350      1,974,000
  Nextel Communications, Inc., Sr. Disc. Notes, Zero
    Coupon (until 09/15/02).................................      B2       10.65%  09/15/07        845        631,638
  Nextel Communications, Sr. Notes .........................      B1       9.375%  11/15/09     13,250     13,018,125
  Nextel Partners, Inc., Sr. Disc. Notes, Zero Coupon
    (until 02/01/04)........................................      B3       14.00%  02/01/09      5,900      3,864,500
  Nextlink Communications, Sr. Disc. Notes .................      B2       10.75%  06/01/09      2,340      2,410,200
  Nextlink Communications, Sr. Notes .......................      B2       10.50%  12/01/09      2,140      2,172,100
  Northeast Optic, Sr. Notes ...............................      NR       12.75%  08/15/08      2,005      2,125,300
  Pagemart Nationwide, Inc., Sr. Disc. Notes, Ser. H,
    Zero Coupon (until 02/01/00)............................      NR       15.00%  02/01/05      5,805      5,093,888
  Price Communications Wireless, Inc., Sr. Sub. Notes ......      NR       11.75%  07/15/07      5,000      5,500,000
  Primus Telecommunications Group, Sr. Notes ...............      B3       12.75%  10/15/09      1,975      2,044,125
  Psinet Inc., Sr. Notes ...................................      NR       11.00%  08/01/09      5,785      5,944,088
  PTC International Finance Corp., Gtd. Notes, Zero
    Coupon (until 07/01/02).................................      NR       10.75%  07/01/07      1,250        837,500
  RCN Corp., Sr. Notes .....................................      B3       10.00%  10/15/07        285        283,575
  RCN Corp., Sr. Notes .....................................      B3      10.125%  01/15/10      1,860      1,855,350
  Rogers Cantel, Inc., Sr. Sub. Notes ......................      B2        8.80%  10/01/07      1,250      1,250,000
  RSL Communications PLC, Sr. Sec'd. Notes .................      B3       12.00%  11/01/08      1,000      1,007,500
  RSL Communications Ltd, Sr. Notes ........................      B2       12.25%  11/15/06      1,500      1,522,500
  Splitrock Service, Inc., Sr. Notes .......................      NR       11.75%  07/15/08      1,295      1,191,400
  Telegroup, Inc., Sr. Disc. Notes, Zero Coupon
    (until 5/01/00)(d)......................................      NR       10.50%  11/01/04      4,000      1,360,000
  Tritel PCS, Inc., Sr. Disc. Notes, Zero Coupon
    (until 05/15/04)........................................      B3       12.75%  05/15/09      4,000      2,520,000
  Triton PCS, Inc., Gtd., Zero Coupon (until 05/01/03) .....      B3       11.00%  05/01/08      2,445      1,729,838
  Unisite, Inc., Sr. Disc. Notes, Zero Coupon
    (until 12/15/00)........................................      NR       13.00%  12/15/04      4,000      4,921,200
  US Unwired, Inc., Sr. Disc. Notes, Zero Coupon (until
    11/01/04) ..............................................     Caa1     13.375%  11/01/09      6,925      4,051,125
  US Xchange LLC, Sr. Notes ................................      NR       15.00%  07/01/08      2,250      2,047,500
  USA Mobile Communications, Sr. Notes .....................      B2        9.50%  02/01/04      5,000      3,900,000
  Versatel Telecommunications, Sr. Notes ...................     Caa1     11.875%  07/15/09        625        637,500
  Versatel Telecommunications, Sr. Notes ...................      NR       13.25%  05/15/08      2,000      2,130,000
  Verio, Inc., Sr. Notes ...................................      B3       11.25%  12/01/08        210        220,500
  Viatel, Inc., Sr. Disc. Notes, Zero Coupon
    (until 04/15/03) .......................................      NR       12.50%  04/15/08      1,100        704,000
  Viatel, Inc., Sr. Notes ..................................     Caa1      11.25%  04/15/08      1,500      1,492,500
  Viatel, Inc., Sr. Notes ..................................      B3       11.50%  03/15/09      2,401      2,401,000
  VSTR Wire Co., Sr. Disc. Notes, Zero Coupon (until
    11/15/04) ..............................................      B2      11.875%  11/15/09      3,345      2,015,363
  VSTR Wire Co., Sr. Notes .................................      B2      10.375%  11/15/09      3,080      3,172,400
  WamNet, Inc., Sr. Disc. Notes, Zero Coupon
    (until 3/01/02) ........................................      NR       13.25%  03/01/05        500        288,750
  Williams Communciations Group, Inc., Sr. Notes ...........      B2      10.875%  10/01/09      5,080      5,314,950
  Winstar Communications, Sr. Notes, Zero Coupon
    (until 10/15/00) .......................................     Caa1      14.00%  10/15/05   1,500(e)      1,455,000
  Worldwide Fiber, Inc., Sr. Notes .........................      B3       12.50%  12/15/05      4,000      4,180,000
                                                                                                       --------------
                                                                                                          158,669,099
                                                                                                       --------------
TEXTILES -- 1.5%
  Burlington Industries, Deb. ..............................      Ba1       7.25%  08/01/27      1,000        760,000
  Cluett American Corp., Sr. Sub. Notes ....................      NR      10.125%  05/15/08      3,060      2,172,600
  Collins & Aikman Floorcove, Sr. Sub. Notes ...............      B3       10.00%  01/15/07        500        492,500
  Foamex, L.P., Sr. Sub. Notes .............................      B3       9.875%  06/15/07      2,950      2,448,500
  Simmons Co., Sr. Sub. Notes ..............................      B3       10.25%  03/15/09      4,000      3,790,000
  Steel Heddle Manufacturing, Sr. Sub. Notes ...............      B3      10.625%  06/01/08      2,000        800,000
  Worldtex, Inc., Gtd. Notes ...............................      B1       9.625%  12/15/07      2,000      1,620,000
                                                                                                       --------------
                                                                                                           12,083,600
                                                                                                       --------------
TRANSPORTATION -- 1.0%
  Continental Airlines, Inc., Sr. Notes ....................      Ba2       8.00%  12/15/05      3,250      2,972,645
  Holt Group, Sr. Notes ....................................     Caa1       9.75%  01/15/06        800        500,000
  Kitty Hawk, Inc., Sr. Notes ..............................      B1        9.95%  11/15/04      2,000      1,960,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B39

DECEMBER 31, 1999

                                                                MOODY'S                      PRINCIPAL
                                                                RATING    INTEREST  MATURITY  AMOUNT       VALUE
CORPORATE BONDS (CONTINUED)                                   (UNAUDITED)  RATE      DATE      (000)     (NOTE 2)
                                                              ----------- ------  ---------- --------- --------------
  Stena Line AB, Sr. Notes .................................      B1      10.625%  06/01/08  $     365 $      219,000
  Us Airways, Inc., Sr. Notes ..............................      B3       9.625%  02/01/01      2,000      1,990,000
                                                                                                       --------------
                                                                                                            7,641,645
                                                                                                       --------------
UTILITIES -- 0.6%
  AES Corp., Sr. Notes .....................................      Ba1       9.50%  06/01/09      5,000      5,100,000
                                                                                                       --------------
TOTAL CORPORATE BONDS
  (cost $742,829,501).................................................................................    665,148,944
                                                                                                       --------------

CONVERTIBLE BONDS -- 0.5%
AUTOMOTIVE PARTS -- 0.2%
  Exide Corp., Sr. Sub. Notes ..............................      B2        2.90%  12/15/05      3,083      1,618,575
                                                                                                       --------------
OIL & GAS SERVICES -- 0.3%
  Key Energy Group, Inc., Sub. Notes .......................      NR        5.00%  09/15/04      3,500      2,467,500
                                                                                                       --------------
TOTAL CONVERTIBLE BONDS
  (cost $4,309,527)...................................................................................      4,086,075
                                                                                                       --------------

FOREIGN GOVERNMENT BONDS -- 0.2%
  Republic of Brazil, Bonds
    (cost $1,983,334) ......................................      B2      11.625%  04/15/04  2,000 (e)      1,985,000
                                                                                                       --------------

COMMON STOCKS -- 0.6%                                            SHARES
                                                              -------------
  Classic Communications, Inc., Sr. Disc. Notes(a)..........          6,000        100,020
  Dr. Pepper Bottling Holdings, Inc., (Class B)(a)(b)
    (cost $5,226; purchased 10/21/88).......................          5,807        145,175
  Hedstrom Holding Co.(a)...................................         24,261            243
  Intermedia Communications, PIK(a).........................         18,486        717,489
  Premier Cruises, Ltd.(a)(b) (cost $0; purchased
    9/15/99)................................................         74,058        249,946
  Samuels Jewelers, Inc.(a).................................         37,500        225,000
  Star Gas Partners, L.P. ..................................          2,561         33,933
  Viatel, Inc.(a)...........................................         10,575        567,084
  Waste Systems International(a)(b) (cost $1,970,169;
    purchased 02/01/99).....................................        503,351      2,390,917
                                                                            --------------
TOTAL COMMON STOCKS
  (cost $3,156,548)........................................................      4,429,807
                                                                            --------------

PREFERRED STOCKS -- 7.6%
  21st Century Telecommunications Group, Inc., PIK .........            506        430,166
  Adelphia Communications, Inc., PIK .......................         65,250      6,854,899
  Ameriking, Inc., Sr. Notes PIK ...........................         25,802        464,436
  California Federal Bancorp, Inc. .........................        100,000      2,256,250
  Century Maintenance Supplies PIK .........................         48,369      4,256,504
  Chesapeake Energy Corp.(a)................................         20,000        525,000
  Clark USA, Inc., PIK .....................................            592        177,660
  Cluett American Corp. PIK ................................         42,292      1,987,712
  Contour Energy Co.(a).....................................         38,400         72,000
  CSC Holdings, Inc., PIK ..................................         36,476      3,975,885
  Dobson Communications PIK ................................          4,528      4,935,052
  Eagle-Picher Holdings, Inc.(a)............................            170        790,500
  Fitzgerald Gaming, Inc.(a)................................         50,000         87,500
  Geneva Steel, Inc.(a).....................................         22,000          5,500
  Global Crossing Holdings, Ltd. PIK .......................         16,250      1,625,000
  GPA Group PLC(a)..........................................      1,550,000        744,000
  Harborside Healthcare Corp. PIK ..........................          1,179        353,700
  Interact Systems, Inc. ...................................          4,400      1,123,571
  ICG Communications, Inc., PIK ............................          1,461      1,358,871
  Intermedia Communications, Inc., PIK .....................          3,595      3,523,475
  Intermedia Communications, Inc., PIK .....................         90,000      2,103,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B40

DECEMBER 31, 1999

                                                                                VALUE
PREFERRED STOCKS (CONTINUED)                                     SHARES       (NOTE 2)
                                                              ------------- --------------
  Intermedia Communications, Inc., Ser. D PIK ..............         90,000 $    3,791,250
  IXC Communications, Inc. PIK .............................              9         10,153
  Nextel Communications, Inc. PIK ..........................          1,027      1,027,000
  Packaging Corp. of America PIK ...........................         42,324      4,634,451
  Paxson Communications, Inc. PIK ..........................          6,221      6,345,843
  Primedia, Inc., Gtd., Notes ..............................         34,668      3,345,462
  R&B Falcon Corp. PIK .....................................          3,088      3,258,084
  Rural Cellular Corp., PIK ................................             12         12,240
  Supermarkets General Holdings Corp., PIK(a)...............         25,000        106,250
  Viasystems, Inc., PIK(a)..................................         47,804        286,822
                                                                            --------------
TOTAL PREFERRED STOCKS
  (cost $69,769,723).......................................................     60,468,986
                                                                            --------------

                                                              EXPIRATION
WARRANTS (A) -- 0.8%                                             DATE       UNITS
                                                              ----------- ---------
  21st Century Telecom Group, Inc. .........................   02/15/10         400          8,000
  Allegiance Telecommunications, Inc. ......................   02/03/08       3,800        190,000
  American Banknote Corp. ..................................   12/01/02       2,500             25
  American Mobile Satellite Corp. ..........................   04/01/08       2,600        104,000
  Ampex Corp. ..............................................   03/15/03     170,000        542,300
  Anker Coal Group, Inc. ...................................      N/A            56             84
  Bell Technology Group, Ltd. ..............................   01/23/01       1,250         31,250
  Bestel SA ................................................   01/01/04       2,500         12,500
  Birch Telecomm, Inc. .....................................   06/15/00       2,500         13,750
  Cellnet Data Systems, Inc. ...............................   01/01/49       7,010              0
  Clearnet Communications, Inc. ............................   09/15/05      26,202        157,212
  DTI Holdings, Inc. .......................................   01/01/04       5,000             50
  Electronic Retailing Systems .............................   01/01/49       2,000          2,000
  First World Communications ...............................   01/01/04       1,750        210,000
  Globalstar Capital Co. ...................................   02/15/04       1,200        150,000
  HF / Icon Health .........................................   07/15/02      18,093         45,232
  Hyperion Telecommunications Corp. ........................   04/15/01       4,250        743,750
  ICG Communications, Inc. .................................   09/15/05      20,790        207,900
  Interact Systems, Inc. ...................................   08/01/03       4,400             44
  Interact Systems, Inc. ...................................   12/15/09       4,400        108,036
  Intermedia Communications of Florida, Inc. ...............   06/01/00       3,000        336,000
  Intersil WT, Notes .......................................   08/15/09         835        125,250
  Long Distance Int'l. Inc., ...............................   05/01/05       2,000              0
  McCaw Int'l. Ltd. ........................................   01/01/49       1,650          6,600
  MGC Communications, Inc. .................................   01/01/49       1,950         19,598
  Pagemart, Inc. ...........................................   11/01/03       9,200         23,000
  Powertel, Inc. ...........................................   02/01/06       6,720         40,320
  Premium Standard Farms L.P.(b)(c) (cost $374,377;
    purchased 9/17/96)......................................      N/A        22,025        242,275
  Price Communications Cellular Holdings ...................   08/01/07       6,880      1,148,960
  Primus Telecommunications Group ..........................   08/01/07       1,500         75,000
  R&B Falcon ...............................................   05/01/09       2,875        718,750
  Splitrock Service, Inc. ..................................   07/15/08       1,750        164,500
  Star Choice Communications, Inc. .........................   12/15/05      69,480        270,972
  Sterling Chemical Holdings, Inc. .........................   08/15/08         560          8,960
  TVN Entertainment Corp. ..................................   08/01/08       3,750              0
  Unisite, Inc. ............................................   12/15/04       1,943             19
  USN Communications, Inc. .................................   01/01/49      10,590            106
  Versatel Telecommunications ..............................   05/15/08       2,000        800,000
  WamNet, Inc. .............................................   08/01/08       3,000         68,250
  Waste Systems International ..............................   01/15/06      60,000         45,000
                                                                                    --------------
TOTAL WARRANTS
  (cost $2,575,635)................................................................      6,619,693
                                                                                    --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $824,624,268)..............................................................    742,738,505
                                                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B41

DECEMBER 31, 1999

SHORT-TERM INVESTMENTS -- 6.9%                                                               PRINCIPAL
                                                                MOODY'S   INTEREST  MATURITY  AMOUNT       VALUE
CORPORATE BONDS -- 0.5%                                         RATING     RATE      DATE      (000)     (NOTE 2)
                                                              ----------- ------  ---------- --------- --------------
LODGING -- 0.3%
  Santa Fe Hotel, Inc., First Mtge. Notes ..................     Caa2      11.00%  12/15/00  $   2,750 $    2,667,500
                                                                                                       --------------
TRANSPORTATION -- 0.2%
  Aircraft Funding, Sr. Sub. Notes, PIK ....................      NR       12.00%  07/15/00      1,074        901,764
  Trism, Inc., Sr. Sub. Notes (d)...........................      B2       10.75%  12/15/00      3,750        900,000
                                                                                                       --------------
                                                                                                            1,801,764
                                                                                                       --------------
TOTAL CORPORATE BONDS
  (cost $7,393,214)...................................................................................      4,469,264
                                                                                                       --------------

COMMERCIAL PAPER -- 1.1%
  Keyspan Corp. ............................................                6.50%  01/12/00   3,123(f)      3,117,925
  Market Street Fund Corp. .................................                5.00%  01/06/00   5,000(f)      4,997,917
  Pfizer, Inc. .............................................                5.75%  02/02/00     548(f)        545,374
                                                                                                       --------------
TOTAL COMMERCIAL PAPER
  (cost $8,671,000)...................................................................................      8,661,216
                                                                                                       --------------

TIME DEPOSIT -- 0.5%
  Banque Nationale De Paris ................................                2.00%  01/03/00     629(f)        629,000
  Deutsche Bank ............................................                5.00%  01/03/00   3,000(f)      3,000,000
                                                                                                       --------------
TOTAL TIME DEPOSIT
  (cost $3,629,000)...................................................................................      3,629,000
                                                                                                       --------------

REPURCHASE AGREEMENT -- 4.8%
  Joint Repurchase Agreement Account
    (cost $38,984,000; Note 5) .............................   2.88%  01/03/00     38,984     38,984,000
                                                                                          --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $58,677,214).....................................................................     55,743,480
                                                                                          --------------
TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN -- 99.6%
  (cost $883,301,482; Note 6)............................................................    798,481,985

OUTSTANDING CALL OPTIONS WRITTEN(A)                             CONTRACTS
                                                              -------------
  Jordan Telecommunications Products, Inc.,
    expiring 3/20/00 @$111.63 (premium received $68,000) ...             34             (3)
                                                                            --------------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.4%..............................      3,718,565
                                                                            --------------
TOTAL NET ASSETS -- 100.0%................................................. $  802,200,547
                                                                            ==============

The following abbreviations are used in portfolio descriptions:
  LLC      Limited Liability Company
  L.P.     Limited Partnership
  NR       Not Rated by Moody's or Standard & Poors
  PIK      Payment in Kind Securities
  PLC      Public Limited Company

(a)  Non-income producing security.
(b) Indicates a restricted security; the aggregate cost of the restricted securities is $34,935,753. The aggregate value, $21,568,312 is approximately 2.7% of net assets.
(c) Indicates a fair valued security. The aggregate value, $242,275 is approximately .03% of net assets.
(d) Represents issuer in default on interest payments, non-income producing security.
(e) Portion of securities on loan with an aggregate market value of $12,073,216, cash collateral of $12,233,400 was received with which the portfolio purchased securities.
(f) Represents security purchased with cash collateral received for securities on loan.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B42

                             STOCK INDEX PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 98.6%
                                                                       VALUE
COMMON STOCKS                                          SHARES        (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 1.3%
  Boeing Co. .....................................        360,036  $   14,963,996
  General Dynamics Corp. .........................         74,700       3,940,425
  Goodrich (B.F.) Co. ............................         38,600       1,061,500
  Honeywell International, Inc. ..................        295,250      17,032,234
  Lockheed Martin Corp. ..........................        148,298       3,244,019
  Northrop Grumman Corp. .........................         24,200       1,308,312
  Parker-Hannifin Corp. ..........................         41,225       2,115,358
  Raytheon Co. (Class "B" Stock) .................        123,018       3,267,666
  United Technologies Corp. ......................        177,300      11,524,500
                                                                   --------------
                                                                       58,458,010
                                                                   --------------
AIRLINES -- 0.2%
  AMR Corp. ......................................         64,800       4,341,600
  Delta Air Lines, Inc. ..........................         53,200       2,650,025
  Southwest Airlines Co. .........................        181,725       2,941,673
  US Airways Group, Inc.(a).......................         34,900       1,118,981
                                                                   --------------
                                                                       11,052,279
                                                                   --------------
APPAREL -- 0.1%
  Nike, Inc. (Class "B" Stock) ...................        104,300       5,169,369
  Reebok International Ltd. ......................         19,000         155,562
                                                                   --------------
                                                                        5,324,931
                                                                   --------------
AUTOS - CARS & TRUCKS -- 1.1%
  Cummins Engine Co., Inc. .......................         14,400         695,700
  Dana Corp. .....................................         63,594       1,903,845
  Ford Motor Co. .................................        448,000      23,940,000
  General Motors Corp. ...........................        242,100      17,597,644
  Genuine Parts Co. ..............................         65,925       1,635,764
  Johnson Controls, Inc. .........................         32,000       1,820,000
  Navistar International Corp.(a).................         23,900       1,132,262
  PACCAR, Inc. ...................................         29,160       1,292,152
  TRW, Inc. ......................................         46,300       2,404,706
                                                                   --------------
                                                                       52,422,073
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 4.8%
  AmSouth Bancorporation .........................        134,900       2,605,256
  Banc One Corp. .................................        437,445      14,025,580
  Bank of New York Co., Inc. .....................        282,300      11,292,000
  BankAmerica Corp. ..............................        646,444      32,443,408
  BB&T Corp. .....................................        114,300       3,128,962
  Chase Manhattan Corp. ..........................        314,494      24,432,253
  Comerica, Inc. .................................         58,450       2,728,884
  First Union Corp. ..............................        362,978      11,910,216
  Firstar Corp. ..................................        377,160       7,967,505
  Fleet Boston Financial Corp. ...................        339,488      11,818,426
  Golden West Financial Corp. ....................         66,900       2,241,150
  Huntington Bancshares, Inc. ....................         85,250       2,035,344
  KeyCorp ........................................        169,700       3,754,612
  Mellon Financial Corp. .........................        193,800       6,601,312
  Morgan (J.P.) & Co., Inc. ......................         65,650       8,312,931
  National City Corp. ............................        242,400       5,741,850
  Northern Trust Corp. ...........................         82,000       4,346,000
  Old Kent Financial Corp. .......................         25,000         884,375
  PNC Bank Corp. .................................        113,300       5,041,850
  Providian Financial Corp. ......................         52,550       4,785,334
  Regions Financial Corp. ........................         83,100       2,087,887
  Republic New York Corp. ........................         39,100       2,815,200
  SouthTrust Corp. ...............................         59,400       2,246,062
  Summit Bancorp .................................         63,900       1,956,937
  Suntrust Banks, Inc. ...........................        120,800       8,312,550
  Synovus Financial Corp. ........................         97,500       1,937,812
  U.S. Bancorp ...................................        268,926       6,403,800
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
BANKS AND SAVINGS & LOANS (CONT'D.)
  Union Planters Corp. ...........................         53,200       2,098,075
  Wachovia Corp. .................................         74,200  $    5,045,600
  Wells Fargo & Co. ..............................        613,760      24,818,920
                                                                   --------------
                                                                      223,820,091
                                                                   --------------
BUSINESS SERVICES -- 0.2%
  Equifax, Inc. ..................................         52,300       1,232,319
  Omnicom Group, Inc. ............................         67,400       6,740,000
                                                                   --------------
                                                                        7,972,319
                                                                   --------------
CHEMICALS -- 1.4%
  Air Products & Chemicals, Inc. .................         85,300       2,862,881
  Dow Chemical Co. ...............................         82,300      10,997,337
  Du Pont (E.I.) de Nemours & Co. ................        396,091      26,092,495
  Eastman Chemical Co. ...........................         27,600       1,316,175
  Engelhard Corp. ................................         49,875         941,391
  FMC Corp.(a)....................................         12,300         704,944
  Grace (W.R.) & Co(a)............................         24,400         338,550
  Great Lakes Chemical Corp. .....................         20,600         786,662
  Hercules, Inc. .................................         37,400       1,042,525
  Monsanto Co. ...................................        235,400       8,386,125
  Praxair, Inc. ..................................         59,100       2,973,469
  Rohm & Haas Co. ................................         84,100       3,421,819
  Sigma-Aldrich Corp. ............................         38,000       1,142,375
  Union Carbide Corp. ............................         50,600       3,377,550
                                                                   --------------
                                                                       64,384,298
                                                                   --------------
COMMERCIAL SERVICES -- 0.2%
  Cendant Corp.(a)................................        287,618       7,639,853
  Deluxe Corp. ...................................         29,000         795,687
  Quintiles Transnational Corp.(a)................         25,000         467,187
                                                                   --------------
                                                                        8,902,727
                                                                   --------------
COMPUTERS -- 5.4%
  Apple Computer, Inc.(a).........................         60,600       6,230,437
  Compaq Computer Corp. ..........................        629,069      17,024,180
  Dell Computer Corp.(a)..........................        947,200      48,307,200
  Gateway, Inc.(a)................................        114,800       8,272,775
  Hewlett-Packard Co. ............................        378,000      43,068,375
  International Business Machines Corp. ..........        676,100      73,018,800
  Networking Appliance, Inc.(a)...................         53,800       4,468,762
  Seagate Technology, Inc.(a).....................         88,100       4,102,156
  Sun Microsystems, Inc.(a).......................        575,400      44,557,537
                                                                   --------------
                                                                      249,050,222
                                                                   --------------
COMPUTER SERVICES -- 14.2%
  3Com Corp. .....................................        137,900       6,481,300
  Adaptec, Inc.(a)................................         33,000       1,645,875
  Adobe Systems, Inc. ............................         47,200       3,174,200
  America Online, Inc.(a).........................        826,600      62,356,637
  Autodesk, Inc. .................................         19,800         668,250
  Automatic Data Processing, Inc. ................        232,900      12,547,487
  BMC Software, Inc.(a)...........................         90,300       7,218,356
  Cabletron Systems, Inc.(a)......................         63,500       1,651,000
  Ceridian Corp.(a)...............................         53,200       1,147,125
  Cisco Systems, Inc.(a)..........................      1,212,800     129,921,200
  Citrix Systems, Inc. ...........................         29,000       3,567,000
  Computer Associates International, Inc. ........        201,543      14,095,414
  Computer Sciences Corp.(a)......................         59,700       5,649,112
  Compuware Corp.(a)..............................        133,600       4,976,600
  Comverse Technology, Inc.(a)....................         24,800       3,589,800
  Electronic Data Systems Corp. ..................        182,400      12,209,400
  EMC Corp.(a)....................................        383,787      41,928,730
  First Data Corp. ...............................        160,900       7,934,381

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B43

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
COMPUTER SERVICES (CONT'D.)
  Microsoft Corp. ................................      1,917,500  $  223,868,125
  Novell, Inc.(a).................................        126,100       5,036,119
  Oracle Corp.(a).................................        535,830      60,046,449
  Parametric Technology Corp.(a)..................         97,000       2,625,062
  Peoplesoft, Inc.(a).............................         86,000       1,838,250
  Silicon Graphics, Inc.(a).......................         67,800         665,287
  Unisys Corp.(a).................................        111,000       3,545,062
  Yahoo!, Inc.(a).................................         96,200      41,624,537
                                                                   --------------
                                                                      660,010,758
                                                                   --------------
CONSTRUCTION -- 0.1%
  Centex Corp. ...................................         21,600         533,250
  Fluor Corp. ....................................         28,300       1,298,263
  Foster Wheeler Corp. ...........................         18,300         162,413
  Pulte Corp. ....................................         14,500         326,250
  Vulcan Materials Co. ...........................         40,800       1,629,450
                                                                   --------------
                                                                        3,949,626
                                                                   --------------
CONTAINERS -- 0.1%
  Ball Corp. .....................................         10,900         429,187
  Bemis Co., Inc. ................................         18,100         631,237
  Crown Cork & Seal Co., Inc. ....................         44,200         988,975
  Owens-Illinois, Inc.(a).........................         59,700       1,496,231
  Pactiv Corp.(a).................................         58,900         625,812
  Sealed Air Corp.(a).............................         32,910       1,705,149
                                                                   --------------
                                                                        5,876,591
                                                                   --------------
COSMETICS & SOAPS -- 1.9%
  Alberto Culver Co. (Class "B" Stock) ...........         19,100         493,019
  Avon Products, Inc. ............................         96,000       3,168,000
  Colgate-Palmolive Co. ..........................        218,800      14,222,000
  Gillette Co. ...................................        412,600      16,993,962
  International Flavors & Fragrances, Inc. .......         39,400       1,487,350
  Procter & Gamble Co. ...........................        494,904      54,222,919
                                                                   --------------
                                                                       90,587,250
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.6%
  Eastman Kodak Co. ..............................        120,900       8,009,625
  Philip Morris Co., Inc. ........................        895,600      20,766,725
                                                                   --------------
                                                                       28,776,350
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.4%
  Avery Dennison Corp. ...........................         43,900       3,199,212
  Lexmark International Group, Inc.(a)............         48,414       4,381,467
  Pitney Bowes, Inc. .............................        100,900       4,874,731
  Xerox Corp. ....................................        245,792       5,576,406
                                                                   --------------
                                                                       18,031,816
                                                                   --------------
DIVERSIFIED OPERATIONS -- 4.1%
  Fortune Brands, Inc. ...........................         64,300       2,125,919
  General Electric Capital Corp. .................      1,222,200     189,135,450
                                                                   --------------
                                                                      191,261,369
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 8.6%
  Abbott Laboratories ............................        567,500      20,607,344
  Allergan, Inc. .................................         50,600       2,517,350
  ALZA Corp.(a)...................................         35,700       1,236,112
  American Home Products Corp. ...................        488,600      19,269,162
  Amgen, Inc.(a)..................................        381,000      22,883,812
  Bard (C.R.), Inc. ..............................         19,000       1,007,000
  Bausch & Lomb, Inc. ............................         20,100       1,375,594
  Baxter International, Inc. .....................        109,500       6,877,969
  Becton, Dickinson & Co. ........................         93,100       2,490,425
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
DRUGS AND MEDICAL SUPPLIES (CONT'D.)
  Biomet, Inc. ...................................         42,100  $    1,684,000
  Boston Scientific Corp.(a)......................        151,800       3,320,625
  Bristol-Myers Squibb Co. .......................        742,560      47,663,070
  Cardinal Health, Inc. ..........................        100,450       4,809,044
  Guidant Corp.(a)................................        113,100       5,315,700
  Johnson & Johnson ..............................        511,400      47,624,125
  Lilly (Eli) & Co. ..............................        408,500      27,165,250
  Mallinckrodt, Inc. .............................         25,800         820,762
  Medtronic, Inc. ................................        436,000      15,886,750
  Merck & Co., Inc. ..............................        876,900      58,807,106
  Pfizer, Inc. ...................................      1,444,000      46,839,750
  Pharmacia & Upjohn, Inc. .......................        188,825       8,497,125
  Schering-Plough Corp. ..........................        546,800      23,068,125
  St. Jude Medical, Inc. .........................         30,300         929,831
  Warner-Lambert Co. .............................        318,600      26,105,287
  Watson Pharmaceuticals, Inc.(a).................         35,000       1,253,437
                                                                   --------------
                                                                      398,054,755
                                                                   --------------
ELECTRONICS -- 4.5%
  Advanced Micro Devices, Inc.(a).................         54,100       1,565,519
  Analog Devices, Inc.(a).........................         62,800       5,840,400
  Applied Materials, Inc.(a)......................        139,800      17,710,912
  Emerson Electric Co.(a).........................        161,400       9,260,325
  Grainger (W.W.), Inc. ..........................         33,400       1,596,937
  Intel Corp. ....................................      1,238,700     101,960,494
  KLA-Tencor Corp.(a).............................         33,700       3,753,337
  LSI Logic Corp.(a)..............................         55,400       3,739,500
  Micron Technology, Inc.(a)......................         93,600       7,277,400
  Molex, Inc. ....................................         48,000       2,721,000
  National Semiconductor Corp.(a).................         62,000       2,654,375
  Perkin Elmer, Inc. .............................         18,000         750,375
  Rockwell International Corp. ...................         71,900       3,442,212
  Solectron Corp.(a)..............................        101,900       9,693,237
  Tektronix, Inc. ................................         17,500         680,312
  Teradyne, Inc., (United States)(a)..............         61,000       4,026,000
  Texas Instruments, Inc. ........................        294,100      28,490,937
  Thomas & Betts Corp. ...........................         19,800         631,125
  Xilinx Inc.(a)..................................        110,600       5,028,844
                                                                   --------------
                                                                      210,823,241
                                                                   --------------
FINANCIAL SERVICES -- 5.5%
  American Express Co. ...........................        167,300      27,813,625
  Associates First Capital Corp. .................        274,266       7,525,173
  Bear Stearns Companies, Inc. ...................         44,210       1,889,978
  Block (H.R.), Inc. .............................         36,700       1,605,625
  Capital One Financial Corp. ....................         74,400       3,585,150
  Citigroup, Inc. ................................      1,262,113      70,126,154
  Countrywide Credit Industries, Inc. ............         40,800       1,030,200
  Dun & Bradstreet Corp. .........................         62,360       1,839,620
  Federal Home Loan Mortgage Corp. ...............        260,400      12,255,075
  Federal National Mortgage Association ..........        381,900      23,844,881
  Fifth Third Bancorp ............................        106,600       7,821,775
  Franklin Resource, Inc. ........................         92,400       2,962,575
  Household International, Inc. ..................        180,458       6,722,061
  Lehman Brothers Holdings, Inc. .................         43,700       3,700,844
  MBNA Corp. .....................................        296,768       8,086,928
  Merrill Lynch & Co., Inc. ......................        139,300      11,631,550
  Morgan Stanley Dean Witter & Co. ...............        210,605      30,063,864
  PaineWebber Group, Inc. ........................         54,000       2,095,875
  Paychex, Inc. ..................................         91,500       3,660,000
  Price (T. Rowe) Associates, Inc. ...............         36,000       1,329,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B44

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
FINANCIAL SERVICES (CONT'D.)
  Schwab (Charles) Corp. .........................        307,900  $   11,815,663
  SLM Holding Corp. ..............................         59,600       2,518,100
  State Street Corp. .............................         58,800       4,296,075
  Washington Mutual, Inc. ........................        220,348       5,729,048
                                                                   --------------
                                                                      253,949,589
                                                                   --------------
FOOD & BEVERAGE -- 3.6%
  Anheuser-Busch Companies, Inc. .................        177,300      12,566,138
  Archer-Daniels-Midland Co. .....................        225,931       2,753,534
  Bestfoods ......................................        104,800       5,508,550
  Brown-Forman Corp. (Class "B" Stock) ...........         27,600       1,580,100
  Campbell Soup Co. ..............................        164,100       6,348,619
  Coca-Cola Co. ..................................        922,200      53,718,150
  Coca Cola Enterprises, Inc. ....................        159,000       3,199,875
  ConAgra, Inc. ..................................        179,100       4,040,944
  Coors (Adolph) Co. (Class "B" Stock) ...........         12,800         672,000
  General Mills, Inc. ............................        113,800       4,068,350
  Heinz (H.J.) & Co. .............................        132,350       5,269,184
  Hershey Foods Corp. ............................         54,100       2,569,750
  Kellogg Co. ....................................        148,900       4,587,981
  Nabisco Group Holdings Corp. ...................        119,900       1,273,938
  PepsiCo, Inc. ..................................        549,000      19,352,250
  Quaker Oats Co. ................................         51,100       3,353,438
  Ralston-Ralston Purina Group ...................        123,620       3,445,908
  Sara Lee Corp. .................................        337,400       7,443,888
  Seagram Co., Ltd. ..............................        158,000       7,100,125
  Sysco Corp. ....................................        121,500       4,806,844
  Unilever N.V., ADR, (United Kingdom) ...........        213,032      11,596,930
  Wrigley (William) Jr. Co. ......................         42,600       3,533,138
                                                                   --------------
                                                                      168,789,634
                                                                   --------------
FOREST PRODUCTS -- 0.7%
  Boise Cascade Corp. ............................         19,886         805,383
  Champion International Corp. ...................         35,000       2,167,812
  Fort James Corp. ...............................         81,000       2,217,375
  Georgia-Pacific Corp. ..........................         66,800       3,390,100
  International Paper Co. ........................        155,212       8,759,777
  Louisiana-Pacific Corp. ........................         38,900         554,325
  Mead Corp. .....................................         37,400       1,624,562
  Potlatch Corp. .................................         10,000         446,250
  Temple-Inland, Inc. ............................         20,000       1,318,750
  Westvaco Corp. .................................         35,700       1,164,712
  Weyerhaeuser Co. ...............................         87,100       6,254,869
  Willamette Industries, Inc. ....................         44,200       2,052,537
                                                                   --------------
                                                                       30,756,452
                                                                   --------------
GAS PIPELINES -- 0.2%
  Columbia Energy Group ..........................         30,250       1,913,312
  Consolidated Natural Gas Co. ...................         37,000       2,402,687
  Peoples Energy Corp. ...........................         11,400         381,900
  Sempra Energy ..................................         89,104       1,548,182
  Williams Companies, Inc. .......................        162,300       4,960,294
                                                                   --------------
                                                                       11,206,375
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 0.4%
  Columbia/HCA Healthcare Corp. ..................        229,298       6,721,298
  HEALTHSOUTH Corp.(a)............................        154,500         830,437
  Humana, Inc.(a).................................         58,100         475,694
  IMS Health, Inc. ...............................        119,120       3,238,575
  Manor Care, Inc.(a).............................         40,850         653,600
  McKesson HBOC Inc. .............................        101,107       2,281,227
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
HOSPITALS/ HOSPITAL MANAGEMENT (CONT'D.)
  Service Corp. International ....................        101,500      $  704,156
  Shared Medical Systems Corp. ...................          9,000         458,437
  Tenet Healthcare Corp.(a).......................        111,100       2,610,850
  Wellpoint Health Networks Inc.(a)...............         25,100       1,655,031
                                                                   --------------
                                                                       19,629,305
                                                                   --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.4%
  Clorox Co. .....................................         89,600       4,513,600
  Kimberly-Clark Corp. ...........................        200,788      13,101,417
  Leggett & Platt, Inc. ..........................         64,000       1,372,000
                                                                   --------------
                                                                       18,987,017
                                                                   --------------
HOUSING RELATED -- 0.5%
  Armstrong World Industries, Inc. ...............         14,700         490,613
  Fleetwood Enterprises, Inc.(a)..................         12,600         259,875
  Huttig Building Products, Inc.(a)...............          5,694          28,114
  Kaufman & Broad Home Corp. .....................         16,166         391,015
  Lowe's Companies, Inc. .........................        143,000       8,544,250
  Masco Corp. ....................................        161,200       4,090,450
  Maytag Corp. ...................................         32,700       1,569,600
  Newell Rubbermaid Inc. .........................        107,049       3,104,421
  Owens Corning ..................................         21,100         407,494
  Stanley Works ..................................         32,300         973,038
  Tupperware Corp. ...............................         22,300         377,706
  Whirlpool Corp. ................................         27,300       1,776,206
                                                                   --------------
                                                                       22,012,782
                                                                   --------------
INSTRUMENT-CONTROLS -- 0.1%
  PE Corp-PE Biosystems Group. ...................         38,200       4,595,937
                                                                   --------------
INSURANCE -- 2.9%
  Aetna, Inc. ....................................         53,312       2,975,476
  Allstate Corp. .................................        298,688       7,168,512
  American General Corp. .........................         92,286       7,002,200
  American International Group, Inc. .............        575,743      62,252,212
  Aon Corp. ......................................         94,125       3,765,000
  Chubb Corp. ....................................         64,600       3,637,787
  CIGNA Corp. ....................................         76,400       6,154,975
  Cincinnati Financial Corp. .....................         62,500       1,949,219
  Conseco, Inc. ..................................        118,259       2,113,880
  Hartford Financial Services Group, Inc. ........         86,000       4,074,250
  Jefferson-Pilot Corp. ..........................         39,912       2,723,994
  Lincoln National Corp. .........................         75,600       3,024,000
  Loews Corp. ....................................         43,000       2,609,562
  Marsh & McLennan Companies, Inc. ...............         98,000       9,377,375
  MBIA, Inc. .....................................         36,300       1,917,094
  MGIC Investment Corp. ..........................         40,200       2,419,538
  Progressive Corp. ..............................         27,000       1,974,375
  SAFECO Corp. ...................................         48,300       1,201,463
  St. Paul Companies, Inc. .......................         86,410       2,910,937
  Torchmark Corp. ................................         51,000       1,482,188
  United Healthcare Corp. ........................         67,500       3,585,938
  UnumProvident Corp. ............................         86,656       2,778,408
                                                                   --------------
                                                                      137,098,383
                                                                   --------------
LEISURE -- 0.9%
  Brunswick Corp. ................................         33,400         743,150
  Carnival Corp. (Class "A" Stock) ...............        229,700      10,982,531
  Disney (Walt) Co. ..............................        765,601      22,393,829
  Harrah's Entertainment, Inc.(a).................         46,350       1,225,378
  Hilton Hotels Corp. ............................         95,800         922,075

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B45

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
LEISURE (CONT'D.)
  Marriott International, Inc. (Class "A"
    Stock) .......................................         93,200  $    2,941,625
  Mirage Resorts, Inc.(a).........................         70,900       1,085,656
                                                                   --------------
                                                                       40,294,244
                                                                   --------------

MACHINERY -- 0.6%
  Briggs & Stratton Corp. ........................          7,800         418,275
  Caterpillar, Inc. ..............................        134,300       6,320,494
  Cooper Industries, Inc. ........................         42,600       1,722,638
  Deere & Co. ....................................         85,200       3,695,550
  Delphi Automotive Systems Corp. ................        206,044       3,245,193
  Dover Corp. ....................................         80,100       3,634,538
  Eaton Corp. ....................................         27,600       2,004,450
  Ingersoll-Rand Co. .............................         62,750       3,455,172
  Milacron, Inc. .................................         12,600         193,725
  Snap-On, Inc. ..................................         22,800         605,625
  Timken Co. .....................................         21,500         439,406
                                                                   --------------
                                                                       25,735,066
                                                                   --------------
MANUFACTURING -- 0.7%
  Illinois Tool Works, Inc. ......................        106,900       7,222,431
  Tyco International Ltd. ........................        623,114      24,223,557
                                                                   --------------
                                                                       31,445,988
                                                                   --------------
MEDIA -- 3.2%
  CBS Corp.(a)....................................        285,236      18,237,277
  Clear Channel Communications, Inc.(a)...........        124,200      11,084,850
  Comcast Corp. (Special Class "A" Stock) ........        277,000      13,919,250
  Donnelley (R.R.) & Sons Co. ....................         49,500       1,228,219
  Dow Jones & Co., Inc. ..........................         36,000       2,448,000
  Gannett Co., Inc. ..............................        103,500       8,441,719
  Interpublic Group of Companies, Inc. ...........        107,900       6,224,481
  Knight-Ridder, Inc. ............................         31,100       1,850,450
  McGraw-Hill, Inc. ..............................         72,900       4,492,463
  Mediaone Group, Inc.(a).........................        226,300      17,382,669
  Meredith Corp. .................................         17,800         742,038
  New York Times Co. (Class "A" Stock) ...........         65,200       3,202,950
  Time Warner, Inc. ..............................        482,680      34,964,133
  Times Mirror Co. (Class "A" Stock) .............         30,600       2,050,200
  Tribune Co. ....................................         89,400       4,922,588
  Viacom, Inc. (Class "B" Stock)(a)...............        259,634      15,691,630
                                                                   --------------
                                                                      146,882,917
                                                                   --------------
METALS-FERROUS -- 0.1%
  Allegheny Technologies, Inc. ...................         34,940         783,966
  Bethlehem Steel Corp.(a)........................         47,300         396,138
  Nucor Corp. ....................................         34,100       1,869,106
  USX-U.S. Steel Group, Inc. .....................         31,540       1,040,820
  Worthington Industries, Inc. ...................         34,000         563,125
                                                                   --------------
                                                                        4,653,155
                                                                   --------------
METALS-NON FERROUS -- 0.4%
  Alcan Aluminum Ltd. ............................         83,350       3,432,978
  Alcoa, Inc. ....................................        138,100      11,462,300
  Inco Ltd.(a)....................................         67,200       1,579,200
  Reynolds Metals Co. ............................         25,600       1,961,600
                                                                   --------------
                                                                       18,436,078
                                                                   --------------
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
MINERAL RESOURCES -- 0.1%
  Burlington Resources, Inc. .....................         70,817      $2,341,387
  Homestake Mining Co. ...........................         93,700         732,031
  Phelps Dodge Corp. .............................         27,528       1,847,817
                                                                   --------------
                                                                        4,921,235
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.5%
  AES Corp.(a)....................................         75,200       5,621,200
  Crane Co. ......................................         25,625         509,297
  Danaher Corp. ..................................         51,400       2,480,050
  Ecolab, Inc. ...................................         48,000       1,878,000
  ITT Industries, Inc. ...........................         41,900       1,401,031
  Millipore Corp. ................................         16,200         625,725
  NACCO Industries, Inc. (Class "A" Stock) .......          3,300         183,356
  Pall Corp. .....................................         44,000         948,750
  PPG Industries, Inc. ...........................         65,800       4,116,613
  Textron, Inc. ..................................         59,400       4,555,238
  Thermo Electron Corp.(a)........................         57,000         855,000
                                                                   --------------
                                                                       23,174,260
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.6%
  American Greetings Corp. (Class "A" Stock) .....         24,800         585,900
  Black & Decker Corp. ...........................         32,900       1,719,025
  Corning, Inc. ..................................         88,700      11,436,756
  Jostens, Inc. ..................................         12,400         301,475
  Minnesota Mining & Manufacturing Co. ...........        151,100      14,788,913
  Polaroid Corp. .................................         15,400         289,713
                                                                   --------------
                                                                       29,121,782
                                                                   --------------
OIL & GAS -- 4.7%
  Amerada Hess Corp. .............................         35,800       2,031,650
  Anadarko Petroleum Corp. .......................         47,600       1,624,350
  Ashland, Inc. ..................................         26,600         876,138
  Atlantic Richfield Co. .........................        119,370      10,325,505
  Chevron Corp. ..................................        245,800      21,292,425
  Coastal Corp. ..................................         81,500       2,888,156
  Eastern Enterprises ............................          9,500         545,656
  Exxon Mobil Corp. ..............................      1,291,435     104,041,232
  Kerr-McGee Corp. ...............................         33,926       2,103,412
  NICOR, Inc. ....................................         16,200         526,500
  Phillips Petroleum Co. .........................         94,400       4,436,800
  Royal Dutch Petroleum Co. ......................        800,600      48,386,263
  Sunoco, Inc. ...................................         33,200         780,200
  Texaco, Inc. ...................................        204,982      11,133,085
  Union Pacific Resources Group, Inc. ............         90,056       1,148,214
  Unocal Corp. ...................................         90,600       3,040,763
  USX-Marathon Group .............................        116,500       2,876,094
                                                                   --------------
                                                                      218,056,443
                                                                   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
  Occidental Petroleum Corp. .....................        130,000       2,811,250
                                                                   --------------
OIL - EXPLORATION & PRODUCTION -- 0.1%
  Conoco, Inc (Class "B") ........................        233,957       5,819,680
                                                                   --------------
OIL & GAS SERVICES -- 0.9%
  Apache Corp. ...................................         42,100       1,555,069
  Baker Hughes, Inc. .............................        122,130       2,572,363
  El Paso Energy Corp. ...........................         80,900       3,139,931
  Enron Corp. ....................................        268,800      11,928,000
  Halliburton Co. ................................        164,100       6,605,025
  Helmerich & Payne, Inc. ........................         18,100         394,806
  McDermott International, Inc. ..................         20,700         187,594

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B46

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
OIL & GAS SERVICES (CONT'D.)
  ONEOK, Inc. ....................................         13,000  $      326,625
  Rowan Companies, Inc.(a)........................         28,700         622,431
  Schlumberger Ltd. ..............................        207,300      11,660,625
  Tosco Corp. ....................................         52,000       1,413,750
  Transocean Sedco Forex, Inc. ...................         40,133       1,351,990
                                                                   --------------
                                                                       41,758,209
                                                                   --------------
PRECIOUS METALS -- 0.1%
  Barrick Gold Corp. .............................        145,300       2,569,994
  Freeport-McMoRan Copper & Gold, Inc. (Class "B"
    Stock)(a).....................................         66,200       1,398,475
  Newmont Mining Corp. ...........................         61,503       1,506,824
  Placer Dome, Inc. ..............................        121,000       1,300,750
                                                                   --------------
                                                                        6,776,043
                                                                   --------------
RAILROADS -- 0.4%
  Burlington Northern Santa Fe Corp. .............        171,626       4,161,931
  CSX Corp. ......................................         80,612       2,529,202
  Kansas City Southern Industries, Inc. ..........         41,600       3,104,400
  Norfolk Southern Corp. .........................        141,300       2,896,650
  Union Pacific Corp. ............................         92,100       4,017,863
                                                                   --------------
                                                                       16,710,046
                                                                   --------------
RESTAURANTS -- 0.5%
  Darden Restaurants, Inc. .......................         50,300         911,688
  McDonald's Corp. ...............................        507,100      20,442,469
  Tricon Global Restaurants, Inc.(a)..............         56,650       2,188,106
  Wendy's International, Inc. ....................         44,800         924,000
                                                                   --------------
                                                                       24,466,263
                                                                   --------------
RETAIL -- 8.0%
  Albertson's, Inc. ..............................        156,644       5,051,769
  AutoZone, Inc.(a)...............................         51,900       1,677,019
  Bed Bath & Beyond, Inc.(a)......................         49,000       1,702,750
  Bell Atlantic Corp. ............................        581,390      35,791,822
  BellSouth Corp. ................................        708,100      33,147,931
  Best Buy Co., Inc.(a)...........................         75,000       3,764,063
  Circuit City Stores, Inc. ......................         75,200       3,388,700
  Consolidated Stores Corp.(a)....................         40,200         653,250
  Costco Wholesale Corp.(a).......................         83,266       7,598,023
  CVS Corp. ......................................        145,800       5,822,888
  Dayton-Hudson Corp. ............................        166,284      12,211,481
  Dillard's, Inc. ................................         37,750         762,078
  Dollar General Corporation .....................         82,843       1,884,678
  Federated Department Stores, Inc.(a)............         76,500       3,868,031
  Great Atlantic & Pacific Tea Co., Inc. .........         12,400         345,650
  Harcourt General, Inc. .........................         27,006       1,086,992
  Home Depot, Inc. ...............................        848,619      58,183,440
  IKON Office Solutions, Inc. ....................         52,476         357,493
  J.C. Penney Co., Inc. ..........................        100,500       2,003,719
  Kmart Corp.(a)..................................        181,400       1,825,338
  Kohl's Corp.(a).................................         60,800       4,389,000
  Kroger Co.(a)...................................        308,000       5,813,500
  Liz Claiborne, Inc. ............................         23,400         880,425
  Longs Drug Stores, Inc. ........................         13,700         353,631
  May Department Stores Co. ......................        127,200       4,102,200
  Nordstrom, Inc. ................................         52,300       1,369,606
  Office Depot, Inc.(a)...........................        139,000       1,520,313
  Pep Boys - Manny, Moe & Jack ...................         19,656         179,361
  Rite Aid Corp. .................................         94,600       1,058,338
  Safeway, Inc.(a)................................        188,600       6,707,088
  Sears, Roebuck & Co. ...........................        140,200       4,267,338
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
RETAIL (CONT'D.)
  Sherwin-Williams Co. ...........................         64,700     $ 1,358,700
  Staples, Inc.(a)................................        171,200       3,552,400
  Supervalu, Inc. ................................         46,800         936,000
  Tandy Corp. ....................................         74,860       3,682,176
  The Gap, Inc. ..................................        316,987      14,581,402
  The Limited, Inc. ..............................         82,048       3,553,704
  TJX Companies, Inc. ............................        116,400       2,378,925
  Toys 'R' Us, Inc.(a)............................         98,450       1,409,066
  Wal-Mart Stores, Inc. ..........................      1,661,200     114,830,450
  Walgreen Co. ...................................        373,000      10,910,250
  Winn-Dixie Stores, Inc. ........................         54,900       1,314,169
                                                                   --------------
                                                                      370,275,157
                                                                   --------------
RUBBER -- 0.0%
  Cooper Tire & Rubber Co. .......................         28,800         448,200
  Goodyear Tire & Rubber Co. .....................         58,000       1,634,875
                                                                   --------------
                                                                        2,083,075
                                                                   --------------
TELECOMMUNICATIONS -- 11.5%
  ADC Telecommunications, Inc.(a).................         56,700       4,114,294
  AFLAC Inc. .....................................        102,000       4,813,125
  Alltel Corp. ...................................        114,000       9,426,375
  Andrew Corp.(a).................................         29,112         551,309
  AT&T Corp. .....................................      1,192,521      60,520,441
  CenturyTel, Inc. ...............................         51,200       2,425,600
  General Instrument Corp.(a).....................         66,200       5,627,000
  Global Crossing Ltd.(a).........................        284,105      14,205,250
  GTE Corp. ......................................        365,020      25,756,724
  Lucent Technologies, Inc. ......................      1,159,805      86,767,912
  MCI Worldcom, Inc.(a)...........................      1,049,958      55,713,396
  Motorola, Inc. .................................        226,800      33,396,300
  Nextel Communications, Inc. (Class "A"
    Stock)(a).....................................        132,300      13,643,438
  Nortel Networks Corp. ..........................        494,940      49,988,940
  Qualcomm Inc(a).................................        242,400      42,723,000
  SBC Communications, Inc. .......................      1,273,877      62,101,504
  Scientific-Atlanta, Inc. .......................         27,200       1,513,000
  Sprint Corp. ...................................        327,700      22,058,306
  Sprint Corp. (PCS Group)(a).....................        163,450      16,753,625
  Tellabs, Inc.(a)................................        147,700       9,480,494
  US West, Inc. ..................................        186,922      13,458,384
                                                                   --------------
                                                                      535,038,417
                                                                   --------------
TEXTILES -- 0.0%
  National Service Industries, Inc. ..............         14,700         433,650
  Russell Corp. ..................................         12,700         212,725
  Springs Industries, Inc. .......................          8,700         347,456
  VF Corp. .......................................         42,836       1,285,080
                                                                   --------------
                                                                        2,278,911
                                                                   --------------
TOBACCO -- 0.0%
  UST, Inc. ......................................         66,100       1,664,894
                                                                   --------------
TOYS -- 0.1%
  Hasbro, Inc. ...................................         73,550       1,402,047
  Mattel, Inc. ...................................        152,381       2,000,001
                                                                   --------------
                                                                        3,402,048
                                                                   --------------
TRUCKING/SHIPPING -- 0.1%
  Federal Express Corp.(a)........................        106,640       4,365,575
  Ryder System, Inc. .............................         25,800         630,488
                                                                   --------------
                                                                        4,996,063
                                                                   --------------
UTILITIES - ELECTRICAL & GAS -- 0.0%
  Florida Progress Corp. .........................         36,000       1,523,250
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B47

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
UTILITY - ELECTRIC -- 1.4%
  Ameren Corp. ...................................         53,900  $    1,765,225
  American Electric Power Co., Inc. ..............         72,500       2,329,063
  Carolina Power & Light Co. .....................         59,900       1,823,206
  Central & South West Corp. .....................         77,400       1,548,000
  CINergy Corp. ..................................         58,739       1,417,078
  CMS Energy Corp. ...............................         43,100       1,344,181
  Consolidated Edison, Inc. ......................         87,200       3,008,400
  Constellation Energy Group .....................         53,550       1,552,950
  Dominion Resources, Inc. .......................         71,950       2,824,038
  DTE Energy Co. .................................         53,600       1,681,700
  Duke Energy Corp. ..............................        136,531       6,843,616
  Edison International ...........................        129,800       3,399,138
  Entergy Corp. ..................................         90,300       2,325,225
  FirstEnergy Corp.(a)............................         87,200       1,978,350
  FPL Group, Inc. ................................         68,100       2,915,531
  GPU, Inc. ......................................         46,200       1,383,113
  New Century Energies, Inc. .....................         40,900       1,242,338
  Niagara Mohawk Holdings Inc.(a).................         64,600         900,363
  Northern States Power Co. ......................         53,900       1,051,050
  Pacific Gas & Electric, Co. ....................        140,000       2,870,000
  PECO Energy Co. ................................         80,500       2,797,375
  Pinnacle West Capital Corp. ....................         29,000         886,313
  PP&L Resources, Inc. ...........................         57,000       1,303,875
  Public Service Enterprise Group, Inc. ..........         80,400       2,798,925
  Reliant Energy, Inc. ...........................        107,410       2,457,004
  Southern Co. ...................................        259,400       6,095,900
  Texas Utilities Co. ............................        103,506       3,680,932
  Unicom Corp. ...................................         79,100       2,649,850
                                                                   --------------
                                                                       66,872,739
                                                                   --------------
WASTE MANAGEMENT -- 0.1%
  Allied Waste Industries, Inc.(a)................         68,000         599,250
  Waste Management, Inc. .........................        230,230       3,957,078
                                                                   --------------
                                                                        4,556,328
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $2,278,861,725)..........................................   4,589,537,721
                                                                   --------------
                                                      PRINCIPAL
SHORT-TERM                                             AMOUNT          VALUE
INVESTMENTS -- 1.4%                                     (000)        (NOTE 2)
                                                    -------------  --------------
REPURCHASE AGREEMENT -- 1.3%
  Joint Repurchase Agreement Account,
    2.875%, 01/03/00 (Note 5) ....................  $      60,195  $   60,195,000
                                                                   --------------
U.S. GOVERNMENT OBLIGATION -- .1%
  United States Treasury Bill,
    5.196%, 03/16/00(b)...........................          6,500       6,430,134
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $66,624,638).............................................      66,625,134
                                                                   --------------
TOTAL INVESTMENTS -- 100.0%
  (cost $2,345,486,363; Note 6)                                     4,656,162,855
VARIATION MARGIN ON OPEN FUTURES
  CONTRACTS(c)...................................................         145,000
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.0%)...............................................      (1,290,335)
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $4,655,017,520
                                                                   ==============

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt

(a)  Non-income producing security.

(b)  Security segregated as collateral for futures contracts.

(c)  Open futures contracts as of December 31, 1999 are as follows:

                                                                     VALUE AT
      NUMBER OF                           EXPIRATION  VALUE AT     DECEMBER 31,
      CONTRACTS              TYPE           DATE    TRADE DATE         1999        APPRECIATION
         171           S&P 500 Index       Mar 00   $61,025,287    $63,449,550     $2,424,263

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B48

                            EQUITY INCOME PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 98.0%
                                                         VALUE
                                        SHARES          (NOTE 2)
COMMON STOCKS -- 92.6%               ------------    --------------
AIRLINES -- 3.5%
  AMR Corp.(a).....................       956,200    $   64,065,400
  US Airways Group, Inc. ..........       233,000         7,470,562
                                                     --------------
                                                         71,535,962
                                                     --------------
AUTOS - CARS & TRUCKS -- 3.3%
  Delphi Automotive Systems
    Corp. .........................       459,895         7,243,346
  Ford Motor Co. ..................       382,900        20,461,219
  General Motors Corp. ............       527,300        38,328,119
                                                     --------------
                                                         66,032,684
                                                     --------------
BANKS AND SAVINGS & LOANS -- 0.5%
  Hanvit Bank, GDR, (South
    Korea) ........................     1,521,900         9,702,112
                                                     --------------
CHEMICALS -- 6.4%
  Dow Chemical Co. ................       800,000       106,900,000
  Lyondell Chemical Co. ...........       518,100         6,605,775
  Millennium Chemicals, Inc. ......       849,698        16,781,535
                                                     --------------
                                                        130,287,310
                                                     --------------
CONTAINERS -- 0.1%
  Pactiv Corp.(a)..................       234,500         2,491,562
                                                     --------------
DIVERSIFIED CONSUMER PRODUCTS -- 2.0%
  Eastman Kodak Co. ...............       224,400        14,866,500
  Gibson Greetings, Inc.(a)........       509,100         4,565,991
  Philip Morris Co., Inc. .........       944,100        21,891,319
                                                     --------------
                                                         41,323,810
                                                     --------------
DIVERSIFIED OPERATIONS -- 0.6%
  Tomkins PLC, ADR, (United
    Kingdom) ......................       819,700(b)     12,039,344
                                                     --------------
ELECTRONICS -- 0.3%
  Esterline Technologies
    Corp.(a).......................       567,900         6,566,344
                                                     --------------
FINANCIAL SERVICES -- 12.0%
  A.G. Edwards, Inc. ..............       326,000        10,452,375
  Bear Stearns Companies, Inc. ....     1,054,134        45,064,228
  Lehman Brothers Holdings,
    Inc. ..........................     1,611,700       136,490,844
  PaineWebber Group, Inc. .........     1,307,400        50,743,462
                                                     --------------
                                                        242,750,909
                                                     --------------
FOOD & BEVERAGE -- 1.4%
  Nabisco Group Holdings Corp. ....     2,603,280        27,659,850
                                                     --------------
FOREST PRODUCTS -- 6.0%
  Georgia-Pacific Corp. ...........       794,600        40,325,950
  Longview Fibre Co. ..............     1,358,900        19,364,325
  Louisiana-Pacific Corp. .........     1,324,700        18,876,975
  Potlatch Corp. ..................       211,400         9,433,725
  Rayonier, Inc. ..................       408,600        19,740,487
  Weyerhaeuser Co. ................       202,000        14,506,125
                                                     --------------
                                                        122,247,587
                                                     --------------
GAS DISTRIBUTION -- 0.4%
  TransCanada Pipelines, Ltd. .....       980,444(b)      8,578,885
                                                     --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 4.1%
  Columbia/HCA Healthcare Corp. ...     1,239,100        36,321,119
  Humana Inc.(a)...................     1,547,700        12,671,794
  Lifepoint Hospitals, Inc.(a).....        56,984           673,124
  PhyCor, Inc.(a)..................     2,019,600         3,786,750
  Tenet Healthcare Corp.(a)........     1,221,200        28,698,200
  Triad Hospitals, Inc.(a).........        56,984           861,883
                                                     --------------
                                                         83,012,870
                                                     --------------
HOUSING RELATED -- 5.8%
  Hanson, PLC, ADR, (United
    Kingdom) ......................     2,056,950        83,177,916
  Kaufman & Broad Home Corp. ......       708,300        17,132,006
  Ryland Group, Inc. ..............       725,000        16,720,313
                                                     --------------
                                                        117,030,235
                                                     --------------
COMMON                                                   VALUE
STOCKS (CONTINUED)                      SHARES          (NOTE 2)
                                     ------------    --------------
INSURANCE -- 2.0%
  Marsh & McLennan Companies,
    Inc. ..........................       121,700    $   11,645,169
  Ohio Casualty Corp. .............       782,400(b)     12,567,300
  SAFECO Corp. ....................       409,400        10,183,825
  Selective Insurance Group,
    Inc. ..........................       409,600         7,040,000
                                                     --------------
                                                         41,436,294
                                                     --------------
MACHINERY -- 3.0%
  Cascade Corp. ...................        14,700           135,056
  Commerical Intertech Corp. ......       179,900         2,293,725
  Flowserve Corp. .................     1,165,500        19,813,500
  Graco Inc. ......................       200,000         7,175,000
  Regal-Beloit Corp. ..............       150,000         3,093,750
  Snap-On, Inc. ...................       596,000        15,831,250
  United Dominion Industries,
    Ltd. ..........................       600,000        11,962,500
                                                     --------------
                                                         60,304,781
                                                     --------------
METALS-FERROUS -- 4.4%
  AK Steel Holding Corp. ..........       951,100        17,952,013
  USX-U.S. Steel Group ............     2,168,100        71,547,300
                                                     --------------
                                                         89,499,313
                                                     --------------
METALS-NON FERROUS -- 12.5%
  ALCOA, Inc. .....................     2,034,600       168,871,800
  Reynolds Metals Co. .............     1,094,786        83,887,977
                                                     --------------
                                                        252,759,777
                                                     --------------
OIL & GAS -- 3.6%
  Noble Affiliates, Inc. ..........       735,800        15,773,713
  Pioneer Natural Resources Co. ...     2,631,817        23,521,864
  Total Fina SA, (Class "B" Stock),
    ADR, (France) .................       406,144        28,125,472
  USX-Marathon Group ..............       237,500         5,863,281
                                                     --------------
                                                         73,284,330
                                                     --------------
OIL & GAS EXPLORATION/PRODUCTION -- 1.2%
  Crestar Energy, Inc., ADR,
    (Canada)(a)....................       206,000         2,830,806
  Occidental Petroleum Corp. ......     1,030,000        22,273,750
                                                     --------------
                                                         25,104,556
                                                     --------------
OIL & GAS SERVICES -- 2.0%
  McDermott International, Inc. ...     2,994,100        27,134,031
  Pennzoil-Quaker State Co. .......     1,196,208        12,186,369
                                                     --------------
                                                         39,320,400
                                                     --------------
PRECIOUS METALS -- 0.8%
  Stillwater Mining Co.(a).........       501,000        15,969,375
                                                     --------------
REAL ESTATE DEVELOPMENT -- 10.9%
  Capital Automotive ..............       595,800         7,261,313
  Center Trust, Inc. ..............       432,600         4,190,813
  Crescent Real Estate Equities
    Co. ...........................     2,796,500        51,385,688
  Crown American Realty Trust .....     1,140,100         6,270,550
  Equity Office Properties
    Trust .........................       560,678        13,806,696
  Equity Residential Properties
    Trust .........................     1,619,900        69,149,481
  Gables Residential Trust ........       430,100        10,322,400
  Glimcher Realty Trust ...........       527,900         6,796,713
  Manufactured Home Communities,
    Inc. ..........................       421,900        10,257,444
  Vornado Realty Trust ............     1,272,400        41,353,000
                                                     --------------
                                                        220,794,098
                                                     --------------
  Heilig-Meyers Co. ...............     2,055,200         5,651,800
  The Limited, Inc. ...............       830,916        35,989,049
  Toys 'R' Us, Inc.(a).............       358,800         5,135,325
                                                     --------------
                                                         46,776,174
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B49

DECEMBER 31, 1999

COMMON                                                   VALUE
STOCKS (CONTINUED)                      SHARES          (NOTE 2)
                                     ------------    --------------
TELECOMMUNICATIONS -- 1.2%
  Telefonos de Mexico SA (Class "L"
    Stock), ADR, (Mexico) .........       213,600(b) $   24,030,000
                                                     --------------
TEXTILES -- 0.7%
  Kellwood Co. ....................       745,200        14,484,825
                                                     --------------
TOBACCO -- 0.8%
  R.J. Reynolds Tobacco Holdings,
    Inc. ..........................       867,760        15,294,270
                                                     --------------
TRUCKING/SHIPPING -- 0.5%
  Yellow Corp.(a)..................       566,500         9,524,281
                                                     --------------
UTILITY-ELECTRIC -- 0.3%
  Pacific Gas & Electric, Co. .....       247,200         5,067,600
                                                     --------------
TOTAL COMMON STOCKS
  (cost $1,621,129,265)..........................     1,874,909,538
                                                     --------------
PREFERRED STOCKS -- 4.6%
METALS-FERROUS -- 0.7%
  Bethlehem Steel Corp. (Cum.
    Conv.), $3.50 .................       261,400         7,842,000
  Rouge Steel, 7.25% ..............       273,100         2,065,319
  USX Capital Trust (Cum. Conv.),
    6.75% .........................       119,200         5,095,800
                                                     --------------
                                                         15,003,119
                                                     --------------
METALS-NON FERROUS -- 0.1%
  Hecla Mining Co. (Cum. Conv.),
    7.00%, Series B ...............        61,800         1,475,475
                                                     --------------
REAL ESTATE DEVELOPMENT -- 0.5%
  Union Pacific Capital Trust,
    6.25% .........................       246,400        10,102,400
                                                     --------------
RETAIL -- 1.3%
  Kmart Corp. (Cum. Conv.),
    7.75% .........................       629,300        27,531,875
                                                     --------------
TELECOMMUNICATIONS -- 2.0%
  Telecomunicacoes Brasileiras SA,
    Series B, ADR, (Brazil) .......       309,900(b)     39,822,150
                                                     --------------
TOTAL PREFERRED STOCKS
  (cost $105,218,668)............................        93,935,019
                                                     --------------

                              MOODY'S   PRINCIPAL
                              RATING     AMOUNT
CONVERTIBLE                 (UNAUDITED)   (000)
BONDS -- 0.8%               ----------- ---------
OIL & GAS SERVICES -- 0.2%
  Baker Hughes, Inc.,
    Zero Coupon,
      05/05/08 ...........      A2      $   6,000         4,176,120
                                                     --------------
REAL ESTATE DEVELOPMENT -- 0.2%
  Malan Realty Investors,
    Inc.,
    9.50%, 07/15/04 ......      B3          2,969         2,649,832
                                                     --------------
RETAIL -- 0.4%
  Charming Shoppes, Inc.,
    7.50%, 07/15/06 ......      B2          8,079         8,280,975
                                                     --------------
TOTAL CONVERTIBLE BONDS
  (cost $15,360,108).............................        15,106,927
                                                     --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,741,708,041)..........................     1,983,951,484
                                                     --------------
                              MOODY'S   PRINCIPAL
                              RATING     AMOUNT          VALUE
SHORT-TERM                  (UNAUDITED)   (000)         (NOTE 2)
INVESTMENTS -- 4.7%         ----------- ---------    --------------
COMMERCIAL PAPER -- 2.4%
  Coastal Corp.,
    6.50%, 01/14/00 ......      P2      $  15,000(c) $   14,970,208
  Countrywide Home Loans,
    Inc.,
    5.25%, 01/03/00 ......      P2          4,800(c)      4,800,000
  Heller Financial, Inc.,
    6.05%, 01/12/00 ......      P2         10,000(c)      9,984,875
  Keyspan Corp.,
    6.50%, 01/12/00 ......      P2         19,000(c)     18,969,125
                                                     --------------
                                                         48,724,208
                                                     --------------
TIME DEPOSIT -- 0.5%
  Banque Nationale de
    Paris,
    2.00%, 01/03/00 ......      P1          1,631(c)      1,631,000
  Chase Manhattan Corp.,
    5.50%, 01/03/00 ......      P1          5,000(c)      5,000,000
  Deutsche Bank AG,
    5.00%, 01/03/00 ......      P1          3,000(c)      3,000,000
                                                     --------------
                                                          9,631,000
                                                     --------------
REPURCHASE AGREEMENT -- 1.8%
  Joint Repurchase
    Agreement Account,
    2.875%, 01/03/00
      (Note 5) ...........                 37,352        37,352,000
                                                     --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $95,707,208).............................        95,707,208
                                                     --------------
TOTAL INVESTMENTS -- 102.7%
  (cost $1,837,415,249; Note 6)..................     2,079,658,692
LIABILITIES IN EXCESS OF OTHER ASSETS --
  (2.7%).........................................       (55,619,332)
                                                     --------------
TOTAL NET ASSETS -- 100.0%.......................    $2,024,039,360
                                                     ==============

The following abbreviations are used in portfolio descriptions:
  ADR      American Depository Receipt
  AG       Aktiengesellschaft (German Stock Company)
  GDR      Global Depository Receipt
  SA       Sociedad Anonima (Spanish Corporation) or Societe
           Anonyme (French Corporation)

(a)  Non-income producing security.

(b) Portion of securities on loan with an aggregate market value of $56,036,738; cash collateral of $57,973,945 was received with which the portfolio purchased securities.

(c) Represents security purchased with cash collateral received for securities on loan.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B50

                                EQUITY PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS
-- 89.6%
                                                        VALUE
                                         SHARES        (NOTE 2)
COMMON STOCKS                         ------------- --------------
AEROSPACE
  Raytheon Co. .....................         44,639 $    1,107,605
                                                    --------------
APPAREL -- 0.3%
  Jones Apparel Group, Inc. ........        716,973     19,447,893
                                                    --------------
AUTOS - CARS & TRUCKS -- 1.4%
  Delphi Automotive Systems
    Corp. ..........................        440,325      6,935,119
  General Motors Corp. .............        630,000     45,793,125
  Navistar International Corp.(a)...        395,200     18,722,600
  PACCAR Inc. ......................        279,400     12,380,912
                                                    --------------
                                                        83,831,756
                                                    --------------
BANKS AND SAVINGS & LOANS -- 5.0%
  Bank of New York Co., Inc. .......      2,400,000     96,000,000
  Bank of America Corp. ............      1,789,856     89,828,398
  Chase Manhattan Corp. ............        376,900     29,280,419
  Mellon Financial Corp. ...........        540,200     18,400,562
  Mercantile Bankshares Corp. ......        419,400     13,394,587
  Morgan (J.P.) & Co., Inc. ........        232,100     29,389,662
  National City Corp. ..............        123,120      2,916,405
  Republic New York Corp. ..........        450,000     32,400,000
                                                    --------------
                                                       311,610,033
                                                    --------------
CHEMICALS -- 1.3%
  Eastman Chemical Co. .............        941,550     44,900,166
  Potash Corp. of Saskatchewan Inc.,
    (Canada) .......................        380,000     18,311,250
  Wellman, Inc. ....................        798,200     14,866,475
                                                    --------------
                                                        78,077,891
                                                    --------------
COMPUTER -- 5.9%
  Compaq Computer Corp. ............      3,302,350     89,369,847
  Gerber Scientific, Inc. ..........        419,800      9,209,362
  Hewlett-Packard Co. ..............      1,100,000    125,331,250
  NCR Corp.(a) .....................        100,000      3,787,500
  Seagate Technology, Inc.(a) ......      2,975,800    138,560,687
                                                    --------------
                                                       366,258,646
                                                    --------------
CONSTRUCTION & HOUSING -- 1.3%
  American Standard Co., Inc.(a) ...      1,050,000     48,168,750
  Centex Corp. .....................      1,200,000     29,625,000
                                                    --------------
                                                        77,793,750
                                                    --------------
DIVERSIFIED CONSUMER PRODUCTS -- 4.0%
  Eastman Kodak Co. ................      2,969,300    196,716,125
  Gibson Greeting, Inc.(a)..........        750,000      6,726,562
  Philip Morris Co., Inc. ..........      2,025,000     46,954,687
                                                    --------------
                                                       250,397,374
                                                    --------------
ELECTRONICS -- 4.5%
  Arrow Electronics, Inc.(a) .......      2,145,500     54,442,062
  Avnet, Inc. ......................        887,600     53,699,800
  Harris Corp. .....................      2,884,000     76,966,750
  Hitachi Ltd. ADR, (Japan) ........        515,000     83,365,625
  Lanier Worldwide, Inc.(a) ........      2,884,000     11,175,500
                                                    --------------
                                                       279,649,737
                                                    --------------
FINANCIAL SERVICES -- 3.3%
  Citigroup, Inc. ..................      1,400,401     77,809,781
  Lehman Brothers Holdings, Inc. ...        764,800     64,769,000
  Morgan Stanley Dean Witter &
    Co. ............................        452,800     64,637,200
                                                    --------------
                                                       207,215,981
                                                    --------------
COMMON STOCKS                                           VALUE
(CONTINUED)                              SHARES        (NOTE 2)
                                      ------------- --------------
FOOD & BEVERAGE 1.5%
  Nabisco Group Holdings Corp. .....      3,710,000 $   39,418,750
  Sara Lee Corp. ...................      2,497,500     55,101,094
                                                    --------------
                                                        94,519,844
                                                    --------------
FOREST PRODUCTS -- 12.3%
  Fort James Corp. .................        664,000     18,177,000
  Georgia-Pacific Corp. ............      3,406,300    172,869,725
  Georgia-Pacific Timber Group .....      1,158,000     28,515,750
  International Paper Co. ..........      1,820,000    102,716,250
  Mead Corp. .......................      2,306,000    100,166,875
  Rayonier Inc. ....................        830,400     40,118,700
  Temple-Inland, Inc. ..............      1,240,500     81,795,469
  Weyerhaeuser Co. .................      1,522,500    109,334,531
  Willamette Industries, Inc. ......      2,500,000    116,093,750
                                                    --------------
                                                       769,788,050
                                                    --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 10.9%
  Columbia/HCA Healthcare Corp. ....      5,790,100    169,722,306
  Foundation Health Systems,
    Inc.(a) ........................      4,724,610     46,950,812
  HEALTHSOUTH Corp.(a) .............      5,376,800     28,900,300
  LifePoint Hospitals, Inc.(a)......        304,742      3,599,765
  PacifiCare Health Systems,
    Inc.(a) ........................      1,143,900     60,626,700
  Service Corp. International(a) ...      3,686,500     25,575,094
  Tenet Healthcare Corp.(a).........      7,321,732    172,060,702
  Triad Hospitals, Inc.(a)..........        304,742      4,609,223
  Wellpoint Health Networks
    Inc.(a) ........................      2,570,900    169,518,719
                                                    --------------
                                                       681,563,621
                                                    --------------
INSURANCE -- 11.1%
  American Financial Group, Inc. ...        552,700     14,577,462
  American General Corp. ...........        879,704     66,747,541
  AXA Financial Inc. ...............      2,323,800     78,718,725
  Chubb Corp. ......................      2,206,400    124,247,900
  Loews Corp. ......................      1,775,000    107,720,312
  Old Republic International
    Corp. ..........................      3,198,327     43,577,205
  SAFECO Corp. .....................      2,855,800     71,038,025
  St. Paul Companies, Inc. .........      1,320,100     44,470,869
  Tokio Marine & Fire Insurance Co.
    Ltd. (The) ADR (Japan) .........        656,400     38,809,650
  United HealthCare Corp. ..........      1,914,900    101,729,063
                                                    --------------
                                                       691,636,752
                                                    --------------
LEISURE -- 0.8%
  Hilton Hotels Corp. ..............      3,470,600     33,404,525
  Park Place Entertainment
    Corp.(a) .......................      1,078,300     13,478,750
                                                    --------------
                                                        46,883,275
                                                    --------------
METALS-FERROUS -- 0.2%
  Birmingham Steel Corp.(a) ........      1,492,400      7,928,375
  Carpenter Technology Corp. .......        100,000      2,743,750
                                                    --------------
                                                        10,672,125
                                                    --------------
METALS-NON FERROUS -- 2.5%
  Alcoa, Inc. ......................      1,882,000    156,206,000
                                                    --------------
MINERAL RESOURCES -- 0.5%
  Phelps Dodge Corp. ...............        488,600     32,797,275
                                                    --------------
OIL & GAS -- 5.6%
  Amerada Hess Corp. ...............        325,000     18,443,750
  Atlantic Richfield Co. ...........      1,100,000     95,150,000
  Kerr-McGee Corp. .................        590,400     36,604,800
  KeySpan Corp. ....................      1,356,432     31,452,267
  Occidental Petroleum Corp. .......      1,100,000     23,787,500
  Total SA, ADR, (France) ..........      2,075,275    143,712,794
                                                    --------------
                                                       349,151,111
                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B51

DECEMBER 31, 1999

COMMON STOCKS                                           VALUE
(CONTINUED)                              SHARES        (NOTE 2)
                                      ------------- --------------
PRECIOUS METALS -- 2.5%
  Freeport-McMoRan Copper & Gold,
    Inc. (Class "A")(a) ............      3,853,300 $   71,526,881
  Freeport-McMoRan Copper & Gold,
    Inc. (Class "B" Stock)(a) ......        319,600      6,751,550
  Kinross Gold Corp.(a) ............        105,126        197,111
  Newmont Mining Corp. .............      3,057,000     74,896,500
                                                    --------------
                                                       153,372,042
                                                    --------------
RESTAURANTS -- 2.5%
  CKE Restaurants, Inc. ............      1,933,700     11,360,488
  Darden Restaurants, Inc. .........      7,922,700    143,598,938
                                                    --------------
                                                       154,959,426
                                                    --------------
RETAIL -- 6.1%
  Consolidated Stores Corp.(a) .....      2,023,800     32,886,750
  Dillard's, Inc. ..................      3,649,000     73,664,188
  IKON Office Solutions, Inc. ......      5,193,000     35,377,313
  Kmart Corp.(a) ...................      6,500,000     65,406,250
  Pep Boys - Manny, Moe & Jack .....      1,594,900     14,553,463
  Sears, Roebuck and Co. ...........        690,000     21,001,875
  Tandy Corp. ......................      2,166,900    106,584,394
  Toys 'R' Us, Inc.(a) .............      2,350,000     33,634,375
                                                    --------------
                                                       383,108,608
                                                    --------------
TELECOMMUNICATIONS -- 3.9%
  ALLTEL Corp. .....................      1,129,588     93,402,808
  AT&T Corp. .......................      1,734,400     88,020,800
  Loral Corp.(a) ...................      2,600,000     63,212,500
                                                    --------------
                                                       244,636,108
                                                    --------------
TEXTILES
  Worldtex, Inc.(a) ................        107,199        167,498
                                                    --------------
TOBACCO -- 0.3%
  R.J. Reynolds Tobacco Holdings,
    Inc. ...........................      1,236,666     21,796,238
                                                    --------------
UTILITY - ELECTRIC -- 1.3%
  American Electric Power Company,
    Inc. ...........................        180,000      5,782,500
  GPU, Inc. ........................        500,000     14,968,750
  Reliant Energy, Inc. .............        974,519     22,292,122
  Unicom Corp. .....................      1,112,900     37,282,150
                                                    --------------
                                                        80,325,522
                                                    --------------
UTILITY - WATER -- 0.1%
  American Water Works Co., Inc. ...        270,000      5,737,500
                                                    --------------
WASTE MANAGEMENT -- 0.5%
  Waste Management, Inc. ...........      1,882,292     32,351,894
                                                    --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,235,036,665)............................  5,585,063,555
                                                    --------------

                                 MOODY'S   PRINCIPAL
                                 RATING     AMOUNT
SHORT-TERM                     (UNAUDITED)   (000)
INVESTMENTS -- 10.4%           ----------- ---------
COMMERCIAL PAPER -- 8.7%
  Barton Capital Corp,
    6.09%, 02/01/00 .........      P1      $  20,844     20,734,691
    6.18%, 02/03/00 .........      P1         12,000     11,932,900
  Baus Funding LLC,
    6.20%, 01/31/00 .........      P1         60,000     59,690,000
  BBV Finance (Delaware) Inc,
    6.27%, 01/10/00 .........      P1         25,000     24,960,812
                                 MOODY'S   PRINCIPAL
SHORT-TERM                       RATING     AMOUNT       VALUE
INVESTMENTS (CONT'D)           (UNAUDITED)   (000)      (NOTE 2)
                               ----------- --------- --------------

COMMERCIAL PAPER -- 8.7% (CONT'D.)
  BBL North America,
    6.27%, 01/26/00 .........      P1      $  40,000 $   39,825,833
  Blue Ridge Asset Fund,
    6.70%, 01/18/00 .........      P1         19,000     18,939,886
  Carolina Power & Light,
    6.55%, 01/28/00 .........      P1         11,306     11,250,459
  Corporate Asset Funding,
    6.10%, 01/27/00 .........      P1          9,695      9,652,288
  Edison Asset Securitization
    LLC,
    6.65%, 01/31/00 .........      P1          9,592      9,538,844
    7.00%, 01/21/00 .........      P1         16,597     16,532,456
  Enterprise Funding Corp.,
    6.18%, 01/27/00 .........      P1          9,588      9,545,206
  Falcon Asset Securitization
    Corp.,
    5.99%, 01/13/00 .........      P1         60,000     59,880,200
  Fleet Funding Corp.,
    6.10%, 02/04/00 .........      P1          7,773      7,728,219
  Old Line Funding Corp.,
    6.25%, 01/20/00 .........      P1         20,000     19,934,028
    6.30%, 01/19/00 .........      P1         34,420     34,311,577
  Salomon Smith Barney
    Holding,
    6.10%, 01/25/00 .........      P1         28,000     27,886,133
  Thunder Bay Funding,
    6.75%, 01/28/00 .........      P1          6,513      6,480,028
  Triple-A One Plus Funding,
    6.26%, 01/12/00 .........      P1         10,590     10,569,744
    6.26%, 01/14/00 .........      P1         29,000     28,934,444
    6.66%, 01/20/00 .........      P1         12,000     11,957,820
    6.70%, 01/18/00 .........      P1          8,539      8,511,984
  Unifunding Inc.,
    6.50%, 01/25/00 .........      P1         35,000     34,848,333
  Windmill Funding Corp.,
    6.10%, 01/28/00 .........      P1         60,000     59,725,500
                                                     --------------
                                                        543,371,385
                                                     --------------
REPURCHASE AGREEMENT -- 1.7%
  Joint Repurchase Agreement
    Account,
    2.875%, 01/03/00
      (Note 5) ..............                106,923    106,923,000
                                                     --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $650,294,385)...............................    650,294,385
                                                     --------------
TOTAL INVESTMENTS -- 100.0%
  (cost $4,885,331,050; Note 6).....................  6,235,357,940

FORWARD CURRENCY CONTRACTS -- AMOUNT PAYABLE TO
  COUNTERPARTIES (b)................................       (138,418)

OTHER ASSETS IN EXCESS OF OTHER LIABLITIES..........
                                                             76,720
                                                     --------------
TOTAL NET ASSETS -- 100.0%.......................... $6,235,296,242
                                                     ==============

The following abbreviations are used in portfolio descriptions:
  ADR      American Depository Receipt.
  LLC      Limited Liability Company.
  SA       Societe Anonyme (French Corporation).

(a)  Non-income producing security.
(b) Outstanding forward currency contract as of December 31, 1999 was as follows:

                             VALUE AT
     FOREIGN CURRENCY       SETTLEMENT      CURRENT
        CONTRACTS              DATE          VALUE      DEPRECIATION
--------------------------  -----------   -----------   ------------
   Sold:
     Japanese Yen,
       expiring 3/30/00     $43,111,992   $42,973,574    $(138,418)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B52

                         PRUDENTIAL JENNISON PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS --
95.6%
                                                        VALUE
                                           SHARES      (NOTE 2)
COMMON STOCKS -- 95.6%                    --------- --------------
BANKS AND SAVINGS & LOANS -- 1.6%
  Chase Manhattan Corp. ................    554,100 $   43,046,644
                                                    --------------
BUSINESS SERVICES -- 1.6%
  Omnicom Group, Inc. ..................    434,000     43,400,000
                                                    --------------
COMPUTER SERVICES -- 13.8%
  America Online, Inc. (a) .............    583,900     44,047,956
  Cisco Systems, Inc. (a) ..............  1,082,450    115,957,456
  EMC Corp. (a) ........................    487,600     53,270,300
  Juniper Networks, Inc. ...............     53,100     18,054,000
  Microsoft Corp. (a) ..................  1,164,500    135,955,375
  VERITAS Software Corp. (a) ...........    109,800     15,715,125
                                                    --------------
                                                       383,000,212
                                                    --------------
COMPUTERS -- 6.6%
  Dell Computer Corp. (a) ..............    782,900     39,927,900
  Equant NV (Netherlands) ..............    315,200     35,302,400
  Hewlett-Packard Co. ..................    619,200     70,550,100
  Sun Microsystems, Inc. (a) ...........    467,500     36,202,031
                                                    --------------
                                                       181,982,431
                                                    --------------
COSMETICS & SOAPS -- 0.8%
  Estee Lauder Companies (Class "A"
    Stock) .............................    433,600     21,869,700
                                                    --------------
DIVERSIFIED OPERATIONS -- 3.5%
  General Electric Co. .................    624,400     96,625,900
                                                    --------------
DRUGS AND MEDICAL SUPPLIES -- 9.9%
  American Home Products Corp. .........  1,024,600     40,407,662
  Amgen, Inc. (a) ......................    563,100     33,821,194
  Bristol-Myers Squibb Co. .............    401,500     25,771,281
  Genentech, Inc. (a) ..................    201,500     27,101,750
  Glaxo Wellcome PLC, ADR (United
    Kingdom) ...........................    509,500     28,468,312
  Johnson & Johnson ....................    362,300     33,739,187
  Schering-Plough Corp. ................    346,900     14,634,844
  Warner-Lambert Co. ...................    857,800     70,285,987
                                                    --------------
                                                       274,230,217
                                                    --------------
ELECTRONICS -- 10.6%
  Applied Materials, Inc. (a) ..........    371,800     47,102,412
  Broadcom Corp. Class A ...............    102,000     27,782,250
  Intel Corp. ..........................    799,600     65,817,075
  KLA-Tencor Corp. (a) .................    275,400     30,672,675
  Motorola, Inc. .......................    342,300     50,403,675
  Texas Instruments, Inc. ..............    742,500     71,929,687
                                                    --------------
                                                       293,707,774
                                                    --------------
FINANCIAL SERVICES -- 6.4%
  American Express Co. .................    189,900     31,570,875
  Citigroup, Inc. ......................  1,537,200     85,410,675
  Morgan Stanley Dean Witter & Co. .....    423,720     60,486,030
                                                    --------------
                                                       177,467,580
                                                    --------------
INSURANCE -- 2.7%
  American International Group, Inc. ...    694,125     75,052,266
                                                    --------------
MEDIA -- 8.0%
  AT&T Corp-Liberty Media Group (Class
    "A" Stock) .........................    839,000     47,613,250
  CBS Corp. (a) ........................  1,381,400     88,323,263
  Clear Channel Communications,
    Inc. (a) ...........................    627,800     56,031,150
  Univision Communications Inc. (a) ....    302,700     30,932,156
                                                    --------------
                                                       222,899,819
                                                    --------------
RESTAURANTS -- 1.2%
  McDonald's Corp. .....................    861,000     34,709,063
                                                    --------------
COMMON                                                  VALUE
STOCKS (CONTINUED)                         SHARES      (NOTE 2)
                                          --------- --------------
RETAIL -- 10.2%
  Home Depot, Inc. .....................  1,531,500 $  105,003,469
  Kohl's Corp. (a) .....................    579,800     41,854,313
  The Gap, Inc. ........................  1,083,450     49,838,700
  Tiffany & Co. ........................    439,900     39,261,075
  Wal-Mart Stores, Inc. ................    694,100     47,979,663
                                                    --------------
                                                       283,937,220
                                                    --------------
TELECOMMUNICATIONS -- 18.7%
  Allegiance Telecom, Inc. .............    286,200     26,401,950
  JDS Uniphase Corp. (a) ...............    229,600     37,037,350
  Level 3 Communications, Inc. (a) .....    235,200     19,257,000
  Lucent Technologies, Inc. ............    443,350     33,168,122
  MCI WordCom, Inc. (a) ................    903,000     47,915,438
  Metromedia Fiber Network, Inc. (a) ...    355,800     17,056,163
  Nextlink Communications - A ..........    280,100     23,265,806
  Nokia Corp., ADR (Finland) ...........    477,500     90,725,000
  NTL Inc. (a) .........................    437,900     54,628,025
  Qwest Communications International
    Inc. (a) ...........................  1,591,800     68,447,400
  Tellabs, Inc. (a) ....................    576,300     36,991,256
  Vodafone AirTouch PLC, ADR (United
    Kingdom) ...........................  1,270,900     62,909,550
                                                    --------------
                                                       517,803,060
                                                    --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,757,433,043)............................  2,649,731,886
                                                    --------------

                                           PRINCIPAL
                                            AMOUNT
SHORT-TERM                                   (000)
INVESTMENT -- 4.4%                         ---------
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account
    2.875%, 01/03/00
      (cost $121,024,000; Note 5) .......  $121,024     121,024,000
                                                     --------------
TOTAL INVESTMENTS -- 100.0%
  (cost $1,878,457,043; Note 6).....................  2,770,755,886
LIABILITIES IN EXCESS OF OTHER ASSETS (b)...........        (88,025)
                                                     --------------
TOTAL NET ASSETS -- 100.0%.......................... $2,770,667,861
                                                     ==============

The following abbreviations are used in portfolio descriptions:
  ADR      American Depository Receipt
  NV       Naamloze Vennootschap (Dutch Corporation)
  PLC      Public Limited Company (British Corporation)

(a)  Non-income producing security.

(b)  Represents less than 0.05%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B53

                                GLOBAL PORTFOLIO
DECEMBER 31, 1999

LONG-TERM
INVESTMENTS -- 94.6%
                                                        VALUE
                                         SHARES        (NOTE 2)
COMMON STOCKS                         ------------- --------------
AUSTRALIA -- 3.2%
  Brambles Industries, Ltd. ........        329,600 $    9,121,618
  Broken Hill Proprietary
    Co., Ltd. ......................      1,367,850     17,982,536
  Commonwealth Bank of Australia ...        827,800     14,265,568
                                                    --------------
                                                        41,369,722
                                                    --------------
FINLAND -- 2.7%
  Nokia Corp.(a)....................        190,700     34,583,439
                                                    --------------
FRANCE -- 6.6%
  Carrefour SA .....................         38,400      7,083,771
  Havas Advertising SA .............          4,400      1,875,159
  Lafarge SA .......................         98,231     11,440,668
  Legrand SA .......................         61,600     14,665,248
  Publicis SA ......................          4,984      1,883,017
  Suez Lyonnaise des Eaux(a)........         69,500     11,140,379
  Thomson Multimedia ...............        267,148     14,399,609
  Total SA .........................        173,090     23,106,429
                                                    --------------
                                                        85,594,280
                                                    --------------
FEDERAL REPUBLIC OF GERMANY -- 3.7%
  Deutsche Telekom Ag ..............        187,550     13,359,231
  Mannesmann Ag ....................         99,400     23,984,843
  Siemens Ag .......................         80,800     10,281,576
                                                    --------------
                                                        47,625,650
                                                    --------------
IRELAND -- 0.3%
  Bank of Ireland ..................        582,200      4,633,875
                                                    --------------
ITALY -- 1.3%
  Unicredito Italiano SpA ..........      3,589,200     17,646,658
                                                    --------------
JAPAN -- 18.3%
  CSK Corporation ..................        193,000     31,329,945
  Fuji Bank ........................      1,326,000     12,876,179
  Fujitsu Limited ..................        828,000     37,732,057
  Honda Motor Co., Ltd. ............        260,000      9,661,647
  Nippon Telegraph & Telephone
    Corp.(a)........................          1,204     20,604,343
  NTT Data Corp ....................          1,031     23,693,038
  NTT Mobile Communication
    Network, Inc. ..................            904     34,742,032
  Softbank Corp. ...................         42,000     40,168,201
  Sony Corp. .......................         66,600     19,733,817
  Sony Corp., (ADR) ................         27,100      7,716,725
                                                    --------------
                                                       238,257,984
                                                    --------------
MEXICO -- 1.1%
  Telefonos de Mexico, SA (ADR)
    (Class L Shares) ...............        128,100     14,411,250
                                                    --------------
NETHERLANDS -- 2.1%
  ING Groep N.V. ...................        267,500     16,154,202
  Vendex KBB N.V. ..................        410,600     10,921,137
                                                    --------------
                                                        27,075,339
                                                    --------------
SINGAPORE -- 0.7%
  Development Bank of Singapore
    Ltd ............................        678,800      5,135,322
  Singapore Airlines Ltd ...........        340,000      3,858,301
                                                    --------------
                                                         8,993,623
                                                    --------------
SPAIN -- 3.3%
  Banco Santander SA ...............      1,530,100     17,327,309
  Telefonica SA ....................        969,408     24,221,624
  Terra Networks SA ................         26,800      1,464,804
                                                    --------------
                                                        43,013,737
                                                    --------------
COMMON STOCKS                                           VALUE
(CONTINUED)                              SHARES        (NOTE 2)
                                      ------------- --------------
SWEDEN -- 3.8%
  Hennes & Mauritz AB ..............        839,400 $   28,111,850
  Nordbanken Holding AB ............      1,292,800      7,595,860
  Skanska AB (Class "B" Shares) ....        354,000     13,186,760
                                                    --------------
                                                        48,894,470
                                                    --------------
UNITED KINGDOM -- 9.7%
  Alliance and Leicester PLC .......        581,400      7,573,142
  Bank of Scotland .................      1,144,600     13,316,431
  Canary Wharf Group PLC ...........      1,302,200      8,112,293
  GKN PLC ..........................        973,300     15,969,447
  Glaxo Wellcome PLC ...............        503,900     14,301,420
  Hays PLC(a).......................      1,717,500     27,457,367
  Siebe PLC(a)......................      2,511,500     13,301,409
  Vodafone AirTouch PLC ............      5,209,000     26,010,063
                                                    --------------
                                                       126,041,572
                                                    --------------
UNITED STATES -- 37.8%
  Agency.com Limited ...............          9,400        479,400
  Alcoa Inc. .......................         94,000      7,802,000
  AT&T Corp. .......................        186,200      9,449,650
  Atmel Corp.(a)....................        719,800     21,279,087
  Citigroup Inc. ...................        388,200     21,569,362
  Electronic Arts, Inc.(a)..........        323,400     27,165,600
  Fox Entertainment Group, Inc.
    (Class "A" Stock)(a)............        459,400     11,456,288
  Freemarkets, Inc. ................            100         34,131
  Intertrust Technologies Corp. ....         34,000      3,999,250
  MCI WorldCom, Inc.(a).............        327,900     17,399,194
  Mead Corp. .......................        290,200     12,605,562
  Mediaone Group, Inc.(a)...........         87,500      6,721,094
  Microsoft Corp.(a)................        118,200     13,799,850
  Omnicom Group, Inc. ..............        114,600     11,460,000
  Ondisplay, Inc. ..................         62,700      5,697,863
  OpenTV Corp ......................         17,200      1,380,300
  Oracle Systems Corp.(a)...........        405,200     45,407,725
  PMC-Sierra, Inc.(a)...............        336,900     54,009,281
  Portal Software, Inc. ............         84,300      8,672,363
  Priceline.com Inc.(a).............         30,700      1,454,413
  Quest Software Inc. ..............         36,400      3,712,800
  Red Hat Inc. .....................         38,900      8,217,625
  SCI Systems, Inc.(a)..............        198,700     16,330,656
  Seagate Technology, Inc.(a).......        322,800     15,030,375
  Solectron Corp.(a)................        356,500     33,912,062
  Texas Instruments, Inc. ..........        292,200     28,306,875
  The Williams Companies, Inc. .....        135,900      4,153,444
  Time Warner, Inc. ................        402,700     29,170,581
  United Parcel Service, Inc.
    (Class B) ......................        124,500      8,590,500
  UnitedGlobalCom, Inc.
    (Class A) ......................         96,900      6,843,563
  USA Networks, Inc.(a).............        468,400     25,879,100
  USWeb Corp. ......................        125,500      5,576,906
  Wells Fargo & Co. ................        410,100     16,583,419
  Wendys International, Inc. .......        301,800      6,224,625
                                                    --------------
                                                       490,374,944
                                                    --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $677,017,960)..............................  1,228,516,543
                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B54

DECEMBER 31, 1999

                                        PRINCIPAL
                                         AMOUNT         VALUE
SHORT-TERM                                (000)        (NOTE 2)
INVESTMENTS -- 3.7%                   ------------- --------------
U. S. GOVERNMENT SECURITIES -- 1.3%
  UNITED STATES TREASURY BILLS,
    5.59%, 08/17/00 ................  $       5,310 $    5,122,028
    5.61%, 08/17/00 ................         11,800     11,378,907
                                                    --------------
                                                        16,500,935
                                                    --------------
TOTAL U. S. GOVERNMENT SECURITIES
  (cost $16,500,935)...............................     16,500,935
                                                    --------------
REPURCHASE AGREEMENT -- 2.4%
  Joint Repurchase Agreement
    Account, 2.875%, 01/03/00
    (cost $30,645,000; Note 5)......         30,645     30,645,000
                                                    --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $47,145,935)...............................     47,145,935
                                                    --------------
TOTAL INVESTMENTS -- 98.3%
  (cost $724,163,895; Note 6)......................  1,275,662,478

ASSETS IN EXCESS OF OTHER
  LIABILITIES -- 1.7%..............................     22,651,610
                                                    --------------
TOTAL NET ASSETS -- 100.0%......................... $1,298,314,088
                                                    ==============

The following abbreviations are used in portfolio descriptions:
  AB       Aktiebolag (Swedish Stock Company)
  ADR      American Depository Receipt
  AG       Aktiengesellschaft (German Stock Company)
  N.V.     Naamloze Vennootschap (Dutch Corporation)
  PLC      Public Limited Company (British Corporation)
  SA       Sociedad Anomia (Spanish Corporation) or Societe
           Anonyme (French Corporation)

(a)  Non-income producing security.

The industry classification of portfolio of holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 1999 were as follows:

Computer Software & Services                                17.0%
Telecommunications                                          16.5%
Electronics                                                 15.1%
Commercial Banking                                          10.0%
Media                                                        6.1%
Diversified Operations                                       5.4%
Retail                                                       4.2%
Oil & Gas Services                                           2.1%
Telephones                                                   2.1%
Automobiles & Manufacturing                                  2.0%
Banks                                                        1.9%
Machinery                                                    1.9%
Advertising                                                  1.1%
Electrical Equipment                                         1.1%
Pharmaceuticals                                              1.1%
Construction                                                 1.0%
Paper                                                        1.0%
Building Materials & Components                              0.9%
Diversified Manufacturing                                    0.8%
Commercial Services                                          0.7%
Transportation                                               0.7%
Aluminum                                                     0.6%
Real Estate-Development                                      0.6%
Professional Services                                        0.4%
Airlines                                                     0.3%
Repurchase Agreement                                         2.4%
U.S. Government Securities                                   1.3%
                                                          ------
                                                            98.3%
Other assets in excess of liabilities                        1.7%
                                                          ------
                                                           100.0%
                                                          ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B55

                      NOTES TO THE FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

NOTE 1:  GENERAL

The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of seventeen Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to only the ten Portfolios available for investment by Variable Universal Life: Money Market Portfolio, Diversified Bond Portfolio, Conservative Balance Portfolio, Flexible Managed Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Equity Portfolio, Prudential Jennison Portfolio and Global Portfolio. The ability of the issuers of the securities held by the Money Market Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2:  ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Series Fund and the Portfolios in preparation of its financial statements.

SECURITIES VALUATION: Equity securities traded on an exchange or NASDAQ (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded, or if there is not a sale, at the mean of the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Debt securities, in general, are valued using an independent pricing service or a principal market maker. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded. Any security for which a reliable market quotation is unavailable is valued at fair value by The Prudential Insurance Company of America ("The Prudential") under the direction of the Series Fund's Board of Directors.

The Money Market, Conservative Balanced and Flexible Managed Portfolios use amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

The High Yield Bond Portfolio may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securites law ("restricted securities"). Certain issues of restricted securities held by the High Yield Bond Portfolio at December 31, 1999 include registration rights, none of which are currently under contract to be registered. Restricted securites, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

FOREIGN CURRENCY TRANSLATION: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities - at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices

                                       C1
of securities held at the end of the fiscal year. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized and unrealized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

FORWARD CURRENCY CONTRACTS: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currencies. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

SHORT SALES: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the buyer. The proceeds of the short sale will be retained by the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

OPTIONS: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipts of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sales or the cost of the purchase in determining whether the Series Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a

                                       C2
certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

SECURITIES LENDING: The Series Fund (excluding the Money Market Portfolio) may lend its portfolio securities to broker-dealers, qualified banks and certain institutional investors. The loans are secured by collateral in an amount equal to at least the market value at all times of the loaned securities plus any accrued interest and dividends. During the time the securities are on loan, the Series Fund will continue to receive the interest and dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Series Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Series Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Prudential Securities Incorporated ("PSI") is the securities lending agent for the Series Fund. PSI is an indirect, wholly owned subsidiary of The Prudential. For the year ended December 31, 1999, PSI has been compensated by the following amounts:

Conservative Balanced Portfolio........  $    485,395
Flexible Managed Portfolio.............       468,004
High Yield Bond Portfolio..............        25,258
Equity Income Portfolio................       119,198
                                         ------------
                                         $  1,097,855
                                         ============

SWAPS: Certain portfolios of the Series Fund may enter into swap agreements. A swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between a Portfolios basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their costs. These estimates are adjusted when the actual amounts are known. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly at a Portfolio or Class level.

For Portfolios with multiple classes and shares, net investment income, other than administration and distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

                                       C3

CUSTODY FEE CREDITS: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying statement of operations.

TAXES: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of each Portfolio of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gain (loss) daily. The Conservative Balanced, Stock Index, Equity Income, Equity and Prudential Jennison Portfolios will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. The Diversified Bond, Flexible Managed, High Yield and Global Portfolios will declare and distribute dividends from net investment income and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Series Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. As a result of this statement, the Series Fund changed the classification of distributions to shareholders to disclose the amounts of undistributed net investment income and accumulated net realized gain (loss) on investments available for distributions determined in accordance with income tax regulations. For the year ended December 31, 1999 the application of this statement increased (decreased) undistributed net investment income ("UNI") and accumulated net realized gains (losses) on investments ("G/L") by the following amounts:

                                             UNI            G/L
                                         ------------  -------------
Equity Portfolio (a)...................  $  (140,882)  $    140,882
Global Portfolio (a) (b)...............   10,630,256    (10,630,256)

      (a) Reclassification of net foreign currency gain (loss).

      (b) Reclassification of passive foreign investment companies' gains.

Net investment income, net realized gains and net assets were not affected by these reclassifications.

NOTE 3:  AGREEMENTS

The Series Fund has an investment advisory agreement with The Prudential. Pursuant to this agreement The Prudential has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. The Prudential has entered into a service agreement with The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with the performance of its obligations under the investment advisory agreement with the Series Fund. In addition, The Prudential has entered into a subadvisory agreement with Jennison Associates LLC ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. The Prudential pays for the cost of PIC's and Jennison's services, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

                                       C4

The investment advisory fee paid to The Prudential is computed daily and payable quarterly, at the annual rates specified below, of the value of each of the Portfolio's average daily net assets.

                 Fund                    Investment Advisory Fee
                 ----                    -----------------------
Money Market Porfolio..................           0.40%
Diversified Bond Portfolio.............           0.40
Conservative Balanced Portfolio........           0.55
Flexible Managed Portfolio.............           0.60
High Yield Bond Portfolio..............           0.55
Stock Index Portfolio..................           0.35
Equity Income Portfolio................           0.40
Equity Portfolio.......................           0.45
Prudential Jennison Portfolio..........           0.60
Global Portfolio.......................           0.75

The Prudential compensates Jennison for its services as follows: 0.75% on the first $10 million of the Prudential Jennison Portfolio's average daily net assets, 0.50% on the next $30 million, 0.35% on the next $25 million, 0.25% on the next $335 million, 0.22% on the next $600 million and 0.20% thereafter.

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable quarterly. No distribution or service fees are paid to PIMS as distributor for Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensates PIMS for distribution-related activities at an annual rate of .25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with Prudential Investments Fund Management LLC ("PIFM") which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PIFM is accrued daily and payable quarterly, at the annual rate of .15% of the average daily net assets of the Class II shares.

The Prudential has agreed to reimburse each Portfolio (other than the Global Portfolio), the portion of the investment advisory fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds 0.75% of the Portfolio's average daily net assets. No reimbursement was required for the year ended December 31, 1999

PIC, PIMS, PIFM and Jennison are wholly-owned subsidiaries of The Prudential.

As of March 11, 1999, the Series Fund, along with other affiliated registered investment companies (the "Funds"), has a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pays a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid on a pro rata basis by the Funds. Interest on any such borrowings outstanding will be at market rates. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Series Fund had a credit agreement with a maximum commitment of $250,000,000. The commitment fee was .055 of 1% on the unused portion of the facility. The Series Fund did not borrow any amounts pursuant to either agreement during the year ended
December 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

NOTE 4:  OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, began serving as the Series Fund's transfer agent on March 14, 1999. Transfer agent fees and expenses in the statements of operations include certain out-of-pocket expense paid to nonaffiliates. During the period March 14, 1999

                                       C5
through December 31, 1999, the Series Fund incurred fees for the services of PMFS and as of December 31, 1999 fees were due to PMFS as follows:

                                         Transfer Agent's  Transfer Agent
                                               Fees         Fees Payable
                                         ----------------  --------------
Money Market Porfolio..................      $ 8,000           $  800
Diversified Bond Portfolio.............        8,100              800
Conservative Balanced Portfolio........        7,700              700
Flexible Managed Portfolio.............        8,000              800
High Yield Bond Portfolio..............        8,000              800
Stock Index Portfolio..................        8,200              800
Equity Income Portfolio................        7,800              800
Equity Portfolio.......................        8,400              800
Prudential Jennison Portfolio..........        7,800              800
Global Portfolio.......................        7,800              800
                                             -------           ------
                                             $79,800           $7,900

For the year ended December 31, 1999, PSI earned $589,537 in brokerage commissions from transactions executed on behalf of the following Portfolios:

                 Fund                    Commission
                 ----                    ----------
Conservative Balanced Portfolio........   $  2,600
Flexible Managed Portfolio.............     10,257
Equity Income Portfolio................     69,381
Equity Portfolio.......................    319,224
Prudential Jennison Portfolio..........    188,075
                                          --------
                                          $589,537

NOTE 5:  JOINT REPURCHASE AGREEMENT ACCOUNT

The Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $744,612,000 as of December 31, 1999. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                           Principal    Percentage
                                            Amount       Interest
                                         -------------  ----------
Diversified Bond Portfolio.............  $ 39,380,000       5.29%
Conservative Balanced Portfolio........    87,560,000      11.76
Flexible Managed Portfolio.............   164,437,000      22.08
High Yield Bond Portfolio..............    38,984,000       5.24
Stock Index Portfolio..................    60,195,000       8.08
Equity Income Portfolio................    37,352,000       5.02
Equity Portfolio.......................   106,923,000      14.36
Prudential Jennison Portfolio..........   121,024,000      16.25
Global Portfolio.......................    30,645,000       4.12
All other portfolios (currently not
  available to Variable Universal
  Life)................................    58,112,000       7.80
                                         ------------     ------
                                         $744,612,000     100.00%

                                       C6

As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

ABN AMRO Incorporated, 2.75%, in the principal amount of $210,000,000, repurchase price $210,048,125, due 1/3/00. The value of the collateral including accrued interest was $214,200,332.

Bear, Stearns & Co., Inc., 2.75%, in the principal amount of $210,000,000, repurchase price $210,048,125, due 1/3/00. The value of the collateral including accrued interest was $214,345,594.

Lehman Brothers, Inc., 2.50%, in the principal amount of $100,000,000, repurchase price $100,020,833, due 1/3/00. The value of the collateral including accrued interest was $101,984,334.

Morgan (J.P.) Securities, Inc., 4.50%, in the principal amount of $114,612,000, repurchase price $114,654,980, due 1/3/00. The value of the collateral including accrued interest was $117,037,615.

Salomon Smith Barney Inc., 2.00%, in the principal amount of $110,000,000, repurchase price $110,018,333, due 1/3/00. The value of the collateral including accrued interest was $112,554,452.

NOTE 6:  PORTFOLIO SECURITIES

The aggregate cost of purchases and proceeds from sales of securities (excluding short-term issues) for the year ended December 31, 1999 were as follows:

Cost of Purchases:

                                                                                               HIGH
                                           DIVERSIFIED     CONSERVATIVE      FLEXIBLE         YIELD           STOCK
                                               BOND          BALANCED        MANAGED           BOND           INDEX
                                          --------------  --------------  --------------  --------------  --------------
Government Securities...................  $1,032,602,727  $2,149,354,256  $1,633,799,829               0               0
Non-Government Securities...............  $1,163,102,559  $2,569,102,770  $1,933,267,104  $  475,211,435  $  503,214,225


                                              EQUITY                        PRUDENTIAL
                                              INCOME          EQUITY         JENNISON         GLOBAL
                                          --------------  --------------  --------------  --------------
Government Securities...................               0               0               0  $   74,089,245
Non-Government Securities...............  $  329,424,255  $  520,771,256  $1,802,534,059  $  644,610,288

Proceeds from Sales:

                                                                                               HIGH
                                           DIVERSIFIED     CONSERVATIVE      FLEXIBLE         YIELD           STOCK
                                               BOND          BALANCED        MANAGED           BOND           INDEX
                                          --------------  --------------  --------------  --------------  --------------
Government Securities...................  $1,023,069,086  $2,058,784,264  $1,439,490,553               0               0
Non-Government Securities...............  $  945,723,708  $3,179,565,912  $2,423,290,053  $  436,350,631  $   75,111,780


                                              EQUITY                        PRUDENTIAL
                                              INCOME          EQUITY         JENNISON         GLOBAL
                                          --------------  --------------  --------------  --------------
Government Securities...................               0               0               0  $   74,099,000
Non-Government Securities...............  $  614,171,048  $1,308,865,108  $1,035,995,886  $  623,485,896

The High Yield Portfolio entered into written call options as follows:

                                         CONTRACTS  PREMIUMS
                                         ---------  ---------
Balance as of December 31, 1998........       0      $     0
Options written........................      34       68,000
                                            ---      -------
Balance as of December 31, 1999........      34      $68,000
                                            ===      =======

The Global Portfolio entered into 3 swap agreements with Merrill Lynch International. The portfolio receives the change in the market value of shares of Taiwan Semiconductor including dividends and the Portfolio pays 3 month LIBOR plus 0.75% based on the value of the shares of Taiwan Semiconductor on the date the contract was entered into. In addition, the Portfolio will pay a fee at termination of the swap equal to the number of shares of Taiwan Semiconductor times the market price on termination date times 0.0075. Details of the swap agreements are as follows:

        Open     Termination                   Current         Current
        Date        Date         Shares         Value           Basis       Appreciation
     ----------  -----------  ------------  --------------  --------------  ------------
        8/16/99    8/18/00     1,464,601     $ 7,652,912     $ 7,011,838     $  641,074
       11/16/99    8/18/00       979,400       5,172,329       4,796,416        375,913
       12/23/99    8/18/00     1,068,669       5,680,268       5,310,003        370,265
                                             -----------     -----------     ----------
                                             $18,505,509     $17,118,258     $1,387,252

                                       C7

The federal income tax basis and unrealized appreciation (depreciation) of the Series Fund's investments as of December 31, 1999 were as follows:

                                                                                               HIGH
                                           DIVERSIFIED     CONSERVATIVE      FLEXIBLE         YIELD           STOCK
                                               BOND          BALANCED        MANAGED           BOND           INDEX
                                          --------------  --------------  --------------  --------------  --------------
Gross Unrealized Appreciation...........  $    4,539,643  $  618,254,006  $  830,907,342  $   22,003,313  $2,409,423,762
Gross Unrealized Depreciation...........      48,433,942     240,643,859     422,071,306     107,501,436      99,360,670
Total Net Unrealized....................     (43,894,299)    377,610,147     408,836,036     (85,498,123)  2,310,063,092
Tax Basis...............................   1,297,397,697   4,477,171,346   5,222,267,377     883,980,108   2,346,099,763


                                              EQUITY                        PRUDENTIAL
                                              INCOME          EQUITY         JENNISON         GLOBAL
                                          --------------  --------------  --------------  --------------
Gross Unrealized Appreciation...........  $  544,531,534  $1,820,600,926  $  909,029,943  $  557,819,864
Gross Unrealized Depreciation...........     302,384,157     470,574,036      17,746,324      13,711,041
Total Net Unrealized....................     242,147,377   1,350,026,890     891,283,619     544,108,823
Tax Basis...............................   1,837,511,315   4,885,331,050   1,879,472,267     731,553,655

For federal income tax purposes, the following Portfolios had capital loss carryforwards as of December 31, 1999. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts:

                            POST OCTOBER     POST OCTOBER      CAPITAL LOSS    CAPITAL LOSS
                              CURRENCY          CAPITAL       CARRYFORWARDS    CARRYFORWARDS
                           LOSSES DEFERRED  LOSSES DEFERRED  UTILIZED IN 1999    AVAILABLE    EXPIRATION DATE
                           ---------------  ---------------  ----------------  -------------  ---------------
Conservative Balanced
  Portfolio..............           --        $ 8,302,364               --               --
Flexible Managed
  Portfolio..............           --         16,235,978               --               --
High Yield Bond
  Portfolio..............           --          4,418,508               --      $(2,841,700)           2003
                                                                                (43,467,300)           2007
                                                                                -----------
                                                                                (46,309,000)
Global Portfolio.........     $262,338                 --               --               --              --

NOTE 7:  CAPITAL

The Series Fund offers Class I and Class II shares. Both Class I and Class II shares of a Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of The Prudential to fund benefits under certain variable life insurance and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 1999, only the Equity Portfolio has Class II shares outstanding.

Transactions in shares of common stock of the Equity Portfolio for the year ended December 31, 1999 were as follows:

                Class I                     Shares          Amount
                -------                  ------------  ----------------
Year ended December 31, 1999:
Capital stock sold.....................    8,671,360   $   269,536,387
Capital stock issued in reinvestment of
  dividends and distributions..........   29,303,403       842,957,463
Capital stock repurchased..............  (33,039,026)   (1,018,930,728)
                                         -----------   ---------------
Net decrease in shares outstanding.....    4,935,737   $    93,563,122
                                         ===========   ===============

               Class II                     Shares          Amount
               --------                  ------------  ----------------
May 3, 1999(a) through December 31,
  1999:
Capital stock sold.....................       14,063   $       457,113
Capital stock issued in reinvestment of
  dividends and distributions..........        1,186            33,511
Capital stock repurchased..............       (4,199)         (135,030)
                                         -----------   ---------------
Net increase in shares outstanding.....       11,050   $       355,594
                                         ===========   ===============

(a) Commencement of offering of Class II shares.

                                       C8

FINANCIAL HIGHLIGHTS

                                                          MONEY MARKET
                                         ----------------------------------------------
                                                           YEAR ENDED
                                                          DECEMBER 31,
                                         ----------------------------------------------
                                           1999      1998     1997     1996    1995(A)
                                         ---------  -------  -------  -------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  10.00   $10.00   $10.00   $10.00    $10.00
                                         --------   ------   ------   ------    ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income and realized and
  unrealized gains.....................      0.49     0.52     0.54     0.51      0.56
Dividends and distributions............     (0.49)   (0.52)   (0.54)   (0.51)    (0.56)
                                         --------   ------   ------   ------    ------
Net Asset Value, end of year...........  $  10.00   $10.00   $10.00   $10.00    $10.00
                                         ========   ======   ======   ======    ======
TOTAL INVESTMENT RETURN:(b)............      4.97%    5.39%    5.41%    5.22%     5.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $1,335.5   $920.2   $657.5   $668.8    $613.3
Ratios to average net assets:
  Expenses.............................      0.42%    0.41%    0.43%    0.44%     0.44%
  Net investment income................      4.90%    5.20%    5.28%    5.10%     5.64%

                                                           DIVERSIFIED BOND
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1999       1998       1997       1996      1995(A)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  11.06   $  11.02   $  11.07   $  11.31   $  10.04
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.67       0.69       0.80       0.76       0.76
Net realized and unrealized gains
  (losses) on investments..............     (0.75)      0.08       0.11      (0.27)      1.29
                                         --------   --------   --------   --------   --------
    Total from investment operations...     (0.08)      0.77       0.91       0.49       2.05
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...        --      (0.69)     (0.83)     (0.73)     (0.75)
Distributions from net realized
  gains................................     (0.03)     (0.04)     (0.13)        --      (0.03)
                                         --------   --------   --------   --------   --------
    Total distributions................     (0.03)     (0.73)     (0.96)     (0.73)     (0.78)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  10.95   $  11.06   $  11.02   $  11.07   $  11.31
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(b)............     (0.74)%     7.15%      8.57%      4.40%     20.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $1,253.8   $1,122.6     $816.7     $720.2     $655.8
Ratios to average net assets:
  Expenses.............................      0.43%      0.42%      0.43%      0.45%      0.44%
  Net investment income................      6.25%      6.40%      7.18%      6.89%      7.00%
Portfolio turnover rate................       171%       199%       224%       210%       199%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D1

FINANCIAL HIGHLIGHTS

                                                           CONSERVATIVE BALANCED
                                         ---------------------------------------------------------
                                                                YEAR ENDED
                                                               DECEMBER 31,
                                         ---------------------------------------------------------
                                           1999       1998       1997       1996        1995(A)
                                         ---------  ---------  ---------  ---------  -------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  15.08   $  14.97   $  15.52   $  15.31     $  14.10
                                         --------   --------   --------   --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.62       0.66       0.76       0.66         0.63
Net realized and unrealized gains on
  investments..........................      0.37       1.05       1.26       1.24         1.78
                                         --------   --------   --------   --------     --------
    Total from investment operations...      0.99       1.71       2.02       1.90         2.41
                                         --------   --------   --------   --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.62)     (0.66)     (0.76)     (0.66)       (0.64)
Distributions from net realized
  gains................................     (0.06)     (0.94)     (1.81)     (1.03)       (0.56)
Distributions in excess of net realized
  gains................................     (0.03)        --         --         --           --
                                         --------   --------   --------   --------     --------
    Total distributions................     (0.71)     (1.60)     (2.57)     (1.69)       (1.20)
                                         --------   --------   --------   --------     --------
Net Asset Value, end of year...........  $  15.36   $  15.08   $  14.97   $  15.52     $  15.31
                                         ========   ========   ========   ========     ========
TOTAL INVESTMENT RETURN:(b)............      6.69%     11.74%     13.45%     12.63%       17.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $4,387.1   $4,796.0   $4,744.2   $4,478.8     $3,940.8
Ratios to average net assets:
  Expenses.............................      0.57%      0.57%      0.56%      0.59%        0.58%
  Net investment income................      4.02%      4.19%      4.48%      4.13%        4.19%
Portfolio turnover rate................       109%       167%       295%       295%         201%

                                                        FLEXIBLE MANAGED PORTFOLIO
                                         ---------------------------------------------------------
                                                                YEAR ENDED
                                                               DECEMBER 31,
                                         ---------------------------------------------------------
                                           1999       1998       1997       1996        1995(A)
                                         ---------  ---------  ---------  ---------  -------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  16.56   $  17.28   $  17.79   $  17.86     $  15.50
                                         --------   --------   --------   --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.58       0.58       0.59       0.57         0.56
Net realized and unrealized gains on
  investments..........................      0.69       1.14       2.52       1.79         3.15
                                         --------   --------   --------   --------     --------
    Total from investment operations...      1.27       1.72       3.11       2.36         3.17
                                         --------   --------   --------   --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income...        --      (0.59)     (0.58)     (0.58)       (0.56)
Distributions from net realized
  gains................................     (0.19)     (1.85)     (3.04)     (1.85)       (0.79)
                                         --------   --------   --------   --------     --------
    Total distributions................     (0.19)     (2.44)     (3.62)     (2.43)       (1.35)
                                         --------   --------   --------   --------     --------
Net Asset Value, end of year...........  $  17.64   $  16.56   $  17.28   $  17.79     $  17.86
                                         ========   ========   ========   ========     ========
TOTAL INVESTMENT RETURN:(b)............      7.78%     10.24%     17.96%     13.64%       24.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $5,125.3   $5,410.0   $5,490.1   $4,896.9     $4,261.2
Ratios to average net assets:
  Expenses.............................      0.62       0.61%      0.62%      0.64%        0.63%
  Net investment income................      3.20       3.21%      3.02%      3.07%        3.30%
Portfolio turnover rate................        76%       138%       227%       233%         173%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D2

                                                              HIGH YIELD BOND
                                         ---------------------------------------------------------
                                                                YEAR ENDED
                                                               DECEMBER 31,
                                         ---------------------------------------------------------
                                           1999       1998       1997       1996        1995(A)
                                         ---------  ---------  ---------  ---------  -------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $   7.21   $   8.14   $   7.87   $   7.80     $   7.37
                                         --------   --------   --------   --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.79       0.77       0.78       0.80         0.81
Net realized and unrealized gains
  (losses) on investments..............     (0.46)     (0.94)      0.26       0.06         0.46
Dividends and distributions............
                                         --------   --------   --------   --------     --------
    Total from investment operations...      0.33      (0.17)      1.04       0.86         1.27
                                         --------   --------   --------   --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.02)     (0.76)     (0.77)     (0.78)       (0.84)
Dividends in excess of net investment
  income...............................        --         --         --      (0.01)          --
                                         --------   --------   --------   --------     --------
    Total distributions................     (0.02)     (0.76)     (0.77)     (0.79)       (0.84)
                                         --------   --------   --------   --------     --------
Net Asset Value, end of year...........  $   7.52   $   7.21   $   8.14   $   7.87     $   7.80
                                         ========   ========   ========   ========     ========
TOTAL INVESTMENT RETURN:(b)............      4.61%     (2.36)%    13.78%     11.39%       17.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................    $802.2     $789.3     $568.7     $432.9       $367.9
Ratios to average net assets:
  Expenses.............................      0.60%      0.58%      0.57%      0.63%        0.61%
  Net investment income................     10.48%     10.31%      9.78%      9.89%       10.34%
Portfolio turnover rate................        58%        63%       106%        88%         139%

                                                                STOCK INDEX
                                         ---------------------------------------------------------
                                                                YEAR ENDED
                                                               DECEMBER 31,
                                         ---------------------------------------------------------
                                           1999       1998       1997       1996        1995(A)
                                         ---------  ---------  ---------  ---------  -------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  37.74   $  30.22   $  23.74   $  19.96     $  14.96
                                         --------   --------   --------   --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.44       0.42       0.43       0.40         0.40
Net realized and unrealized gains
  (losses) on investments..............      7.23       8.11       7.34       4.06         5.13
                                         --------   --------   --------   --------     --------
    Total from investment operations...      7.67       8.53       7.77       4.46         5.53
                                         --------   --------   --------   --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.43)     (0.42)     (0.42)     (0.40)       (0.38)
Distributions from net realized
  gains................................     (0.53)     (0.59)     (0.87)     (0.28)       (0.15)
                                         --------   --------   --------   --------     --------
    Total distributions................     (0.96)     (1.01)     (1.29)     (0.68)       (0.53)
                                         --------   --------   --------   --------     --------
Net Asset Value, end of year...........  $  44.45   $  37.74   $  30.22   $  23.74     $  19.96
                                         ========   ========   ========   ========     ========
TOTAL INVESTMENT RETURN:(b)............     20.54%     28.42%     32.83%     22.57%       37.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $4,655.0   $3,548.1   $2,448.2   $1,581.4     $1,031.3
Ratios to average net assets:
  Expenses.............................      0.39%      0.37%      0.37%      0.40%        0.38%
  Net investment income................      1.09%      1.25%      1.55%      1.95%        2.27%
Portfolio turnover rate................         2%         3%         5%         1%           1%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D3

FINANCIAL HIGHLIGHTS

                                                          EQUITY INCOME PORTFOLIO
                                         ---------------------------------------------------------
                                                                YEAR ENDED
                                                               DECEMBER 31,
                                         ---------------------------------------------------------
                                           1999       1998       1997       1996        1995(A)
                                         ---------  ---------  ---------  ---------  -------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  20.03   $  22.39   $  18.51   $  16.27     $  14.48
                                         --------   --------   --------   --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.51       0.56       0.61       0.58         0.64
Net realized and unrealized gains
  (losses) on investments..............      1.89      (1.03)      6.06       2.88         2.50
Dividends and distributions............
                                         --------   --------   --------   --------     --------
    Total from investment operations...      2.40      (0.47)      6.67       3.46         3.14
                                         --------   --------   --------   --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.50)     (0.59)     (0.57)     (0.71)       (0.62)
Distributions from net realized
  gains................................     (2.41)     (1.30)     (2.22)     (0.51)       (0.73)
                                         --------   --------   --------   --------     --------
    Total distributions................     (2.91)     (1.89)     (2.79)     (1.22)       (1.35)
                                         --------   --------   --------   --------     --------
Net Asset Value, end of year...........  $  19.52   $  20.03   $  22.39   $  18.51     $  16.27
                                         ========   ========   ========   ========     ========
TOTAL INVESTMENT RETURN:(b)............     12.52%     (2.38)%    36.61%     21.74%       21.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $2,024.0   $2,142.3   $2,029.8   $1,363.5     $1,110.0
Ratios to average net assets:
  Expenses.............................      0.42%      0.42%      0.41%      0.45%        0.43%
  Net investment income................      2.34%      2.54%      2.90%      3.36%        4.00%
Portfolio turnover rate................        16%        20%        38%        21%          64%

                                                              EQUITY CLASS I                         EQUITY CLASS II
                                         ---------------------------------------------------------  -----------------
                                                                YEAR ENDED
                                                               DECEMBER 31,                          MAY 3, 1999(d)
                                         ---------------------------------------------------------       THROUGH
                                           1999       1998       1997       1996        1995(A)     DECEMBER 31, 1999
                                         ---------  ---------  ---------  ---------  -------------  -----------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...  $  29.64   $  31.07   $  26.96   $  25.64     $  20.66          $ 32.79
                                         --------   --------   --------   --------     --------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.54       0.60       0.69       0.71         0.55             0.28
Net realized and unrealized gains on
  investments..........................      3.02       2.21       5.88       3.88         5.89            (0.60)
                                         --------   --------   --------   --------     --------          -------
    Total from investment operations...      3.56       2.81       6.57       4.59         6.44            (0.32)
                                         --------   --------   --------   --------     --------          -------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.53)     (0.60)     (0.70)     (0.67)       (0.52)           (0.34)
Distributions from net realized
  gains................................     (3.77)     (3.64)     (1.76)     (2.60)       (0.94)           (3.21)
                                         --------   --------   --------   --------     --------          -------
    Total distributions................     (4.30)     (4.24)     (2.46)     (3.27)       (1.46)           (3.55)
                                         --------   --------   --------   --------     --------          -------
Net Asset Value, end of period.........  $  28.90   $  29.64   $  31.07   $  26.96     $  25.64          $ 28.92
                                         ========   ========   ========   ========     ========          =======
TOTAL INVESTMENT RETURN:(b)............     12.49%      9.34%     24.66%     18.52%       31.29%           (0.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................  $6,235.0   $6,247.0   $6,024.0   $4,814.0     $3,813.8             $0.3
Ratios to average net assets:
  Expenses.............................      0.47%      0.47%      0.46%      0.50%        0.48%            0.87%(c)
  Net investment income................      1.72%      1.81%      2.27%      2.54%        2.28%            1.33%(c)
Portfolio turnover rate................         9%        25%        13%        20%          18%               9%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

(c) Annualized

(d) Commencement of offering of Class II shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D4

FINANCIAL HIGHLIGHTS

                                                                 PRUDENTIAL JENNISON
                                         --------------------------------------------------------------------
                                                        YEAR ENDED
                                                       DECEMBER 31,                    APRIL 25, 1995(d)
                                         ----------------------------------------              TO
                                           1999       1998       1997      1996       DECEMBER 31, 1995(A)
                                         ---------  ---------  --------  --------  --------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...  $  23.91   $  17.73   $ 14.32   $ 12.55            $ 10.00
                                         --------   --------   -------   -------            -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.05       0.04      0.04      0.02               0.02
Net realized and unrealized gains on
  investments..........................      9.88       6.56      4.48      1.78               2.54
                                         --------   --------   -------   -------            -------
    Total from investment operations...      9.93       6.60      4.52      1.80               2.56
                                         --------   --------   -------   -------            -------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.05)     (0.04)    (0.04)    (0.03)             (0.01)
Distributions from net realized
  gains................................     (1.40)     (0.38)    (1.07)       --                 --
                                         --------   --------   -------   -------            -------
    Total distributions................     (1.45)     (0.42)    (1.11)    (0.03)             (0.01)
                                         --------   --------   -------   -------            -------
Net Asset Value, end of period.........  $  32.39   $  23.91   $ 17.73   $ 14.32            $ 12.55
                                         ========   ========   =======   =======            =======
TOTAL INVESTMENT RETURN:(b)............     41.76%     37.46%    31.71%    14.41%             24.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................  $2,770.7   $1,198.7    $495.9    $226.5              $63.1
Ratios to average net assets:
  Expenses.............................      0.63%      0.63%     0.64%     0.66%              0.79%(c)
  Net investment income................      0.17%      0.20%     0.25%     0.20%              0.15%(c)
Portfolio turnover rate................        58%        54%       60%       46%                37%

                                                               GLOBAL
                                         ---------------------------------------------------
                                                             YEAR ENDED
                                                            DECEMBER 31,
                                         ---------------------------------------------------
                                           1999      1998     1997     1996       1995(A)
                                         ---------  -------  -------  -------  -------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  21.16   $17.92   $17.85   $15.53      $13.88
                                         --------   ------   ------   ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.06     0.07     0.09     0.11        0.06
Net realized and unrealized gains
  (losses) on investments..............     10.04     4.38     1.11     2.94        2.14
                                         --------   ------   ------   ------      ------
    Total from investment operations...     10.10     4.45     1.20     3.05        2.20
                                         --------   ------   ------   ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income...        --    (0.16)   (0.13)   (0.11)      (0.24)
Dividends in excess of net investment
  income...............................     (0.10)   (0.12)   (0.10)      --          --
Distributions from net realized
  gains................................     (0.18)   (0.93)   (0.90)   (0.62)      (0.31)
                                         --------   ------   ------   ------      ------
    Total distributions................     (0.28)   (1.21)   (1.13)   (0.73)      (0.55)
                                         --------   ------   ------   ------      ------
Net Asset Value, end of year...........  $  30.98   $21.16   $17.92   $17.85      $15.53
                                         ========   ======   ======   ======      ======
TOTAL INVESTMENT RETURN:(b)                 48.27%   25.08%    6.98%   19.97%      15.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $1,298.3   $844.5   $638.4   $580.6      $400.1
Ratios to average net assets:
  Expenses.............................      0.84%    0.86%    0.85%    0.92%       1.06%
  Net investment income................      0.21%    0.29%    0.47%    0.64%       0.44%
Portfolio turnover rate................        76%      73%      70%      41%         59%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized

(d) Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D5

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Portfolio, Diversified Bond Portfolio, Conservative Balanced Portfolio, Flexible Managed Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Equity Portfolio, Prudential Jennison Portfolio and Global Portfolio (ten of the seventeen portfolios that constitute The Prudential Series Fund, Inc.; the "Portfolios") at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and, provide a reasonable basis for the opinion expressed above. The financial highlights of each Portfolio for the period ended December 31, 1995 were audited by other independent accountants whose opinion dated February 15, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the America
New York, NY 10036
February 23, 2000

                          TAX INFORMATION (UNAUDITED)

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 1999) as to the federal tax status of dividends paid by the Series Fund during such fiscal year. Accordingly, we are advising you that in 1999, the Series Fund paid dividends as follows:

                                    ORDINARY DIVIDENDS
                                    ------------------
                                                  SHORT-TERM       LONG-TERM       TOTAL
                                       INCOME    CAPITAL GAINS   CAPITAL GAINS   DIVIDENDS
                                      --------   -------------   -------------   ---------
Money Market Porfolio                  $0.490                                     $0.490
Diversified Bond Portfolio                          $0.029          $0.001         0.030
Conservative Balanced Portfolio         0.623        0.043           0.043         0.709
Flexible Managed Portfolio              0.001        0.100           0.093         0.194
High Yield Bond Portfolio               0.020                                      0.020
Stock Index Portfolio                   0.434        0.069           0.462         0.965
Equity Income Portfolio                 0.496        0.164           2.247         2.907
Equity Portfolio                        0.530        0.260           3.511         4.301
Prudential Jennison Portfolio           0.047                        1.397         1.444
Global Portfolio                        0.100        0.018           0.157         0.275

                                       E1

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The toll-free number shown below can be used to make transfers and reallocations, review how your premiums are being allocated and receive current investment option values in your contract. Unit values for each investment option are available to all Contract Owners from the toll-free number. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

                                     [GRAPHIC]
                                 1-800-944-8786
                            7a.m.-6p.m. Central Time

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In the past, Contract Owners who held several variable contracts at the same address received multiple copies of annual reports and semiannual reports. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will attempt to mail only one copy of this report, based on our current records for Contract Owners with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The above toll-free number should be used to request any additional copies of this report by contacting the reallocation area. Proxy material and tax information will continue to be sent to each account of record.

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Standard & Poor's 500 Composite Stock Price Index (S&P 500) comprises 500 large, established, publicly traded stocks. Morgan Stanley Capital International Europe Index comprises approximately 620 European companies. Salomon Brothers Extended Market Index defines the small capitalization stock universe or remaining 20% of the available capital of each country and includes the remaining 75% of the BMI issues. The BMI measures the performance of the entire universe of institutionally investable securities. Morgan Stanley Capital International Europe, Australia, Far East Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. S&P 500/Barra Value Index contains companies within the S&P 500 with lower price-to-book ratios. S&P 500/Barra Growth Index contains companies within the S&P 500 with higher price-to-book ratios. Russell 2000 Value Index measures the performance of Russell 2000 companies with lower price-to-book ratios. Russell 2000 Growth Index measures the performance of Russell 2000 companies with higher price-to-book ratios. Morgan Stanley Capital International World Free Index contains companies in the MSCI World Index that reflect actual buyable opportunities for the nondomestic investor by taking into account local market restrictions on share ownership by foreigners. These indexes are calculated in U.S. dollars, without dividends reinvested. Morgan Stanley Capital International Japan Index measures the performance of Japan's stock market.

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Whether providing insurance protection for home, family and business or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock(R). Since 1875, Prudential has been helping individuals and families meet their financial needs.


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